UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2006 - June 30, 2006

Item 1: Reports to Shareholders

S E M I A N N U A L R E V I E W

Pennsylvania Mutual Fund

Royce Micro-Cap Fund

Royce Premier Fund

Royce Low-Priced Stock Fund

Royce Total Return Fund

Royce Heritage Fund

Royce Opportunity Fund

Royce Special Equity Fund

Royce Value Fund

Royce Value Plus Fund

Royce Technology Value Fund

Royce 100 Fund

AND R E P O R T T O S H A R E H O L D E R S 2006
Royce Discovery Fund Royce Financial Services Fund	TheRoyceFund
Royce Dividend Value Fund www.roycefunds.com	VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS

THE ROYCE FUNDS SELECTION GUIDE

INVESTMENT UNIVERSE

For more than 30 years, Royce & Associates has utilized a disciplined value approach to invest in smaller companies. Our universe is comprised of three markets: micro-, small- and mid-cap companies. (Segments representing more than 20% of a Fund’s assets are indicated in the table below. Source: FactSet.)

Micro-Cap—Market Caps less than $500 million
The micro-cap segment is comprised of approximately 5,600 companies with more than $638 billion in total capitalization. It offers many choices, but faces significant trading difficulties, including limited trading volumes and higher volatility.

Small-Cap—Market Caps between $500 million and $2.5 billion
The small-cap segment encompasses approximately 1,800 companies with a total capitalization of more than $2.1 trillion. It is more efficient, offering greater trading volumes and narrower bid/ask spreads.

Mid-Cap—Market Caps between $2.5 billion and $5 billion
The mid-cap segment includes approximately 501 companies with more than $1.7 trillion in total capitalization. It includes companies that generally are more established businesses that attract greater institutional interest and therefore enjoy greater liquidity.

PORTFOLIO APPROACH

Funds are diversified according to our view of the attendant risks within each portfolio’s investment universe and approach. A Fund investing primarily in micro-caps, for example, will generally hold relatively smaller positions in a larger number of securities, while a small- or mid-cap oriented fund will typically hold larger positions in a relatively limited number of securities.

Diversified  A Royce diversified portfolio is one that holds more than 100 securities and whose top positions generally do not exceed 2% of net assets.

Limited  A Royce limited portfolio is one that either (i) invests in no more than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

VOLATILITY

Each Fund’s volatility is measured using Morningstar’s Overall Risk Ratio, which measures variations in a Fund’s monthly returns, with an emphasis on downside performance. The Overall Risk Ratio is a weighted combination of a Fund’s three-, five- and 10-year scores, if applicable. Each Fund’s results reflect its score compared against all small-cap objective funds tracked by Morningstar with at least three years of history (383 funds as of 6/30/06). For Royce Technology Fund, we examine all specialty technology funds tracked by Morningstar with three years of history (100 Funds as of 6/30/06). We consider Funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility, and those in the bottom third to have high volatility.

CURRENT PORTFOLIO CHARACTERISTICS
	Portfolio Composition (as of 6/30/06) *			Portfolio Approach		Volatility (as of 6/30/06)
Fund Name	Micro	Small	Mid	Limited	Diversified	Low	Moderate	High
Pennsylvania Mutual		■	■		■	■

Royce Micro-Cap	■	■			■		■

Royce Premier		■	■	■		■

Royce Low-Priced Stock		■	■		■			■

Royce Total Return		■	■		■	■

Royce Heritage	■	■			■		■

Royce Opportunity	■	■			■			■

Royce Special Equity	■	■		■			■

Royce Value		■	■	■		■

Royce Value Plus	■	■	■	■				■

Royce Technology Value	■			■		■

Royce 100		■		■		—	—	—

Royce Discovery	■				■	—	—	—

Royce Financial Services	■	■	■	■		—	—	—

Royce Dividend Value		■	■	■		—	—	—
* A larger ■ indicates where a Fund’s Weighted Average Market Capitalization falls.

THIS PAGE IS NOT PART OF THE 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Royce Funds
Penn Mut I r 10.78 -0.06 12.5
Micro-Cap I r 15.90 -0.03 11.5
Premier r 16.86 -0.07 17.1
LowPrStk r 15.53 -0.07 9.7
Tot Ret I r 12.60 -0.06 8.2
TrstShrs r 12.47 -0.06 8.7
Oppty I r 12.29 -0.02 4.8
SpecEq r 18.70 -0.14 -1.0
Value r 9.67 -0.04 17.2
Value P I r 12.03 -0.04 13.2
Tech Val r 6.15 0.01 -1.8
100 r 7.52 -0.04 14.9
Disc r 6.33 -0.01 7.6
Fin Serv r 6.26 -0.02 12.2
Div Val r 5.98 -0.03 7.3
Russell Funds S

Charles M. Royce, President

When we discuss specific security

selection criteria for many of The

Royce Funds, four qualities are

commonly listed: a strong balance

sheet, a history of earnings, high

internal rates of return and the

ability to generate free cash flow.

Each is a critical part of

determining both a company’s

current quality and the likelihood

that it will be able to maintain

that quality in the future. They

are also in many ways interrelated.

For example, previously we

discussed the importance of a low-

debt, asset-rich balance sheet in

helping to maintain or fuel

earnings, especially when a business

is experiencing earnings trouble.

Similarly, a company’s ability to

generate free cash flow is often

linked to its ability to sustain

positive earnings and to generate

high internal rates of return. We

think that it’s a positive sign

Continued on Page 4...

	PERFORMANCE TABLE

	AVERAGE ANNUAL TOTAL RETURNS Through June 30, 2006
						10-year/Since
	FUND	Jan-June[2]	1-Year	3-Year	5-Year	Inception (Date)

	Pennsylvania Mutual Fund[1]	6.12%	16.40%	21.11%	12.95%	14.19%

	Royce Micro-Cap Fund[1,3]	11.89	29.03	22.95	13.79	14.61

	Royce Premier Fund[1,3]	4.98	23.14	22.60	14.34	14.41

	Royce Low-Priced Stock Fund[1,3]	9.40	25.03	19.28	10.71	15.10

	Royce Total Return Fund[1]	5.56	12.59	16.28	11.57	13.03

	Royce Heritage Fund[1]	13.63	30.07	21.93	10.88	18.00

	Royce Opportunity Fund[1]	9.76	18.92	23.54	13.73	17.76	11/19/96

	Royce Special Equity Fund[1]	4.97	6.38	11.97	14.02	10.33	5/1/98

	Royce Value Fund[1]	6.31	22.15	26.43	17.16	17.91	6/14/01

	Royce Value Plus Fund[1]	8.65	30.00	28.78	22.75	23.81	6/14/01

	Royce Technology Value Fund	2.76	10.23	8.16	n/a	9.53	12/31/01

	Royce 100 Fund	5.59	20.96	19.54	n/a	19.54	6/30/03

	Royce Discovery Fund	2.84	12.24	n/a	n/a	13.93	10/3/03

	Royce Financial Services Fund	9.27	24.16	n/a	n/a	14.78	12/31/03

	Royce Dividend Value Fund	7.28	16.55	n/a	n/a	12.95	5/3/04

	Russell 2000	8.21	14.58	18.70	8.50	9.05

[1]  All performance, risk and expense information reflects results of the Fund’s oldest share class (either Investment Class or Service Class). Shares of the Funds’ Consultant Class, and/or Service Class bear an annual distribution expense that is not borne by, or is higher than, the Fund’s oldest share class.

	[2] Not annualized.
	[3] The Fund is currently closed to new investors.

	Pennsylvania Mutual Fund’s average annual total return for the 30-year period ended 06/30/06 was 15.62%.

	IMPORTANT PERFORMANCE AND RISK INFORMATION

All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective prospectus). Please read the prospectus carefully before investing or sending money. The thoughts expressed in this review and report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2006, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2006 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future.

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LETTER TO OUR SHAREHOLDERS

Value In Vogue?
After three full decades managing small-cap value portfolios, we thought that we had seen all of the various movements, fads and trends that periodically capture the imaginations (to say nothing of the wallets) of investors. It was always easy for us to be amused at such things. Being value investors, with that term’s inherent sense of caution and conservatism, we have always measured a comfortable distance between the work that we do and anything that smacks of trends in equity investing. With its emphasis on attributes such as patience and diligence, with its demands of long hours of detailed research, value seems by nature not simply unfashionable, but nearly impervious to the short-term mindsets that typically dominate the stock market equivalent of the runways of Paris, Milan and Manhattan. Even earlier in the current decade, when value, especially small-cap value, began scoring high returns and glowing press, it did not appear to capture the investment zeitgeist in quite the same way that large-cap or Technology investments had during the ’90s. This was more than all right with us. After all, we’re not exactly high-fashion material (there’s a reason we always look better in cartoon form), and we did not think that our approach was, either.
     Yet here we are just past the halfway mark of 2006, and in our view small-cap value investing is nearing the end of its stint as domestic investment’s hottest approach. How did our style become so stylish? Its success over the last several years occurred during a period in which few alternatives in the domestic equity universe could compete with its strong results. As measured by the Russell 2000, small-cap bested large-cap (as measured by the S&P 500) for the one-, three-, five-, 10- and 15-year periods ended 6/30/06. In turn, the Russell 2000 Value index outperformed the Russell 2000 for each of these periods as well as the 20- and

The market still awaits Next Year’s Model, but small-cap value’s unexpected turn on the runway should hardly result in obsolescence.

THIS PAGE IS NOT PART OF THE 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 3

when earnings and cash flows

are closely aligned.

Cash flow is usually defined as the

amount of net cash that a company

brings in that may be used for

various company purposes, such as

to build assets or pay dividends.

(Cash flow can also be negative, in

which case there are no funds with

which to further capitalize business

activities or make payouts to

shareholders). For most businesses,

cash flow comes from three

activities—operations, investment

and financing.

Our preference in most cases is for a

company that generates the bulk of

its net cash flow from operations,

from the day-to-day activities of its

business. Cash flow from operations

is also significant because it may

likely affect the other two activities.

Although they are similar

in that they help us to understand

a company’s profitability, cash flow

differs from earnings (the profits a

company makes) because it

also takes into account certain non-

cash accounting items, most

importantly depreciation.

Continued on Page 6...

LETTER TO OUR SHAREHOLDERS

     25-year periods ended 6/30/06. These terrific results led to the plainly dressed small-cap value approach attracting speculative dollars from short-term investors, money hungry for the Next Big Thing that probably originated from those whose only experience with smaller stocks would most likely have come on the growth side. It was not long ago that this activity would have been difficult, if not impossible, without considered investments in specific small-cap stocks or astute choices in small-cap value mutual funds. However, with the advent of investment vehicles such as ETFs (Exchange Traded Funds), moving quickly in and out of virtually any equity style index has become more convenient for investors of all tastes, temperaments and time frames.

      What becomes of investment approaches when they are no longer considered the most fashionable? We suspect that styles such as ours will manage just fine beyond the glare of the hot lights just as they did before they became trendy. Although the last few years have been wonderful, the rally has been top-heavy with an extended run for energy stocks (that may not be over) and shorter, less stellar bursts in other areas. This leaves ample room for potential growth in those places that have enjoyed only intermittent success or have been mostly left out. The market still awaits Next Year’s Model, but small-cap value’s unexpected turn on the runway should hardly result in obsolescence.

Is Large the New Small?
Our track record for large-scale stock market prognostication is checkered at best—we like to joke that we’ve called 10 of the last three corrections. Still, the case for emerging large-cap leadership remains compelling to us, even as it’s also important to re-assert our view that any leadership phase in the coming months is likely to be short-lived, whether for large-caps, as measured by the S&P 500, or small-caps, as measured by the Russell 2000. The 10-year period ended 12/31/05 offered an almost eerily symmetrical split between long-term periods first of large-cap, then of small-cap dominance. We do not expect anything resembling the previous 10 years in terms of the time span of asset-class leadership or the breadth in performance spreads. We continue to believe that the stock market will be characterized by frequent leadership rotation and low returns.

      After narrowly outperforming small-cap stocks in 2005, large-caps took their by-now-familiar position in the back seat to small-cap during the first half of 2006. The Russell 2000 was up 8.2% for the year-to-date period ended 6/30/06, versus a gain of 2.7% for the S&P 500 (and a loss of 1.5% for the still-struggling Nasdaq Composite). Small-cap’s advantage came primarily from its considerable outperformance in the bullish first quarter, when the Russell 2000 was up 13.9% versus a gain of 4.2% for the S&P 500. When stock prices began to correct in the second quarter, large-cap outperformed (-1.4% for the S&P 500 versus -5.0%

4 | THIS PAGE IS NOT PART OF THE 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

for the Russell 2000). The pattern of small-cap leading in brief up-market phases then ceding leadership to large-cap during equally brief downturns dates back to 2003.

      The down-market resilience of large-cap stocks seems to us to be the central story of the recent decline. Our earlier contention, made in our 2005 Annual Review and Report, was that large-cap would lose less during declines, which has been the case so far in 2006. We also surmised that small-cap would have an edge in any subsequent rally, which held true in the first quarter. Yet we are no longer convinced that small-cap will lead in every subsequent bullish phase. An underreported element in the downturn was the tightening of liquidity on a worldwide level. The combination of better near-term down market results for large-cap stocks and the widespread liquidity crunch is likely to draw investors in the short run to cash, bonds and what they perceive to be stable, high-quality equities. In other words, the unfashionable nature of large-cap stocks may be exactly what helps to make them fashionable again.

Value—Always in Style?
Of course, no style has been more fashionable in the current decade than small-cap value. However much we may think of our work as an all-weather strategy—a fashion perennial more akin to a navy blazer or black cocktail dress than the latest creations adorning the windows of boutiques on Rodeo Drive—there’s no denying the recent attraction of small-cap value for investors burdened with what we would describe as the investment equivalent of short attention spans. And its long run in the current decade has indeed been wildly impressive. The Russell 2000 Value index outpaced its small-cap growth counterpart, as measured by the Russell 2000 Growth index, for the one-, three-, five-, 10-, 15-, 20- and 25-year periods ended 6/30/06. One notable aspect of small-cap value’s remarkable run in the current decade has been its absolute and relative strength during the most recent long-term

We do not expect anything resembling the previous 10 years in terms of the time span of asset-class leadership or the breadth in performance spreads. We continue to believe that the stock market will be characterized by frequent leadership rotation and low returns.

THIS PAGE IS NOT PART OF THE 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 5

LETTER TO OUR SHAREHOLDERS

A company’s statement of cash

flows is crucial, because it

provides a record of how the firm

has handled cash inflows and

outflows over a given quarterly or

annual period.

It also helps to reconcile

information found on the balance

sheet (which shows a firm’s assets

and liabilities) and the income

statement (which shows all revenue,

costs, expenses and earnings).

While the balance sheet can be

used to determine the increase or

decrease in assets and the

income statement shows the

profits that have made an impact

on that growth (or lack thereof),

the statement of cash flows gives

us an idea of how that growth

was financed. It tells the story of

where the money came from and

where it went.

This is especially relevant for

capital-intensive businesses such as

industrial companies that maintain

physical plants and own stores of

equipment that will eventually

need upgrading or replacing.

Continued on Page 8...

up-market period. From the small-cap market trough on 10/9/02 through 6/30/06, the Russell 2000 Value index gained 140.1% versus 123.1% for the Russell 2000 Growth index. Small-cap value’s recent short-term returns were also strong. For the year-to-date period ended 6/30/06, the small-cap value index was up 10.4% versus 6.1% for the small-cap growth index. Although it trailed growth in the first quarter (+13.5% versus +14.4%), it moved ahead in the second, -2.7% versus -7.3%.

      Investors can thus be forgiven if they’re a little anxious about small-cap value’s ongoing prospects. Our admittedly biased view is that small-cap value should be all right, even if its days of doing star turns on the most chic runways may be drawing to a close. Although returns for the approach seldom reached the same levels, its performance in the current decade is analogous to some degree to what large-cap stocks were during the mid-to-late ’90s—a fashionable area where people were putting money almost to the exclusion of the rest of the stock market. Now that the attention seems to be waning, we are finally beginning to see valuations come back to what we regard as more sensible levels throughout the small-cap world, although the number of bargains as of this writing is still not as plentiful as we would like.

Royce on the Runway
While the first six months of 2006 were terrific for the Russell 2000 (and the Russell 2000 Value index), the results were more mixed for the 15 Royce-managed portfolios in this Review and Report. In fact, it is difficult to recall a six-month or calendar-year period in which results were not only so mixed, but mixed in ways that at first glance seemed to defy logic. For example, there were micro-cap oriented funds that did quite well, such as Royce Micro-Cap and Opportunity Funds, as well as those that came up short relative to our small-cap benchmark, the Russell 2000, such as Royce Discovery Fund. Two portfolios whose holdings are generally found in the upper reaches of small-cap were stalwart performers (Royce Heritage and Financial Services Funds), while two others of the same ilk were noticeably less spectacular (Royce Premier and Value Funds). However, we were pleased on

6 | THIS PAGE IS NOT PART OF THE 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

the whole with the Funds’ results on an absolute basis, though underperforming the benchmark is never enjoyable, even over a short-term time period.

     Both in our portfolios and the small-cap world as a whole, energy stocks enjoyed a strong first half, as did many Industrial Products and Services companies. These were the only three areas whose performance exceeded that of the Russell 2000 in the first half. Our portfolios with heavy exposure to these three sectors generally beat the benchmark. Industrial companies are nearly always fertile ground for value investors. Energy businesses, many of which were subject to the second-quarter correction, are more of an acquired taste, one not shared by all of our portfolio managers. Those who have made that and other industries in the Natural Resources sector an area of recent focus have generally benefited from a long-term bull run in energy and related areas.

From the Catwalk to the Coal Mine?
Some investors may be concerned that small-cap’s run has been of such long duration that the asset class is poised for a long period of desultory performance, with the recent downturn a harbinger of things to come. We respectfully disagree. The recent decline has been fairly benign as corrections go and hardly catastrophic for small-cap as a whole. In the coming months, we think that micro-cap stocks will be the area to watch most closely as a potential indicator of small-cap movement. They are generally more volatile to begin with, and having enjoyed strong performance over the last few years, they are especially vulnerable to nervous investors looking for safety. For the more fatalistic among us, they are the canary in the small-cap coal mine in that any major decline for our asset class would probably begin with them. However, we’re more confident about the prospects for the entire small-cap area. We do not believe that the recent down-market period marks the beginning of a severe and/or long-term bear market for any asset class, including micro-caps. What we have been seeing lately seems to us less serious and more in line with what has happened historically following successful, speculative periods. The really interesting element in the downturn has been that several typically non-correlated asset categories—small-cap stocks, natural resources stocks and commodities, real estate and emerging markets—were coming off strong long-term performances and then began to correct at more or less the same time in the spring of this year. It’s been an odd confluence of declining performance that we believe has been making the downward move look more severe than it really is.

     We define a correction as a decline of 15% or more from a previous small-cap peak. It remains too early to tell whether the current decline will reach this level (as of this writing it has not). However, like any previous decline, it has presented us with some discrete purchase

Although returns for the approach seldom reached the same levels, small-caps’ performance in the current decade is analogous to some degree to what large-cap stocks were during the mid-to-late ’90s—a fashionable area where people were putting money almost to the exclusion of the rest of the stock market.

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LETTER TO OUR SHAREHOLDERS

Without positive cash flow, these

businesses are likely to have trouble

keeping up with more profitable,

cash-laden competitors. In such

businesses, we like to see cash

flows that are greater than earnings

because it means that the company’s

depreciation expenses are healthy.

In high-returning businesses, we

prefer that cash flows be reinvested

at high returns.

In all cases, regardless of the type

of business, we want to see cash

flows used intelligently. To our way

of thinking, this means reinvesting

in the business or paying dividends

to shareholders. As with most

things, we think about the long-

term picture when it comes to cash

flow. We may be willing to buy a

firm in a negative cash flow

moment if we think the firm is

capable of righting itself. However,

cash flow problems should be

temporary as few factors signal

quality more definitively than

stable, growing cash flows.

opportunities, even as it has caused pain for investors. Although a market that steadily climbed year after year would make investors sleep more soundly, it is volatility that helps to create the pricing inefficiencies that attract value investors like ourselves. As any market sell-off worsens, quality companies are often lumped together with weaker ones, as short-term investors rush for the exits. This leaves many worthwhile companies trading for less than our estimate of their intrinsic value, piled among the rubble of companies walloped by the correction. The current decline has begun to create such situations, though not yet in large numbers. At least in the short run, further erosion in stock prices would not be the worst thing that could happen to small-cap stocks.

Five Years of Fashion
Most small-cap market cycles have been much shorter than the current cycle’s nearly six-year time span, with the average length of the eight completed cycles in the history of the Russell 2000 being 3.3 years. The shortest was little more than one-and-a-quarter years (2/8/80-6/15/81), while the longest lasted approximately six-and-a-half years (10/9/89-5/22/96). If the current cycle were to end soon, it would be the second longest on record. This is one of the reasons why we evaluate Fund performance on an absolute basis over long-term periods, such as five years, in addition to full market cycles. Examining five-year periods is especially useful because they typically include all of or most of a full market cycle, sometimes two. In addition, examining rolling five-year results gives a better picture of long-term market trends, and can also provide insight into what we might expect as the market moves forward.

8 | THIS PAGE IS NOT PART OF THE 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

      There have been 269 monthly trailing five-year return periods since the Russell 2000’s inception on 12/31/78. From inception through 6/30/06, the index’s five-year return was less than zero in only 3% of these periods. The index provided positive single-digit returns more than 40% of the time and double-digit returns 56% of the time. Over the entire period, the average of all of the 269 five-year average annual total return periods was 11.6%. In the case of small-cap value, the results are even stronger. The Russell 2000 Value index did not have any negative five-year return periods since its inception and produced positive single-digit returns in 17% of the periods. In an impressive 83% of the periods, the value index produced double-digit five-year average annual total returns, averaging 14.5% for all of the 269 return periods. (Please see below for more details.)

     The foregoing is in large part why we believe that small-caps continually offer the potential to produce above-average returns over long-term time horizons, and why we regard them as a necessary component in any asset allocation plan. Fashions come and go, but we believe that approaches such as ours, those that patiently strive to build wealth over the long haul, have what it takes to remain successful no matter what happens to be in (or out) of style elsewhere in the investment world.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

July 31, 2006

The Russell 2000 Value index did not have any negative five-year return periods since its inception. In an impressive 83% of the periods, the value index produced double-digit five-year average annual total returns.

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FUND FOCUS

Variations On An Opportunistic Theme
It is a curiosity of language, the tendency for the meanings of words to shift or change over time. For example, the word “opportunity” is perceived in a positive light, while the related term “opportunistic” has less favorable connotations. The same tends to hold true in the investment world. An “opportunity” nearly always equates to a chance for something good, while “opportunistic” implies an act or attitude more appropriate for those with a short-term mindset and a healthy appetite for risk. However, in Royce Opportunity Fund (ROF), portfolio manager Buzz Zaino uses an opportunistic approach to small-cap value investing to generate long-term results that look anything but suspect (see the table below). As a result of the Fund’s success, we have positive associations with both terms.

     Buzz, who joined Royce in April 1998, shares with our founder and Chief Investment Officer Chuck Royce the experience of having been a young and relatively inexperienced investment professional through the rise and fall of the “Nifty Fifty” market. The downfall of the “Nifty Fifty” market between 1973 and 1974 was a critical factor in developing the opportunistic approach that he has continued to hone over four decades of small-cap portfolio management. He used the same approach while working on the Lehman Capital Fund in the late ’70s and early ’80s that he later employed successfully at Trust Company of the West between 1984 and 1998. The approach has both some interesting similarities and differences within our stable of offerings at The Royce Funds.

     Buzz’s security selection process differs from that used by most of our portfolio managers, who begin with the balance sheet and proceed to factors such as earnings history, internal rates of return and the ability to generate free cash flow. By contrast, Buzz favors small-cap businesses that offer turnaround potential. He looks for a catalyst for change at the company or industry level, one that he thinks is likely to eventually reverse the firm’s fortunes and drive its stock price upward.

     At the same time, these purchase candidates must be, in Buzz’s words, “statistically valid for a value portfolio.” The primary metrics he uses to determine this are price-to-book and price-to-sales ratios, as Buzz believes that an examination of each together provides the best estimate of a company’s potential to rebound. He prefers companies with low debt, but is occasionally willing to look past a less-than-pristine balance sheet if he believes that the company is otherwise well-positioned to once again experience positive earnings. He also begins to buy slowly, building a position over time, usually at the first signs of corporate distress or disappointment. Positions are typically built anywhere from 0.25% to 0.50% of net assets. Once a company’s stock price rises and it reaches or exceeds 1.00% of net assets, he pares it back or sells it off entirely.

     Since Buzz began to manage the Fund in April 1998, ROF has been characterized by the use of his disciplined and methodical approach, a commitment to broad diversification and an ample amount of micro-cap stocks. Although its volatility scores are not as compelling as portfolios such as Royce Total Return, Special Equity or Value Funds (any of which we think would make an appropriate pairing with ROF), its risk/return profile measures up quite respectably in our opinion.

ROF VS. RUSSELL 2000: PERFORMANCE AND VOLATILITY COMPARISON

	Average Annual Total Returns as of June 30, 2006				Volatility Scores Since Inception (11/19/96)

	1-Year	3-Year	5-Year	Since Inception (11/19/96)	Beta	Standard Deviation

Royce Opportunity Fund	18.92%	23.54%	13.73%	17.76%	0.92	21.09

Russell 2000	14.58	18.70	8.50	9.35	0.94	20.41

Important Information on Performance
All performance information above reflects Investment Class results, past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Shares of the Fund’s Consultant and Service Class bear an annual distribution expense that is not borne by the Investment Class. Current performance may be higher or lower than performance quoted. Returns as of the most recent month end may be obtained at www.RoyceFunds.com. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Fund invests primarily in the securities of micro-cap and small-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). Please see pages 2 and 110 for more information on performance and volatility figures, including a description of beta, standard deviation and the Russell 2000.

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THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 13

PENNSYLVANIA MUTUAL FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/06
Manager’s Discussion
Our flagship Pennsylvania Mutual Fund (PMF) charted a slightly disappointing course during the first half of 2006, if only on a relative basis. The Fund finished the year-to-date period ended 6/30/06 with a gain of 6.1%, a result that trailed the 8.2% return for its small-cap benchmark, the Russell 2000. Although our dissatisfaction was mitigated somewhat by the Fund’s solid absolute return and the fact that six months is a short-term performance period, we are always displeased when we underperform. When PMF failed to keep pace with its benchmark in the bullish first quarter (+12.0% versus +13.9%), we were not surprised. Yet its virtual dead heat with the Russell 2000 in the more bearish second quarter (-5.2% versus -5.0%) was more perplexing, as was the Fund’s performance from the most recent small-cap peak on 5/5/06 through 6/30/06, when it once again nearly tied the Russell 2000 (-7.3% versus -7.1%). Our expectation is that the Fund would typically beat its benchmark during down market periods, even short-term ones.
     Over long-term and market cycle periods, the Fund’s results were stronger on both an absolute and relative basis. These are the periods which we believe are most significant in evaluating performance. PMF substantially outperformed the Russell 2000 from the index’s previous peak on 3/9/00 through 6/30/06, gaining 151.0% versus 29.5% for the small-cap benchmark. The Fund also held a slight edge over the Russell 2000 in the up-market phase that ran from the small-cap market trough on 10/9/02 through 6/30/06, up 132.5% versus 131.8%. In addition, PMF outperformed the Russell 2000 for the one-, three-, five-, 10-, 15-, 20-, and 25-year periods ended 6/30/06. The Fund’s average annual total return for the 30-year period was 15.6%.

January - June 2006*			6.12%

One-Year			16.40

Three-Year			21.11

Five-Year			12.95

10-Year			14.19

20-Year			12.16

25-Year			13.66

30-Year			15.62
* Not annualized.

     Each of the Fund’s equity sectors showed net gains in the first half, with the exception of Health. Net losses at the individual company level throughout the portfolio were less serious, though stock price erosion ate away at our confidence in some cases. MAXIMUS provides consulting, as well as systems and operations management, to federal, state and local government agencies and private-sector clients. Its price plummeted in the wake of a now-settled lawsuit and some questionable management decisions. We were left with our own uncertainty about the company’s ability to manage its way

CALENDAR YEAR TOTAL RETURNS				GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/06

Year	PMF	Year	PMF	TETRA Technologies	$25,059,061

2005	12.5%	1996	12.8%	Lincoln Electric Holdings	16,774,535

2004	20.2	1995	18.7	Agnico-Eagle Mines	10,127,462

2003	40.3	1994	-0.7	Goldcorp	9,601,265

2002	-9.2	1993	11.3	Meridian Gold	9,397,871

2001	18.4	1992	16.2

2000	18.4	1991	31.8

1999	6.0	1990	-11.5
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for PMF reflects Investment Class results. Shares of PMF’s Consultant and Service Classes bear an annual distribution expense that is not borne by the Investment Class.

1998	4.2	1989	16.7

1997	25.0	1988	24.6

TOP 10 POSITIONS (% of Net Assets)

AllianceBernstein Holding L.P.			1.4%

Lincoln Electric Holdings			1.3

Florida Rock Industries			1.1

Simpson Manufacturing			1.0

Rofin-Sinar Technologies			1.0

Perot Systems Cl. A			1.0

Ethan Allen Interiors			1.0

Claire’s Stores			1.0

Brady Corporation Cl. A			0.9

Cimarex Energy			0.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			16.6%

Natural Resources			13.8

Industrial Products			12.9

Consumer Services			11.9

Consumer Products			10.8

Industrial Services			8.7

Health			7.8

Financial Intermediaries			6.6

Financial Services			3.9

Miscellaneous			4.8

Cash and Cash Equivalents			2.2

14 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

successfully through these difficulties, though we did increase our stake between January and June. Sigmatel designs and manufactures proprietary mixed-signal integrated circuits. A precipitous drop in sales for the first quarter sent its stock price into a tailspin that drove us to reduce our stake in April. By contrast, a tumbling stock price presented us with opportunities to build up our position in generic and brand-name drug maker Hi-Tech Pharmacal, a company whose long-term prospects looked promising to us at June 30. A sluggish market for larger firms in the generic drug business, primarily the result of a relative lack of new names, as well as increased competition and resulting pricing pressure, had an unfortunate trickle-down effect on the share prices of many smaller players in the same industry. In addition, the company’s strength in cold and flu medications has historically resulted in summer sell-offs for the stock, almost as if certain investors were not aware that cold and flu season would return with colder weather. Its balance sheet remained strong, its earnings were positive, if a bit inconsistent, and its product line continued to look attractive to us.
     Natural Resources once again led all of PMF’s sectors in dollar-based net gains. Although the energy services and oil and gas industries posted positive performance, top honors in the sector went to the precious metals and mining industry, whose net dollar gains outstripped all but one sector. Leading the way were mining businesses Goldcorp, Agnico-Eagle Mines, Meridian Gold and Glamis Gold. The recovery in precious metals prices began in 2005 and continued through most of the second quarter. Rapidly rising stock prices led us to take gains in each of these companies, though we still saw growth potential for the industry at the end of June.
     We also sold some shares of the Fund’s top performer, energy services and chemical company TETRA Technologies. Its share price soared
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization		$1,143 million

			Weighted Average P/E Ratio		18.0x

			Weighted Average P/B Ratio		1.7x

			Weighted Average Yield		0.9%

			Fund Net Assets		$3,503 million

			Turnover Rate		18%

		on news of two consecutive quarters of record earnings, as the good times for several energy-related companies continued. We first bought shares of welding and cutting products manufacturer Lincoln Electric Holdings more than 20 years ago and were pleased to see what we have long regarded as a high-quality, conservatively capitalized business benefit from the worldwide boom in large-scale construction. We traded the stock actively between January and June, with a net increase in our position to close the first half.	Number of Holdings		438
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/06
			Symbol
MAXIMUS	$10,808,138		(Investment Class)		PENNX
			(Service Class)		RYPFX
Sigmatel	9,542,748		(Consultant Class)		RYPCX

Hi-Tech Pharmacal	8,033,102		MORNINGSTAR STATISTICAL MEASURES*

Trican Well Service	5,891,529			PMF	Category Median	Best Quartile Breakpoint

Westwood One	5,265,272		Sharpe Ratio	1.39	1.11	1.32

			Standard Deviation	12.60	13.83	12.45

			Beta	1.28	1.48	1.33
			*Three years ended 6/30/06. Category Median and Best Quartile Breakpoint based on 383 small-cap objective funds (oldest class only) with at least three years of history.

			RISK/RETURN COMPARISON Three-Year Period Ended 6/30/06

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			PMF	21.1%	12.6	1.67

			Russell 2000	18.7	14.6	1.28
			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS  |  15

ROYCE MICRO-CAP FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/06
Managers’ Discussion
The smallest of small-cap stocks have enjoyed a big share of the asset class’s good times thus far in the current decade, and for our oldest micro-cap oriented portfolio, the first half of 2006 was no exception. Royce Micro-Cap Fund (RMC) gained 11.9% for the year-to-date period ended 6/30/06, ahead of its small-cap benchmark, the Russell 2000, which finished the same period with an 8.2% return. A combination of strong up-market results and solid down-market performance did the trick. In the bullish first quarter, RMC gained 15.5% versus 13.9% for its benchmark. When the bull began to give way to the bear in the second quarter, the Fund lost 3.2% versus a decline of 5.0% for the small-cap index. From the most recent small-cap peak on 5/5/06 through 6/30/06, RMC also fared better than the Russell 2000 (-6.3% versus -7.1%). We have been struck by the ability of certain micro-cap companies to successfully withstand the recent onset of falling stock prices, in marked contrast to their reputation for volatility and vulnerability.
     However, these accomplishments would mean little to us if they did not contribute to strong absolute performance for the Fund over long-term and market cycle periods. Fortunately, this has been the case. From the previous small-cap peak on 3/9/00 through 6/30/06, RMC gained 141.5% compared to the Russell 2000’s 29.5% return for the same period. Considering its value approach, the Fund’s strong showing in the bullish period from the small-cap market trough on 10/9/02 through 6/30/06 was arguably even more impressive. During this time, RMC was up 161.1% versus 131.8% for

January - June 2006*			11.89%

One-Year			29.03

Three-Year			22.95

Five-Year			13.79

10-Year			14.61

Since Inception (12/31/91)			15.97
*Not annualized.

the Russell 2000. The Fund also outperformed the Russell 2000 for the one-, three-, five, 10-year and since inception (12/31/91) periods ended 6/30/06. RMC’s average annual total return since inception was 16.0%.
     Holdings in the Natural Resources sector were once again the primary contributors to first-half performance and were once again far ahead of the Fund’s other equity sectors in terms of dollar-based net gains. The difference in the first half was the sterling performance of holdings in the precious metals and mining industry, which held five of the Fund’s top-ten gainers. Although results in this industry improved in 2005, they ran just behind RMC’s

CALENDAR YEAR TOTAL RETURNS				GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/06

Year	RMC	Year	RMC	Western Silver	$8,172,179

2005	11.5%	1998	-3.3%	Bioveris Corporation	6,316,186

2004	15.8	1997	24.7	TETRA Technologies	5,058,867

2003	52.6	1996	15.5	Etruscan Resources	4,239,184

2002	-13.4	1995	19.1	Metallica Resources	3,538,898

2001	23.1	1994	3.6

2000	16.7	1993	23.7

1999	13.7	1992	29.4
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for RMC reflects Investment Class results. Shares of RMC’s Consultant and Service Classes bear an annual distribution expense that is not borne by the Investment Class.

TOP 10 POSITIONS (% of Net Assets)

Bioveris Corporation			1.4%

Exponent			1.3

Tesco Corporation			1.3

Drew Industries			1.1

TETRA Technologies			1.1

Olympic Steel			1.1

Northern Orion Resources			1.1

Pason Systems			1.1

Harris Steel Group			1.0

NovaGold Resources			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			18.1%

Technology			18.1

Health			13.4

Industrial Products			10.8

Industrial Services			8.4

Financial Intermediaries			5.2

Consumer Services			5.0

Consumer Products			2.6

Financial Services			0.9

Miscellaneous			4.9

Cash and Cash Equivalents			12.6

16 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

holdings in the energy services industry for the calendar year. In 2006’s opening half, however, the precious metals and mining industry’s dollar-based net gains were not only more than double that of the energy services industry, but were also greater than those of the portfolio’s other equity sectors. We were very pleased that many of these holdings managed to avoid serious second-quarter losses. In fact, certain precious metals and mining positions posted gains in the second-quarter downturn.
     We first began to buy top-gainer Western Silver late in 2003, when many precious metals companies looked very attractively valued to us. Its stock price began to pick up in 2004 and 2005, but really swelled when its acquisition by Glamis Gold (a stock we own in other Royce-managed portfolios) was announced this past spring, giving us a polished premium on what we regarded as a well-run mining business. Gold and diamond mining company Etruscan Resources also sidestepped much of the correction through June 30. After first building a position in 2004, we slightly reduced our stake in this conservatively capitalized business early in July 2006. Metallica Resources felt the bear’s bite between April and June, though it was not enough to erode strong first-half net gains for this Canadian mineral exploration and development company with a geographic focus in the Americas. We have been slowly reducing our position at mostly rising prices since the fall of 2004.
     Outside of the precious metals and mining industry, the Fund saw strong results from top-ten position TETRA Technologies, an oil and gas services company that also produces specialized chemicals. It had a busy six months, which included two consecutive fiscal quarters of record earnings, two acquisitions and a two-for-one stock split that was announced in May. We trimmed our position in May. The Health sector was home to one terrific performer and two that did not work out quite so well.
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization		$300 million

			Weighted Average P/E Ratio		17.9x*

			Weighted Average P/B Ratio*		1.9x

			Weighted Average Yield		0.4%

			Fund Net Assets		$857 million

			Turnover Rate		19%

		Bioveris Corporation makes biodetection devices for various diagnostic applications. We liked its business and its good-sized cash position, but its success in the portfolio seemed more the result of fortuitously timed purchases than anything else. A stumbling stock price for Orchid Cellmark allowed us to build a position in this DNA testing firm whose accounting woes we are hoping are short-lived. NitroMed’s new drug candidates failed to make much progress, which led us to take our losses and move on.	Number of Holdings		216
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/06
			Symbol
Orchid Cellmark	$3,686,939		(Investment Class)		RYOTX
			(Service Class)		RMCFX
BB Holdings	2,954,651		(Consultant Class)		RYMCX
			*Excludes 28% of portfolio holdings with zero or negative earnings as of 6/30/06.
NitroMed	2,175,217

Steel Technologies	1,870,476		MORNINGSTAR STATISTICAL MEASURES*

Gene Logic	1,492,409			RMC	Category Median	Best Quartile Breakpoint

			Sharpe Ratio	1.34	1.17	1.34

			Standard Deviation	14.42	15.43	13.72

			Beta	1.39	1.52	1.39

*Three years ended 6/30/06. Category Median and Best Quartile Breakpoint based on 25 micro-cap objective funds (oldest class only) with at least three years of history. (All small-cap objective funds with median market capitalizations less than $500 million.)

			RISK/RETURN COMPARISON Three-Year Period Ended 6/30/06

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			RMC	23.0%	14.4	1.60

			Russell 2000	18.7	14.6	1.28
			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS  |  17

ROYCE PREMIER FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/06
Managers’ Discussion
The most recent phase of small-cap performance left us a bit puzzled. Value was in—as demonstrated by the Russell 2000 Value index beating its growth counterpart in 2006’s first half—yet quality, at least as we define it in the limited portfolio of Royce Premier Fund (RPR), was, if not out, then certainly not in the same high demand. The Fund was up 5.0% during the year-to-date period ended 6/30/06, behind the 8.2% return of its small-cap benchmark, the Russell 2000. RPR trailed the small-cap index in the first quarter (+11.2% versus +13.9%), but also fell behind in the second (-5.6% versus -5.0%), a less dynamic period in which we would usually expect to hold up better. One recent bright spot for the Fund was its stronger relative return from the most recent small-cap peak on 5/5/06 through 6/30/06, a period in which RPR lost 6.0% versus a loss of 7.1% for the Russell 2000.
    Brighter still were the Fund’s results during market cycle and other long-term performance periods. From the previous small-cap market peak on 3/9/00 through 6/30/06, RPR owned a significant advantage over the small-cap index, up 143.2% versus a gain of 29.5% for its benchmark. During the more consistently bullish period from the small-cap market trough on 10/9/02 through 6/30/06, the Fund also outperformed the Russell 2000 (+145.3% versus +131.8%). These results helped to drive RPR’s strong returns during periods tied more closely to the calendar. The Fund outperformed the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/31/91) periods ended 6/30/06. RPR’s average annual total return since inception was 14.3%.

January - June 2006*			4.98%

One-Year			23.14

Three-Year			22.60

Five-Year			14.34

10-Year			14.41

Since Inception (12/31/91)			14.28
* Not annualized.

     Net losses in the portfolio were relatively small, and mostly affected companies whose long-term prospects looked attractive to us at the end of June. After a long and successful run as RPR’s number-one gainer for the reporting periods ended 12/31/04, 6/30/05 and 12/31/05, energy services company Trican Well Service won a place on a different list in this Report. We suspect that its first-half stock-price woes should prove temporary, representing a need for it to catch its breath after a long period of a mostly soaring stock price. The firm posted record revenues in the fiscal fourth quarter of 2005 and the fiscal first quarter of 2006, continued to

CALENDAR YEAR TOTAL RETURNS				GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/06

Year	RPR	Year	RPR	Lincoln Electric Holdings	$63,673,035

2005	17.1%	1998	6.7%	Glamis Gold	39,705,558

2004	22.8	1997	18.4	Meridian Gold	32,849,612

2003	38.7	1996	18.1	EGL	30,231,168

2002	-7.8	1995	17.8	Thor Industries	24,919,606

2001	9.6	1994	3.3

2000	17.1	1993	19.0

1999	11.5	1992	15.8
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for RPR reflects Investment Class results. Shares of RPR’s Consultant and Service Classes bear an annual distribution expense that is not borne by the Investment Class.

TOP 10 POSITIONS (% of Net Assets)

Lincoln Electric Holdings			3.8%

IPSCO			3.5

Ensign Energy Services			3.2

Thor Industries			3.1

Simpson Manufacturing			2.7

Unit Corporation			2.6

EGL			2.6

Endo Pharmaceuticals Holdings			2.6

Glamis Gold			2.6

Meridian Gold			2.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			16.9%

Natural Resources			16.4

Technology			11.9

Consumer Products			11.7

Industrial Services			9.2

Financial Intermediaries			8.1

Health			6.5

Consumer Services			5.6

Financial Services			1.9

Cash and Cash Equivalents			11.8

18 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

have positive earnings and declared a dividend and two-for-one stock split in May. Thus, there does not appear to be any cause for alarm. After a long period of taking gains, we added a bit to our stake in March and June. Telecommunications equipment maker Foundry Networks suffered through a difficult first half owing in part to its slightly slowed business and in part to questions from federal investigators about its (and other telecom companies’) stock-option granting practices to executives. Between May and June, we built up our position. A sluggish environment for many consumer stocks, combined with trade barriers in the European footwear market, helped give the boot to the stock price of Timberland Company’s apparel and shoe business. At the end of June, we held its business in high regard and during the first half continued to add to a stake that we have been building more or less steadily since June 2004.
     We have been satisfied owners of Lincoln Electric Holdings in RPR’s portfolio since 1998. Over the years, we have been drawn to the strong balance sheet, history of positive earnings and ability to generate positive cash flow from operating activities of this welding and cutting products maker. Its cyclical industrial business was one that also seemed to attract quality-seeking value investors like ourselves. However, even we were surprised by its impressive first half, in which it outgained all but one of the Fund’s equity sectors, as the worldwide demand for its products continued to grow at a torrid pace. The firm also declared a dividend in February when it announced record revenues for both the fiscal year and fourth quarter ended 12/31/05. Record revenues were also reported in April for its fiscal first quarter of 2006. In between, the company was added to the S&P 400 MidCap index, which didn’t exactly discourage investors. It was the Fund’s top holding at the end of June.
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization		$2,054 million

			Weighted Average P/E Ratio		17.4x

			Weighted Average P/B Ratio		2.8x

			Weighted Average Yield		0.7%

			Fund Net Assets		$4,598 million

			Turnover Rate		3%

		Other top-ten holdings enjoyed a strong first half. Glamis Gold benefited from increased production and the ongoing resurgence in precious metals commodity prices. Meridian Gold also saw an increased stock price as commodity prices improved. Canadian steel producing and fabricating company IPSCO continued to post solid earnings, which continued to help attract investors. The stock price of transportation and supply chain management specialist EGL was volatile, but mostly climbing, between January and June.	Number of Holdings		59
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/06
			Symbol
Trican Well Service	$20,430,497		(Investment Class)		RYPRX
			(Service Class)		RPFFX
Timberland Company Cl. A	16,636,566		(Consultant Class)		RPRCX
			(Institutional Class)		RPFIX
Foundry Networks	15,846,851
			MORNINGSTAR STATISTICAL MEASURES*
Nu Skin Enterprises Cl. A	11,156,145
				RPR	Category Median	Best Quartile Breakpoint
MAXIMUS	9,882,774
			Sharpe Ratio	1.51	1.11	1.32

			Standard Deviation	12.45	13.83	12.45

			Beta	1.25	1.48	1.33
			*Three years ended 6/30/06. Category Median and Best Quartile Breakpoint based on 383 small-cap objective funds (lowest expense class only) with at least three years of history.

			RISK/RETURN COMPARISON Three-Year Period Ended 6/30/06

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			RPR	22.6%	12.5	1.81

			Russell 2000	18.7	14.6	1.28
			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS  |  19

ROYCE LOW-PRICED STOCK FUND

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/06
Manager’s Discussion
The resurgence of many low-priced small- and micro-cap stocks continued through most of the first half of 2006. Royce Low-Priced Stock Fund (RLP) gained 9.4% for the year-to-date period ended 6/30/06, beating its small-cap benchmark, the Russell 2000, which was up 8.2% for the same period. The Fund achieved its performance advantage in part by not acting the role of a typical value portfolio, a by-now common occurrence for many small-cap value vehicles. RLP outdistanced the Russell 2000 in the more dynamic first quarter (+15.7% versus +13.9%), but then narrowly trailed the small-cap index when stock prices grew sluggish in the second quarter (-5.5% versus -5.0%). The Fund was also behind its benchmark from the most recent small-cap high on 5/5/06 through 6/30/06, down 8.0% versus a loss of 7.1% for the Russell 2000. RLP is relatively more aggressive than some of our other offerings. Its stronger relative performance in a short-term up-market period and less impressive showing in a short-term down phase was not entirely out of character over the history of the Fund.
    Results over market cycle and other long-term periods were consistently strong on both an absolute and relative basis. From the previous small-cap market peak on 3/9/00 through 6/30/06, RLP gained 142.4% versus 29.5% for the Russell 2000. In the up-market phase that began with the small-cap market trough on 10/9/02 through 6/30/06, the Fund was up 138.3%, again beating its benchmark, which was up 131.8% for the same period. RLP also outperformed the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/15/93) periods ended 6/30/06. The Fund’s average annual total return since inception was 15.8%.

January - June 2006*			9.40%

One-Year			25.03

Three-Year			19.28

Five-Year			10.71

10-Year			15.10

Since Inception (12/15/93)			15.78
*Not annualized.

     Long-term investors may be familiar with the portfolio’s previous struggles with holdings in the precious metals and mining industry. After we had begun to establish positions in several companies (primarily between 2001 and 2003), stock prices continued to fall. We remained patient, in part because of our belief that the close-to-20-year bear market for precious metals prices was likely to end, but mostly because we thought that the individual company qualities we held in such high regard would eventually be recognized by other investors. The question, of course, was, “When?” Not having a precise answer, we took advantage of further stock price

CALENDAR YEAR TOTAL RETURNS				GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/06

Year	RLP	Year	RLP	Agnico-Eagle Mines	$41,438,287

2005	9.7%	1999	29.8%	Western Silver	37,280,807

2004	13.6	1998	2.4	Meridian Gold	27,120,763

2003	44.0	1997	19.5	Metal Management	17,015,584

2002	-16.3	1996	22.8	Input/Output	15,647,316

2001	25.1	1995	22.5

2000	24.0	1994	3.0
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

TOP 10 POSITIONS (% of Net Assets)

Endo Pharmaceuticals Holdings			1.9%

Glamis Gold			1.9

Meridian Gold			1.8

IPSCO			1.8

Agnico-Eagle Mines			1.7

Unit Corporation			1.7

Ensign Energy Services			1.7

Silver Standard Resources			1.7

Metal Management			1.6

Perot Systems Cl. A			1.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			22.6%

Technology			17.0

Health			9.8

Consumer Services			8.7

Industrial Products			8.4

Industrial Services			6.4

Consumer Products			6.4

Financial Intermediaries			4.3

Financial Services			1.6

Miscellaneous			2.3

Cash and Cash Equivalents			12.5

20 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

erosion by building certain positions and bided our time. Commodity and stock prices finally began to pick up in 2005. By the end of last year, the industry’s rebound was well under way. The first half of 2006 saw further recovery, so that a portfolio industry that had mostly shown net losses for nearly two years had a full year of mostly rising stock prices under its belt at the end of June. Indeed, the year-to-date dollar-based performances of holdings in precious metals and mining more than doubled those of the Fund’s other equity sectors. Seven of RLP’s top gaining positions came from that industry, which was a satisfying reward for a long period of patience and occasional anxiety. We took some gains in top-performing, top-ten companies such as Agnico-Eagle Mines, Meridian Gold, Glamis Gold (which acquired Western Silver in May) and Silver Standard Resources, but at June 30 still held large stakes in each firm. Elsewhere in the Natural Resources sector, energy services companies TETRA Technologies and Input/Output benefited from the good times for energy stocks, although the latter was a relative latecomer to the energy rally.
     The once-thriving steel industry underwent a long period of consolidation and reorganization earlier in the decade after falling on very hard times. It seems to us that neither the positive effects of these efforts nor the steady worldwide demand for steel products have yet been fully grasped by investors, which in turn allowed us to find what we thought were attractively valued, conservatively capitalized firms. Leading scrap metal firm Metal Management, Canadian steel producer and fabricator IPSCO and steel producer and distributor Olympic Steel, all posted impressive net gains in the first half.
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization		$1,059 million

		Weighted Average P/E Ratio		18.7x*

		Weighted Average P/B Ratio		2.3x

		Weighted Average Yield		0.5%

		Fund Net Assets		$4,371 million

		Turnover Rate		13%

     Concern (as well as subpoenas) regarding the policies of many telecommunications companies on granting options to their executives kept down the stock price of telecom equipment company Foundry Networks. We added to our stake in the first half. A falling stock price also gave us the opportunity to build our position in semiconductor testing company Credence Systems. Disappointing sales in its fiscal first quarter and a discontinued project seemed to depress its stock price, and additional disappointment in its fiscal second-quarter results did little to help. A sluggish market for many consumer stocks allowed us to re-initiate a position in athletic- and active-wear retailer, The Finish Line.
		Number of Holdings		197
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/06
		Symbol
Foundry Networks	$13,803,339	(Service Class)		RYLPX
		(Institutional Class)		RLPIX
Credence Systems	9,274,925	*Excludes 19% of portfolio holdings with zero or negative earnings as of 6/30/06.

Nu Skin Enterprises Cl. A	9,126,117
		MORNINGSTAR STATISTICAL MEASURES*
Finish Line (The) Cl. A	7,469,305
			RLP	Category Median	Best Quartile Breakpoint
International Coal Group	6,701,785
		Sharpe Ratio	1.13	1.11	1.32

		Standard Deviation	14.36	13.83	12.45

		Beta	1.42	1.48	1.33
		*Three years ended 6/30/06. Category Median and Best Quartile Breakpoint based on 383 small-cap objective funds (oldest class only) with at least three years of history.

		RISK/RETURN COMPARISON Three-Year Period Ended 6/30/06

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RLP	19.3%	14.4	1.34

		Russell 2000	18.7	14.6	1.28
		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS  |  21

ROYCE TOTAL RETURN FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/06

Manager’s Discussion
Although the last three-and-a-half years have benefited many small-cap value stocks, the mostly dividend-paying small-cap companies that have made up the portfolio of Royce Total Return Fund (RTR) throughout this period have been somewhat underwhelming on a relative basis, a development that lingered through the first half of 2006. RTR gained 5.6% for the year-to-date period ended 6/30/06, trailing its small-cap benchmark, the Russell 2000, which was up 8.2% for the same period. The Fund’s relative disadvantage came during the first quarter, when stock prices were mostly climbing and the Russell 2000 was up 13.9%, while RTR was up 9.4%. True to its history, however, the Fund began to make up ground when the rally began to falter. In the second quarter, the Fund was down 3.5% compared to a loss of 5.0% for the small-cap benchmark. Similarly, from the most recent small-cap peak on 5/5/06 through 6/30/06, RTR was down 5.1% while the Russell 2000 declined 7.1%.
    Longer-term results over full market cycle periods reveal a similar pattern of notable down market showings and respectable up-market returns, with the end result being strong absolute returns. RTR was significantly ahead of the Russell 2000 from the previous small-cap market peak on 3/9/00 through 6/30/06 with a gain of 142.5% versus one of 29.5% for the small-cap index. In the more bullish phase from the small-cap market trough on 10/9/02 through 6/30/06, the Fund acquitted itself well on an absolute basis, up 98.8% versus 131.8% for the Russell 2000. RTR outperformed the Russell 2000 for the five-year, 10-year and since inception (12/15/93) periods ended 6/30/06. The Fund’s average annual total return since inception was 14.0%.

January - June 2006*			5.56%

One-Year			12.59

Three-Year			16.28

Five-Year			11.57

10-Year			13.03

Since Inception (12/15/93)			14.02
* Not annualized.

     Each of the Fund’s equity sectors posted positive net gains in the first half, and the bulk of the net losses for individual companies were not especially remarkable. Relative underperformance is perhaps best understood as not enough net gain for those companies that did well rather than serious net losses dragging down the portfolio’s overall returns. In any case, there were a few companies whose slipping prices led us to reduce our stake as our confidence waned. Although we increased our position in MAXIMUS during the first half, we began to cut back on our stake in June. The firm offers consulting services, as well as

CALENDAR YEAR TOTAL RETURNS				GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/06

Year	RTR	Year	RTR	Expeditors International of Washington	$14,523,444

2005	8.2%	1999	1.6%	Lincoln Electric Holdings	13,913,456

2004	17.5	1998	4.8	Goldcorp	9,623,280

2003	30.0	1997	23.7	Stewart & Stevenson Services	9,595,139

2002	-1.6	1996	25.5	EMCOR Group	9,245,413

2001	14.8	1995	26.9

2000	19.4	1994	5.1

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for RTR reflects Investment Class results. Shares of RTR’s Consultant and Service Classes bear an annual distribution expense that is not borne by the Investment Class.

TOP 10 POSITIONS* (% of Net Assets)

Canadian Government Bonds			2.6%

AllianceBernstein Holding L.P.			1.7

Leucadia National			0.8

Vornado Realty Trust			0.7

TSX Group			0.7

Lincoln Electric Holdings			0.6

Nuveen Investments Cl. A			0.6

Goldcorp			0.6

SEI Investment Company			0.6

Cabot Corporation			0.6
* Does not include U.S. Government securities.
PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Intermediaries			18.3%

Industrial Products			18.1

Industrial Services			10.3

Natural Resources			8.2

Financial Services			8.1

Consumer Services			6.7

Consumer Products			5.8

Technology			4.8

Health			4.5

Utilities			1.8

Miscellaneous			1.7

Bonds and Preferred Stocks			4.0

Treasuries, Cash and Cash Equivalents			7.7

22 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

systems and operations management, to federal, state and local government agencies and private sector clients. Its price fell as it struggled with now-settled legal troubles and a problematic contract. Slumping share prices led us to increase our stake in The St. Joe Company between April and June. The firm is the largest private land owner in Florida, and poor sales for waterfront vacation homes and a cloudy forecast for Florida real estate sent its stock price into a tailspin.
     Unfazed by a first-quarter earnings disappointment that sent its stock price reeling, we held a large position in investment management company Federated Investors at June 30. We were drawn to its solid balance sheet, earnings history and steadily growing dividend, and remained confident that the firm could work through larger-than-usual mutual fund redemptions. During January and February, we added to our position in Invacare Corporation, a medical products manufacturer and distributor (and the world’s largest maker of battery-operated wheelchairs). Another steady dividend payer, the firm faced reductions in payments from the federal government which in turn led it to eliminate jobs and end certain manufacturing operations.
     Holdings in the Industrial Products sector made the largest positive contribution to the Fund’s first-half gains. Lincoln Electric Holdings is a leading welding and cutting products maker that we have owned in RTR’s portfolio since 1998. Its share price reflected its participation in the large-scale construction boom going on here in the U.S., as well as China and elsewhere. Although we trimmed our position in the first half, at the end of June we had lost none of our admiration for this well-managed, conservatively capitalized, dividend-paying business.
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization		$1,717 million

		Weighted Average P/E Ratio		16.8x

		Weighted Average P/B Ratio		2.2x

		Weighted Average Yield		2.0%

		Fund Net Assets		$5,866 million

		Turnover Rate		13%

Stewart & Stevenson Services makes engine-driven industrial equipment and components as well as trucks for the U.S. Army. Its stock price began to soar on the announcement that a larger firm in a similar business was looking to acquire it, a deal that was finalized in May. We began to steadily sell shares in October 2005, and by May 2006 had sold our position at hefty net gains. Elsewhere in the portfolio, we enjoyed success with air and ocean freight and distribution company Expeditors International of Washington, mostly the result of better-than-expected earnings in two consecutive quarters. We were initially attracted to its strong balance sheet, steady earnings and history of increasing dividends.
		Number of Holdings		495
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/06
		Symbol
MAXIMUS	$8,643,685	(Investment Class)		RYTRX
		(Service Class)		RYTFX
The St. Joe Company	6,646,520	(Consultant Class)		RYTCX
		(Institutional Class)		RTRIX
Federated Investors Cl. B	5,656,894
		MORNINGSTAR STATISTICAL MEASURES*
Invacare Corporation	5,598,053
			RTR	Category Median	Best Decile Breakpoint
Alexander & Baldwin	4,952,282
		Sharpe Ratio	1.36	1.11	1.47

		Standard Deviation	9.63	13.83	11.41

		Beta	1.09	1.48	1.2
		*Three years ended 6/30/06. Category Median and Best Decile Breakpoint based on 383 small-cap objective funds (oldest class only) with at least three years of history.

		RISK/RETURN COMPARISON Three-Year Period Ended 6/30/06

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RTR	16.3%	9.6	1.70

		Russell 2000	18.7	14.6	1.28
		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS  |  23

ROYCE HERITAGE FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/06
Manager’s Discussion
The name of the Fund may have changed, but that did nothing to slow down the performance of Royce Heritage Fund (formerly Royce TrustShares Fund) (RHF) during the opening half of 2006. RHF gained an impressive 13.6% for the year-to-date period ended 6/30/06, comfortably ahead of its small-cap benchmark, the Russell 2000, which was up 8.2% for the same period. The Fund’s first-half performance offered the best of both worlds in a short-term span that saw sustained periods of both rising and falling stock prices. During the more bullish first quarter, the Fund gained 18.0%, outdistancing the Russell 2000’s 13.9% return. When stock prices dropped in the second quarter, the Fund again outdid its benchmark, down 3.7% versus a loss of 5.0%. In another short-term stint of better down market results, RHF lost 6.4% versus a decline for the Russell 2000 of 7.1% from the most recent small-cap market peak on 5/5/06 through 6/30/06.
     However pleased we were with the Fund’s first-half performance, the crucial test for any of our portfolios comes over full market cycle and other long-term performance periods. Fortunately, RHF passed with honors on both an absolute and relative basis. From the previous small-cap market peak on 3/9/00 through 6/30/06, the Fund held a sizeable advantage over the Russell 2000, up 110.6% versus 29.5%. In the more bullish phase that ran from the small-cap market trough on 10/9/02 through 6/30/06, RHF gained 145.8% versus 131.8% for the small-cap index. These strong market cycle results helped the Fund to outperform the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/27/95) periods ended 6/30/06. RHF’s average annual total return since inception was 18.6%.

January - June 2006*	13.63%

One-Year	30.07

Three-Year	21.93

Five-Year	10.88

10-Year	18.00

Since Inception (12/27/95)	18.62
* Not annualized.

     In spite of its declining stock price, we held on to our position in semiconductor testing company Credence Systems. Disappointing sales in its fiscal first quarter seemed to depress its stock price, as did the announcement in May that it would end production on a flash-memory project. Additional disappointment in its fiscal second-quarter results did little to help the firm’s stock price. The slumping share price of Hi-Tech Pharmacal allowed us to re-initiate a position in this producer of generic and brand-name drugs. Large generic drug firms have been enduring tough times recently, which had an unfortunate trickle-down effect on the stock prices of

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/06

Year	RHF	Insteel Industries	$1,267,487

2005	8.7%	Lincoln Electric Holdings	435,339

2004	20.4	Universal Compression Holdings	360,805

2003	38.1	First Consulting Group	349,569

2002	-18.9	Ritchie Bros. Auctioneers	338,830

2001	20.5

2000	11.7

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for RHF reflects Service Class results. Shares of RHF’s Consultant Class bear an annual distribution expense that is higher than that of the Service Class.

1999	41.8

1998	19.5

1997	26.0

1996	25.6

TOP 10 POSITIONS (% of Net Assets)

AllianceBernstein Holding L.P.	4.6%

Ritchie Bros. Auctioneers	2.3

Insteel Industries	1.6

Brown & Brown	1.6

Arrow International	1.5

Rofin-Sinar Technologies	1.5

Nam Tai Electronics	1.5

First Consulting Group	1.4

Cognex Corporation	1.4

Technitrol	1.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	19.3%

Industrial Products	15.0

Industrial Services	13.0

Financial Services	12.9

Health	12.6

Natural Resources	6.2

Financial Intermediaries	3.0

Consumer Services	2.4

Consumer Products	1.1

Miscellaneous	4.7

Cash and Cash Equivalents	9.8

24 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

many smaller players in the industry. The company’s strength in cold and flu medications has historically resulted in summer sell-offs for the stock, almost as if certain investors were not aware that cold and flu season would return with colder weather. Its balance sheet remained strong, its earnings were positive, if a bit inconsistent, and its product line and long-term prospects looked attractive to us at the end of June.
     All but one of the Fund’s sectors showed net gains in the first half, led by the Industrial Products sector. One of the Fund’s top gainers was welding and cutting product manufacturer Lincoln Electric Holdings, a firm that we have owned in RHF’s portfolio since 1998. Long admired by us for its strong balance sheet, history of positive earnings and ability to generate positive cash flow from operating activities, the company benefited from growing worldwide demand for its products, which in turn caused a surge in its stock price. It then reported record revenues for both the fiscal year and fourth quarter ended 12/31/05 as well as the fiscal first quarter of 2006. Finally, the company was added to the S&P 400 MidCap index in March, the same month in which we took some gains.
     Insteel Industries manufactures concrete reinforcing metal products. The firm reported highly improved earnings for the fiscal first quarter of 2006, as well as strong operating cash flow results, developments that helped its stock price to soar earlier in the year, when we began to reduce our position at solid gains. Insteel then announced even stronger fiscal second-quarter results, but also said that it was giving up its well-regarded industrial-wire business and closing the plant where these operations took place, which led to a 19% decline in its stock price. Confident the firm would remain strong, we took advantage of the negative reaction and started to buy shares in May. It was the Fund’s third-largest holding at the end of June. In 2002, we initiated a position in natural gas compression services business Universal Compression
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization		$891 million

			Weighted Average P/E Ratio		20.0x

			Weighted Average P/B Ratio		3.7x

			Weighted Average Yield		1.0%

			Fund Net Assets		$72 million

			Turnover Rate		65%

		Holdings at a time when many energy services stocks looked undervalued to us. We liked its balance sheet and earnings history and were pleased to see it participate in the bull-run for energy stocks that began to pick up steam in 2004. Growing earnings strength and a bright outlook attracted enough investors to make it one of RHF’s top performers in the first half. We sold about 30% of our shares in February.	Number of Holdings		142
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/06
			Symbol
Credence Systems	$207,600		(Service Class)		RGFAX
			(Consultant Class)		RYGCX
Hi-Tech Pharmacal	200,862

American Equity Investment Holdings	157,126		MORNINGSTAR STATISTICAL MEASURES*

eResearch Technology	150,000			RHF	Category Median	Best Quartile Breakpoint

BioScrip	144,502		Sharpe Ratio	1.39	1.11	1.32

			Standard Deviation	13.15	13.83	12.45

			Beta	1.39	1.48	1.33
			*Three years ended 6/30/06. Category Median and Best Quartile Breakpoint based on 383 small-cap objective funds (oldest class only) with at least three years of history.

			RISK/RETURN COMPARISON Three-Year Period Ended 6/30/06

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			RHF	21.9%	13.2	1.66

			Russell 2000	18.7	14.7	1.28
			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS  |  25

ROYCE OPPORTUNITY FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/06
Manager’s Discussion
The last few years have presented a variety of prospects in the small- and micro-cap universe, and we have done our best to find the most promising for Royce Opportunity Fund’s (ROF) widely diversified portfolio. The Fund’s recent success extended into the first half of 2006. ROF gained 9.8% for the year-to-date period ended 6/30/06, outperforming its small-cap benchmark, the Russell 2000, which was up 8.2% for the same period. The Fund’s opportunistic approach to small-cap value investing has often given it an advantage during bullish time spans. This occurred during the first quarter of 2006, in which ROF outpaced the Russell 2000 with a 16.7% gain versus a 13.9% return for the small-cap index. When equity prices began to tumble in the second quarter, ROF ceded a bit of ground to the Russell 2000, down 5.9% compared to a loss of 5.0%.
     Over full market cycle and other long-term periods, the Fund’s results were equally impressive. From the previous small-cap market peak on 3/9/00 through 6/30/06, ROF was far ahead of the Russell 2000, up 131.7% versus 29.5%, an impressive advantage considering the down market period that kicked off the cycle. Perhaps less surprising was the Fund’s dominance in the more consistently bullish phase from the small-cap market trough on 10/9/02 through 6/30/06, a period in which ROF gained 190.6% versus 131.8% for its benchmark. Its strong absolute returns over market cycle periods helped the Fund beat the small-cap index during recent calendar-based periods. ROF outperformed the Russell 2000 for the one-, three-, five-year and since inception (11/19/96) periods ended 6/30/06. The Fund’s average annual total return since inception was 17.8%.

January - June 2006*	9.76%

One-Year	18.92

Three-Year	23.54

Five-Year	13.73

Since Inception (11/19/96)	17.76
* Not annualized.

    Holdings in the metal fabrication and distribution industry posted the largest net gains on a dollar basis in the first half. Although we took gains in several top performers in that area, several remained top-ten positions at the end of June, including Insteel Industries, Chaparral Steel, Carpenter Technology and Aleris International. These positions were reduced because their considerable gains were pushing them individually past 1.0% of total

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/06

Year	ROF	Chaparral Steel Company	$15,358,968

2005	4.8%	Insteel Industries	13,287,784

2004	17.5	Volt Information Sciences	12,740,602

2003	72.9	Oregon Steel Mills	8,933,455

2002	-17.0	Carpenter Technology	8,780,385

2001	17.3

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

† All performance and risk information for ROF reflects Investment Class results. Shares of ROF’s Consultant and Service Classes bear an annual distribution expense that is not borne by the Investment Class.

2000	19.9

1999	32.3

1998	4.9

1997	20.8

TOP 10 POSITIONS (% of Net Assets)

Chaparral Steel Company	1.1%

Carpenter Technology	1.0

Gerber Scientific	0.8

Volt Information Sciences	0.8

Flow International	0.8

Insteel Industries	0.8

Dillard’s Cl. A	0.7

Robbins & Myers	0.7

Landry’s Restaurants	0.7

Vishay Intertechnology	0.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	33.7%

Industrial Products	26.3

Industrial Services	8.0

Consumer Services	7.2

Consumer Products	4.0

Health	3.9

Financial Intermediaries	3.1

Natural Resources	1.8

Financial Services	0.7

Miscellaneous	3.7

Cash and Cash Equivalents	7.6

26 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

assets. In order to maintain a high level of portfolio diversity, we begin to reduce positions when they exceed that mark. Many of these and other areas in heavy industry have long been regarded as highly cyclical, which was a large part of their appeal to value investors because when the business cycle slowed, they often became very cheap. The worldwide boom in large-scale infrastructure construction, particularly in China, however, seems to be changing, or at least extending, the business cycle to the point where these industries have become high-growth areas with little slowdown in sight. Instead, the demand for these businesses seems to be increasing.
     One element in the story that we will continue to watch carefully is the stock market’s reaction to the growth of these companies. Many investors are used to seeing these cyclical businesses with P/E ratios in the 7.0x - 8.0x range, yet we have seen several approaching 10.0x, above their historical average but inexpensive when compared to the S&P 500 (often referenced as a market P/E proxy). During the second quarter, investor uncertainty about stock prices jumping ahead of earnings resulted in what we hope will be short-term price volatility for some of these companies. Our own view is that earnings growth should be able to keep pace with price appreciation over the long term.
     Elsewhere in the portfolio, staffing, telecommunications and information solution services company Volt Information Services posted strong earnings in its fiscal second quarter, which moved its stock price up and in turn led us to reduce our position. We also took gains in Century Aluminum as its stock price climbed and held our stake in long-time holding, Flow International, which manufactures ultrahigh-pressure systems for water pumps and water management systems. We added to our position in digital media production company Avid Technology as stagnating sales depressed its stock price. What appeared, at least from our perspective, to be resolvable problems for automotive systems and components maker Dana
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization		$521 million

			Weighted Average P/B Ratio		1.7x

			Weighted Average Yield		0.4%

			Fund Net Assets		$2,154 million

			Turnover Rate		25%

		Corporation drove the firm to file for bankruptcy protection in March. We sold our stake just beforehand, convinced that we were better off taking our losses and moving on.	Number of Holdings		299
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/06
			Symbol
Avid Technology	$5,619,630		(Investment Class)		RYPNX
			(Service Class)		RYOFX
Dana Corporation	4,954,705		(Consultant Class)		ROFCX
			(Institutional Class)		ROFIX
Credence Systems	4,396,526
			MORNINGSTAR STATISTICAL MEASURES*
Journal Register Company	3,946,734
				ROF	Category Median	Best Quartile Breakpoint
Intermec	3,349,564
			Sharpe Ratio	1.18	1.11	1.32

			Standard Deviation	17.09	13.83	12.45

			Beta	1.83	1.48	1.33
			*Three years ended 6/30/06. Category Median and Best Quartile Breakpoint based on 383 small-cap objective funds (oldest class only) with at least three years of history.

			RISK/RETURN COMPARISON Three-Year Period Ended 6/30/06

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			ROF	23.5%	17.1	1.37

			Russell 2000	18.7	14.6	1.28
			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS  |  27

ROYCE SPECIAL EQUITY FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/06
Manager’s Discussion
Although on an absolute basis, its recent performance has been solid, Royce Special Equity Fund (RSE) suffered a bit in comparison during the year’s first half. The Fund was up 5.0% for the year-to-date period ended 6/30/06, behind its small-cap benchmark, the Russell 2000, which was up 8.2% for the same period. Somewhat predictably, RSE lost ground to the small-cap index during the first quarter, a robust period of mostly rising stock prices in which the Fund was up 9.0% versus 13.9% for the Russell 2000. When the rally stalled in the second quarter, its performance again ran true to its historical pattern. RSE was down 3.7% versus a loss of 5.0% for its benchmark. The Fund also showed better short-term down market results from the small-cap peak on 5/5/06 through 6/30/06, losing 6.1% compared to the Russell 2000’s decline of 7.1%. Nonetheless, it was frustrating to watch an even larger relative advantage contract at the end of June when the small-cap index gained an outsized 5.3% over the last two days of the month.
    The Fund has historically provided strong bear market performance and respectable results during more bullish periods. RSE gained an impressive 162.5% from the previous small-cap market peak on 3/9/00 through 6/30/06; the same period saw the Russell 2000 manage a gain of only 29.5%. The more consistently positive period that ran from the small-cap market trough on 10/9/02 through 6/30/06—one that often favored lower-quality names—saw RSE up 68.2% while the Russell 2000 was up 131.8%. We were pleased with the Fund’s long-term and market cycle performances, especially on an absolute basis. RSE outpaced its small-cap benchmark for the five-year and since inception (5/1/98) periods ended 6/30/06. The Fund’s average annual total return since inception was 10.3%.

January - June 2006*	4.97%

One-Year	6.38

Three-Year	11.97

Five-Year	14.02

Since Inception (5/1/98)	10.33
* Not annualized.

    Industrial Products, the Fund’s largest sector, also posted the largest net gains on a dollar basis during the first half, with the metal fabrication and distribution, machinery, and industrial components industries leading the way. In fact, four of the Fund’s top-ten gainers came from this sector. Many of these companies seemed to benefit from the worldwide boom in large-scale infrastructure construction. Carpenter

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/06

Year	RSE	Carpenter Technology	$8,161,889

2005	-1.0%	Rofin-Sinar Technologies	5,963,621

2004	13.9	The Genlyte Group	5,021,167

2003	27.6	National Presto Industries	4,313,518

2002	15.3	Watson Wyatt Worldwide	2,966,880

2001	30.8

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for RSE reflects Investment Class results. Shares of RSE’s Consultant and Service Classes bear an annual distribution expense that is not borne by the Investment Class.

2000	16.3

1999	-9.6

TOP 10 POSITIONS (% of Net Assets)

National Presto Industries	4.5%

Lancaster Colony	3.8

Bio-Rad Laboratories Cl. A	3.7

Banta Corporation	3.5

Rofin-Sinar Technologies	3.5

Claire’s Stores	3.3

Lawson Products	3.3

Carpenter Technology	3.2

Genlyte Group (The)	3.1

Arkansas Best	2.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products	36.0%

Consumer Products	17.8

Consumer Services	15.3

Industrial Services	15.3

Health	7.3

Financial Services	2.5

Natural Resources	0.9

Technology	0.6

Miscellaneous	0.6

Cash and Cash Equivalents	3.7

28 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

Technology manufactures, fabricates, and distributes specialty metals and engineered products. Its strong earnings and growing business appeared to attract more investors to the company. Good news on the earnings front also seemed to benefit the share prices of Rofin-Sinar Technologies, which manufactures laser-based welding and cutting products, and Genlyte Group, a maker of various lighting products, including fixtures and controls. We reduced our stake in the latter two companies during the first half.
     The Hampshire Group is a men’s and women’s apparel maker specializing in sweaters that are sold under its Designers Originals brand name. Its stock price was sluggish through most of the first half, but news of an audit committee probe into, among other things, allegations of the misuse and misappropration of assets for personal benefit late in June accelerated its fall. We held a good-sized position at June 30. Claire’s Stores is a specialty retailer of fashion accessories and jewelry for preteens, teenagers and young adults. Slower-than-anticipated sales seemed to hurt its stock price in the first six months of 2006. Slowing sales growth for women’s specialty apparel retailer Deb Shops also caused its share price to decline. We held sizeable stakes in each firm at the end of June.
     We believe that the market has been undergoing an increasing shift to quality that should include further increases in transactional activity, such as mergers and acquisitions. The recent sell-off that characterized much of the second quarter saw the emergence of what we regard as a large number of higher-quality opportunities. As the first half drew to a close, several portfolio holdings declined to price levels where we began to purchase additional shares. We were also able to find new additions to the portfolio owing to the market’s decline. The number of new names and the degree of their attraction to
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization		$705 million

			Weighted Average P/E Ratio		15.6x

			Weighted Average P/B Ratio		2.1x

			Weighted Average Yield		1.2%

			Fund Net Assets		$609 million

			Turnover Rate		6%

		us is not as strong as it was in 2001 and 2002, but it is much improved over what we saw during the intervening years. In reviewing potential purchase candidates, the heart pounded, whereas in recent years, it merely fluttered. In order to take full advantage of what we view as a more attractively priced landscape, we re-opened the Fund to new investors.	Number of Holdings		63
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/06
			Symbol
Hampshire Group	$3,264,960		(Investment Class)		RYSEX
			(Service Class)		RSEFX
Deb Shops	2,706,030		(Consultant Class)		RSQCX
			(Institutional Class)		RSEIX
Claire’s Stores	2,618,242
			MORNINGSTAR STATISTICAL MEASURES*
Cascade Corporation	2,443,295
				RSE	Category Median	Best Decile Breakpoint
K-Swiss Cl. A	2,113,438
			Sharpe Ratio	0.86	1.11	1.47

			Standard Deviation	10.95	13.83	11.41

			Beta	1.12	1.48	1.20
			*Three years ended 6/30/06. Category Median and Best Decile Breakpoint based on 383 small-cap objective funds (oldest class only) with at least three years of history.

			RISK/RETURN COMPARISON Three-Year Period Ended 6/30/06

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			RSE	12.0%	11.0	1.09

			Russell 2000	18.7	14.6	1.28
			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS  |  29

ROYCE VALUE FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/06
Managers’ Discussion
By the end of June, we found ourselves more excited about the five-year anniversary for Royce Value Fund (RVV) than we were about its performance through the first six months of June. The Fund’s first-half results were slightly disappointing on a relative basis, but satisfactory on an absolute basis. RVV was up 6.3% for the year-to-date period ended 6/30/06, while its small-cap benchmark, the Russell 2000, was up 8.2% for the same period. During the first quarter, the Fund trailed the Russell 2000 by only a single percentage point (+12.9% versus +13.9%). However, when stock prices became more volatile in the second quarter, RVV lost more ground than we would have anticipated in such a period (-5.9% versus -5.0%), especially in the month of June, when the Fund was slightly negative (-1.0%) and the small-cap index slightly positive (+0.6%). This was primarily due to a furious rally for the Russell 2000 at the end of June, one in which RVV’s participation was relatively limited.
     Short-term relative disappointment was not enough to put a damper on the Fund’s terrific long-term results. From the small-cap market trough on 10/9/02 through 6/30/06, RVV gained a very impressive 226.0% versus a return of 131.8% for the Russell 2000 during the same period. This strong absolute and relative result was especially noteworthy considering the Fund’s conservative value approach. It certainly was a critical factor in RVV’s ability to outperform the Russell 2000 for the one-, three-, five-year and since inception (6/14/01) periods ended 6/30/06. The Fund’s average annual total return since inception was 17.9%.

January - June 2006*	6.31%

One-Year	22.15

Three-Year	26.43

Five-Year	17.16

Since Inception (6/14/01)	17.91
* Not annualized.

    MAXIMUS provides consulting, as well as systems and operations management, to federal, state and local government agencies and private-sector clients. Its price plummeted amidst a now-settled lawsuit and a problematic contract that led investors to sell. We increased our stake in the first half, but by the end of June were not entirely convinced that the firm was capable of righting itself. We felt more confident in the long-term prospects for sportswear retailer The Finish Line and casual family restaurant operator Applebee’s International. A sluggish market for many consumer areas led The Finish Line to lower expectations both for 2006’s fiscal first

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/06

Year	RVV	Western Silver	$2,507,042

2005	17.2%	Agnico-Eagle Mines	1,779,904

2004	30.9	TETRA Technologies	1,723,658

2003	54.3	Lincoln Electric Holdings	1,683,224

2002	-23.5	Arkansas Best	1,449,115

TOP 10 POSITIONS (% of Net Assets)

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for RVV reflects Service Class results. Shares of RVV’s Consultant Class bear an annual distribution expense that is higher than that of the Service Class.

IPSCO	2.7%

Cimarex Energy	2.7

RC2 Corporation	2.7

Arkansas Best	2.4

NETGEAR	2.2

St. Mary Land & Exploration Company	2.1

Florida Rock Industries	2.1

Thor Industries	2.1

Applebee’s International	2.0

Glamis Gold	2.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources	23.2%

Industrial Products	15.3

Consumer Products	12.8

Consumer Services	12.7

Technology	11.7

Industrial Services	5.7

Financial Intermediaries	4.4

Financial Services	3.3

Health	1.3

Miscellaneous	2.5

Cash and Cash Equivalents	7.1

30 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

quarter and full year in May. By that time, we had already built a significant position in this well-managed, conservatively capitalized business. Many other investors seemed to decide that the wait for a rebound would be too long, and continued selling. In February 2006, Institutional Investor named Applebee’s “The Most Shareholder Friendly Company in America.” Many shareholders reciprocated soon afterward by dumping their shares when the firm reported soggy net earnings for its fiscal first quarter. We chose to add to our position throughout the first half. The first-half struggles of both The Finish Line and Applebee’s were symptomatic of difficulties in the Consumer Services sector, which led all of the Fund’s sectors in dollar-based net losses. Slumping stock prices also led us to add to our stakes in other holdings in the sector, including Claire’s Stores, Pacific Sunwear of California and Nu Skin Enterprises.
     The Fund’s two largest sectors, Natural Resources and Industrial Products, posted the most significant net gains on a dollar basis. Thanks to rapidly rising (though occasionally volatile) commodity prices, precious metals and mining companies continued the comeback that began in earnest during 2005. Although their respective stock prices rose through most of the first half, we added to our stakes in Agnico-Eagle Mines, Meridian Gold and Glamis Gold, which acquired top gainer Western Silver in May. These are conservatively capitalized firms with steady earnings and, in our estimation, room to grow. We also built our position in TETRA Technologies, an oil and gas services company that also produces specialized chemicals. It had a busy six months, which included two consecutive fiscal quarters of record earnings, two acquisitions and a two-for-one stock split that was announced in May. Even busier was welding and cutting product manufacturer Lincoln Electric Holdings, a firm that we have long admired for its strong balance sheet, history of positive
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization		$1,682 million

			Weighted Average P/E Ratio		15.1x

			Weighted Average P/B Ratio		2.7x

			Weighted Average Yield		0.5%

			Fund Net Assets		$373 million

			Turnover Rate		15%

		earnings and ability to generate positive cash flow from operating activities. Increased worldwide demand for its products gave a charge to its stock price. The company also reported record revenues for both the fiscal year and fourth quarter ended 12/31/05 as well as the fiscal first quarter of 2006. Finally, the company was added to the S&P 400 MidCap index in March, a development that seemed to make its stock even more attractive.	Number of Holdings		70
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/06
MAXIMUS	$2,625,341		Symbol
			(Service Class)		RYVFX
Finish Line (The) Cl. A	1,998,263		(Consultant Class)		RVFCX
			(Institutional Class)		RVFIX
Applebee’s International	1,632,492
			MORNINGSTAR STATISTICAL MEASURES*
Timberland Company Cl. A	1,216,733
				RVV	Category Median	Best Quartile Breakpoint
International Coal Group	1,180,579
			Sharpe Ratio	1.66	1.11	1.32

			Standard Deviation	13.26	13.83	12.45

			Beta	1.36	1.48	1.33
			*Three years ended 6/30/06. Category Median and Best Quartile Breakpoint based on 383 small-cap objective funds (oldest class only) with at least three years of history.

			RISK/RETURN COMPARISON Three-Year Period Ended 6/30/06

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			RVV	26.4%	13.3	1.98

			Russell 2000	18.7	14.6	1.28
			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS  |  31

ROYCE VALUE PLUS FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/06
Managers’ Discussion
Royce Value Plus Fund (RVP) earned another “plus” grade not just for its performance in the first half of 2006, but for the long-term results the Fund has achieved through a little more than five years of existence. RVP was up 8.7% for the year-to-date period ended 6/30/06, providing a slight edge over its small-cap benchmark, the Russell 2000, which was up 8.2% for the same period. The Fund really made its mark in the bullish first quarter when its gain of 15.4% outpaced the Russell 2000’s return of 13.9%. Stock prices grew more sluggish and stagnant during the second quarter. RVP held up well, though its loss of 5.8% trailed the 5.0% decline of its benchmark, mostly due to poor relative performance in June (-1.8% versus +0.6%). On the whole, we were very pleased with the Fund’s first-half results.
     Even more pleasing, because they are more in line with our long-term investment horizon, were the Fund’s recent market cycle and longer-term average annual total returns. From the small-cap market trough on 10/9/02 through 6/30/06, RVP gained a noteworthy 251.2% compared to a gain of 131.2% for the Russell 2000 for the same period. Even for a value portfolio that also seeks small-cap companies with attractive growth prospects, this was an impressive feat of outperformance during an up-market phase. It also played a role in the Fund’s annualized returns through the end of June. RVP outpaced the Russell 2000 for the one-, three-, five-year and since inception (6/14/01) periods ended 6/30/06. The Fund’s average annual total return since inception was 23.8%.

January - June 2006*	8.65%

One-Year	30.00

Three-Year	28.78

Five-Year	22.75

Since Inception (6/14/01)	23.81
* Not annualized.

    Of course, even in good times not everything goes according to plan, at least in the short run. eResearch Technology provides digitally based cardiac screening technology and services. We thought that the clarification of global cardiac testing standards in 2005 would jump-start its stock price, but a recent earnings disappointment caused anxiety among investors, leading us to think that we may have begun to buy too early. Still, we think highly of its promising business and its balance sheet, so we increased our position during the first half. Growing concerns about the practices of many telecommunications companies when granting stock options to their executives, as well as an inquiring federal prosecutor, were more than enough to depress the

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/06

Year	RVP	Western Silver	$7,531,838

2005	13.2%	Knight Capital Group Cl. A	3,279,484

2004	28.2	RealNetworks	3,199,701

2003	79.9	Lincoln Electric Holdings	3,077,983

2002	-14.7	Universal Truckload Services	2,859,522

TOP 10 POSITIONS (% of Net Assets)

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

† All performance and risk information for RVP reflects Service Class results. Shares of RVP’s Consultant Class bear an annual distribution expense that is higher than that of the Service Class.

Glamis Gold	2.2%

Knight Capital Group Cl. A	1.9

IPSCO	1.7

eFunds Corporation	1.6

RealNetworks	1.6

Reliance Steel & Aluminum	1.5

Lincoln Electric Holdings	1.5

Ceridian Corporation	1.5

Adesa	1.5

Navigant Consulting	1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	23.2%

Natural Resources	17.7

Industrial Products	11.8

Health	11.1

Industrial Services	6.9

Consumer Services	6.8

Financial Intermediaries	5.6

Financial Services	2.4

Consumer Products	1.5

Miscellaneous	4.6

Cash and Cash Equivalents	8.4

32 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

stock price of telecom equipment company Foundry Networks. Our long-term outlook remained positive at June 30, so we added to our stake in the first half. International Coal Group held the dubious distinction of being one of the few companies among the Fund’s holdings in the precious metals and mining industry to finish the first half in the red. Its stock price fell on news of revised earnings guidance for fiscal 2006 as a result of various operational problems, including a mine closing, a fire in another, adverse conditions in a third and the bankruptcy of a major coal supplier. Based on our belief that the company could solve these problems, we significantly increased our stake during the first half.
     In 2002, we began to build positions in several precious metals and mining companies. As stock prices continued to drop, we bought more shares. We felt sure not just that the close-to-20-year bear market for precious metals prices would end but also (and more importantly) that the individual company qualities we held in such high esteem would eventually be recognized by other investors. By the end of last year, the industry’s rebound was well under way, and the first half of 2006 saw further recovery. RVP’s top gainer, Western Silver was acquired at a substantial premium by Glamis Gold, another top-performing company in the same industry. We believe that it, Agnico-Eagle Mines and Meridian Gold are well-managed, conservatively capitalized firms that still had strong growth prospects at the end of June.
     Elsewhere in the portfolio, wholesale and institutional securities trading execution company Knight Capital Group saw its stock price soar until May, when it underwent a slight correction. We liked its core business, its balance sheet and its growing revenues, and had no problem with the fact that its recovery came a little sooner than we expected. Two years ago,
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization		$1,003 million

			Weighted Average P/E Ratio		18.2x*

			Weighted Average P/B Ratio		2.7x

			Weighted Average Yield		0.3%

			Fund Net Assets		$760 million

			Turnover Rate		21%

		new management took over with a plan to make the company a technologically innovative, high-returning operation. Strong earnings in the fiscal first quarter seemed to convince investors that the plan was succeeding. Digital media, music and gaming company RealNetworks enjoyed success in an increasingly competitive field. Our initial attraction was to its conservative balance sheet, growing revenues and strong growth potential. Investors seemed drawn to many of the same qualities during the first half of 2006, which led us to begin trimming our position in April.	Number of Holdings		99
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/06
eResearch Technology	$3,098,382		Symbol
			(Service Class)		RYVPX
International Coal Group	3,005,065		(Consultant Class)		RVPCX
			(Institutional Class)		RVPIX
Foundry Networks	2,825,308		*Excludes 15% of portfolio holdings with zero or negative earnings as of 6/30/06.
			MORNINGSTAR STATISTICAL MEASURES*
Dyax Corporation	2,419,005
				RVP	Category Median	Best Quartile Breakpoint
Orchid Cellmark	2,248,570
			Sharpe Ratio	1.63	1.11	1.32

			Standard Deviation	14.82	13.83	12.45

			Beta	1.48	1.48	1.33
			*Three years ended 6/30/06. Category Median and Best Quartile Breakpoint based on 383 small-cap objective funds (oldest class only) with at least three years of history.

			RISK/RETURN COMPARISON Three-Year Period Ended 6/30/06

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			RVP	28.8%	14.8	1.95

			Russell 2000	18.7	14.6	1.28
			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS  |  33

ROYCE TECHNOLOGY VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/06
Manager’s Discussion
In what was a typically volatile first half for many technology issues, Royce Technology Value Fund (RTV) found itself unable to shake off the performance problems that have afflicted the Fund for the last two-and-a-half years. RTV was up 2.8% for the year-to-date period ended 6/30/06, trailing both its small-cap benchmark, the Russell 2000 (+8.2%) and the technology portion of the Russell 2500 index, which was up 4.9% for the same period. The Fund enjoyed a terrific first quarter, gaining 16.4%, which was ahead of the Russell 2000 (+13.9%) but behind the technology companies in the Russell 2500 index (+17.2%). The second quarter, unkind to many stocks, was especially difficult for tech businesses. The Russell 2000 lost 5.0%, the technology stocks in the Russell 2500 declined 10.5% and RTV was down 11.7%. In contrast to what a famous poet once wrote, April was not the cruelest month (+0.6%), at least not in 2006, when it was positively wonderful compared to May (-6.1%) and June (-6.5%).
     The Fund’s long-term results were solid on an absolute basis, but still lagged on a relative basis. From the small-cap market trough on 10/9/02 through 6/30/06, RTV was up 121.4%, while the Russell 2000 gained 131.2% and the technology issues in the Russell 2500 were up 179.3%. The Fund underperformed the Russell 2000 for the since inception (12/31/01) period ended 6/30/06, but significantly outpaced the technology portion of the Russell 2500 index for the same period. RTV’s average annual total return since inception was 9.5%.

January - June 2006*	2.76%

One-Year	10.23

Three-Year	8.16

Since Inception (12/31/01)	9.53
* Not annualized.

     While the inherent volatility of technology stocks is well known, what occasionally goes unmentioned is the increased level of volatility for tech issues in the small-cap sector. The first half of 2006 provided yet another example of the vulnerability of small- and micro-cap technology companies, as the dynamic first quarter was followed by what to our eyes appeared to be an excessive sell-off. Corrections are as inevitable as they are unwelcome, an unfortunate fact of life for any investor. What was frustrating about the second quarter, especially May and June, was not the downturn itself, but the degree to which investors rid themselves of the kind of companies we own in the portfolio, often, it seemed to us, for no other reason than that they were small and were in a traditionally volatile industry.

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/06

Year	RTV	Covad Communications Group	$373,217

2005	-1.8%	Broadwing Corporation	334,398

2004	-9.6	Acacia Research- Acacia Technologies	275,132

2003	90.7	Tivo	225,825

2002	-13.4	iBasis	220,667

TOP 10 POSITIONS (% of Net Assets)

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

SCO Group (The)	6.3%

Saba Software	3.3

Jacada	3.3

Glenayre Technologies	2.7

Open Text	2.6

ILOG ADR	2.6

Covad Communications Group	2.4

iBasis	2.4

Mobius Management Systems	2.3

Infocrossing	2.3

INDUSTRY GROUP BREAKDOWN % of Net Assets

Software	26.1%

Internet Software and Services	22.7

Telecommunications	20.2

Components and Systems	5.9

IT Services	5.4

Leisure and Entertainment	3.9

Commercial Services	2.0

Distribution	1.4

Semiconductors and Equipment	1.3

Direct Marketing	1.0

Cash and Cash Equivalents	10.1

34 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

Certainly our own scrutiny of the fundamentals in many cases did not indicate the likelihood of such aggressive selling when the market downturn began.
     Record revenues for its fiscal third quarter were not enough to keep investors from selling shares of business process software maker ILOG. We liked the firm’s low debt and its core business of producing software that helps to automate labor-intensive, time-consuming business activities. Although we trimmed our position in the first half, ILOG was a top-ten holding at June 30. Glenayre Technologies makes wireless communication and media technology equipment. Its price fell more than 50% on lower-than-anticipated fiscal quarter earnings. We liked its CD and DVD burning technology and increased our stake in June after initiating a position in March. We purchased Pixelplus Company at its initial public offering, drawn to what we think is a superb cellphone camera chip business. Soon after the company went public, a competitor announced that it was suing Pixelplus. The company’s earnings were also hurt by an overestimation of demand for its technology. We built a position between February and April, confident that the company could solve these problems.
     Improved pricing and less frenzied competition helped the stock price of DSL service provider Covad Communications Group in the first half. We took some gains in June. Similar developments gave a boost to the share price of Broadwing Corporation, which provides data, Internet, broadband transport and voice communications services to various communications service providers. We sold our shares between March and June. Rising prices also led us to sell positions in other firms when they reached or exceeded our sell targets. Acacia Research-Acacia Technologies engages in the
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization		$170 million

			Weighted Average P/B Ratio		2.2x

			Weighted Average Yield		0.0%

			Fund Net Assets		$25 million

			Turnover Rate		48%

		development, acquisition, and licensing of patented technologies. It primarily serves individual inventors and small companies that have limited resources to deal with unauthorized users. Its rapidly growing business drew investors to its stock, which prompted us to sell in intervals between February and June. The share price of video recording business Tivo began to climb during March in anticipation of a favorable settlement of a patent lawsuit it brought against a satellite television company. We sold our shares in March and April.	Number of Holdings		60
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/06
Pixelplus Company	$335,638		Symbol
			(Service Class)		RYTVX
ILOG ADR	212,422
			MORNINGSTAR STATISTICAL MEASURES*
Glenayre Technologies	203,808
				RTV	Category Median	Best Quartile Breakpoint
Bottomline Technologies	196,871
			Sharpe Ratio	0.35	0.48	0.62
Terayon Communications Systems	188,192
			Standard Deviation	21.81	18.09	15.91

			Beta	1.95	1.87	1.67
			*Three years ended 6/30/06. Category Median and Best Quartile Breakpoint based on 97 technology objective funds (oldest class only) with at least three years of history.

			RISK/RETURN COMPARISON Three-Year Period Ended 6/30/06

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			RTV	8.2%	21.8	0.38

			Russell 2000	18.7	14.6	1.28
			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS  |  35

ROYCE 100 FUND

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/06
Managers’ Discussion
In the Tale of Two Markets environment that characterized the first half of 2006, Royce 100 Fund (ROH) dealt better with the best of times than it did with the worst. The Fund finished the year-to-date period ended 6/30/06 up 5.6%, trailing its small-cap benchmark, the Russell 2000, which was up 8.2% for the same period. ROH gained 14.0% in the more robust first quarter (compared to a 13.9% return for the Russell 2000). When stock prices began to correct in the second quarter, however, the Fund fell behind the small-cap index, losing 7.4% between April and June versus a loss of 5.0% for the Russell 2000. Although April and May were negative performance periods for both ROH and its benchmark, June saw the Fund slip further into the red (-2.2%) while the Russell 2000 eked out a marginally positive result (+0.6%). ROH’s comparative lack of participation in the mini-rally that enlivened the end of June for many small-cap stocks was largely responsible for its relative underperformance in the second quarter.
     Although we were somewhat disappointed by the Fund’s short-term relative returns, we thought that its first-half performance was satisfactory on an absolute basis. We were also pleased that its first three years of existence resulted in strong returns on both an absolute and relative basis. ROH outperformed the Russell 2000 for the one-year and three-year periods ended 6/30/06. (ROH’s three-year average annual total return and since inception (6/30/03) performance periods were identical.) The Fund’s average annual total return since inception was 19.5%.

January - June 2006*	5.59%

One-Year	20.96

Three-Year	19.54

Since Inception (6/30/03)	19.54
* Not annualized.

      Only two of the Fund’s sectors—Consumer Products and Consumer Services—showed net losses year-to-date through June 30, and in neither case was negative performance catastrophic. The Fund’s loss leader on an individual stock basis did more damage in terms of dollar-based net losses than either sector. eResearch Technology provides digitally based cardiac screening technology and services. Although we believed that the clarification of global cardiac testing standards in 2005 would jump-start its stock price, a recent earnings disappointment caused anxiety among investors, leading us to think that we may have begun to buy too early. Still,

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/06

Year	ROH	Knight Capital Group Cl. A	$124,951

2005	14.9%	Universal Truckload Services	120,053

2004	27.2	Lincoln Electric Holdings	96,795

TOP 10 POSITIONS (% of Net Assets)		RealNetworks	84,538

Knight Capital Group Cl. A	2.1%	Dolby Laboratories Cl. A	77,404

eFunds Corporation	1.5

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

Adesa	1.5

International Coal Group	1.4

Navigant Consulting	1.4

Ceridian Corporation	1.4

Dolby Laboratories Cl. A	1.3

Brady Corporation Cl. A	1.3

Perrigo Company	1.3

Franklin Electric Company	1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	22.4%

Industrial Products	17.9

Industrial Services	12.4

Consumer Services	10.7

Natural Resources	7.8

Financial Services	7.2

Consumer Products	5.2

Financial Intermediaries	3.2

Health	2.9

Miscellaneous	4.8

Cash and Cash Equivalents	5.5

36 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

during the first half we thought highly enough of its promising business and solid balance sheet to more than double our position.
      Mounting concern over the practices of many telecommunications companies’ stock-options grants to executives, as well as an inquiring federal prosecutor, created static for the stock price of telecom equipment company Foundry Networks. Our long-term outlook remained positive at June 30, so we added to our stake in the first half, hopeful that this conservatively capitalized firm could overcome these difficulties. International Coal Group earned a dubious distinction: The Fund’s sole holding in the precious metals and mining industry, the coal-mining company showed net losses in the first half. Its stock price tumbled on news of revised earnings guidance for fiscal 2006 as a result of various operational problems, including a mine closing, a fire in another, adverse conditions in a third and the bankruptcy of a major coal supplier. Based on our belief that the company could solve these problems, we built a large enough position to make it a top-ten holding at the end of June.
      We did not mind at all that the reversal of fortune for wholesale and institutional securities trading execution company Knight Capital Group arrived a little sooner than we anticipated. Its share price ran up through early May, when it began to correct a bit. We liked its core business in an area that we believe we know well. We also admired its balance sheet, growing revenues and the plan to make the company a technologically innovative, high-returning operation that new management began to implement two years ago. Strong earnings in the fiscal first quarter seemed to convince investors that the plan was
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization	$1,335 million

		Weighted Average P/E Ratio	18.6x

		Weighted Average P/B Ratio	2.5x

		Weighted Average Yield	0.9%

		Fund Net Assets	$26 million

		Turnover Rate	24%

succeeding. We built our stake in the first half. Non-asset based transportation business Universal Truckload Services saw its increased revenues and steady earnings drive investors towards its stock. We saw ongoing prospects for growth, so we bought more shares in the first half before taking some gains in May. Digital media, music and gaming company RealNetworks enjoyed success in an increasingly competitive field. Our initial attraction was to its conservative balance sheet, growing revenues and strong growth potential. Investors seemed drawn to many of the same qualities during the first half of 2006, which led us to begin trimming our position in April.
		Number of Holdings	100
GOOD IDEAS AT THE TIME
Net Realized and Unrealized Loss Through 6/30/06		Symbol
eResearch Technology	$121,464	(Service Class)	RYOHX

International Coal Group	95,402

Foundry Networks	73,908

Pier 1 Imports	65,276

Gentex Corporation	57,068

THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS  |  37

ROYCE DISCOVERY FUND

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/06
Manager’s Discussion
Although many small-cap stocks enjoyed a strong first half, we did not own quite enough of the best performers in Royce Discovery Fund’s (RDF) diversified portfolio of micro-cap companies to give the Fund better relative first-half performance. RDF gained 2.8% for the year-to-date period ended 6/30/06, versus an 8.2% return for its small-cap benchmark, the Russell 2000. In the bullish first quarter, the Fund did not participate to the same degree as the small-cap index, as its 10.4% return trailed the Russell 2000’s gain of 13.9%. This was not entirely unexpected. RDF’s proprietary quantitative model gives the portfolio a pronounced value bias that in turn makes better relative performance in most rallies unlikely, even a rally that benefits many small-cap value stocks. Of greater concern was the Fund’s more precipitous decline during the bearish second quarter, a period in which we would typically expect to outperform the small-cap index. Yet RDF lost 6.9% between April and June versus a decline of 5.0% for the Russell 2000. The Fund’s underperformance in this period was almost entirely due to its relative lack of participation in the furious small-cap rally that took place during the final week of June.

January - June 2006*	2.84%

One-Year	12.24

Since Inception (10/3/03)	13.93
*Not annualized.

    The recent trend of relative short-term underperformance bears watching. However, we should once again point out that we typically do not become too agitated over short-term underperformance, although it was frustrating to have the Fund forsake its longer-term performance advantage over the benchmark primarily because of the underwhelming first six months of 2006. We remain satisfied with absolute results through the Fund’s short period of existence since its inception. RDF’s average annual total return for the since inception (10/3/03) period ended 6/30/06 was 13.9%.
    The Fund’s two largest sectors, Technology and Health, also posted the largest net losses on a dollar basis in the first half. Holdings in Health were the biggest disappointments, especially those in the drug and biotech industry. Since late 2003, larger generic drug producers have been struggling, and the current year saw the difficulties intensify. This has largely been the result of a relative lack of new names, increased

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/06

Year	RDF	EZCORP Cl. A	$35,682

2005	7.6%	Xyratex	25,183

2004	13.4	Intervest Bancshares	18,497

TOP 10 POSITIONS (% of Net Assets)		VAALCO Energy	15,243

Intervest Bancshares	1.7%	Pacific Internet	15,024

Interstate Hotels & Resorts	1.4

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

Meadowbrook Insurance Group	1.4

KHD Humboldt Wedag International	1.4

Ennis	1.4

Taylor Capital Group	1.4

Nicholas Financial	1.3

Cutera	1.3

Zygo Corporation	1.3

Olympic Steel	1.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Health	18.1%

Technology	18.0

Financial Intermediaries	14.8

Industrial Products	11.8

Industrial Services	7.7

Consumer Services	6.9

Consumer Products	5.7

Natural Resources	4.3

Financial Services	1.3

Miscellaneous	4.7

Cash and Cash Equivalents	6.7

38 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

competition and resulting pricing pressure, all of which also had an unfortunate trickle-down effect on the share prices of many smaller players throughout the pharmaceutical industry. One benefit has been greater pricing inefficiencies, which made several small drug companies look very attractive according to the criteria of the Fund’s quantitative model. The downside—for the short-term, anyway—was that in most cases, these businesses became cheaper and cheaper during the first six months of 2006 via declining share prices, including Hi-Tech Pharmacal, Bentley Pharmaceuticals, Strategene Corporation, Matrixx Initiatives and Bradley Pharmaceuticals. Poor performance from the Health sector is also painful because the micro-cap segment contains so many names in the healthcare area, making it a perennially fertile source of purchase candidates. In Technology, there were net losses for aerospace components maker Herley Industries and other holdings, though the sector held some significant gainers as well. The share price of data-storage components business Xyratex rose by more than twice what we paid at purchase on news of better-than-expected fiscal first-quarter profits. We took some gains in May.
      Few events can collapse a stock price with more speed and ferocity than allegations of fraud. Global collectibles and coin trading business Escala Group (and its investors) learned this the hard way in early May when police raided the offices of the firm’s parent company in Spain, which led to a formal probe by the SEC in June. The firm has pledged its cooperation with these investigations, and we still held a position at the end of June.
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization	$278 million

		Weighted Average P/E Ratio	14.0x

		Weighted Average P/B Ratio	1.9x

		Weighted Average Yield	0.5%

		Fund Net Assets	$3.9 million

		Turnover Rate	48%

     The Industrial Products sector posted the largest net dollar-based gains, led by engineering products manufacturer EnPro Industries and welding and cutting products maker Rofin-Sinar Technologies. Both firms seemed to benefit from strong earnings. We sold our position in each during an early May portfolio re-balancing. Although the sector was not a highly profitable area for small-cap as measured by the Russell 2000, Consumer Services also showed strong net gains. Its top performers on a dollar basis during the first half included credit, loan and pawn services provider EZCORP, whose fiscal second-quarter earnings improved by 95%. It, too, was sold in early May at a substantial gain.
		Number of Holdings	126
GOOD IDEAS AT THE TIME
Net Realized and Unrealized Loss Through 6/30/06		Symbol
Escala Group	$26,520	(Service Class)	RYDFX

Hi-Tech Pharmacal	15,548

Bentley Pharmaceuticals	13,620

Herley Industries	12,722

Cutera	12,402

THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS  |  39

ROYCE FINANCIAL SERVICES FUND

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/06
Manager’s Discussion
In many ways, the performance of Royce Financial Services Fund (RFS) during the first half of 2006 exemplified how we ideally like to see a small-cap value portfolio perform, and not simply because the Fund outperformed its small-cap benchmark, the Russell 2000. RFS was up 9.3% for the year-to-date period ended 6/30/06, ahead of the Russell 2000, which was up 8.2% for the same period. The Fund also outpaced the financial services sector of the Russell 2500 index, which was up 7.4% in the first half. When many stock prices were rising during the first quarter, a period in which the Russell 2000 was up 13.9%, the Fund posted a solid but unspectacular 7.7% return. When the market turned more bearish in the second quarter, the Fund did more than hold on to its first-quarter gains. While the Russell 2000 lost 5.0% between April and June, RFS gained 1.5%.
     The Fund also demonstrated solid down-market results from the most recent small-cap market peak on 5/5/06 through 6/30/06, down 1.6% versus a loss of 7.1% for its benchmark (and a decline of 2.4% for the financial services sector of the Russell 2500 index). Although the Fund’s tenure has been brief, we have been very pleased with both its relative and absolute results during its formative years. RFS was ahead of the Russell 2000 for the one-year and since inception (12/31/03) periods ended 6/30/06. The Fund’s average annual total return since inception was 14.8%.

January - June 2006*	9.27%

One-Year	24.16

Since Inception (12/31/03)	14.78
*Not annualized.

     Holdings in the banking industry posted the largest net gains on a dollar basis during the first half, once again led by Bank of NT Butterfield, a Bermuda-based business that posted solid earnings both for fiscal 2005 and the first fiscal quarter of 2006. Its steady growth worked to draw an increasing number of investors to its stock. It was a top-ten position at the end of June. Unlike 2005, the opening half of 2006 saw additional holdings in the industry post solid returns. This seemed to be the result of two factors: the ongoing strength of the U.S. economy and growing anticipation that the Federal Reserve

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/06

Year	RFS	U.S. Global Investors Cl. A	$33,505

2005	12.2%	Hennessy Advisors	17,500

2004	15.1	Credit Acceptance	12,534

TOP 10 POSITIONS (% of Net Assets)		SEI Investments Company	11,880

AllianceBernstein Holding L.P.	4.0%	The Bank of NT Butterfield	11,440

Bank of NT Butterfield	2.6

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

Epoch Holding Corporation	2.4

T. Rowe Price Group	2.2

Nuveen Investments Cl. A	2.1

Federated Investors Cl. B	2.1

Whitney Holding	2.0

SEI Investments Company	2.0

Peapack-Gladstone Financial	1.9

Highbury Financial	1.9

INDUSTRY GROUP BREAKDOWN % of Net Assets

Banking	25.2%

Investment Management	18.3

Insurance	12.5

Real Estate Investment Trusts	7.1

Information and Processing	3.8

Insurance Brokers	2.9

Other Financial Services	2.8

Securities Brokers	2.6

Commercial Services	1.8

Software	1.8

Other Financial Intermediaries	1.8

Energy Services	1.4

Other Consumer Services	1.4

Closed-end Mutual Funds	0.7

Miscellaneous	1.3

Cash and Cash Equivalents	14.6

40 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

Board may not be planning many more interest rate increases. In 2004, when we first purchased shares of New Orleans-based bank holding company Whitney Holding, we liked its core business, earnings and steady dividends. The stock price of this top-ten position soared in January. Bancorp Rhode Island, Central Pacific Financial and Center Bancorp also enjoyed strong showings in the first half, and we held good-sized stakes in each firm at the end of June.
      The Fund’s holdings in investment management companies were an oddly mixed bunch in the first half, containing some of both the portfolio’s top gainers and loss leaders. Investment adviser U.S. Global Investors specializes in no-load funds. The firm showed consistent earnings growth over its last four fiscal quarters, topped off by record earnings in the fiscal third quarter, which ended on 3/31/06, with net income increasing more than 400% from the same period in 2005. Its rising share price led us to sell our position in May of this year at a considerable gain. The stock price of Hennessy Advisors climbed steadily through early May, most likely in response to increased earnings in the first fiscal quarter of 2006 and a stock split and cash dividend that were simultaneously announced in January. We have long regarded the firm as a well-managed, profitable company in a business that we think we know well. It was a top-15 position at June 30. Strong earnings also helped to boost the stock price of AllianceBernstein Holding L.P. and T. Rowe Price Group, although the former company’s stock corrected a bit in May, perhaps motivated by news of a settlement of a market-timing suit from 2003.
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization	$865 million

			Weighted Average P/E Ratio	17.3x

			Weighted Average P/B Ratio	2.0x

			Weighted Average Yield	2.3%

			Fund Net Assets	$2.4 million

			Turnover Rate	10%

		In the same industry, the portfolio suffered a disappointing performance from investment advisor Epoch Holding Corporation, as investors seemed to be expecting better performance from the firm and showed their frustration by selling. At the end of the first half, we held a large position in investment management company Federated Investors. We were drawn to its solid balance sheet, earnings history and steadily growing dividend, and remained confident that the firm could work through larger-than-usual mutual fund redemptions. Its price plunge allowed us to add to our position in June.	Number of Holdings	83
GOOD IDEAS AT THE TIME
Net Realized and Unrealized Loss Through 6/30/06			Symbol
Epoch Holding Corporation	$10,530		(Service Class)	RYFSX

Federated Investors Cl. B	7,660

Transatlantic Holdings	5,650

Fair Isaac	5,502

First Albany Companies	4,900

THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS  |  41

ROYCE DIVIDEND VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/06
Manager’s Discussion
With solid up-market performance and strong down-market results, Royce Dividend Value Fund (RDV) performed according to our expectations during the first half of 2006, but it was not quite enough to outperform its small-cap benchmark, the Russell 2000. RDV gained 7.3% for the year-to-date period ended 6/30/06, trailing the Russell 2000’s 8.2% return for the same period. The Fund’s performance in the dynamic up-market of the first quarter went as we would typically expect, as RDV (+11.1%) underperformed the small-cap index (+13.9%). In the bearish second quarter, the Fund again posted a relative return consistent with its risk-averse value approach. RDV lost 3.5% versus a decline of 5.0% for the Russell 2000 between April and the end of June. During the shorter-term down market period that began with the most recent small-cap peak on 5/5/06 through 6/30/06, the Fund again lost less than its benchmark, down 4.1% versus a loss of 7.2% for the small-cap index.
     While the Fund has been in existence only a short time, we were pleased with its early results on an absolute basis. For the periods ended 6/30/06, RDV underperformed the Russell 2000 for the since inception (5/3/04) period, but outpaced its benchmark for the one-year period (+16.6% versus +14.6%). The Fund’s average annual total return since inception was 13.0%.

January - June 2006*	7.28%

One-Year	16.55

Since Inception (5/3/04)	12.95
* Not annualized.

     Holdings in the Financial Intermediaries sector made the largest positive impact on a dollar basis to the Fund’s first-half results. Unlike 2005, the opening half of 2006 saw portfolio holdings in the banking industry deposit solid returns. This seemed to be the result of two factors: the ongoing strength of the U.S. economy and growing anticipation that the Federal Reserve Board may soon be finished with raising interest rates. When we first built a position in bank holding company Whitney Holding between June and September 2005, we were attracted to its core business, earnings and steady dividends. We were also impressed by this New Orleans-based bank’s ability to so far successfully weather the devastation of Katrina. By early 2006, more and more investors seemed to concur, as the share price of this top-ten position soared in January. Real estate investment trust (REIT) Capital Trust, which specializes in commercial

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/06

Year	RDV	SEI Investments Company	$42,475

2005	7.3%	Whitney Holding	25,773

TOP 10 POSITIONS (% of Net Assets)		Technitrol	19,965

AllianceBernstein Holding L.P.	4.4%	Stewart & Stevenson Services	19,805

SEI Investments Company	4.4	Capital Trust Cl. A	18,432

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

Gallagher (Arthur J.) & Company	2.8

Capital Trust Cl. A	2.6

Whitney Holding	2.6

Brady Corporation Cl. A	2.5

Federated Investors Cl. B	2.5

Crosstex Energy	2.4

Athena Neurosciences Finance 7.25% Bond	2.2

Franklin Electric Company	2.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Services	22.4%

Financial Intermediaries	20.7

Industrial Products	13.7

Technology	11.5

Consumer Services	6.7

Natural Resources	4.2

Industrial Services	3.3

Health	3.0

Consumer Products	2.3

Utilities	1.7

Bonds and Preferred Stock	2.7

Cash and Cash Equivalents	7.8

42 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

property, saw its growing earnings attract the attention of investors. One of 2005’s “Good Ideas at the Time,” this top-ten holding made an impressive recovery in this year’s first half.
      Financial Services, the Fund’s largest sector at June 30, was home to two of this Report’s “Good Ideas at the Time.” We have owned shares of insurance broker Arthur J. Gallagher & Company in other Royce-managed portfolios since 1990. The company has struggled to meet earnings expectations recently, with a subsequent decline in share value. We still think that the firm is capable of a successful turnaround and increased our stake in March. We were also undeterred by a first-quarter earnings disappointment that helped to drop the stock price of investment management company, and top-ten position, Federated Investors. We were drawn to its solid balance sheet, earnings history and steadily growing dividend, and remained confident that the firm could work through larger-than-usual mutual fund redemptions. We built our stake in March. Elsewhere in the same industry, the news was better. Strong earnings gave a boost to the stock price of top holding AllianceBernstein Holding L.P. and top-twenty holding T. Rowe Price Group, although the former company’s stock corrected a bit in May, perhaps motivated by news of a settlement of a market-timing suit from 2003 and a decline in assets due to the stock-market correction.
     The Fund’s top performer was another strong Financial Services firm and another top-ten holding. SEI Investments Company provides outsourced asset management, investment technology and other services to financial companies. Its stock price rose more or less steadily in the second quarter, helped in part by strong, steady earnings. The Industrial Products
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization	$1,482 million

		Weighted Average P/E Ratio	18.9x

		Weighted Average P/B Ratio	2.4x

		Weighted Average Yield	2.8%

		Fund Net Assets	$4.4 million

		Turnover Rate	12%

sector also showed net gains during the first half. Stewart & Stevenson Services makes engine-driven industrial equipment and components as well as trucks for the U.S. Army. Its stock price began to soar on the announcement that a larger firm in a similar business was looking to acquire it, a deal that was finalized in May. We sold our position in March at a substantial net gain. Technology was another sector with strong net gains in the first six months of 2006, buoyed by strong turns from components maker Technitrol and marine sonar products manufacturer Lowrance Electronics, a company acquired by a competitor in a similar business in March.
		Number of Holdings	84
GOOD IDEAS AT THE TIME
Net Realized and Unrealized Loss Through 6/30/06		Symbol
Gallagher (Arthur J.) & Company	$23,198	(Service Class)	RYDVX

Federated Investors Cl. B	20,824

Carmike Cinemas	13,268

Pier 1 Imports	10,464

Aqua America	9,020

THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS  |  43

SCHEDULES OF INVESTMENTS

Pennsylvania Mutual Fund

	SHARES	VALUE		SHARES	VALUE

COMMON STOCKS – 97.8%			Dover Downs Gaming & Entertainment	43,883	$861,862
			4Kids Entertainment [a]	21,000	340,410
Consumer Products – 10.8%			†International Speedway Cl. A	283,300	13,136,621
Apparel and Shoes - 4.2%			Multimedia Games [a]	933,900	9,460,407
Cherokee	15,000	$620,400	Steiner Leisure [a]	50,800	2,008,124
Kenneth Cole Productions Cl. A	864,200	19,297,586	†Youbet.com [a,c]	89,200	430,836
Columbia Sportswear Company [a]	392,600	17,769,076
Cutter & Buck [b]	1,057,400	12,128,378			27,842,448
Jones Apparel Group	49,300	1,567,247
K-Swiss Cl. A	971,300	25,933,710	Media and Broadcasting - 0.4%
Oakley	137,800	2,321,930	Westwood One	1,964,500	14,733,750
Polo Ralph Lauren Cl. A	379,400	20,829,060
Stride Rite	930,000	12,266,700	Restaurants and Lodgings - 2.4%
Timberland Company Cl. A [a]	663,500	17,317,350	Applebee’s International	1,088,100	20,913,282
Warnaco Group (The) [a]	63,800	1,191,784	CBRL Group	269,900	9,155,008
Weyco Group [b]	590,500	13,711,410	CEC Entertainment [a]	690,800	22,188,496
Wolverine World Wide	86,800	2,025,044	IHOP Corporation	48,500	2,331,880
			Ruby Tuesday	814,100	19,872,181
		146,979,675	Ryan’s Restaurant Group [a]	769,800	9,168,318

Food/Beverage/Tobacco - 0.2%					83,629,165
Boston Beer Company Cl. A [a]	257,100	7,530,459
CoolBrands International [a,c]	568,000	1,170,295	Retail Stores - 6.7%
			†America’s Car-Mart [a,c]	365,100	7,415,181
		8,700,754	AnnTaylor Stores [a]	226,800	9,838,584
			BJ’s Wholesale Club [a]	672,500	19,065,375
Home Furnishing and Appliances - 2.2%			Big Lots [a]	953,000	16,277,240
American Woodmark	273,600	9,586,944	Borders Group	20,000	369,200
Ethan Allen Interiors	924,400	33,786,820	Buckle (The)	659,600	27,617,452
Furniture Brands International	140,000	2,917,600	CarMax [a,c]	175,000	6,205,500
Hooker Furniture	367,835	6,168,593	Cato Corporation Cl. A	981,950	25,383,408
Natuzzi ADR [a]	957,700	6,847,555	Charming Shoppes [a,c]	946,700	10,640,908
Stanley Furniture Company [b]	695,324	16,666,916	Claire’s Stores	1,314,100	33,522,691
			Deb Shops	417,780	10,072,676
		75,974,428	†Dollar Tree Stores [a,c]	261,400	6,927,100
			†Finish Line (The) Cl. A	1,029,300	12,176,619
Publishing - 0.4%			†Guitar Center [a,c]	5,700	253,479
Journal Communications Cl. A	48,500	545,140	Hot Topic [a,c]	58,900	677,939
Scholastic Corporation [a]	575,500	14,945,735	†Pacific Sunwear of California [a,c]	684,600	12,274,878
			†Payless ShoeSource [a,c]	48,300	1,312,311
		15,490,875	Pep Boys- Manny, Moe & Jack	172,500	2,023,425
			Pier 1 Imports	1,151,200	8,035,376
Sports and Recreation - 1.9%			Talbots	223,450	4,122,653
Arctic Cat	27,200	530,672	Tuesday Morning	520,700	6,847,205
Callaway Golf Company	352,400	4,577,676	Weis Markets	328,800	13,546,560
Monaco Coach	616,600	7,830,820	†Wet Seal (The) Cl. A [a,c]	72,300	352,824
Polaris Industries	152,000	6,581,600
Thor Industries	565,400	27,393,630			234,958,584
Winnebago Industries	591,600	18,363,264
			Other Consumer Services - 1.0%
		65,277,662	Corinthian Colleges [a,c]	493,700	7,089,532
			MoneyGram International	369,000	12,527,550
Other Consumer Products - 1.9%			Sotheby’s [a]	113,200	2,971,500
Burnham Holdings Cl. A	117,964	2,270,807	†Universal Technical Institute [a]	533,200	11,741,064
Fossil [a]	624,500	11,247,245
Matthews International Cl. A	241,100	8,310,717			34,329,646
RC2 Corporation [a]	707,500	27,351,950
Radica Games [b]	989,850	10,106,369	Total (Cost $411,127,511)		418,057,438
Universal Electronics [a]	318,300	5,637,093
			Financial Intermediaries – 6.6%
		64,924,181
			Banking - 0.1%
Total (Cost $312,101,039)		377,347,575	BOK Financial	5,600	278,152
			Investors Financial Services	50,000	2,245,000
Consumer Services – 11.9%
Direct Marketing - 0.6%					2,523,152
Nu Skin Enterprises Cl. A	1,239,200	18,402,120
Sportsman’s Guide (The) [a]	136,450	4,161,725	Insurance - 4.3%
			Alleghany Corporation [a]	61,014	16,861,829
		22,563,845	AmerUs Group	459,300	26,892,015

Leisure and Entertainment - 0.8%
Carmike Cinemas	76,100	1,604,188

44 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	SHARES	VALUE		SHARES	VALUE

Financial Intermediaries (continued)			Health Services - 1.7%
Insurance (continued)			AMERIGROUP Corporation [a]	160,000	$4,966,400
Argonaut Group [a]	181,000	$5,437,240	Cross Country Healthcare [a]	481,300	8,754,847
Aspen Insurance Holdings	210,000	4,890,900	Healthcare Services Group	532,040	11,146,238
Assured Guaranty	787,300	19,973,801	Hooper Holmes [a,c]	2,392,970	7,298,559
Baldwin & Lyons Cl. B	340,000	8,670,000	Horizon Health [a]	505,300	10,550,664
Endurance Specialty Holdings	175,000	5,600,000	Mediware Information Systems [a]	45,100	435,215
Erie Indemnity Company Cl. A	251,000	13,052,000	On Assignment [a]	85,000	781,150
ProAssurance Corporation [a]	373,454	17,993,014	U.S. Physical Therapy [a,b]	1,007,575	14,750,898
RLI	187,062	9,012,647
United Fire & Casualty Company	300,010	9,039,301			58,683,971
Wesco Financial	17,140	6,530,340
Zenith National Insurance	203,650	8,078,796	Medical Products and Devices - 2.3%
			Applera Corporation-Applied Biosystems Group	92,300	2,985,905
		152,031,883	Arrow International	511,000	16,796,570
			Datascope	18,701	576,739
Real Estate Investment Trusts - 0.4%			IDEXX Laboratories [a]	131,400	9,872,082
†KKR Financial	661,200	13,759,572	Invacare Corporation	527,300	13,119,224
			Orthofix International [a]	19,500	743,535
Securities Brokers - 0.6%			Thoratec Corporation [a]	435,600	6,041,772
†Knight Capital Group Cl. A a	1,405,300	21,402,719	Varian Medical Systems [a]	35,700	1,690,395
			Viasys Healthcare [a]	355,700	9,105,920
Other Financial Intermediaries - 1.2%			Vital Signs	250,695	12,416,923
International Securities Exchange Cl. A	267,900	10,198,953	Young Innovations	222,550	7,840,437
MarketAxess Holdings [a,c]	326,800	3,598,068
TSX Group	671,200	26,936,988			81,189,502

		40,734,009	Personal Care - 1.7%
			CNS	531,300	13,016,850
Total (Cost $156,764,502)		230,451,335	Inter Parfums	890,100	15,327,522
			Nutraceutical International [a,b]	853,810	13,088,907
Financial Services – 3.9%			Regis Corporation	483,600	17,220,996
Information and Processing - 1.4%			†USANA Health Sciences [a,c]	43,790	1,659,641
eFunds Corporation [a]	1,241,300	27,370,665
PRG-Schultz International [a,c]	245,000	110,250			60,313,916
SEI Investments Company	468,200	22,885,616
			Total (Cost $217,678,885)		274,547,582
		50,366,531
			Industrial Products – 12.9%
Insurance Brokers - 0.4%			Automotive - 0.9%
Gallagher (Arthur J.) & Company	417,800	10,587,052	†Dorman Products [a,c]	319,613	3,765,041
Hilb Rogal & Hobbs Company	100,000	3,727,000	Gentex Corporation	591,500	8,281,000
			Strattec Security [a,b]	250,740	12,489,359
		14,314,052	Wescast Industries Cl. A	373,700	4,907,679

Investment Management - 2.1%					29,443,079
AllianceBernstein Holding L.P.	815,600	49,865,784
Cohen & Steers	29,800	703,280	Building Systems and Components - 2.1%
Federated Investors Cl. B	487,900	15,368,850	Aaon	125,850	3,229,311
GAMCO Investors Cl. A	135,800	4,992,008	Drew Industries [a,c]	747,300	24,212,520
Westwood Holdings Group	98,400	1,849,920	Preformed Line Products Company	189,786	7,192,889
			Simpson Manufacturing	1,019,700	36,760,185
		72,779,842	Teleflex	50,000	2,701,000

Total (Cost $114,231,361)		137,460,425			74,095,905

Health – 7.8%			Construction Materials - 1.5%
Drugs and Biotech - 2.1%			Ash Grove Cement Company	50,018	9,903,564
Accelrys [a]	40,000	285,200	Florida Rock Industries	798,687	39,670,783
Applera Corporation-Celera Genomics Group [a,c]	446,300	5,779,585	St. Lawrence Cement Group Cl. A	13,500	417,227
†Biosite [a,c]	240,690	10,989,905	Vulcan Materials Company	11,400	889,200
Endo Pharmaceuticals Holdings [a,c]	641,330	21,151,063
Hi-Tech Pharmacal [a]	650,630	10,780,939			50,880,774
Lexicon Genetics [a]	1,497,400	6,573,586
Myriad Genetics [a,c]	125,000	3,156,250	Industrial Components - 0.4%
Perrigo Company	612,409	9,859,785	CLARCOR	31,600	941,364
†ViroPharma [a,c]	57,000	491,340	Intermagnetics General [a]	54,700	1,475,806
Zila [a]	1,633,500	5,292,540	PerkinElmer	249,200	5,208,280
			Powell Industries [a]	317,000	7,585,810
		74,360,193
					15,211,260

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 45

SCHEDULES OF INVESTMENTS

Pennsylvania Mutual Fund (continued)

	SHARES	VALUE		SHARES	VALUE

Industrial Products (continued)			†Navigant Consulting [a,c]	440,100	$9,968,265
Machinery - 4.3%			RCM Technologies [a]	179,500	901,090
†Eagle Test Systems [a]	173,600	$2,433,872	RemedyTemp Cl. A [a]	476,970	8,103,720
†Flow International [a]	30,000	422,100	SM&A [a,b]	1,819,900	11,101,390
Franklin Electric	302,700	15,631,428	†Services Acquisition Corporation
Graco	311,150	14,306,677	International [a,c]	81,700	808,830
Lincoln Electric Holdings	751,786	47,099,393	Viad Corporation	62,225	1,947,643
National Instruments	17,500	479,500	Watson Wyatt Worldwide Cl. A	187,900	6,602,806
Nordson Corporation	134,300	6,604,874	Wright Express [a]	20,000	574,800
PAXAR Corporation [a]	55,100	1,133,407
Rofin-Sinar Technologies [a]	616,400	35,424,508			174,944,098
Tennant Company	143,900	7,235,292
Woodward Governor Company	639,616	19,514,684	Engineering and Construction - 0.1%
			Dycom Industries [a,c]	211,960	4,512,628
		150,285,735
			Food and Tobacco Processors - 0.2%
Metal Fabrication and Distribution - 1.8%			Zapata Corporation [a,b]	1,009,600	7,016,720
Castle (A.M.) & Company	37,300	1,202,925
Commercial Metals Company	26,200	673,340	Industrial Distribution - 0.7%
Gibraltar Industries	321,212	9,315,148	Mine Safety Appliances Company	130,000	5,226,000
IPSCO	288,900	27,644,841	Ritchie Bros. Auctioneers	361,900	19,245,842
Kaydon Corporation	67,100	2,503,501
Metal Management	314,900	9,642,238			24,471,842
NS Group [a]	6,300	347,004
Schnitzer Steel Industries Cl. A	335,800	11,914,184	Printing - 0.3%
			Banta Corporation	19,100	884,903
		63,243,181	Courier Corporation	152,150	6,089,043
			Ennis	290,600	5,719,008
Specialty Chemicals and Materials - 0.2%
Aceto Corporation	101,720	703,902			12,692,954
Balchem Corporation	88,200	1,984,500
MacDermid	163,700	4,714,560	Transportation and Logistics - 2.2%
Schulman (A.)	8,000	183,120	Arkansas Best	345,800	17,362,618
			†Dynamex [a,c]	40,340	879,815
		7,586,082	Florida East Coast Industries	221,100	11,570,163
			Grupo Aeroportuario del Sureste ADR	405,200	13,610,668
Other Industrial Products - 1.7%			Landstar System	5,900	278,657
Brady Corporation Cl. A	884,500	32,584,980	Nordic American Tanker Shipping	444,600	16,205,670
Diebold	270,000	10,967,400	Patriot Transportation Holding [a]	80,800	7,011,824
Electro Rent [a]	240,000	3,844,800	Universal Truckload Services [a]	363,851	12,418,235
HNI Corporation	255,400	11,582,390
Quixote Corporation	12,000	216,240			79,337,650

		59,195,810	Other Industrial Services - 0.1%
			Landauer	25,000	1,197,500
Total (Cost $296,296,403)		449,941,826
			Total (Cost $267,059,613)		304,802,384
Industrial Services – 8.7%
Advertising and Publishing - 0.1%			Natural Resources – 13.8%
MDC Partners Cl. A [a]	76,800	628,992	Energy Services - 4.5%
			Carbo Ceramics	106,300	5,222,519
Commercial Services - 5.0%			Ensign Energy Services	1,303,700	26,791,075
Adesa	681,500	15,156,560	Helmerich & Payne	15,800	952,108
†Administaff	455,000	16,293,550	Input/Output [a,c]	666,700	6,300,315
BB Holdings [a]	94,500	358,236	Lufkin Industries	50,449	2,998,184
†CBIZ [a,c]	107,800	798,798	Oil States International [a]	236,700	8,114,076
Carlisle Group [a]	37,800	64,308	Pason Systems	1,737,400	25,447,003
Central Parking	45,000	720,000	Patterson-UTI Energy	245,400	6,947,274
Collectors Universe	79,187	1,107,034	Precision Drilling Trust	255,100	8,469,320
Copart [a,c]	533,000	13,090,480	RPC	469,425	11,397,639
Exponent [a]	375,800	6,351,020	TETRA Technologies [a]	881,326	26,695,365
FTI Consulting [a]	670,500	17,949,285	Trican Well Service	1,441,000	28,786,436
†Heidrick & Struggles International [a]	417,000	14,111,280	Willbros Group [a,c]	75,000	1,420,500
Hewitt Associates Cl. A [a]	290,000	6,519,200
Korn/Ferry International [a]	738,400	14,465,256			159,541,814
LECG Corporation [a]	871,700	16,100,299
MPS Group [a]	708,800	10,674,528	Oil and Gas - 4.1%
Manpower	18,200	1,175,720	Bill Barrett [a]	22,820	675,700
			†CE Franklin [a,c]	101,440	1,469,866
			†Carrizo Oil & Gas [a,c]	37,830	1,184,457
			Cimarex Energy	703,414	30,246,802
			†Crosstex Energy	143,000	13,596,440

46 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	SHARES	VALUE		SHARES	VALUE

Natural Resources (continued)			Nu Horizons Electronics [a,b]	1,278,134	$12,333,993
Oil and Gas (continued)			Solectron Corporation [a]	2,767,900	9,466,218
Edge Petroleum [a]	664,400	$13,274,712
†Mariner Energy [a]	649,100	11,923,967			51,609,932
Penn Virginia	25,930	1,811,988
St. Mary Land & Exploration Company	687,900	27,687,975	Internet Software and Services - 0.5%
SEACOR Holdings [a]	177,600	14,580,960	Corillian Corporation [a,c]	1,813,591	5,422,637
Unit Corporation [a]	470,300	26,755,367	†Digitas [a,c]	15,800	183,596
			eResearch Technology [a,c]	549,800	5,003,180
		143,208,234	Internet Security Systems [a]	25,000	471,250
			RSA Security [a,c]	66,800	1,816,292
Precious Metals and Mining - 4.7%			†WebEx Communications [a]	111,700	3,969,818
Agnico-Eagle Mines	763,000	25,240,040
Apex Silver Mines [a]	209,500	3,152,975			16,866,773
Eldorado Gold [a]	1,989,400	9,608,802
Glamis Gold [a]	747,700	28,307,922	IT Services - 2.7%
Goldcorp	334,600	10,111,612	†BearingPoint [a,c]	1,345,460	11,261,500
Golden Star Resources [a]	1,675,300	4,958,888	Ceridian Corporation [a,c]	208,400	5,093,296
Hecla Mining Company [a,c]	2,641,800	13,869,450	Forrester Research [a]	276,700	7,742,066
†Ivanhoe Mines [a]	1,929,700	13,160,554	Gartner [a]	738,400	10,485,280
Kingsgate Consolidated	109,447	418,036	Keane [a]	153,100	1,913,750
Meridian Gold [a]	909,900	28,825,632	MAXIMUS	857,000	19,839,550
Minefinders Corporation [a]	587,700	4,801,509	Perot Systems Cl. A [a]	2,349,400	34,019,312
Pan American Silver [a,c]	364,500	6,557,355	Sapient Corporation [a,c]	698,400	3,701,520
Silver Standard Resources [a]	734,000	14,680,000	Syntel	95,248	1,948,774

		163,692,775			96,005,048

Real Estate - 0.5%			Semiconductors and Equipment - 3.3%
The St. Joe Company	368,800	17,163,952	ADE Corporation [a]	33,484	1,087,895
			†Advanced Energy Industries [a]	7,800	103,272
Total (Cost $263,037,694)		483,606,775	Cabot Microelectronics [a,c]	300,000	9,093,000
			Catalyst Semiconductor [a]	319,800	1,160,874
Technology – 16.6%			Cognex Corporation	623,135	16,220,204
Aerospace and Defense - 0.5%			DSP Group [a]	49,500	1,230,075
Curtiss-Wright	340,500	10,514,640	Dolby Laboratories Cl. A [a]	315,300	7,346,490
Innovative Solutions and Support [a]	240,200	3,377,212	Entegris [a]	1,636,400	15,594,892
Integral Systems	101,500	2,723,245	Exar Corporation [a]	306,741	4,070,453
TVI Corporation [a]	508,120	1,793,664	Fairchild Semiconductor
			International [a]	918,300	16,685,511
		18,408,761	GSI Group [a]	186,600	1,602,894
			IXYS Corporation [a]	597,815	5,739,024
Components and Systems - 3.4%			MIPS Technologies [a]	1,372,500	8,331,075
American Power Conversion	602,000	11,732,980	OmniVision Technologies [a]	301,700	6,371,904
Digi International [a,b,c]	1,160,400	14,539,812	Semitool [a,b]	1,623,567	14,644,574
Dionex Corporation [a]	301,526	16,481,411	Sigmatel [a]	938,900	3,858,879
Electronics for Imaging [a,c]	56,800	1,185,984	†Teradyne [a]	68,100	948,633
Energy Conversion Devices [a]	25,000	910,750	†Varian [a]	50,000	2,075,500
Excel Technology [a]	159,900	4,784,208
Hutchinson Technology [a]	84,000	1,816,920			116,165,149
†International DisplayWorks [a,c]	289,600	1,505,920
Nam Tai Electronics	682,260	15,262,156	Software - 2.2%
Neoware [a]	94,300	1,158,947	Fair Isaac	121,700	4,418,927
Plexus Corporation [a,c]	322,100	11,019,041	InterVideo [a,b]	767,700	7,500,429
Richardson Electronics	564,662	4,150,266	iPass [a,c]	2,595,228	14,533,277
Rimage Corporation [a]	430,803	8,796,997	Macrovision Corporation [a]	202,900	4,366,408
TTM Technologies [a]	300,000	4,341,000	ManTech International Cl. A [a]	466,255	14,388,629
Technitrol	384,900	8,910,435	Pervasive Software [a,b]	1,922,600	7,728,852
Tektronix	376,400	11,073,688	SPSS [a]	73,286	2,355,412
			Transaction Systems Architects Cl. A [a]	502,890	20,965,484
		117,670,515
					76,257,418
Distribution - 1.5%
Arrow Electronics [a]	56,000	1,803,200	Telecommunications - 2.5%
Benchmark Electronics [a]	681,550	16,438,986	Catapult Communications [a,b,c]	1,035,300	11,284,770
†Brightpoint [a,c]	41,000	554,730	†Comtech Group [a,c]	56,500	628,845
†Insight Enterprises [a]	578,100	11,012,805	Foundry Networks [a]	1,448,300	15,438,878
			Intervoice [a]	1,033,200	7,356,384

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 47

SCHEDULES OF INVESTMENTS

Pennsylvania Mutual Fund (continued)			Royce Micro-Cap Fund

	SHARES	VALUE		SHARES	VALUE

Technology (continued)			COMMON STOCKS – 87.4%
Telecommunications (continued)
KVH Industries [a]	231,000	$2,693,460	Consumer Products – 2.6%
Level 3 Communications [a]	300,000	1,332,000	Apparel and Shoes - 0.4%
NETGEAR [a,c]	1,016,000	21,996,400	†Shoe Pavilion [a]	432,200	$3,129,128
†Novatel Wireless [a,c]	62,740	651,241
Premiere Global Services [a]	1,398,500	10,558,675	Food/Beverage/Tobacco - 0.6%
ViaSat [a]	50,100	1,286,568	Green Mountain Coffee Roasters [a]	42,600	1,711,242
West Corporation [a]	285,400	13,673,514	Jones Soda [a,c]	167,800	1,510,200
			†Monterey Gourmet Foods [a,c]	311,200	1,832,968
		86,900,735
					5,054,410
Total (Cost $522,465,464)		579,884,331
			Sports and Recreation - 0.9%
Miscellaneous (d) – 4.8%			Arctic Cat	129,200	2,520,692
Total (Cost $177,728,371)		169,325,262	†Sturm, Ruger & Company [a]	828,700	5,179,375

TOTAL COMMON STOCKS					7,700,067
(Cost $2,738,490,843)		3,425,424,933
			Other Consumer Products - 0.7%
REPURCHASE AGREEMENTS – 1.8%			RC2 Corporation [a]	133,700	5,168,842
State Street Bank & Trust Company,			Radica Games	122,000	1,245,620
5.10% dated 6/30/06, due 7/3/06,
maturity value $30,577,990 (collateralized					6,414,462
by obligations of various U.S. Government
Agencies, valued at $31,332,550)			Total (Cost $17,091,729)		22,298,067
(Cost $30,565,000)		30,565,000
			Consumer Services – 5.0%
Lehman Brothers (Tri-Party),			Leisure and Entertainment - 2.1%
4.85% dated 6/30/06, due 7/3/06,			Dover Downs Gaming & Entertainment	222,000	4,360,080
maturity value $35,014,146 (collateralized			†FortuNet [a,c]	172,800	2,799,360
by obligations of various U.S. Government			Multimedia Games [a]	370,700	3,755,191
Agencies, valued at $35,714,904)			New Frontier Media [a]	652,100	4,675,557
(Cost $35,000,000)		35,000,000	Progressive Gaming International [a]	306,400	2,389,920

TOTAL REPURCHASE AGREEMENTS					17,980,108
(Cost $65,565,000)		65,565,000
			Restaurants and Lodgings - 0.3%
COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.6%			Benihana Cl. A [a]	86,185	2,339,061
Money Market Funds
AIM Liquid Assets Institutional Fund			Retail Stores - 2.6%
(7 day yield-4.9882%)		18,095,711	A.C. Moore Arts & Crafts [a]	283,900	4,630,409
Janus Institutional Money Market Fund			Buckle (The)	136,000	5,694,320
(7 day yield-5.0094%)		2,572,885	Cache [a]	206,750	3,585,045
			Cato Corporation Cl. A	249,300	6,444,405
TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED			Duckwall-ALCO Stores [a]	83,950	2,519,340
(Cost $20,668,596)		20,668,596
					22,873,519
TOTAL INVESTMENTS – 100.2%
(Cost $2,824,724,439)		3,511,658,529	Total (Cost $27,419,716)		43,192,688

LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%		(8,382,800)	Financial Intermediaries – 5.2%
			Banking - 1.7%
NET ASSETS – 100.0%		$3,503,275,729	Bancorp (The) [a]	102,270	2,557,773
			Canadian Western Bank	186,000	7,131,416
			†Endeavour Mining Capital	614,600	4,332,977

					14,022,166

			Insurance - 3.3%
			†AmCOMP [a]	293,000	3,088,220
			American Safety Insurance Holdings [a]	264,500	4,364,250
			Argonaut Group [a]	241,100	7,242,644
			Baldwin & Lyons Cl. B	29,750	758,625
			NYMAGIC	162,900	4,732,245
			Navigators Group [a]	122,100	5,350,422
			United Fire & Casualty Company	100,000	3,013,000

					28,549,406

			Securities Brokers - 0.2%
			Sanders Morris Harris Group	109,600	1,656,056

			Total (Cost $25,039,083)		44,227,628

48 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	SHARES	VALUE		SHARES	VALUE

Financial Services – 0.9%			Building Systems and Components - 2.4%
Investment Management - 0.9%			Aaon	247,900	$6,361,114
ADDENDA Capital	103,500	$2,378,191	Drew Industries [a]	288,400	9,344,160
U.S. Global Investors Cl. A [a]	201,504	4,261,810	LSI Industries	295,250	5,016,298
Westwood Holdings Group	40,300	757,640
					20,721,572
Total (Cost $6,922,338)		7,397,641
			Construction Materials - 0.1%
Health – 13.4%			Synalloy Corporation [a]	80,700	1,039,416
Commercial Services - 0.5%
First Consulting Group [a]	458,429	4,052,512	Industrial Components - 1.4%
			Intermagnetics General [a]	235,050	6,341,649
Drugs and Biotech - 5.6%			Powell Industries [a]	218,900	5,238,277
Accelrys [a]	200,000	1,426,000
Barrier Therapeutics [a,c]	299,200	1,956,768			11,579,926
Cardiome Pharma [a]	282,300	2,495,532
Cell Genesys [a]	502,500	2,522,550	Machinery - 0.5%
Cerus Corporation [a]	508,200	3,623,466	Key Technology [a,b]	286,143	3,591,095
Compugen [a]	326,000	942,140	Tennant Company	15,700	789,396
Dendreon Corporation [a,c]	505,100	2,444,684
Discovery Partners International [a]	345,000	897,000			4,380,491
DUSA Pharmaceuticals [a,c]	839,900	4,745,435
Dyax Corporation [a]	528,700	1,554,378	Metal Fabrication and Distribution - 4.8%
Lexicon Genetics [a]	960,400	4,216,156	Harris Steel Group	352,800	8,928,245
Maxygen [a]	325,000	2,431,000	Metal Management	233,500	7,149,770
Myriad Genetics [a]	143,000	3,610,750	Novamerican Steel [a]	203,400	8,231,598
Neogen Corporation [a]	197,600	3,778,112	Olympic Steel	257,900	9,127,081
Orchid Cellmark [a,b]	1,426,600	3,980,214	RTI International Metals [a]	40,000	2,233,600
VIVUS [a]	770,800	2,967,580	Steel Technologies	290,800	5,653,152
Zila [a]	1,499,300	4,857,732
					41,323,446
		48,449,497
			Other Industrial Products - 1.4%
Health Services - 1.5%			Color Kinetics [a]	141,100	2,668,201
Bio-Imaging Technologies [a,b]	586,100	2,414,732	Distributed Energy Systems [a]	528,000	2,729,760
HMS Holdings [a]	127,300	1,364,656	Electro Rent [a]	186,500	2,987,730
Hooper Holmes [a]	968,000	2,952,400	Peerless Manufacturing [a,b]	156,400	3,745,780
Horizon Health [a]	128,100	2,674,728
U.S. Physical Therapy [a]	237,400	3,475,536			12,131,471

		12,882,052	Total (Cost $65,798,591)		92,792,954

Medical Products and Devices - 5.4%			Industrial Services – 8.4%
Adeza Biomedical [a]	175,100	2,454,902	Commercial Services - 3.7%
Bioveris Corporation [a,b]	1,492,500	12,014,625	BB Holdings [a]	1,328,814	5,037,351
Bruker BioSciences [a]	1,266,000	6,785,760	Bennett Environmental [a]	225,000	643,500
Caliper Life Sciences [a]	531,100	2,650,189	Collectors Universe	312,505	4,368,820
Exactech [a]	232,458	3,196,298	CorVel Corporation [a]	127,800	3,195,000
Medical Action Industries [a]	84,300	1,862,187	Exponent [a]	670,634	11,333,715
Merit Medical Systems [a]	203,700	2,802,912	†GP Strategies [a]	534,000	4,117,140
NMT Medical [a]	258,200	2,584,582	PDI [a]	190,100	2,735,539
Possis Medical [a]	274,800	2,420,988
Shamir Optical Industry [a]	221,700	1,995,300			31,431,065
Synovis Life Technologies [a]	145,300	1,428,299
Vital Signs	28,300	1,401,699	Engineering and Construction - 0.5%
Young Innovations	130,800	4,608,084	Cavco Industries [a]	89,701	3,986,312

		46,205,825	Food and Tobacco Processors - 0.9%
			Omega Protein [a]	519,100	3,000,398
Personal Care - 0.4%			Zapata Corporation [a]	673,600	4,681,520
Nutraceutical International [a]	240,100	3,680,733
					7,681,918
Total (Cost $108,491,691)		115,270,619
			Printing - 1.0%
Industrial Products – 10.8%			CSS Industries	77,000	2,213,750
Automotive - 0.2%			Courier Corporation	102,532	4,103,331
Wescast Industries Cl. A	123,100	1,616,632	Ennis	139,500	2,745,360

					9,062,441

			Transportation and Logistics - 2.3%
			Marten Transport [a]	208,050	4,523,007
			Patriot Transportation Holding [a]	89,800	7,792,844
			Vitran Corporation Cl. A [a]	308,050	7,236,094

					19,551,945

			Total (Cost $52,404,212)		71,713,681

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 49

SCHEDULES OF INVESTMENTS

Royce Micro-Cap Fund (continued)

	SHARES	VALUE		SHARES	VALUE

Natural Resources – 18.1%			Richardson Electronics	442,500	$3,252,375
Energy Services - 7.0%			Rimage Corporation [a]	198,050	4,044,181
Dawson Geophysical [a]	129,000	$3,969,330	SimpleTech [a]	567,700	2,128,875
Enerflex Systems	65,700	1,639,116	TTM Technologies [a]	368,900	5,337,983
Gulf Island Fabrication	293,800	5,887,752
Input/Output [a]	719,000	6,794,550			31,012,284
Pason Systems	618,600	9,060,387
RPC	113,600	2,758,208	Distribution - 0.2%
TGC Industries [a]	394,035	4,231,936	Jaco Electronics [a]	314,550	1,176,417
Tesco Corporation [a]	542,800	11,246,816
TETRA Technologies [a]	302,000	9,147,580	Internet Software and Services - 1.5%
Total Energy Services Trust	394,500	5,668,530	Answers Corporation [a,c]	244,400	2,326,688
			CryptoLogic	146,700	3,553,074
		60,404,205	EDGAR Online [a,c]	512,500	2,408,750
			Inforte Corporation [a]	542,600	2,571,924
Oil and Gas - 1.9%			SupportSoft [a]	574,900	2,265,106
Edge Petroleum [a]	144,100	2,879,118
Exploration Company of Delaware [a]	154,100	1,642,706			13,125,542
†NQL Energy Services Cl. A [a]	465,100	3,187,329
Particle Drilling Technologies [a,c]	381,400	1,342,528	IT Services - 1.5%
Pioneer Drilling Company [a]	269,000	4,153,360	answerthink [a]	318,800	1,284,764
Savanna Energy Services [a]	154,500	3,165,292	†Cogent Communications Group [a]	561,550	5,261,724
			Forrester Research [a]	111,700	3,125,366
		16,370,333	†MAXIMUS	145,000	3,356,750

Precious Metals and Mining - 8.8%					13,028,604
African Platinum [a]	3,400,000	2,074,802
Alamos Gold [a,c]	658,100	5,305,831	Semiconductors and Equipment - 3.0%
Eldorado Gold [a]	415,000	2,004,450	Advanced Energy Industries [a]	284,000	3,760,160
†Endeavour Silver [a,c]	531,900	1,658,167	Cascade Microtech [a]	240,100	2,751,546
Entree Gold [a]	1,586,700	1,523,232	CEVA [a]	585,200	3,382,456
Etruscan Resources [a]	2,609,400	7,830,771	Integrated Silicon Solution [a]	346,300	1,908,113
†First Majestic Resource [a,c]	1,243,400	4,722,759	MIPS Technologies [a]	293,900	1,783,973
Gammon Lake Resources [a]	506,000	6,977,740	PDF Solutions [a]	199,600	2,477,036
Hecla Mining Company [a]	729,500	3,829,875	Semitool [a]	391,600	3,532,232
Kingsgate Consolidated	1,223,151	4,671,863	Staktek Holdings [a]	730,800	3,551,688
Metallica Resources [a]	1,786,800	5,521,212	White Electronic Designs [a]	509,600	2,588,768
Mexgold Resources [a]	573,800	3,695,800
Miramar Mining [a]	621,500	2,299,550			25,735,972
Northern Orion Resources [a]	1,877,900	9,126,594
NovaGold Resources [a]	664,100	8,513,762	Software - 3.3%
Spur Ventures [a]	1,406,200	1,196,712	InterVideo [a]	263,800	2,577,326
†US Gold [a,c]	477,850	4,037,832	iPass [a]	757,500	4,242,000
			Fundtech [a]	205,800	2,018,898
		74,990,952	†NetScout Systems [a]	331,300	2,955,196
			Omnicell [a]	120,000	1,658,400
Real Estate - 0.4%			PLATO Learning [a]	749,925	4,664,534
Kennedy-Wilson [a]	208,900	3,603,525	SCO Group (The) [a,c]	493,100	2,021,710
			Transaction Systems Architects Cl. A [a]	137,200	5,719,868
Total (Cost $82,643,756)		155,369,015	Unica Corporation [a]	224,200	2,219,580

Technology – 18.1%					28,077,512
Aerospace and Defense - 1.9%
Axsys Technologies [a]	250,800	3,779,556	Telecommunications - 3.1%
Cubic Corporation	63,700	1,249,157	Anaren [a]	192,900	3,952,521
Ducommun [a]	204,600	3,789,192	Atlantic Tele-Network	187,500	3,905,625
Integral Systems	173,100	4,644,273	Captaris [a]	210,800	980,220
TVI Corporation [a]	874,700	3,087,691	Catapult Communications [a]	220,500	2,403,450
			Essex Corporation [a]	94,200	1,735,164
		16,549,869	Globecomm Systems [a]	375,800	2,799,710
			KVH Industries [a]	247,000	2,880,020
Components and Systems - 3.6%			†Novatel Wireless [a,c]	562,800	5,841,864
Digi International [a]	372,400	4,666,172	PC-Tel [a]	225,700	1,927,478
Excel Technology [a]	153,900	4,604,688
Metrologic Instruments [a]	159,500	2,394,095			26,426,052
OSI Systems [a]	45,700	812,089
Perceptron [a]	212,600	1,713,556	Total (Cost $134,087,223)		155,132,252
Performance Technologies [a]	298,300	2,058,270
			Miscellaneous (d)– 4.9%
			Total (Cost $40,454,886)		41,685,533

50 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

			Royce Premier Fund

		VALUE		SHARES	VALUE

TOTAL COMMON STOCKS			COMMON STOCKS – 88.2%
(Cost $560,353,225)		$749,080,078
			Consumer Products – 11.7%
			Apparel and Shoes - 3.9%
			Columbia Sportswear Company [a]	707,600	$32,025,976
REPURCHASE AGREEMENTS – 12.9%			Polo Ralph Lauren Cl. A	1,272,500	69,860,250
State Street Bank & Trust Company,			Timberland Company Cl. A [a]	2,968,700	77,483,070
5.10% dated 6/30/06, due 7/3/06,
maturity value $45,459,312 (collateralized					179,369,296
by obligations of various U.S. Government
Agencies, valued at $46,580,925)			Home Furnishing and Appliances - 0.7%
(Cost $45,440,000)		45,440,000	Ethan Allen Interiors	961,700	35,150,135

Lehman Brothers (Tri-Party),			Sports and Recreation - 5.2%
4.85% dated 6/30/06, due 7/3/06,			Thor Industries [b]	2,973,700	144,075,765
maturity value $65,026,271 (collateralized			Winnebago Industries [b]	3,021,400	93,784,256
by obligations of various U.S. Government
Agencies, valued at $66,329,513)					237,860,021
(Cost $65,000,000)		65,000,000
			Other Consumer Products - 1.9%
TOTAL REPURCHASE AGREEMENTS			Fossil [a]	3,234,500	58,253,345
(Cost $110,440,000)		110,440,000	Matthews International Cl. A	800,700	27,600,129

	PRINCIPAL				85,853,474
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.6%			Total (Cost $438,960,621)		538,232,926
U.S. Treasury Bills
due 8/17/06	$1	1	Consumer Services – 5.6%
U.S. Treasury Bonds			Direct Marketing - 1.3%
3.875%-9.875% due 11/15/15-4/15/29	4,863,497	6,068,505	Nu Skin Enterprises Cl. A [b]	4,086,500	60,684,525
U.S. Treasury Notes
0.875%-4.25% due 4/15/09-1/15/16	6,660,263	6,879,445	Retail Stores - 3.3%
U.S. Treasury Strip-Principal			Big Lots [a]	3,722,500	63,580,300
due 11/15/10	2	2	Charming Shoppes [a]	2,424,100	27,246,884
U.S. Treasury Strip-Interest			Claire’s Stores	1,243,900	31,731,889
due 11/15/18-11/15/28	1,676,965	658,320	Pier 1 Imports	4,153,900	28,994,222

TOTAL COLLATERAL RECEIVED					151,553,295
FOR SECURITIES LOANED
(Cost $13,606,273)		13,606,273	Other Consumer Services - 1.0%
			Corinthian Colleges [a]	3,086,165	44,317,329
TOTAL INVESTMENTS – 101.9%
(Cost $684,399,498)		873,126,351	Total (Cost $269,915,385)		256,555,149

LIABILITIES LESS CASH AND OTHER ASSETS – (1.9)%		(16,017,938)	Financial Intermediaries – 8.1%
			Insurance - 4.7%
NET ASSETS – 100.0%		$857,108,413	Alleghany Corporation [a]	306,189	84,618,392
			Erie Indemnity Company Cl. A	1,249,200	64,958,400
			ProAssurance Corporation [a]	777,500	37,459,950
			Wesco Financial	73,400	27,965,400

					215,002,142

			Securities Brokers - 1.4%
			†Knight Capital Group Cl. A [a]	4,323,500	65,846,905

			Other Financial Intermediaries - 2.0%
			TSX Group	2,284,000	91,662,815

			Total (Cost $253,605,431)		372,511,862

			Financial Services – 1.9%
			Information and Processing - 1.0%
			Interactive Data [a]	2,269,100	45,586,219

			Investment Management - 0.9%
			Federated Investors Cl. B	1,389,700	43,775,550

			Total (Cost $87,307,557)		89,361,769

			Health – 6.5%
			Drugs and Biotech - 3.8%
			Endo Pharmaceuticals Holdings [a]	3,604,250	118,868,165
			Perrigo Company	3,633,100	58,492,910

					177,361,075

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 51

SCHEDULES OF INVESTMENTS

Royce Premier Fund (continued)

	SHARES	VALUE		SHARES	VALUE

Health (continued)			Tektronix	1,769,400	$52,055,748
Medical Products and Devices - 2.7%			Zebra Technologies Cl. A [a]	1,041,400	35,574,224
Arrow International	1,066,825	$35,066,538
IDEXX Laboratories [a]	602,300	45,250,799			151,609,502
Viasys Healthcare [a,b]	1,656,900	42,416,640
			Distribution - 1.1%
		122,733,977	Benchmark Electronics [a]	2,140,000	51,616,800

Total (Cost $199,448,473)		300,095,052	IT Services - 3.0%
			Gartner [a]	3,818,400	54,221,280
Industrial Products – 16.9%			Keane [a]	2,435,300	30,441,250
Building Systems and Components - 2.7%			Perot Systems Cl. A [a]	3,770,900	54,602,632
Simpson Manufacturing [b]	3,388,400	122,151,820
					139,265,162
Construction Materials - 1.6%
Florida Rock Industries	1,452,475	72,144,433	Semiconductors and Equipment - 2.5%
			Cabot Microelectronics [a,b,c]	1,880,800	57,007,048
Machinery - 5.8%			Cognex Corporation	2,169,000	56,459,070
Lincoln Electric Holdings [b]	2,769,597	173,515,252
National Instruments	1,304,087	35,731,984			113,466,118
Woodward Governor Company [b]	1,921,812	58,634,484
			Software - 0.7%
		267,881,720	Fair Isaac	913,000	33,151,030

Metal Fabrication and Distribution - 6.8%			Telecommunications - 1.3%
IPSCO	1,698,300	162,510,327	Foundry Networks [a]	5,480,300	58,419,998
Reliance Steel & Aluminum	1,134,900	94,139,955
Schnitzer Steel Industries Cl. A [b]	1,591,300	56,459,324	Total (Cost $475,377,402)		547,528,610

		313,109,606	TOTAL COMMON STOCK
			(Cost $2,729,865,612)		4,057,455,263
Total (Cost $365,486,470)		775,287,579

Industrial Services – 9.2%			REPURCHASE AGREEMENTS – 11.6%
Commercial Services - 1.2%			State Street Bank & Trust Company,
Adesa	2,530,000	56,267,200	5.10% dated 6/30/06, due 7/3/06,
			maturity value $227,652,711 (collateralized
Engineering and Construction - 1.2%			by obligations of various U.S. Government
Dycom Industries [a,b]	2,578,300	54,892,007	Agencies, valued at $233,247,775)
			(Cost $227,556,000)		227,556,000
Industrial Distribution - 2.1%
Ritchie Bros. Auctioneers [b]	1,776,200	94,458,316	Lehman Brothers (Tri-Party),
			4.85% dated 6/30/06, due 7/3/06,
Transportation and Logistics - 4.7%			maturity value $310,125,292 (collateralized
Arkansas Best [b]	1,904,302	95,615,004	by obligations of various U.S. Government
EGL [a,b]	2,393,600	120,158,720	Agencies, valued at $316,329,987)
			(Cost $310,000,000)		310,000,000
		215,773,724
			TOTAL REPURCHASE AGREEMENTS
Total (Cost $249,121,565)		421,391,247	(Cost $537,556,000)		537,556,000

Natural Resources – 16.4%				PRINCIPAL
Energy Services - 5.4%				AMOUNT
Ensign Energy Services	7,103,000	145,966,873	COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.1%
Trican Well Service	5,271,800	105,313,213	U.S. Treasury Bonds
			5.25%-6.00% due 2/15/26-2/15/29
		251,280,086	(Cost $253,312)	$243,996	253,312

Oil and Gas - 3.7%					253,312
Cimarex Energy	1,097,200	47,179,600
Unit Corporation [a]	2,136,800	121,562,552	TOTAL INVESTMENTS – 99.9%
			(Cost $3,267,674,924)		4,595,264,575
		168,742,152
			CASH AND OTHER ASSETS
Precious Metals and Mining - 7.3%			LESS LIABILITES – 0.1%		2,502,767
Glamis Gold [a]	3,116,500	117,990,690
Meridian Gold [a]	3,347,000	106,032,960	NET ASSETS – 100.0%		$4,597,767,342
Pan American Silver [a,b]	4,101,900	73,793,181
†Silver Standard Resources [a]	1,932,600	38,652,000

		336,468,831

Total (Cost $390,642,708)		756,491,069

Technology – 11.9%
Components and Systems - 3.3%
Dionex Corporation [a,b]	1,170,500	63,979,530

52 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

Royce Low-Priced Stock Fund

	SHARES	VALUE		SHARES	VALUE

COMMON STOCKS – 87.5%			Other Consumer Services - 1.1%
			Corinthian Colleges [a]	2,534,550	$36,396,138
Consumer Products – 6.4%			MoneyGram International	355,000	12,052,250
Apparel and Shoes - 1.3%
K-Swiss Cl. A	827,000	$22,080,900			48,448,388
Oakley	1,402,800	23,637,180
Stride Rite	979,200	12,915,648	Total (Cost $349,674,466)		378,601,703

		58,633,728	Financial Intermediaries – 4.3%
			Banking - 0.2%
Collectibles - 0.3%			Bancorp (The) [a]	245,870	6,149,209
Topps Company (The)	1,731,816	14,235,528
			Insurance - 1.8%
Food/Beverage/Tobacco - 0.1%			Argonaut Group [a]	804,900	24,179,196
Boston Beer Company Cl. A [a]	192,800	5,647,112	Aspen Insurance Holdings	803,000	18,701,870
			CNA Surety [a]	670,100	11,579,328
Home Furnishing and Appliances - 1.4%			NYMAGIC	361,500	10,501,575
La-Z-Boy	950,900	13,312,600	Navigators Group [a]	250,200	10,963,764
Natuzzi ADR [a,b]	2,871,200	20,529,080	Ohio Casualty	135,500	4,028,415
Select Comfort [a]	1,085,100	24,924,747
					79,954,148
		58,766,427
			Securities Brokers - 1.8%
Publishing - 0.5%			Ichiyoshi Securities	457,200	6,915,530
Journal Communications Cl. A	1,941,400	21,821,336	Knight Capital Group Cl. A [a]	4,434,700	67,540,480
			Mito Securities	922,000	5,591,297
Sports and Recreation - 1.7%
Arctic Cat [b]	1,298,360	25,331,004			80,047,307
Callaway Golf Company	2,517,200	32,698,428
Monaco Coach	1,301,350	16,527,145	Other Financial Intermediaries - 0.5%
			MarketAxess Holdings [a]	707,800	7,792,878
		74,556,577	TSX Group	300,000	12,039,774

Other Consumer Products - 1.1%					19,832,652
Fossil [a]	2,033,150	36,617,031
Leapfrog Enterprises [a,c]	912,600	9,217,260	Total (Cost $132,736,984)		185,983,316

		45,834,291	Financial Services – 1.6%
			Information and Processing - 1.6%
Total (Cost $267,366,156)		279,494,999	eFunds Corporation [a,b]	3,041,700	67,069,485
			Morningstar [a]	114,500	4,749,460
Consumer Services – 8.7%
Direct Marketing - 1.1%			Total (Cost $41,624,773)		71,818,945
Nu Skin Enterprises Cl. A	3,342,900	49,642,065
			Health – 9.8%
Leisure and Entertainment - 0.7%			Drugs and Biotech - 6.2%
4Kids Entertainment [a,b]	671,600	10,886,636	Cell Genesys [a,b,c]	3,180,600	15,966,612
Multimedia Games [a]	1,252,438	12,687,197	Connetics Corporation [a]	493,200	5,800,032
New Frontier Media [a]	788,188	5,651,308	Dendreon Corporation [a,c]	2,166,000	10,483,440
			Discovery Partners International [a,b]	2,409,200	6,263,920
		29,225,141	Elan Corporation ADR [a]	1,316,100	21,978,870
			Endo Pharmaceuticals Holdings [a]	2,490,200	82,126,796
Restaurants and Lodgings - 1.3%			Exelixis [a]	507,600	5,101,380
Applebee’s International	961,100	18,472,342	Lexicon Genetics [a,b]	4,071,100	17,872,129
Ruby Tuesday	843,500	20,589,835	Martek Biosciences [a,c]	79,500	2,301,525
Ryan’s Restaurant Group [a]	1,288,900	15,350,799	Maxygen [a]	840,200	6,284,696
			Myriad Genetics [a]	721,100	18,207,775
		54,412,976	Perrigo Company	3,994,300	64,308,230
			VIVUS [a,b]	3,138,500	12,083,225
Retail Stores - 4.5%
AnnTaylor Stores [a]	255,000	11,061,900			268,778,630
Big Lots [a]	1,560,600	26,655,048
Buckle (The)	553,900	23,191,793	Health Services - 0.8%
Cache [a,b]	1,017,800	17,648,652	Cross Country Healthcare [a]	945,500	17,198,645
Cato Corporation Cl. A	497,350	12,856,497	Hooper Holmes [a]	2,392,500	7,297,125
Charming Shoppes [a]	2,268,400	25,496,816	MedQuist [a]	750,200	9,002,400
Claire’s Stores	1,317,200	33,601,772
Finish Line (The) Cl. A	1,919,300	22,705,319			33,498,170
Hibbett Sporting Goods [a]	110,137	2,632,274
Pier 1 Imports	3,011,900	21,023,062

		196,873,133

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 53

SCHEDULES OF INVESTMENTS

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE		SHARES	VALUE

Health (continued)			Food and Tobacco Processors - 0.2%
Medical Products and Devices - 2.2%			Omega Protein [a,b]	1,844,500	$10,661,210
Bruker BioSciences [a,b]	6,009,800	$32,212,528
Caliper Life Sciences [a,b]	1,715,100	8,558,349	Printing - 0.3%
CONMED Corporation [a]	205,500	4,253,850	Ennis	622,500	12,250,800
Medical Action Industries [a]	489,500	10,813,055
Possis Medical [a,b]	1,134,000	9,990,540	Transportation and Logistics - 1.1%
†Restore Medical [a,c]	346,400	2,667,280	Heartland Express	866,666	15,504,655
Shamir Optical Industry [a]	345,300	3,107,700	Universal Truckload Services [a]	399,800	13,645,174
Thoratec Corporation [a]	1,000,200	13,872,774	Werner Enterprises	925,000	18,749,750
Viasys Healthcare [a]	477,200	12,216,320
					47,899,579
		97,692,396
			Total (Cost $216,778,253)		279,828,004
Personal Care - 0.6%
Helen of Troy [a]	1,478,796	27,209,846	Natural Resources – 22.6%
			Energy Services - 6.3%
Total (Cost $364,006,588)		427,179,042	Ensign Energy Services	3,550,000	72,952,611
			Global Industries [a]	752,050	12,559,235
Industrial Products – 8.4%			Input/Output [a,b]	5,503,800	52,010,910
Automotive - 0.1%			Oil States International [a]	336,200	11,524,936
LKQ Corporation [a]	198,200	3,765,800	Pason Systems	2,618,000	38,344,800
			Tesco Corporation [a,b]	2,565,200	53,150,944
Building Systems and Components - 0.2%			TETRA Technologies [a]	809,400	24,516,726
Aaon	347,500	8,916,850	Total Energy Services Trust	858,900	12,341,446

Industrial Components - 0.3%					277,401,608
Powell Industries [a]	503,000	12,036,790
			Oil and Gas - 2.3%
Machinery - 0.7%			St. Mary Land & Exploration Company	628,000	25,277,000
Lincoln Electric Holdings	487,800	30,560,670	Unit Corporation [a]	1,304,500	74,213,005

Metal Fabrication and Distribution - 6.0%					99,490,005
Harris Steel Group [b]	1,944,400	49,206,575
IPSCO	809,800	77,489,762	Precious Metals and Mining - 14.0%
Metal Management [b]	2,311,900	70,790,378	African Platinum [a]	16,607,468	10,134,482
Olympic Steel [b]	720,200	25,487,878	Agnico-Eagle Mines	2,305,000	76,249,400
Schnitzer Steel Industries Cl. A	592,200	21,011,256	Alamos Gold [a,c]	2,871,700	23,152,647
Steel Technologies [b]	962,200	18,705,168	Eldorado Gold [a]	1,095,100	5,289,333
			Gammon Lake Resources [a]	2,931,300	40,422,627
		262,691,017	Glamis Gold [a]	2,153,648	81,537,113
			Hecla Mining Company [a,b]	6,683,000	35,085,750
Specialty Chemicals and Materials - 0.5%			†International Coal Group [a]	4,124,900	29,658,031
Schulman (A.)	1,023,300	23,423,337	Ivanhoe Mines [a]	5,319,300	36,277,626
			Meridian Gold [a]	2,506,900	79,418,592
Other Industrial Products - 0.6%			Minefinders Corporation [a]	1,454,600	11,884,082
Color Kinetics [a]	611,400	11,561,574	Northern Orion Resources [a,b]	8,381,600	40,734,576
Steelcase Cl. A	941,500	15,487,675	NovaGold Resources [a]	1,802,600	23,109,332
			Pan American Silver [a]	1,971,628	35,469,588
		27,049,249	Randgold Resources ADR [a]	500,000	10,500,000
			Silver Standard Resources[a,b,c]	3,627,600	72,552,000
Total (Cost $204,391,831)		368,443,713
					611,475,179
Industrial Services – 6.4%
Commercial Services - 2.7%			Total (Cost $527,001,582)		988,366,792
Adesa	2,050,500	45,603,120
CBIZ [a]	470,500	3,486,405	Technology – 17.0%
Copart [a]	210,143	5,161,112	Aerospace and Defense - 0.8%
Exponent [a]	400,400	6,766,760	HEICO Corporation Cl. A	943,100	22,370,332
FTI Consulting [a]	458,700	12,279,399	Integral Systems	399,500	10,718,585
Korn/Ferry International [a]	579,400	11,350,446
MPS Group [a]	324,700	4,889,982			33,088,917
Navigant Consulting [a]	674,400	15,275,160
PDI [a]	606,900	8,733,291	Components and Systems - 2.1%
Spherion Corporation [a]	319,000	2,909,280	KEMET Corporation [a]	1,228,800	11,329,536
			Methode Electronics	1,135,300	11,932,003
		116,454,955	TTM Technologies [a]	1,120,300	16,210,741
			Technitrol	1,404,500	32,514,175
Engineering and Construction - 2.1%			Tektronix	746,900	21,973,798
Dycom Industries [a]	1,578,400	33,604,136
Insituform Technologies Cl. A [a,b]	1,424,300	32,602,227			93,960,253
Palm Harbor Homes[a,b,c]	1,498,300	26,355,097

		92,561,460

54 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	SHARES	VALUE			VALUE

Technology (continued)			Miscellaneous (d)– 2.3%
Internet Software and Services - 2.2%			Total (Cost $100,327,759)		$99,287,606
CryptoLogic	655,675	$15,880,448
eResearch Technology [a]	1,964,700	17,878,770	TOTAL COMMON STOCKS
Packeteer [a]	805,800	9,137,772	(Cost $2,858,192,868)		3,823,494,775
RSA Security [a]	225,000	6,117,750
RealNetworks [a]	4,503,900	48,191,730	REPURCHASE AGREEMENTS – 13.1%
			State Street Bank & Trust Company,
		97,206,470	5.10% dated 6/30/06, due 7/3/06,
			maturity value $224,332,301 (collateralized
IT Services - 3.5%			by obligations of various U.S. Government
Ceridian Corporation [a]	390,000	9,531,600	Agencies, valued at $229,844,100)
CIBER [a]	323,700	2,133,183	(Cost $224,237,000)		224,237,000
Forrester Research [a]	773,600	21,645,328
MAXIMUS	740,500	17,142,575	Lehman Brothers (Tri-Party),
Perot Systems Cl. A [a]	4,707,000	68,157,360	4.85% dated 6/30/06, due 7/3/06,
RADVision [a]	343,700	5,478,578	maturity value $350,141,458 (collateralized
Syntel	1,402,400	28,693,104	by obligations of various U.S. Government
			Agencies, valued at $357,145,192)
		152,781,728	(Cost $350,000,000)		350,000,000

Semiconductors and Equipment - 3.3%			TOTAL REPURCHASE AGREEMENTS
Brooks Automation [a]	495,504	5,846,947	(Cost $574,237,000)		574,237,000
Catalyst Semiconductor [a]	496,200	1,801,206
CEVA [a,b]	1,306,800	7,553,304		PRINCIPAL
Cognex Corporation	228,819	5,956,159		AMOUNT
Credence Systems [a]	3,055,000	10,692,500	COLLATERAL RECEIVED FOR SECURITIES
DTS [a]	242,300	4,720,004	LOANED – 0.4%
ESS Technology [a,b]	2,258,900	4,879,224	U.S. Treasury Bonds
Entegris [a]	1,715,300	16,346,809	3.875%-8.125%
Exar Corporation [a]	1,412,464	18,743,397	due 8/15/19-4/15/29	$6,428,062	8,011,541
Fairchild Semiconductor			U.S. Treasury Notes
International [a]	1,385,600	25,176,352	0.875%-6.50%
GSI Group [a]	1,237,700	10,631,843	due 10/15/06-11/15/12	8,548,201	8,955,434
MKS Instruments [a]	261,900	5,269,428	U.S. Treasury Strip-Interest
OmniVision Technologies [a]	313,500	6,621,120	due 11/15/18	1,347,682	697,493
Photronics [a]	635,600	9,406,880
Semitool [a]	985,233	8,886,802	TOTAL COLLATERAL RECEIVED FOR
Sigmatel [a]	700,000	2,877,000	SECURITIES LOANED
			(Cost $17,664,468)		17,664,468
		145,408,975
			TOTAL INVESTMENTS – 101.0%
Software - 2.3%			(Cost $3,450,094,336)		4,415,396,243
Activision [a]	216,700	2,466,046
Epicor Software [a]	363,500	3,827,655	LIABILITES LESS CASH AND OTHER ASSETS – (1.0)%		(44,536,134)
iPass [a,b]	3,389,100	18,978,960
Macrovision Corporation [a]	409,100	8,803,832	NET ASSETS – 100.0%		$4,370,860,109
ManTech International Cl. A [a]	837,900	25,857,594
PLATO Learning [a,b]	1,336,312	8,311,861
SPSS [a]	110,272	3,544,142
THQ [a]	312,500	6,750,000
Transaction Systems Architects Cl. A [a]	520,400	21,695,476

		100,235,566

Telecommunications - 2.8%
CommScope [a]	500,700	15,731,994
Foundry Networks [a]	5,002,700	53,328,782
KVH Industries [a,b]	1,202,200	14,017,652
NETGEAR [a]	582,500	12,611,125
Novatel Wireless [a]	252,500	2,620,950
PC-Tel [a,b]	1,358,600	11,602,444
Premiere Global Services [a]	850,100	6,418,255
ViaSat [a]	213,300	5,477,544

		121,808,746

Total (Cost $654,284,476)		744,490,655

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 55

SCHEDULES OF INVESTMENTS

Royce Total Return Fund

	SHARES	VALUE		SHARES	VALUE

COMMON STOCKS – 88.3%			Consumer Services – 6.7%
			Direct Marketing - 0.2%
Consumer Products – 5.8%			Nu Skin Enterprises Cl. A	641,100	$9,520,335
Apparel and Shoes - 1.9%
Kenneth Cole Productions Cl. A	294,100	$6,567,253	Leisure and Entertainment - 0.7%
Delta Apparel [b]	609,660	10,449,572	Carmike Cinemas [b]	689,000	14,524,120
Jones Apparel Group	592,000	18,819,680	International Speedway Cl. A	396,100	18,367,157
K-Swiss Cl. A	454,450	12,133,815	Regal Entertainment Group Cl. A	396,300	8,052,816
Polo Ralph Lauren Cl. A	403,500	22,152,150
Stride Rite	1,301,700	17,169,423			40,944,093
Timberland Company Cl. A [a]	434,135	11,330,924
Wolverine World Wide	559,000	13,041,470	Media and Broadcasting - 0.1%
			World Wrestling Entertainment	60,600	1,023,534
		111,664,287
			Restaurants and Lodgings - 2.0%
Collectibles - 0.2%			Applebee’s International	1,058,300	20,340,526
Russ Berrie & Company [a]	627,700	7,695,602	Bob Evans Farms	786,500	23,602,865
Topps Company (The)	631,154	5,188,086	CBRL Group	119,205	4,043,434
			CEC Entertainment [a]	841,670	27,034,440
		12,883,688	IHOP Corporation	335,230	16,117,858
			Lone Star Steakhouse & Saloon	503,332	13,202,398
Food/Beverage/Tobacco - 0.7%			OSI Restaurant Partners	28,300	979,180
Flowers Foods	300,000	8,592,000	Ruby Tuesday	453,300	11,065,053
Hershey Creamery Company	173	346,000
J & J Snack Foods	96,928	3,205,409			116,385,754
Lancaster Colony	241,500	9,532,005
J.M. Smucker Company (The)	305,200	13,642,440	Retail Stores - 3.4%
Tootsie Roll Industries	224,751	6,546,997	Big Lots [a]	382,500	6,533,100
			Books-A-Million	90,443	1,508,589
		41,864,851	Borders Group	302,800	5,589,688
			Buckle (The)	560,696	23,476,342
Home Furnishing and Appliances - 1.5%			Cato Corporation Cl. A	772,495	19,968,996
American Woodmark	5,522	193,491	Claire’s Stores	735,820	18,770,768
Ethan Allen Interiors	639,395	23,369,887	Deb Shops	548,390	13,221,683
Flexsteel Industries	217,218	2,823,834	Dress Barn (The) [a]	861,780	21,846,123
Furniture Brands International	578,500	12,055,940	Finish Line (The) Cl. A	665,075	7,867,837
La-Z-Boy [c]	1,707,300	23,902,200	Foot Locker	32,100	786,129
National Presto Industries	13,000	679,640	Haverty Furniture Companies	408,500	6,409,365
Natuzzi ADR [a]	1,426,400	10,198,760	Payless ShoeSource [a]	662,400	17,997,408
Stanley Furniture Company [b]	618,200	14,818,254	Pep Boys- Manny, Moe & Jack	642,500	7,536,525
			Pier 1 Imports	1,292,100	9,018,858
		88,042,006	Ross Stores	300,000	8,415,000
			Talbots	100,000	1,845,000
Publishing - 0.4%			Tiffany & Co.	726,200	23,979,124
Journal Communications Cl. A	782,450	8,794,738	Weis Markets	163,400	6,732,080
Lee Enterprises	37,000	997,150
McClatchy Company (The) Cl. A	116,000	4,653,920			201,502,615
Reader’s Digest Association	436,100	6,087,956
			Other Consumer Services - 0.3%
		20,533,764	Jackson Hewitt Tax Service	154,090	4,830,722
			MoneyGram International	439,000	14,904,050
Sports and Recreation - 0.8%
Arctic Cat	123,065	2,400,998			19,734,772
Callaway Golf Company	962,900	12,508,071
Monaco Coach	196,200	2,491,740	Total (Cost $356,709,302)		389,111,103
Polaris Industries	143,700	6,222,210
Sturm, Ruger & Company [a]	603,300	3,770,625	Financial Intermediaries – 18.3%
Thor Industries	150,400	7,286,880	Banking - 5.0%
Winnebago Industries	464,900	14,430,496	Anchor BanCorp Wisconsin	266,200	8,031,254
			Arrow Financial	298,289	8,182,067
		49,111,020	BOK Financial	512,375	25,449,666
			Bancorp Rhode Island	230,800	9,208,920
Other Consumer Products - 0.3%			Bank of Hawaii	191,700	9,508,320
American Greetings Cl. A	55,000	1,155,550	Bank of NT Butterfield	134,090	7,643,130
Matthews International Cl. A	193,400	6,666,498	Boston Private Financial Holdings	358,500	10,002,150
Starrett (L.S.) Company Cl. A [b]	444,000	6,060,600	Canadian Western Bank	441,600	16,931,363
WD-40 Company	47,385	1,590,714

		15,473,362

Total (Cost $342,533,690)		339,572,978

56 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	SHARES	VALUE		SHARES	VALUE

Financial Intermediaries (continued)			Montpelier Re Holdings	331,100	$5,724,719
Banking (continued)			NYMAGIC	167,000	4,851,350
Center Bancorp	63,630	$921,362	Ohio Casualty	810,952	24,109,603
Central Pacific Financial	20,000	774,000	Presidential Life	284,311	6,988,364
Chemung Financial	40,000	1,180,000	Protective Life	227,100	10,587,402
Chittenden Corporation	302,625	7,822,856	RLI	476,700	22,967,406
Credicorp	124,800	3,739,008	Reinsurance Group of America	175,400	8,620,910
Fauquier Bankshares [b]	251,200	6,028,800	RenaissanceRe Holdings	300,000	14,538,000
First Citizens BancShares Cl. A	15,800	3,167,900	Safety Insurance Group	223,967	10,649,631
First Financial Bancorp	150,000	2,236,500	Scottish Re Group	325,500	5,429,340
First National Bank Alaska	3,110	6,459,470	Selective Insurance Group	99,998	5,586,888
Fremont General	29,600	549,376	State Auto Financial	363,757	11,836,653
HopFed Bancorp	144,100	2,366,122	Stewart Information Services	49,000	1,779,190
Investors Financial Services	428,000	19,217,200	Transatlantic Holdings	302,850	16,929,315
Main Street Trust	30,000	915,000	21st Century Insurance Group	370,100	5,329,440
Mercantile Bankshares	356,250	12,707,438	United Fire & Casualty Company	344,128	10,368,577
NewAlliance Bancshares	235,000	3,362,850	Wesco Financial	31,630	12,051,030
Ocwen Financial [a]	123,600	1,570,956	Zenith National Insurance	399,640	15,853,719
Oriental Financial Group	264,395	3,373,680
Park National	77,370	7,644,930			490,953,776
Partners Trust Financial Group	628,100	7,166,621
Peapack-Gladstone Financial	285,391	7,388,773	Real Estate Investment Trusts - 3.1%
Peoples Community Bancorp	89,300	1,772,605	Annaly Mortgage Management	549,000	7,032,690
Provident Financial Services	146,000	2,620,700	Capital Trust Cl. A	418,600	14,910,532
Provident New York Bancorp	50,000	661,000	Cousins Properties	223,500	6,912,855
Sterling Bancorp	407,662	7,949,409	Essex Property Trust	83,000	9,267,780
Sun Bancorp [a]	201,600	3,273,984	Friedman, Billings, Ramsey
Susquehanna Bancshares	343,500	8,209,650	Group Cl. A	1,065,500	11,688,535
Timberland Bancorp	134,600	4,202,212	Government Properties Trust [b]	1,112,000	10,552,880
Tompkins Trustco	45,958	1,976,194	KKR Financial	1,015,800	21,138,798
Trustmark Corporation	210,700	6,525,379	MFA Mortgage Investments	982,000	6,756,160
W Holding Company	1,146,000	7,620,900	National Retail Properties	650,000	12,967,500
Whitney Holding	940,600	33,269,022	Opteum Cl. A	600,000	5,412,000
Wilber Corporation	77,400	812,700	PS Business Parks	168,500	9,941,500
Wilmington Trust	560,300	23,633,454	Plum Creek Timber Company	177,000	6,283,500
			Public Storage	195,000	14,800,500
		296,076,921	Rayonier	692,035	26,235,047
			Vornado Realty Trust	183,100	17,861,405
Insurance - 8.4%
Alleghany Corporation [a]	95,924	26,509,557			181,761,682
American Financial Group	325,100	13,946,790
American National Insurance	145,564	18,882,562	Securities Brokers - 0.5%
AmerUs Group	177,000	10,363,350	LaBranche & Co [a,c]	137,000	1,659,070
Argonaut Group [a]	318,000	9,552,720	Piper Jaffray Companies [a]	211,100	12,921,431
Aspen Insurance Holdings	386,600	9,003,914	Raymond James Financial	501,525	15,181,162
Assured Guaranty	444,000	11,264,280
Axis Capital Holdings	12,000	343,320			29,761,663
Baldwin & Lyons Cl. B	534,811	13,637,681
CNA Surety [a]	594,000	10,264,320	Other Financial Intermediaries - 1.3%
Commerce Group	589,800	17,422,692	A.F.P. Provida ADR	332,000	8,017,800
E-L Financial	51,588	28,883,365	London Stock Exchange	465,942	9,805,242
Endurance Specialty Holdings	6,900	220,800	Student Loan	91,900	18,563,800
Erie Indemnity Company Cl. A	540,600	28,111,200	TSX Group	964,800	38,719,914
IPC Holdings	272,600	6,722,316
Independence Holding	379,924	8,514,097			75,106,756
Infinity Property & Casualty	425,172	17,432,052
LandAmerica Financial Group	93,000	6,007,800	Total (Cost $816,135,859)		1,073,660,798
Leucadia National	1,386,200	40,463,178
Markel Corporation [a]	53,800	18,668,600	Financial Services – 8.1%
Midland Company	14,156	537,645	Information and Processing - 0.8%
			Interactive Data [a]	612,900	12,313,161
			SEI Investments Company	719,400	35,164,272

					47,477,433

			Insurance Brokers - 1.6%
			Brown & Brown	988,600	28,886,892
			Gallagher (Arthur J.) & Company	978,200	24,787,588

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 57

SCHEDULES OF INVESTMENTS

Royce Total Return Fund (continued)

	SHARES	VALUE		SHARES	VALUE

Financial Services (continued)			Personal Care - 0.6%
Insurance Brokers (continued)			Alberto-Culver Company	244,600	$11,916,912
Hilb Rogal & Hobbs Company	537,300	$20,025,171	CNS	189,586	4,644,857
Hub International	381,000	9,986,010	Inter Parfums	379,200	6,529,824
National Financial Partners	150,000	6,646,500	Regis Corporation	340,200	12,114,522
Willis Group Holdings	197,000	6,323,700
					35,206,115
		96,655,861
			Total (Cost $223,734,135)		265,409,519
Investment Management - 5.1%
AGF Management Cl. B	548,500	10,077,699	Industrial Products – 18.1%
AllianceBernstein Holding L.P.	1,666,500	101,889,810	Automotive - 0.4%
CI Financial	864,300	22,871,470	Bandag Cl. A	253,400	7,855,400
Cohen & Steers	553,700	13,067,320	Gentex Corporation	467,000	6,538,000
Eaton Vance	265,300	6,621,888	Noble International	17,300	247,736
Federated Investors Cl. B	1,021,100	32,164,650	Superior Industries International	513,900	9,399,231
GAMCO Investors Cl. A	303,300	11,149,308
IGM Financial	545,600	21,754,596			24,040,367
Janus Capital Group	393,000	7,034,700
Nuveen Investments Cl. A	856,800	36,885,240	Building Systems and Components - 1.1%
SPARX Asset Management Company	3,000	3,145,753	LSI Industries	806,759	13,706,835
T. Rowe Price Group	822,800	31,110,068	Preformed Line Products Company [b]	295,720	11,207,788
			Simpson Manufacturing	586,700	21,150,535
		297,772,502	Teleflex	339,300	18,328,986

Other Financial Services - 0.6%					64,394,144
Advanta Corporation Cl. B	190,203	6,837,798
ASTA Funding	5,436	203,578	Construction Materials - 1.1%
CharterMac	200,000	3,742,000	Ameron International	172,300	11,547,546
Credit Acceptance [a]	285,900	7,759,326	Ash Grove Cement Company	39,610	7,842,780
GATX Corporation	328,380	13,956,150	Building Materials Holding Corporation	102,744	2,863,475
			Carlisle Companies	7,100	563,030
		32,498,852	Florida Rock Industries	457,237	22,710,962
			NCI Building Systems [a]	50,000	2,658,500
Total (Cost $337,543,774)		474,404,648	Vulcan Materials Company	216,600	16,894,800

Health – 4.5%					65,081,093
Commercial Services - 0.3%
Owens & Minor	671,300	19,199,180
			Industrial Components - 3.0%
Drugs and Biotech - 0.1%			AMETEK	539,400	25,556,772
Alpharma Cl. A	81,400	1,956,856	Bel Fuse Cl. B [b]	715,256	23,467,549
Medicis Pharmaceutical Cl. A	74,570	1,789,680	Chase Corporation [b]	319,800	4,733,040
Perrigo Company	243,800	3,925,180	CLARCOR	1,072,600	31,952,754
			Crane Company	259,800	10,807,680
		7,671,716	Deswell Industries [b]	769,027	6,490,588
			Donaldson Company	704,100	23,847,867
Health Services - 0.5%			Hubbell Cl. B	50,000	2,382,500
Healthcare Services Group	61,072	1,279,458	PerkinElmer	585,500	12,236,950
Health Management Associates Cl. A	185,400	3,654,234	Precision Castparts	352,400	21,059,424
Option Care	404,145	4,841,657	Watts Water Technologies Cl. A	336,400	11,286,220
PolyMedica Corporation	287,800	10,349,288
Universal Health Services Cl. B	137,770	6,924,320			173,821,344

		27,048,957	Machinery - 4.9%
			Applied Industrial Technologies	84,150	2,045,687
Medical Products and Devices - 3.0%			Badger Meter	13,600	367,200
Applera Corporation- Applied			Baldor Electric	374,900	11,730,621
Biosystems Group	653,700	21,147,195	Briggs & Stratton	414,540	12,896,339
Arrow International	606,500	19,935,655	Cascade Corporation	312,800	12,371,240
Datascope	432,446	13,336,635	Franklin Electric	530,200	27,379,528
Diagnostic Products	257,800	14,996,226	Gorman-Rupp Company	295,237	7,853,304
Hillenbrand Industries	451,460	21,895,810	Graco	587,000	26,990,260
IDEXX Laboratories [a]	189,800	14,259,674	IDEX Corporation	399,000	18,832,800
Invacare Corporation	802,000	19,953,760	JLG Industries	77,700	1,748,250
Mentor Corporation	439,400	19,113,900	Kennametal	31,900	1,985,775
STERIS Corporation	552,300	12,625,578	Lincoln Electric Holdings	607,500	38,059,875
Vital Signs	373,159	18,482,565	Lindsay Manufacturing	243,600	6,606,432
Young Innovations	15,230	536,553	MTS Systems	301,968	11,930,756
			Mueller (Paul) Company [b]	116,700	4,142,850
		176,283,551

58 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	SHARES	VALUE		SHARES	VALUE

Industrial Products (continued)			Industrial Services – 10.3%
Machinery (continued)			Commercial Services - 3.3%
Nordson Corporation	474,700	$23,345,746	ABM Industries	844,500	$14,440,950
Oshkosh Truck	37,260	1,770,595	Adesa	808,635	17,984,042
Roper Industries	286,000	13,370,500	Brink’s Company (The)	279,400	15,760,954
Sun Hydraulics	450,550	9,362,429	Chemed Corporation	455,700	24,849,321
Tennant Company	284,200	14,289,576	Gevity HR	132,177	3,509,299
Toro Company (The)	314,065	14,666,836	Kelly Services Cl. A	572,800	15,562,976
Woodward Governor Company	926,100	28,255,311	MPS Group [a]	604,000	9,096,240
			Manpower	345,200	22,299,920
		290,001,910	Onex Corporation	150,000	2,991,131
			Reynolds & Reynolds Company Cl. A	827,620	25,383,105
Metal Fabrication and Distribution - 1.8%			Rollins	370,500	7,276,620
Carpenter Technology	42,500	4,908,750	ServiceMaster Company (The)	865,400	8,939,582
Commercial Metals Company	244,590	6,285,963	Watson Wyatt Worldwide Cl. A	688,500	24,193,890
Gibraltar Industries	562,140	16,302,060
Insteel Industries	195,190	4,723,598			192,288,030
IPSCO	145,600	13,932,464
Kaydon Corporation	660,000	24,624,600	Engineering and Construction - 0.8%
Metal Management	3,000	91,860	Comfort Systems USA	227,900	3,256,691
Mueller Industries	29,400	971,082	EMCOR Group [a]	395,400	19,244,118
Quanex Corporation	408,122	17,577,815	Granite Construction	251,480	11,384,500
Reliance Steel & Aluminum	107,700	8,933,715	Levitt Corporation Cl. A	7,000	112,000
Schnitzer Steel Industries Cl. A	224,498	7,965,189	M.D.C. Holdings	40,208	2,088,001
			M/I Homes	39,380	1,381,450
		106,317,096	Ryland Group (The)	69,800	3,041,186
			Skyline Corporation	157,100	6,720,738
Paper and Packaging - 1.0%			Standard Pacific	2,200	56,540
AptarGroup	426,200	21,143,782
Bemis Company	626,740	19,190,779			47,285,224
Louisiana-Pacific Corporation	80,400	1,760,760
Schweitzer-Mauduit International	186,500	4,037,725	Food and Tobacco Processors - 0.5%
Sonoco Products Company	349,500	11,061,675	Farmer Bros.	542,300	11,757,064
			Pilgrim’s Pride	4,400	113,520
		57,194,721	Ruddick Corporation	18,300	448,533
			Sanderson Farms	38,900	1,088,811
Specialty Chemicals and Materials - 2.2%			Seaboard Corporation	10,779	13,797,120
Agrium	148,160	3,440,275	Universal Corporation	121,000	4,503,620
Albemarle Corporation	220,500	10,557,540
Balchem Corporation	489,600	11,016,000			31,708,668
Cabot Corporation	999,700	34,509,644
Lubrizol Corporation	492,100	19,610,185	Industrial Distribution - 1.3%
MacDermid	684,690	19,719,072	Grainger (W.W.)	296,700	22,320,741
Methanex Corporation	1,086,764	23,017,662	Lawson Products	313,569	12,360,890
Quaker Chemical	405,000	7,573,500	Mine Safety Appliances Company	196,000	7,879,200
RPM International	50,400	907,200	Ritchie Bros. Auctioneers	642,340	34,159,641
Westlake Chemical	79,610	2,372,378	Watsco	7,700	460,614

		132,723,456			77,181,086

Textiles - 0.3%			Printing - 1.0%
Albany International Cl. A	342,500	14,518,575	Banta Corporation	488,400	22,627,572
UniFirst Corporation	54,300	1,873,350	Courier Corporation	273,425	10,942,469
			Ennis	623,500	12,270,480
		16,391,925	John H. Harland Company	306,015	13,311,653
			Schawk	6,000	105,000
Other Industrial Products - 2.3%
Brady Corporation Cl. A	888,100	32,717,604			59,257,174
Diebold	432,900	17,584,398
HNI Corporation	491,200	22,275,920	Transportation and Logistics - 3.0%
Kimball International Cl. B	674,600	13,296,366	Alexander & Baldwin	494,700	21,900,369
McGrath RentCorp	291,300	8,101,053	Arkansas Best	440,891	22,137,137
Quixote Corporation [b]	461,900	8,323,438	C. H. Robinson Worldwide	256,000	13,644,800
Raven Industries	156,201	4,920,332	Diana Shipping	302,000	3,246,500
Smith (A.O.) Corporation	308,900	14,320,604	EGL [a]	600,600	30,150,120
Trinity Industries	319,950	12,925,980	Expeditors International of Washington	586,400	32,844,264
			Grupo Aeroportuario del Sureste ADR	367,600	12,347,684
		134,465,695	Nordic American Tanker Shipping	273,400	9,965,430

Total (Cost $724,273,505)		1,064,431,751

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 59

SCHEDULES OF INVESTMENTS

Royce Total Return Fund (continued)

	SHARES	VALUE		SHARES	VALUE

Industrial Services (continued)			Other Natural Resources - 0.1%
Transportation and Logistics (continued)			Deltic Timber	38,000	$2,142,060
Overseas Shipholding Group	21,400	$1,265,810	Natural Resource Partners L.P.	75,000	4,065,000
SkyWest	164,800	4,087,040
Teekay Shipping	241,400	10,100,176			6,207,060
UTI Worldwide	492,600	12,428,298
			Total (Cost $319,826,126)		482,139,949
		174,117,628
			Technology – 4.8%
Other Industrial Services - 0.4%			Aerospace and Defense - 0.5%
American Ecology	20,267	537,075	Curtiss-Wright	263,000	8,121,440
Landauer	439,300	21,042,470	HEICO Corporation	359,400	10,188,990
			HEICO Corporation Cl. A	359,159	8,519,251
		21,579,545
					26,829,681
Total (Cost $390,141,826)		603,417,355
			Components and Systems - 2.0%
Natural Resources – 8.2%			AVX Corporation	752,600	11,883,554
Energy Services - 2.4%			Adaptec [a]	2,417,100	10,490,214
Carbo Ceramics	253,950	12,476,564	American Power Conversion	724,600	14,122,454
Ensign Energy Services	716,400	14,722,042	Analogic Corporation	141,400	6,590,654
Enterprise Products Partners L.P.	263,400	6,558,660	Belden CDT	8,800	290,840
Gulf Island Fabrication	68,209	1,366,908	Imation Corporation	135,680	5,569,664
Helmerich & Payne	491,500	29,617,790	Methode Electronics	1,283,881	13,493,589
Lufkin Industries	47,297	2,810,861	Nam Tai Electronics	603,540	13,501,190
Nicor	371,700	15,425,550	Symbol Technologies	706,911	7,627,570
Otter Tail	239,000	6,531,870	Technitrol	910,900	21,087,335
Piedmont Natural Gas Company	585,800	14,234,940	Tektronix	464,700	13,671,474
Precision Drilling Trust	507,650	16,853,980
RPC	28,747	697,977			118,328,538
Tidewater	149,300	7,345,560
Universal Compression Holdings [a]	220,300	13,872,291	Distribution - 0.4%
			Agilysys	22,610	406,980
		142,514,993	Arrow Electronics [a]	427,345	13,760,509
			Tech Data [a]	229,500	8,792,145
Oil and Gas - 3.8%
Alliance Resource Partners L.P.	175,000	6,340,250			22,959,634
Berry Petroleum Company Cl. A	498,500	16,525,275
Cimarex Energy	753,665	32,407,595	Internet Software and Services - 0.1%
Energen Corporation	50,500	1,939,705	CryptoLogic	124,728	3,020,912
Energy Transfer Partners L.P.	227,200	10,144,480	United Online	448,610	5,383,320
EnergySouth [b]	457,825	14,297,875
Enterprise GP Holdings L.P.	480,000	15,566,400			8,404,232
Frontier Oil	198,400	6,428,160
Magellan Midstream Partners L.P.	255,000	8,664,900	IT Services - 0.6%
Pacific Energy Partners L.P.	119,000	3,877,020	Black Box	522,478	20,026,582
Penn Virginia	307,200	21,467,136	MAXIMUS	634,945	14,698,977
Plains All American Pipeline L.P.	186,000	8,122,620	Syntel	32,105	656,868
Pogo Producing Company	258,170	11,901,637
St. Mary Land & Exploration Company	511,300	20,579,825			35,382,427
SEACOR Holdings [a]	350,200	28,751,420
Stone Energy [a]	180,450	8,399,948	Semiconductors and Equipment - 0.3%
Sunoco Logistics Partners L.P.	181,000	7,393,850	Cognex Corporation	418,300	10,888,349
			Exar Corporation [a]	565,800	7,508,166
		222,808,096
					18,396,515
Precious Metals and Mining - 1.3%
Agnico-Eagle Mines	331,000	10,949,480	Software - 0.2%
Gold Fields ADR	483,000	11,060,700	Advent Software [a]	197,500	7,123,825
Goldcorp	1,212,000	36,626,640	Fair Isaac	201,200	7,305,572
IAMGOLD Corporation	395,000	3,515,500
Lihir Gold ADR [a]	266,000	11,826,360			14,429,397

		73,978,680	Telecommunications - 0.7%
			ADTRAN	29,800	668,414
Real Estate - 0.6%			Atlantic Tele-Network	28,171	586,802
The St. Joe Company	505,000	23,502,700	CT Communications	81,188	1,856,770
W.P. Carey & Co.	518,500	13,128,420	Golden Telecom	224,035	5,679,287
			Inter-Tel	3,300	69,498
		36,631,120	North Pittsburgh Systems [b]	912,879	25,158,945
			SureWest Communications	246,900	4,770,108

					38,789,824

			Total (Cost $243,382,953)		283,520,248

60 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

				PRINCIPAL
	SHARES	VALUE		AMOUNT	VALUE

Utilities – 1.8%			GOVERNMENT BONDS – 2.7%
ALLETE	165,567	$7,839,597	(Principal Amount shown in
Aqua America	744,766	16,973,217	Canadian dollars.)
CH Energy Group	224,300	10,766,400	Canada 3.25%, due 12/1/06	$24,000,000	$21,397,689
El Paso Electric Company [a]	395,400	7,971,264	Canada 4.50%, due 9/1/07	50,000,000	44,799,337
Hawaiian Electric Industries	795,420	22,200,172	Canada 4.25%, due 9/1/08	50,000,000	44,610,768
ITC Holdings	107,500	2,857,350	Canada 5.50%, due 6/1/09	24,000,000	22,112,335
PNM Resources	638,900	15,946,944	Canada 5.50%, due 6/1/10	24,000,000	22,280,677
SJW	393,000	10,001,850
Southern Union	315,000	8,523,900	TOTAL GOVERNMENT BONDS
			(Cost $142,276,658)		155,200,806
Total (Cost $79,163,554)		103,080,694
			U.S. TREASURY OBLIGATIONS – 1.6%
Miscellaneous (d) – 1.7%			U.S. Treasury Notes
Total (Cost $99,468,724)		99,622,617	3.25%, due 8/15/08	100,000,000	96,218,800

TOTAL COMMON STOCKS			TOTAL U.S. TREASURY OBLIGATIONS
(Cost $3,932,913,448)		5,178,371,660	(Cost $99,663,091)		96,218,800

PREFERRED STOCKS – 0.8%			REPURCHASE AGREEMENTS – 6.1%
Allied Waste Industries Ser. D 6.25% Conv. [e]	28,300	8,895,539	State Street Bank & Trust Company,
Central Parking Finance Trust 5.25% Conv.	4,000	80,000	5.10% dated 6/30/06, due 7/3/06,
Fedders Corporation 8.60% Ser. A [a]	79,975	1,139,644	maturity value $148,990,294 (collateralized
Fleetwood Capital Trust 6.00% Conv.	70,000	2,397,500	by obligations of various U.S. Government
Merrill Lynch & Co. 6.75% Conv.	115,000	4,550,665	Agencies, valued at $152,652,900)
PNM Resources 6.75% Conv.	35,000	1,718,500	(Cost $148,927,000)		148,927,000
Reinsurance Group of America 5.75% Conv.	94,000	5,710,500
Vornado Realty Trust Ser. A 6.50% Conv.	60,300	7,989,750	Lehman Brothers (Tri-Party),
Vornado Realty Trust Ser. F 6.75%	200,000	4,730,000	4.85% dated 6/30/06, due 7/3/06,
Vornado Realty Trust Ser. G 6.625%	400,000	9,200,000	maturity value $210,084,875 (collateralized
			by obligations of various U.S. Government
TOTAL PREFERRED STOCKS			Agencies, valued at $214,288,236)
(Cost $40,085,823)		46,412,098	(Cost $210,000,000)		210,000,000

	PRINCIPAL		TOTAL REPURCHASE AGREEMENTS
	AMOUNT		(Cost $358,927,000)		358,927,000
CORPORATE BONDS – 0.5%
Athena Neurosciences Finance 7.25%			COLLATERAL RECEIVED FOR SECURITIES
Senior Note due 2/21/08	$8,900,000	8,833,250	LOANED – 0.4%
Leucadia National 3.75%			U.S. Treasury Bonds
Conv. Senior Note due 4/15/14	3,000,000	4,293,750	6.00%-8.75% due 5/15/17-2/15/26	16,753,901	20,195,774
Level 3 Communications 9.125%			U.S. Treasury Notes
Senior Note due 5/1/08	9,250,000	9,250,000	0.875%-6.50% due 7/31/06-7/15/14	3,635,853	3,731,168
Level 3 Communications 10.50%			U.S. Treasury Strip-Interest
Senior Note due 12/1/08	3,000,000	3,015,000	due 11/15/18	2,412,059	1,248,361
Level 3 Communications 6.00%
Conv. Sub. Deb. due 9/15/09	5,000,000	4,425,000	TOTAL COLLATERAL RECEIVED FOR
Levi Strauss & Co. 12.25%			SECURITIES LOANED
Senior Note due 12/15/12	1,000,000	1,117,500	(Cost $25,175,303)		25,175,303
Mueller Industries 6.00%
Sub. Deb. due 11/1/14	1,088,000	1,000,960	TOTAL INVESTMENTS – 100.4%
			(Cost $4,623,867,791)		5,892,241,127
TOTAL CORPORATE BONDS
(Cost $24,826,468)		31,935,460	LIABILITIES LESS CASH AND OTHER ASSETS – (0.4)%		(26,240,318)

			NET ASSETS – 100.0%		$5,866,000,809

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 61

SCHEDULES OF INVESTMENTS

Royce Heritage Fund

	SHARES	VALUE		SHARES	VALUE

COMMON STOCKS – 90.2%			Endo Pharmaceuticals Holdings [a]	13,200	$435,336
			Hi-Tech Pharmacal [a]	25,490	422,369
Consumer Products – 1.1%			†Mylan Laboratories	21,280	425,600
Apparel and Shoes - 1.1%			†Origin Agritech [a]	33,000	473,220
Polo Ralph Lauren Cl. A	8,300	$455,670	Perrigo Company	40,400	650,440
Shoe Pavilion [a]	51,000	369,240
					3,649,902
Total (Cost $640,863)		824,910
			Health Services - 3.0%
Consumer Services – 2.4%			HMS Holdings [a]	14,657	157,123
Retail Stores - 0.2%			†Health Net [a]	7,300	329,741
Hot Topic [a]	8,400	96,684	†Lincare Holdings [a]	20,170	763,233
Wild Oats Markets [a]	2,000	39,200	†National HealthCare	9,600	427,680
			Res-Care [a]	23,910	478,200
		135,884
					2,155,977
Other Consumer Services - 2.2%
Corinthian Colleges [a]	16,800	241,248	Medical Products and Devices - 2.3%
MoneyGram International	25,100	852,145	Applera Corporation- Applied
†Universal Technical Institute [a]	23,800	524,076	Biosystems Group	8,400	271,740
			Arrow International	33,500	1,101,145
		1,617,469	†Symmetry Medical [a]	19,780	304,612

Total (Cost $1,460,035)		1,753,353			1,677,497

Financial Intermediaries – 3.0%			Personal Care - 0.8%
Banking - 0.8%			†USANA Health Sciences [a]	15,390	583,281
†Peapack-Gladstone Financial	22,500	582,525
			Total (Cost $8,764,432)		9,107,125
Insurance - 0.9%
†American Equity Investment Life			Industrial Products – 15.0%
Holding Company	59,400	633,204	Industrial Components - 0.5%
			†PW Eagle	12,800	387,072
Real Estate Investment Trusts - 1.3%
†Capital Lease Funding	36,200	413,042	Machinery - 5.4%
†Capital Trust Cl. A	15,100	537,862	Alamo Group	300	6,315
			Flow International [a]	17,000	239,190
		950,904	Hurco Companies [a]	12,500	321,125
			Lincoln Electric Holdings	14,400	902,160
Total (Cost $2,244,315)		2,166,633	Rofin-Sinar Technologies [a]	18,900	1,086,183
			Tennant Company	16,500	829,620
Financial Services – 12.9%			Woodward Governor Company	16,800	512,568
Information and Processing - 3.0%
eFunds Corporation [a]	29,900	659,295			3,897,161
Morningstar [a]	12,900	535,092
SEI Investments Company	20,000	977,600	Metal Fabrication and Distribution - 5.4%
			Castle (A.M.) & Company	13,210	426,022
		2,171,987	Commercial Metals Company	9,200	236,440
			Gerdau Ameristeel	23,350	234,434
Insurance Brokers - 2.4%			Haynes International [a]	24,990	868,403
Brown & Brown	40,000	1,168,800	Insteel Industries	49,020	1,186,284
Crawford & Company Cl. A	10,000	66,100	Oregon Steel Mills [a]	3,000	151,980
Gallagher (Arthur J.) & Company	18,000	456,120	Schnitzer Steel Industries Cl. A	15,000	532,200
			Universal Stainless & Alloy Products [a]	9,910	290,066
		1,691,020
					3,925,829
Investment Management - 7.5%
AllianceBernstein Holding L.P.	55,000	3,362,700	Specialty Chemicals and Materials - 1.2%
Federated Investors Cl. B	16,700	526,050	Aceto Corporation	30,350	210,022
†Highbury Financial [a]	111,300	612,150	MacDermid	23,400	673,920
†Highbury Financial (Warrants) [a]	222,600	200,340
Nuveen Investments Cl. A	17,200	740,460			883,942

		5,441,700	Other Industrial Products - 2.5%
			Brady Corporation Cl. A	24,900	917,316
Total (Cost $6,282,419)		9,304,707	Raven Industries	15,000	472,500
			†Waters Corporation [a]	8,990	399,156
Health – 12.6%
Commercial Services - 1.4%					1,788,972
First Consulting Group [a]	117,700	1,040,468
			Total (Cost $7,899,187)		10,882,976
Drugs and Biotech - 5.1%
†Biovail Corporation	22,920	536,557
Caraco Pharmaceutical Laboratories [a]	77,200	706,380

62 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	SHARES	VALUE		SHARES	VALUE

Industrial Services – 13.0%			Components and Systems - 5.7%
Advertising and Publishing - 0.3%			†Analogic Corporation	6,180	$288,050
MDC Partners Cl. A [a]	27,000	$221,130	Checkpoint Systems [a]	11,790	261,856
			†DDi Corporation [a]	36,600	300,120
Commercial Services - 5.2%			Hutchinson Technology [a]	12,100	261,723
Acacia Research-Acacia Technologies [a]	20,550	288,933	InFocus Corporation [a]	35,321	101,018
†Acquicor Technology (Units) [a]	80,000	512,000	International DisplayWorks [a]	54,110	281,372
Adesa	41,400	920,736	Nam Tai Electronics	48,260	1,079,576
†Alliance Data Systems [a]	9,600	564,672	Performance Technologies [a]	24,950	172,155
Copart [a]	20,000	491,200	Richardson Electronics	56,100	412,335
MPS Group [a]	33,000	496,980	Technitrol	42,800	990,820
†Services Acquisition Corporation
International [a]	34,000	336,600			4,149,025
TeleTech Holdings [a]	8,900	112,674
			Distribution - 0.7%
		3,723,795	Anixter International [a]	6,990	331,745
			Brightpoint [a]	14,300	193,479
Engineering and Construction - 1.1%
†Comfort Systems USA	23,760	339,530			525,224
Dycom Industries [a]	21,690	461,780
			Internet Software and Services - 0.8%
		801,310	eResearch Technology [a]	25,000	227,500
			†j2 Global Communications [a]	9,900	309,078
Food and Tobacco Processors - 0.4%
Sunopta [a]	33,970	315,242			536,578

Industrial Distribution - 2.3%			IT Services - 5.1%
Ritchie Bros. Auctioneers	31,000	1,648,580	BearingPoint [a]	65,030	544,301
			Forrester Research [a]	30,000	839,400
Transportation and Logistics - 3.7%			Keane [a]	33,000	412,500
†Dynamex [a]	14,100	307,521	MAXIMUS	8,600	199,090
EGL [a]	13,000	652,600	Perot Systems Cl. A [a]	50,000	724,000
Grupo Aeroportuario del Sureste ADR	12,700	426,593	†SRA International Cl. A [a]	14,600	388,798
UTI Worldwide	18,000	454,140	Sapient Corporation [a]	54,800	290,440
Universal Truckload Services [a]	24,900	849,837	TechTeam Global [a]	32,900	301,035

		2,690,691			3,699,564

Total (Cost $6,228,311)		9,400,748	Semiconductors and Equipment - 2.1%
			Cognex Corporation	38,500	1,002,155
			Credence Systems [a]	60,000	210,000
Natural Resources – 6.2%			Exar Corporation [a]	25,050	332,414
Energy Services - 1.8%
Carbo Ceramics	5,600	275,128			1,544,569
Maverick Tube [a]	2,000	126,380
Universal Compression Holdings [a]	14,700	925,659	Software - 1.2%
			Advent Software [a]	15,000	541,050
		1,327,167	†BEA Systems [a]	21,530	281,828
			TeleCommunication Systems Cl. A [a]	2,000	4,780
Oil and Gas - 3.4%
CE Franklin [a]	35,460	513,815			827,658
†Carrizo Oil & Gas [a]	13,100	410,161
†Hornbeck Offshore Services [a]	12,520	444,710	Telecommunications - 2.1%
Penn Virginia	9,070	633,812	Comtech Group [a]	19,850	220,931
†Storm Cat Energy [a]	192,620	433,395	Inter-Tel	7,000	147,420
			Intervoice [a]	2,300	16,376
		2,435,893	†Linktone ADR [a]	65,500	389,725
			Radyne ComStream [a]	34,300	390,334
Precious Metals and Mining - 1.0%			†Sunrise Telecom [a]	169,420	377,807
†International Coal Group [a]	59,630	428,740
Royal Gold	9,860	274,305			1,542,593

		703,045	Total (Cost $13,108,782)		13,974,296

Total (Cost $3,748,885)		4,466,105	Miscellaneous (d) – 4.7%
			Total (Cost $3,697,619)		3,418,525
Technology – 19.3%
Aerospace and Defense - 1.6%			TOTAL COMMON STOCKS
Allied Defense Group (The) [a]	21,920	482,021	(Cost $54,074,848)		65,299,378
HEICO Corporation Cl. A	9,200	218,224
TVI Corporation [a]	127,150	448,840

		1,149,085

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 63

SCHEDULES OF INVESTMENTS

Royce Heritage Fund (continued)		Royce Opportunity Fund

	VALUE		SHARES	VALUE

REPURCHASE AGREEMENT – 9.9%		COMMON STOCKS – 92.4%
State Street Bank & Trust Company,
5.10% dated 6/30/06, due 7/3/06,		Consumer Products – 4.0%
maturity value $7,166,044 (collateralized		Apparel and Shoes - 1.5%
by obligations of various U.S. Government		Bernard Chaus [a]	616,100	$566,812
Agencies, valued at $7,343,100)		dELiA*s [a], [c]	958,650	7,745,892
(Cost $7,163,000)	$7,163,000	Hartmarx Corporation [a], [c]	898,000	5,388,000
		Kellwood Company	315,500	9,234,685
TOTAL INVESTMENTS – 100.1%		Warnaco Group (The) [a], [c]	527,779	9,858,912
(Cost $61,237,848)	72,462,378
				32,794,301
LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%	(13,583)
		Home Furnishing and Appliances - 1.2%
NET ASSETS – 100.0%	$72,448,795	American Technology [a], [c]	637,800	1,702,926
		Bassett Furniture Industries	214,300	3,966,693
		Furniture Brands International	557,100	11,609,964
		La-Z-Boy	648,600	9,080,400

				26,359,983

		Publishing - 1.0%
		McClatchy Company (The) Cl. A	226,300	9,079,156
		Scholastic Corporation [a]	470,500	12,218,885

				21,298,041

		Other Consumer Products - 0.3%
		Universal Electronics [a]	358,600	6,350,806

		Total (Cost $88,073,585)		86,803,131

		Consumer Services – 7.2%
		Direct Marketing - 0.2%
		Alloy [a], [c]	391,000	4,101,590

		Leisure and Entertainment - 0.5%
		Carmike Cinemas	81,100	1,709,588
		Steinway Musical Instruments [a]	345,400	8,469,208

				10,178,796

		Media and Broadcasting - 0.5%
		Cox Radio Cl. A [a], [c]	783,600	11,299,512

		Restaurants and Lodgings - 0.9%
		Landry’s Restaurants	463,200	15,030,840
		Rubio’s Restaurants [a], [b], [c]	581,700	4,944,450

				19,975,290

		Retail Stores - 4.6%
		Bakers Footwear Group [a], [b], [c]	342,400	4,762,784
		Bombay Company (The) [a], [c]	647,700	1,567,434
		Cost Plus [a], [c]	453,000	6,640,980
		Dillard’s Cl. A	489,400	15,587,390
		Krispy Kreme Doughnuts [a], [c]	984,400	8,013,016
		†Pacific Sunwear of California [a], [c]	498,200	8,932,726
		Restoration Hardware [a], [c]	1,180,086	8,473,017
		REX Stores [a], [b]	533,400	7,654,290
		Saks	498,600	8,062,362
		Tweeter Home Entertainment Group [a]	1,001,700	7,112,070
		West Marine [a]	416,044	5,608,273
		Wild Oats Markets [a], [c]	711,800	13,951,280
		Wilsons The Leather Experts [a], [c]	917,000	3,768,870

				100,134,492

		Other Consumer Services - 0.5%
		Autobytel [a], [c]	891,829	3,148,156
		Rent-Way [a], [c]	946,300	6,983,694

				10,131,850

		Total (Cost $134,607,406)		155,821,530

64 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	SHARES	VALUE		SHARES	VALUE

Financial Intermediaries – 3.1%			Industrial Products – 26.3%
Banking - 1.5%			Automotive - 0.7%
†Centennial Bank Holdings [a], [c]	141,600	$1,464,144	†Lear Corporation[c]	342,000	$7,595,820
Community Capital Bancshares	85,600	926,192	Spartan Motors	550,000	8,459,000
Fremont General	461,100	8,558,016
NetBank	899,000	5,960,370			16,054,820
Pacific Mercantile Bancorp [a], [c]	104,900	1,824,211
Superior Bancorp [a]	186,400	2,050,400	Building Systems and Components - 0.3%
Texas Capital Bancshares [a], [c]	314,800	7,334,840	Lennox International	144,600	3,829,008
UMB Financial	94,600	3,153,964	Modtech Holdings [a], [c]	546,201	3,697,781

		31,272,137			7,526,789

Insurance - 1.3%			Construction Materials - 0.5%
American Physicians Capital [a]	105,376	5,541,724	Apogee Enterprises	669,400	9,840,180
FBL Financial Group Cl. A	264,400	8,566,560
Horace Mann Educators	516,000	8,746,200	Industrial Components - 5.0%
†KMG America [a]	406,800	3,608,316	American Technical Ceramics [a]	362,500	4,785,000
Quanta Capital Holdings [a]	502,000	1,300,180	Barnes Group	677,800	13,522,110
			CTS Corporation	583,200	8,683,848
		27,762,980	Crane Company	259,000	10,774,400
			Deswell Industries	275,998	2,329,423
Other Financial Intermediaries - 0.3%			Fansteel [a]	52,600	55,230
Aether Holdings [a]	1,211,800	6,664,900	Gerber Scientific [a], [b]	1,403,600	18,260,836
			GrafTech International [a], [c]	1,568,460	9,097,068
Total (Cost $57,314,650)		65,700,017	Hawk Corporation Cl. A [a]	435,200	5,348,608
			Ladish Company [a]	65,925	2,470,210
Financial Services – 0.7%			Planar Systems [a]	599,586	7,219,015
Other Financial Services - 0.7%			Timken Company (The)	393,300	13,179,483
Advanta Corporation Cl. B	225,900	8,121,105	Zygo Corporation [a]	675,800	11,076,362
Great Lakes Bancorp [a]	380,900	6,658,132
					106,801,593
Total (Cost $9,975,462)		14,779,237
			Machinery - 5.3%
Health – 3.9%			AGCO Corporation [a]	442,100	11,636,072
Drugs and Biotech - 0.8%			Baldor Electric	91,900	2,875,551
Cambrex Corporation	645,400	13,443,682	Baldwin Technology Company Cl. A [a]	728,100	3,931,740
Par Pharmaceutical Companies [a], [c]	248,900	4,594,694	FEI Company [a], [c]	548,100	12,430,908
			Flow International [a]	1,177,576	16,568,494
		18,038,376	Global Power Equipment Group [a], [c]	1,615,100	5,136,018
			Hurco Companies [a]	249,800	6,417,362
Health Services - 2.1%			Intermec [a], [c]	337,500	7,742,250
†AMICAS [a], [c]	575,700	1,859,511	Keithley Instruments	471,000	5,995,830
Albany Molecular Research [a]	666,800	7,121,424	LeCroy Corporation [a]	565,200	8,110,620
Cross Country Healthcare [a]	267,300	4,862,187	PAXAR Corporation [a], [c]	500,000	10,285,000
Kindred Healthcare [a], [c]	316,100	8,218,600	Regal-Beloit	47,100	2,079,465
LifePoint Hospitals [a], [c]	361,900	11,627,847	Robbins & Myers	582,000	15,213,480
Medical Staffing Network Holdings [a], [c]	848,800	4,235,512	Thermadyne Holdings [a]	429,400	5,668,080
QuadraMed [a]	880,100	1,716,195
Quovadx [a], [c]	1,587,604	4,096,018			114,090,870
Tripos [a], [b], [c]	522,022	1,132,788
			Metal Fabrication and Distribution - 4.7%
		44,870,082	Aleris International [a]	94,005	4,310,129
			Carpenter Technology	190,700	22,025,850
Medical Products and Devices - 0.9%			Chaparral Steel Company [a], [c]	315,400	22,715,108
Del Global Technologies [a]	211,085	527,713	Foster (L.B.) Company Cl. A [a]	157,185	3,814,880
Digirad Corporation [a]	828,442	3,711,420	Haynes International [a]	233,100	8,100,225
Encore Medical [a], [c]	520,570	2,503,942	Insteel Industries	679,284	16,438,673
HealthTronics [a]	718,700	5,498,055	NN	371,408	4,586,889
New Brunswick Scientific [a]	387,374	3,110,613	Oregon Steel Mills [a]	263,000	13,323,580
†Wright Medical Group [a], [c]	274,000	5,734,820	RTI International Metals [a], [c]	115,100	6,427,184

		21,086,563			101,742,518

Personal Care - 0.1%			Paper and Packaging - 0.8%
Revlon Cl. A [a], [c]	357,568	450,536	Chesapeake Corporation	698,700	11,465,667
			Graphic Packaging [a]	1,332,600	5,050,554
Total (Cost $89,981,563)		84,445,557
					16,516,221

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 65

SCHEDULES OF INVESTMENTS

Royce Opportunity Fund (continued)

	SHARES	VALUE		SHARES	VALUE

Industrial Products (continued)			Food and Tobacco Processors - 0.3%
Pumps, Valves and Bearings - 0.6%			Galaxy Nutritional Foods [a,c]	860,100	$301,035
CIRCOR International	435,000	$13,263,150	Sunopta [a,c]	600,600	5,573,568

Specialty Chemicals and Materials - 5.5%					5,874,603
Aceto Corporation	1,058,350	7,323,782
Calgon Carbon [a]	825,400	5,026,686	Printing - 0.4%
Chemtura Corporation	722,400	6,747,216	Bowne & Co.	650,200	9,297,860
Cytec Industries	187,700	10,071,982
LESCO [a]	265,600	4,127,424	Transportation and Logistics - 1.9%
Lydall [a,c]	672,000	6,195,840	AirTran Holdings [a,c]	521,700	7,752,462
MacDermid	353,300	10,175,040	Atlas Air Worldwide Holdings [a,c]	186,380	9,140,075
Material Sciences [a]	608,000	5,490,240	Frontier Airlines Holdings [a]	752,300	5,424,083
OM Group [a,c]	441,900	13,632,615	Mesa Air Group [a]	585,800	5,770,130
Park Electrochemical	503,700	12,970,275	Swift Transportation Company [a,c]	404,300	12,840,568
Penford Corporation	358,300	6,055,270
PolyOne Corporation [a]	903,300	7,930,974			40,927,318
Quaker Chemical	328,500	6,142,950
Spartech Corporation	491,000	11,096,600	Total (Cost $135,352,911)		172,160,157
Terra Industries [a,c]	916,700	5,839,379
			Natural Resources – 1.8%
		118,826,273	Energy Services - 0.8%
			Global Industries [a]	186,600	3,116,220
Textiles - 0.3%			Horizon Offshore [a,c]	300,340	6,295,126
Dixie Group [a]	406,066	5,396,617	Newpark Resources [a,c]	1,374,900	8,455,635

Other Industrial Products - 2.6%					17,866,981
Cherokee International [a,c]	423,600	1,635,096
Ferro Corporation	592,700	9,459,492	Oil and Gas - 0.6%
Interface Cl. A [a]	972,600	11,136,270	Pioneer Drilling Company [a]	287,600	4,440,544
Maxwell Technologies [a]	622,400	12,217,712	TODCO [a]	195,600	7,990,260
Tredegar Corporation	693,800	10,975,916
Trinity Industries	253,750	10,251,500			12,430,804

		55,675,986	Precious Metals and Mining - 0.4%
			Century Aluminum [a,c]	261,406	9,329,580
Total (Cost $407,481,771)		565,735,017
			Total (Cost $28,395,872)		39,627,365
Industrial Services – 8.0%
Advertising and Publishing - 1.0%			Technology – 33.7%
Harris Interactive [a]	1,162,700	6,627,390	Aerospace and Defense - 3.8%
Journal Register Company	884,700	7,926,912	BE Aerospace [a]	376,400	8,604,504
ValueClick [a,c]	405,076	6,217,917	CPI Aerostructures [a,b]	281,700	2,028,240
			Ducommun [a]	431,400	7,989,528
		20,772,219	EDO Corporation	350,600	8,533,604
			Esterline Technologies [a]	255,700	10,634,563
Commercial Services - 2.6%			GenCorp [a]	441,100	7,070,833
Anacomp Cl. A [a]	105,000	1,086,750	HEICO Corporation	147,200	4,173,120
Carreker Corporation [a,c]	798,309	5,707,909	Herley Industries [a]	390,998	4,383,088
†Hudson Highland Group [a,c]	430,100	4,640,779	Hexcel Corporation [a]	641,100	10,071,681
Lincoln Educational Services [a,c]	394,300	6,738,587	Kaman Corporation Cl. A	632,852	11,517,906
Rentrak Corporation [a,c]	305,800	3,015,188	Teledyne Technologies [a,c]	207,600	6,800,976
Sparton Corporation	358,093	3,025,886
TRC Companies [a,b,c]	817,800	8,611,434			81,808,043
Volt Information Sciences [a,c]	358,500	16,706,100
Xanser Corporation [a,c]	1,477,200	7,459,860	Components and Systems - 6.2%
			Analogic Corporation	291,600	13,591,476
		56,992,493	Belden CDT	293,750	9,708,438
			Celestica [a,c]	1,037,500	9,897,750
Engineering and Construction - 1.8%			Cray [a,c]	530,724	5,280,704
Champion Enterprises [a]	366,900	4,050,576	Dot Hill Systems [a,c]	833,870	2,851,835
Comfort Systems USA	400,690	5,725,860	Hypercom Corporation [a,c]	738,100	6,901,235
Comstock Homebuilding Companies Cl. A [a,c]	494,930	3,132,907	InFocus Corporation [a,c]	1,644,813	4,704,165
Fleetwood Enterprises [a,c]	743,800	5,608,252	Interlink Electronics [a,b,c]	770,775	2,389,403
MasTec [a,c]	605,300	7,996,013	Interphase Corporation [a,b]	426,200	2,463,436
Matrix Service Company [a]	1,029,900	11,782,056	Iomega Corporation [a]	1,477,200	4,062,300
			KEMET Corporation [a]	441,900	4,074,318
		38,295,664	Lantronix [a]	1,318,900	2,875,202
			Mercury Computer Systems [a,c]	261,600	4,026,024
			Merix Corporation [a]	810,300	8,888,991

66 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	SHARES	VALUE		SHARES	VALUE

Technology (continued)			Standard Microsystems [a]	129,700	$2,831,351
Components and Systems (continued)			Teradyne [a]	469,500	6,540,135
Nam Tai Electronics	242,300	$5,420,251	TriQuint Semiconductor [a], [c]	1,187,200	5,294,912
OSI Systems [a], [c]	560,000	9,951,200	Ultra Clean Holdings [a]	241,000	2,108,750
Printronix [b]	339,681	4,551,725	Varian [a]	300,800	12,486,208
SCM Microsystems [a], [b], [c]	857,820	2,616,351	Varian Semiconductor
Sigmatron International [a], [b]	266,900	2,244,629	Equipment Associates [a], [c]	269,436	8,786,307
Spectrum Control [a]	650,100	6,013,425	Veeco Instruments [a]	439,900	10,487,216
TTM Technologies [a]	516,600	7,475,202	White Electronic Designs [a]	1,108,400	5,630,672
Vishay Intertechnology [a], [c]	888,000	13,968,240
					185,564,319
		133,956,300
			Software - 3.9%
Distribution - 0.9%			Aspen Technology [a], [c]	540,200	7,087,424
Bell Industries [a], [b]	442,900	1,231,262	Avid Technology [a], [c]	294,362	9,811,086
Bell Microproducts [a], [c]	898,768	4,871,323	Borland Software [a], [c]	1,498,800	7,913,664
Benchmark Electronics [a], [c]	510,150	12,304,818	Bottomline Technologies [a], [c]	730,801	5,948,720
			Dendrite International [a]	703,200	6,497,568
		18,407,403	Epicor Software [a], [c]	1,010,506	10,640,628
			Evans & Sutherland Computer [a], [b]	630,825	3,154,125
Internet Software and Services - 2.5%			Indus International [a], [c]	730,700	2,089,802
Digitas [a]	675,051	7,844,093	JDA Software Group [a], [c]	499,597	7,009,346
InfoSpace [a]	517,400	11,729,458	MSC.Software [a]	480,900	8,560,020
Interwoven [a]	858,340	7,364,557	Majesco Entertainment Company [a], [b], [c]	1,399,986	2,281,977
Lionbridge Technologies [a], [c]	1,011,010	5,590,885	MetaSolv [a], [c]	1,223,900	3,451,398
MIVA [a], [c]	1,209,700	4,899,285	QAD	977,900	7,578,725
1-800-Flowers.com [a], [c]	858,300	4,952,391	Versant Corporation [a], [b]	262,750	1,760,425
†SupportSoft [a], [c]	769,000	3,029,860
Tumbleweed Communications [a]	676,300	1,927,455			83,784,908
Vignette Corporation [a]	411,598	6,001,099
Web.com [a]	155,699	929,523	Telecommunications - 6.5%
			Andrew Corporation [a]	1,236,627	10,956,515
		54,268,606	Arris Group [a]	420,900	5,522,208
			C-COR.net [a], [c]	1,526,500	11,784,580
IT Services - 1.3%			Carrier Access [a]	729,566	6,033,511
CIBER [a], [c]	945,023	6,227,702	Centillium Communications [a]	1,355,200	3,808,112
Computer Horizons [a]	976,000	4,606,720	ClearOne Communications [a]	585,444	2,049,054
Computer Task Group [a], [b]	1,141,100	5,705,500	CommScope [a], [c]	383,700	12,055,854
Keane [a]	954,300	11,928,750	Covad Communications Group [a], [c]	1,623,200	3,262,632
			EMS Technologies [a]	627,146	11,269,814
		28,468,672	General Communication Cl. A [a], [c]	514,400	6,337,408
			Glenayre Technologies [a]	744,571	1,965,667
Semiconductors and Equipment - 8.6%			Globecomm Systems [a], [c]	412,400	3,072,380
Actel Corporation [a]	469,097	6,731,542	Harmonic [a], [c]	1,017,800	4,559,744
Advanced Energy Industries [a]	387,000	5,123,880	Inter-Tel	451,100	9,500,166
Aixtron ADR [a], [c]	523,623	1,769,846	Network Equipment Technologies [a], [b], [c]	1,544,800	4,850,672
Alliance Semiconductor [a]	88,359	239,453	Powerwave Technologies [a], [c]	902,300	8,228,976
ANADIGICS [a], [c]	1,132,300	7,609,056	Radyne ComStream [a]	513,900	5,848,182
Brooks Automation [a], [c]	647,900	7,645,220	Symmetricom [a]	595,900	4,213,013
California Micro Devices [a]	1,010,800	4,043,200	†Tekelec [a]	621,400	7,674,290
Cascade Microtech [a]	311,902	3,574,397	Tollgrade Communications [a]	438,444	4,252,907
Credence Systems [a], [c]	804,600	2,816,100	UTStarcom [a], [c]	1,185,100	9,231,929
Cypress Semiconductor [a], [c]	751,600	10,928,264	Westell Technologies Cl. A [a]	1,121,800	2,456,742
Electroglas [a], [b], [c]	1,329,127	4,040,546
FSI International [a]	669,000	4,609,410			138,934,356
Fairchild Semiconductor
International [a]	554,600	10,077,082	Total (Cost $674,832,375)		725,192,607
GSI Group [a]	1,250,000	10,737,500
Integrated Silicon Solution [a]	884,400	4,873,044	Miscellaneous (d) – 3.7%
Kulicke & Soffa Industries [a]	837,200	6,203,652	Total (Cost $83,386,788)		80,175,676
Mentor Graphics [a]	627,500	8,144,950
Nanometrics [a], [b]	659,400	6,547,842	TOTAL COMMON STOCKS
PLX Technology [a], [c]	765,900	9,359,298	(Cost $1,709,402,383)		1,990,440,294
Pericom Semiconductor [a]	745,200	6,185,160
Sanmina-SCI Corporation [a]	1,062,900	4,889,340
Silicon Storage Technology [a], [c]	1,293,100	5,249,986

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 67

SCHEDULES OF INVESTMENTS

Royce Opportunity Fund (continued)	Royce Special Equity Fund

	VALUE		SHARES	VALUE

REPURCHASE AGREEMENTS – 7.3%		COMMON STOCKS – 96.3%
State Street Bank & Trust Company,
5.10% dated 6/30/06, due 7/3/06,		Consumer Products – 17.8%
maturity value $68,229,985 (collateralized		Apparel and Shoes - 3.3%
by obligations of various U.S. Government		Hampshire Group [a], [b]	480,000	$8,160,000
Agencies, valued at $69,908,700)		K-Swiss Cl. A	350,000	9,345,000
(Cost $68,201,000)	$68,201,000	Lakeland Industries [a], [c]	170,900	2,558,373

Lehman Brothers (Tri-Party),				20,063,373
4.85% dated 6/30/06, due 7/3/06,
maturity value $90,036,375 (collateralized		Food/Beverage/Tobacco - 3.8%
by obligations of various U.S. Government		Lancaster Colony	585,000	23,089,950
Agencies, valued at $91,840,359)
(Cost $90,000,000)	90,000,000	Home Furnishing and Appliances - 9.0%
		American Woodmark	20,200	707,808
TOTAL REPURCHASE AGREEMENTS		Chromcraft Revington [a]	294,300	3,399,165
(Cost $158,201,000)	158,201,000	Ethan Allen Interiors	300,000	10,965,000
		Flexsteel Industries	151,995	1,975,935
COLLATERAL RECEIVED FOR SECURITIES LOANED – 4.7%		Hooker Furniture	393,400	6,597,318
Money Market Funds		Mity Enterprises [a], [b]	201,500	3,647,150
State Street Navigator Securities Lending		National Presto Industries [b]	529,900	27,703,172
Prime Portfolio (7 day yield-5.0651%)
(Cost $100,657,619)	100,657,619			54,995,548

TOTAL INVESTMENTS – 104.4%		Sports and Recreation - 1.0%
(Cost $1,968,261,002)	2,249,298,913	Escalade	460,900	5,991,700

LIABILITIES LESS CASH AND OTHER ASSETS – (4.4)%	(94,937,073)	Other Consumer Products - 0.7%
		Koss Corporation	170,000	4,250,000
NET ASSETS – 100.0%	$2,154,361,840
		Total (Cost $85,528,236)		108,390,571

		Consumer Services – 15.3%
		Leisure and Entertainment - 0.5%
		Bowl America Cl. A	198,500	2,878,250

		Restaurants and Lodgings - 4.6%
		CEC Entertainment [a]	332,800	10,689,536
		Frisch’s Restaurants [b]	297,500	7,059,675
		Jack in the Box [a]	265,000	10,388,000

				28,137,211

		Retail Stores - 10.2%
		Arden Group Cl. A	115,000	13,014,550
		BJ’s Wholesale Club [a]	292,000	8,278,200
		Borders Group	498,000	9,193,080
		Claire’s Stores	794,000	20,254,940
		Deb Shops	481,500	11,608,965

				62,349,735

		Total (Cost $70,238,183)		93,365,196

		Financial Services – 2.5%
		Insurance Brokers - 2.5%
		Hilb Rogal & Hobbs Company	405,000	15,094,350

		Total (Cost $12,297,945)		15,094,350

		Health – 7.3%
		Commercial Services - 0.3%
		Owens & Minor	60,000	1,716,000

		Health Services - 1.2%
		National Dentex [a], [b]	314,487	7,296,098

		Medical Products and Devices - 5.1%
		Atrion Corporation	77,400	5,494,626
		Bio-Rad Laboratories Cl. A [a]	350,000	22,729,000
		STERIS Corporation	124,400	2,843,784

				31,067,410

68 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	SHARES	VALUE		SHARES	VALUE

Health (continued)			Natural Resources – 0.9%
Personal Care - 0.7%			Energy Services - 0.9%
Regis Corporation	120,000	$4,273,200	†Lone Star Technologies [a]	106,000	$5,726,120

Total (Cost $35,731,082)		44,352,708	Total (Cost $5,179,081)		5,726,120

Industrial Products – 36.0%			Technology – 0.6%
Automotive - 3.9%			Components and Systems - 0.6%
Bandag Cl. A	430,000	13,330,000	Rimage Corporation [a]	172,500	3,522,450
Dorman Products [a]	735,000	8,658,300
Strattec Security [a]	38,200	1,902,742	Total (Cost $2,772,952)		3,522,450

		23,891,042	Miscellaneous (d) – 0.6%
			Total (Cost $3,744,220)		3,926,852
Construction Materials - 3.4%
Carlisle Companies	123,500	9,793,550	TOTAL COMMON STOCKS
ElkCorp	123,100	3,418,487	(Cost $435,632,304)		587,191,526
NCI Building Systems [a]	141,500	7,523,555
			REPURCHASE AGREEMENT – 3.5%
		20,735,592	State Street Bank & Trust Company,
			5.10% dated 6/30/06, due 7/3/06,
Industrial Components - 5.1%			maturity value $21,168,993 (collateralized
Genlyte Group (The) [a]	260,000	18,831,800	by obligations of various U.S. Government
Standex International	418,000	12,686,300	Agencies, valued at $21,691,000)
			(Cost $21,160,000)		21,160,000
		31,518,100
			COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.1%
Machinery - 9.3%			Money Market Funds
Applied Industrial Technologies	170,000	4,132,700	AIM Liquid Assets Institutional Fund
Cascade Corporation	340,000	13,447,000	(7 day yield-4.9882%)
†K-Tron International [a]	69,500	3,544,500	(Cost $276,165)		276,165
Kennametal	83,000	5,166,750
Nordson Corporation	115,000	5,655,700	TOTAL INVESTMENTS – 99.9%
Rofin-Sinar Technologies [a]	370,000	21,263,900	(Cost $457,068,469)		608,627,691
Sun Hydraulics	160,000	3,324,800
			CASH AND OTHER ASSETS LESS LIABILITIES – 0.1%		752,043
		56,535,350
			NET ASSETS – 100.0%		$609,379,734
Metal Fabrication and Distribution - 7.1%
Carpenter Technology	171,000	19,750,500
†Insteel Industries	713,000	17,254,600
Quanex Corporation	141,750	6,105,172

		43,110,272

Specialty Chemicals and Materials - 5.5%
Hawkins [b]	547,500	7,667,738
Lubrizol Corporation	295,100	11,759,735
MacDermid	300,000	8,640,000
Schulman (A.)	238,463	5,458,418

		33,525,891

Other Industrial Products - 1.7%
Met-Pro Corporation [b]	827,000	10,345,770

Total (Cost $151,405,875)		219,662,017

Industrial Services – 15.3%
Commercial Services - 3.0%
Global Imaging Systems [a]	300,000	12,384,000
Watson Wyatt Worldwide Cl. A	173,300	6,089,762

		18,473,762

Industrial Distribution - 3.3%
Lawson Products [b]	505,000	19,907,100

Printing - 6.2%
Banta Corporation	465,000	21,543,450
CSS Industries [b]	553,200	15,904,500

		37,447,950

Transportation and Logistics - 2.8%
Arkansas Best	345,000	17,322,450

Total (Cost $68,734,730)		93,151,262

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 69

SCHEDULES OF INVESTMENTS

Royce Value Fund

	SHARES	VALUE		SHARES	VALUE

COMMON STOCKS – 92.9%			Health – 1.3%
			Drugs and Biotech - 1.3%
Consumer Products – 12.8%			Endo Pharmaceuticals Holdings [a]	149,100	$4,917,318
Apparel and Shoes - 4.7%
Kenneth Cole Productions Cl. A	140,700	$3,141,831	Total (Cost $3,642,393)		4,917,318
Columbia Sportswear Company [a]	68,600	3,104,836
K-Swiss Cl. A	126,600	3,380,220	Industrial Products – 15.3%
Polo Ralph Lauren Cl. A	60,800	3,337,920	Building Systems and Components - 2.9%
Timberland Company Cl. A a	170,000	4,437,000	†Drew Industries [a]	111,200	3,602,880
			Simpson Manufacturing	197,900	7,134,295
		17,401,807
					10,737,175
Home Furnishing and Appliances - 0.8%
Ethan Allen Interiors	84,600	3,092,130	Construction Materials - 2.1%
			Florida Rock Industries	158,650	7,880,145
Sports and Recreation - 3.7%
Thor Industries	161,600	7,829,520	Machinery - 4.6%
Winnebago Industries	195,400	6,065,216	Graco	55,300	2,542,694
			Lincoln Electric Holdings	103,900	6,509,335
		13,894,736	Rofin-Sinar Technologies [a]	66,000	3,793,020
			Woodward Governor Company	145,400	4,436,154
Other Consumer Products - 3.6%
Fossil [a]	190,300	3,427,303			17,281,203
RC2 Corporation [a]	255,500	9,877,630
			Metal Fabrication and Distribution - 5.7%
		13,304,933	IPSCO	105,700	10,114,433
			Metal Management	113,500	3,475,370
Total (Cost $48,280,197)		47,693,606	Reliance Steel & Aluminum	61,100	5,068,245
			Schnitzer Steel Industries Cl. A	69,800	2,476,504
Consumer Services – 12.7%
Direct Marketing - 1.2%					21,134,552
Nu Skin Enterprises Cl. A	292,500	4,343,625
			Total (Cost $51,536,382)		57,033,075
Leisure and Entertainment - 1.5%
†International Speedway Cl. A	118,500	5,494,845	Industrial Services – 5.7%
			Commercial Services - 3.2%
Restaurants and Lodgings - 2.9%			†Heidrick & Struggles International [a]	171,600	5,806,944
Applebee’s International	396,700	7,624,574	Korn/Ferry International [a]	313,100	6,133,629
CEC Entertainment [a]	105,800	3,398,296
					11,940,573
		11,022,870
			Transportation and Logistics - 2.5%
Retail Stores - 6.2%			Arkansas Best	181,700	9,123,157
BJ’s Wholesale Club [a]	145,300	4,119,255
Buckle (The)	129,600	5,426,352	Total (Cost $19,238,279)		21,063,730
Claire’s Stores	177,100	4,517,821
†Finish Line (The) Cl. A	420,400	4,973,332	Natural Resources – 23.2%
†Pacific Sunwear of California [a]	232,500	4,168,725	Energy Services - 5.2%
			Ensign Energy Services	208,000	4,274,407
		23,205,485	Pason Systems	112,000	1,640,419
			Patterson-UTI Energy	111,900	3,167,889
Other Consumer Services - 0.9%			†Tesco Corporation [a]	171,500	3,553,480
Corinthian Colleges [a]	234,900	3,373,164	TETRA Technologies [a]	131,800	3,992,222
			Trican Well Service	147,500	2,946,565
Total (Cost $53,669,811)		47,439,989
					19,574,982
Financial Intermediaries – 4.4%
Insurance - 2.9%			Oil and Gas - 6.8%
AmerUs Group	87,700	5,134,835	Cimarex Energy	234,500	10,083,500
Assured Guaranty	228,200	5,789,434	St. Mary Land & Exploration Company	196,200	7,897,050
			Unit Corporation [a]	128,000	7,281,920
		10,924,269
					25,262,470
Securities Brokers - 1.5%
†Knight Capital Group Cl. A a	355,400	5,412,742	Precious Metals and Mining - 11.2%
			Agnico-Eagle Mines	209,300	6,923,644
Total (Cost $16,405,174)		16,337,011	†Gammon Lake Resources [a]	220,000	3,033,800
			Glamis Gold [a]	194,700	7,371,342
Financial Services – 3.3%			Ivanhoe Mines [a]	636,800	4,342,976
Information and Processing - 1.2%			Meridian Gold [a]	216,500	6,858,720
eFunds Corporation [a]	207,600	4,577,580	Pan American Silver [a]	342,700	6,165,173
			Silver Standard Resources [a]	351,800	7,036,000
Investment Management - 2.1%
Eaton Vance	169,200	4,223,232			41,731,655
Federated Investors Cl. B	116,800	3,679,200
			Total (Cost $74,385,672)		86,569,107
		7,902,432

Total (Cost $13,280,463)		12,480,012

70 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

Royce Value Plus Fund

	SHARES	VALUE		SHARES	VALUE

Technology – 11.7%			COMMON STOCKS – 91.6%
Distribution - 2.6%
CDW Corporation	108,400	$5,924,060	Consumer Products – 1.5%
†Insight Enterprises [a]	198,600	3,783,330	Sports and Recreation - 1.0%
			Thor Industries	162,700	$7,882,815
		9,707,390
			Other Consumer Products - 0.5%
IT Services - 4.0%			Fossil [a]	216,000	3,890,160
MAXIMUS	210,800	4,880,020
Perot Systems Cl. A a	442,500	6,407,400	Total (Cost $11,587,746)		11,772,975
†Total System Services	192,700	3,709,475
			Consumer Services – 6.8%
		14,996,895	Direct Marketing - 0.6%
			Nu Skin Enterprises Cl. A	283,300	4,207,005
Semiconductors and Equipment - 0.8%
Fairchild Semiconductor			Leisure and Entertainment - 1.2%
International [a]	166,200	3,019,854	†International Speedway Cl. A	192,100	8,907,677

Software - 1.2%			Retail Stores - 3.2%
ManTech International Cl. A a	143,100	4,416,066	†A.C. Moore Arts & Crafts [a]	567,500	9,255,925
			†The Men’s Wearhouse	282,000	8,544,600
Telecommunications - 3.1%			†Pacific Sunwear of California [a]	374,000	6,705,820
Foundry Networks [a]	276,300	2,945,358
NETGEAR [a]	385,400	8,343,910			24,506,345

		11,289,268	Other Consumer Services - 1.8%
			MoneyGram International	138,300	4,695,285
Total (Cost $44,424,097)		43,429,473	†Universal Technical Institute [a]	409,800	9,023,796

Miscellaneous (d) – 2.5%					13,719,081
Total (Cost $10,420,063)		9,310,112
			Total (Cost $56,275,780)		51,340,108
TOTAL COMMON STOCKS
(Cost $335,282,531)		346,273,433	Financial Intermediaries – 5.6%
			Banking - 1.8%
REPURCHASE AGREEMENT – 6.7%			†Bancorp (The) [a]	240,000	6,002,400
State Street Bank & Trust Company,			†Enterprise Financial Services	305,000	7,762,250
5.10% dated 6/30/06, due 7/3/06,
maturity value $24,771,523 (collateralized					13,764,650
by obligations of various U.S. Government
Agencies, value at $25,381,388)			Insurance - 0.5%
(Cost $24,761,000)		24,761,000	Assured Guaranty	132,600	3,364,062

TOTAL INVESTMENTS – 99.6%			Securities Brokers - 1.9%
(Cost $360,043,531)		371,034,433	Knight Capital Group Cl. A a	953,800	14,526,374

CASH AND OTHER ASSETS LESS LIABILITIES – 0.4%		1,629,022	Other Financial Intermediaries - 1.4%
			MarketAxess Holdings [a]	491,900	5,415,819
NET ASSETS – 100.0%		$372,663,455	TSX Group	138,200	5,546,323

					10,962,142

			Total (Cost $39,575,100)		42,617,228

			Financial Services – 2.4%
			Information and Processing - 1.6%
			eFunds Corporation [a]	558,700	12,319,335

			Investment Management - 0.8%
			Nuveen Investments Cl. A	132,000	5,682,600

			Total (Cost $17,462,962)		18,001,935

			Health – 11.1%
			Drugs and Biotech - 7.5%
			†Biosite [a]	150,000	6,849,000
			Draxis Health [a]	575,000	2,553,000
			Dyax Corporation [a]	1,590,000	4,674,600
			Elan Corporation ADR [a]	431,000	7,197,700
			Endo Pharmaceuticals Holdings [a]	333,000	10,982,340
			Myriad Genetics [a]	120,000	3,030,000
			†NUCRYST Pharmaceuticals [a]	551,800	7,112,702

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 71

SCHEDULES OF INVESTMENTS

Royce Value Plus Fund (continued)

	SHARES	VALUE		SHARES	VALUE

Health (continued)			Natural Resources – 17.7%
Drugs and Biotech (continued)			Energy Services - 5.1%
Orchid Cellmark [a]	478,600	$1,335,294	Ensign Energy Services	409,800	$8,421,403
Perrigo Company	603,400	9,714,740	Input/Output [a]	389,100	3,676,995
Zila [a]	1,090,600	3,533,544	Pason Systems	617,400	9,042,811
			Tesco Corporation [a]	496,200	10,281,264
		56,982,920	Trican Well Service	370,600	7,403,368

Health Services - 0.8%					38,825,841
Metropolitan Health Networks [a]	2,146,800	5,989,572
			Oil and Gas - 1.2%
Medical Products and Devices - 1.8%			†Western Refining	431,500	9,311,770
Caliper Life Sciences [a]	1,276,300	6,368,737
Possis Medical [a]	366,584	3,229,605	Precious Metals and Mining - 11.4%
Shamir Optical Industry [a]	472,200	4,249,800	Agnico-Eagle Mines	265,100	8,769,508
			Gammon Lake Resources [a]	564,200	7,780,318
		13,848,142	Glamis Gold [a]	434,479	16,449,375
			†International Coal Group [a]	1,522,010	10,943,252
Personal Care - 1.0%			Ivanhoe Mines [a]	1,328,000	9,056,960
†Inter Parfums	420,000	7,232,400	Meridian Gold [a]	240,400	7,615,872
			Northern Orion Resources [a]	1,409,600	6,850,656
Total (Cost $82,698,246)		84,053,034	NovaGold Resources [a]	707,600	9,071,432
			Silver Standard Resources [a]	512,800	10,256,000
Industrial Products – 11.8%
Building Systems and Components - 1.2%					86,793,373
Drew Industries [a]	281,200	9,110,880
			Total (Cost $103,836,384)		134,930,984
Construction Materials - 1.0%
†Florida Rock Industries	148,500	7,375,995	Technology – 23.2%
			Aerospace and Defense - 0.8%
Machinery - 2.5%			†FLIR Systems [a]	286,000	6,309,160
Lincoln Electric Holdings	180,000	11,277,000
†Woodward Governor Company	250,000	7,627,500	Components and Systems - 1.5%
			Digi International [a]	890,200	11,154,206
		18,904,500
			Distribution - 1.2%
Metal Fabrication and Distribution - 5.9%			†CDW Corporation	168,600	9,213,990
Harris Steel Group	321,100	8,126,019
IPSCO	134,000	12,822,460	Internet Software and Services - 3.1%
Metal Management	168,400	5,156,408	Answers Corporation [a,b]	531,010	5,055,215
†Reliance Steel & Aluminum	137,100	11,372,445	eResearch Technology [a]	758,500	6,902,350
Schnitzer Steel Industries Cl. A	222,000	7,876,560	RealNetworks [a]	1,098,000	11,748,600

		45,353,892			23,706,165

Other Industrial Products - 1.2%			IT Services - 5.1%
Color Kinetics [a]	80,800	1,527,928	Ceridian Corporation [a]	459,200	11,222,848
Diebold	189,500	7,697,490	†Entrust [a]	2,295,100	7,826,291
			Perot Systems Cl. A a	572,800	8,294,144
		9,225,418	RADVision [a]	696,300	11,099,022

Total (Cost $75,923,588)		89,970,685			38,442,305

Industrial Services – 6.9%			Semiconductors and Equipment - 4.4%
Commercial Services - 3.8%			DTS [a]	410,100	7,988,748
Adesa	503,600	11,200,064	Dolby Laboratories Cl. A a	325,300	7,579,490
MPS Group [a]	447,400	6,737,844	†Fairchild Semiconductor
Navigant Consulting [a]	493,700	11,182,305	International [a]	499,400	9,074,098
			GSI Group [a]	470,100	4,038,159
		29,120,213	Photronics [a]	298,700	4,420,760

Engineering and Construction - 0.9%					33,101,255
Dycom Industries [a]	199,500	4,247,355
Insituform Technologies Cl. A a	132,000	3,021,480	Software - 6.0%
			†Activision [a]	760,000	8,648,800
		7,268,835	Dendrite International [a]	447,943	4,138,993
			Epicor Software [a]	795,500	8,376,615
Industrial Distribution - 0.5%			†FARO Technologies [a]	475,000	8,056,000
Ritchie Bros. Auctioneers	70,000	3,722,600	Macrovision Corporation [a]	174,400	3,753,088
			SPSS [a]	115,900	3,725,026
Printing - 0.4%			Ulticom [a]	874,500	9,156,015
Banta Corporation	59,000	2,733,470
					45,854,537
Transportation and Logistics - 1.3%
Universal Truckload Services [a]	279,800	9,549,574

Total (Cost $47,369,882)		52,394,692

72 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

Royce Technology Value Fund

	SHARES	VALUE		SHARES	VALUE

Technology (continued)			COMMON STOCKS – 89.9%
Telecommunications - 1.1%
Foundry Networks [a]	775,200	$8,263,632	Commercial Services - 2.0%
			†Traffic.com [a]	40,000	$223,600
Total (Cost $180,496,559)		176,045,250	†TRX [a]	30,000	270,300

Miscellaneous (d)– 4.6%			Total (Cost $527,076)		493,900
Total (Cost $36,015,840)		34,900,954
			Components and Systems - 5.9%
TOTAL COMMON STOCKS			Digi International [a]	40,000	501,200
(Cost $651,242,087)		696,027,845	†Hypercom Corporation [a]	45,000	420,750
			OSI Systems [a]	10,000	177,700
REPURCHASE AGREEMENTS – 7.9%			†SafeNet [a]	20,000	354,400
State Street Bank & Trust Company,
5.10% dated 6/30/06, due 7/3/06,			Total (Cost $1,466,778)		1,454,050
maturity value $25,219,714 (collateralized
by obligations of various U.S. Government			Direct Marketing - 1.0%
Agencies, value at $25,841,925)			†Baby Universe [a]	30,000	250,500
(Cost $25,209,000)		25,209,000
			Total (Cost $312,263)		250,500
Lehman Brothers (Tri-Party),
4.85% dated 6/30/06, due 7/3/06,			Distribution - 1.4%
maturity value $35,014,146 (collateralized			INX [a]	60,000	360,000
by obligations of various U.S. Government
Agencies, value at $35,715,891)			Total (Cost $428,486)		360,000
(Cost $35,000,000)		35,000,000
			Internet Software and Services - 22.7%
TOTAL REPURCHASE AGREEMENTS			Dynabazaar [a]	150,000	54,000
(Cost $60,209,000)		60,209,000	Hollywood Media [a]	120,000	458,400
			Intraware [a]	55,000	335,500
TOTAL INVESTMENTS – 99.5%			Jacada [a]	330,100	808,745
(Cost $711,451,087)		756,236,845	Openwave Systems [a]	15,000	173,100
			†Perficient [a]	40,000	494,400
CASH AND OTHER ASSETS LESS LIABILITES – 0.5%		3,995,173	PFSweb [a]	250,000	252,500
			S1 Corporation [a]	90,000	432,000
NET ASSETS – 100.0%		$760,232,018	†Saba Software [a]	150,000	819,000
			SupportSoft [a]	100,000	394,000
			†Tumbleweed Communications [a]	200,000	570,000
			†Web.com [a]	50,000	298,500
			WebSideStory [a]	25,000	305,000
			†Website Pros [a]	20,000	205,800

			Total (Cost $6,033,977)		5,600,945

			IT Services – 5.4%
			†Infocrossing [a]	50,000	577,500
			PacificNet [a]	20,000	146,600
			†RADVision [a]	20,000	318,800
			Tyler Technologies [a]	25,000	280,000

			Total (Cost $1,434,791)		1,322,900

			Leisure and Entertainment - 3.9%
			†ESI Entertainment Systems[a,e]	120,000	279,494
			†New Frontier Media [a]	40,000	286,800
			Progressive Gaming International [a]	50,000	390,000

			Total (Cost $1,101,062)		956,294

			Semiconductors and Equipment - 1.3%
			†OmniVision Technologies [a]	10,000	211,200
			Pixelplus Company ADR [a]	60,000	114,000

			Total (Cost $658,493)		325,200

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 73

SCHEDULES OF INVESTMENTS

Royce Technology Value Fund (continued)	Royce 100 Fund

	SHARES	VALUE		SHARES	VALUE

Software - 26.1%			COMMON STOCKS – 94.5%
Aladdin Knowledge Systems [a]	20,000	$407,000
American Software Cl. A	40,000	268,800	Consumer Products – 5.2%
Bottomline Technologies [a]	70,000	569,800	Apparel and Shoes - 1.7%
Chordiant Software [a]	140,000	424,200	Columbia Sportswear Company [a]	4,200	$190,092
ILOG ADR [a]	48,000	631,680	K-Swiss Cl. A	9,200	245,640
†IncrediMail [a]	30,000	148,500
†MICROS Systems [a]	5,000	218,400			435,732
MicroStrategy Cl. A a	3,000	292,560
Mobius Management Systems [a]	100,000	580,000	Home Furnishing and Appliances - 0.6%
Motive [a]	70,000	231,000	Ethan Allen Interiors	4,800	175,440
Open Text [a]	45,000	649,800
SCO Group (The) [a]	382,500	1,568,250	Sports and Recreation - 2.1%
†SPSS [a]	10,000	321,400	Polaris Industries	5,300	229,490
†Tucows [a]	127,000	120,650	Thor Industries	6,400	310,080

Total (Cost $10,297,553)		6,432,040			539,570

Telecommunications - 20.2%			Other Consumer Products - 0.8%
†American Telecom Services [a]	59,500	199,325	Fossil [a]	11,900	214,319
†American Telecom Services (Warrants) [a]	59,500	58,310
Covad Communications Group [a]	300,000	603,000	Total (Cost $1,339,314)		1,365,061
†deltathree Cl. A a	100,000	232,000
GigaBeam [a]	40,000	366,000	Consumer Services – 10.7%
†Glenayre Technologies [a]	250,000	660,000	Leisure and Entertainment - 1.0%
Harmonic [a]	110,000	492,800	†International Speedway Cl. A	5,500	255,035
iBasis [a]	66,666	586,661
NMS Communications [a]	110,000	398,200	Restaurants and Lodgings - 1.4%
PC-Tel [a]	50,000	427,000	CBRL Group	3,000	101,760
TNS [a]	1,000	20,690	CEC Entertainment [a]	7,900	253,748
Terayon Communication Systems [a]	200,000	274,000
UCN [a]	170,000	450,500			355,508
Westell Technologies Cl. A a	100,000	219,000
			Retail Stores - 5.1%
Total (Cost $5,446,281)		4,987,486	Big Lots [a]	9,600	163,968
			Borders Group	12,800	236,288
TOTAL COMMON STOCKS			Buckle (The)	5,600	234,472
(Cost $27,706,760)		22,183,315	Claire’s Stores	8,700	221,937
			†Dollar Tree Stores [a]	10,500	278,250
REPURCHASE AGREEMENT – 8.9%			Pier 1 Imports	27,600	192,648
State Street Bank & Trust Company,
5.10% dated 6/30/06, due 7/3/06,					1,327,563
maturity value $2,190,931 (collateralized
by obligations of various U.S. Government			Other Consumer Services - 3.2%
Agencies, valued at $2,248,700)			Corinthian Colleges [a]	18,800	269,968
(Cost $2,190,000)		2,190,000	MoneyGram International	8,600	291,970
			†Universal Technical Institute [a]	12,300	270,846
TOTAL INVESTMENTS – 98.8%
(Cost $29,896,760)		24,373,315			832,784

CASH AND OTHER ASSETS			Total (Cost $2,781,745)		2,770,890
LESS LIABILITIES – 1.2%		302,335
			Financial Intermediaries – 3.2%
NET ASSETS – 100.0%		$24,675,650	Securities Brokers - 2.1%
			Knight Capital Group Cl. A a	35,200	536,096

			Other Financial Intermediaries - 1.1%
			MarketAxess Holdings [a]	26,073	287,064

			Total (Cost $731,960)		823,160

			Financial Services – 7.2%
			Information and Processing - 3.4%
			eFunds Corporation [a]	18,100	399,105
			Morningstar [a]	5,900	244,732
			SEI Investments Company	4,800	234,624

					878,461

			Insurance Brokers - 0.5%
			Hilb Rogal & Hobbs Company	3,700	137,899

			Investment Management - 3.3%
			†AllianceBernstein Holding L.P.	5,000	305,700
			Federated Investors Cl. B	9,100	286,650

74 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	SHARES	VALUE		SHARES	VALUE

Financial Services (continued)			Industrial Distribution - 1.0%
Investment Management (continued)			Ritchie Bros. Auctioneers	5,100	$271,218
Nuveen Investments Cl. A	5,900	$253,995
			Printing - 1.8%
		846,345	Banta Corporation	4,700	217,751
			Courier Corporation	5,975	239,120
Total (Cost $1,615,960)		1,862,705
					456,871
Health – 2.9%
Drugs and Biotech - 1.2%			Transportation and Logistics - 3.9%
Perrigo Company	20,400	328,440	Alexander & Baldwin	2,700	119,529
			Arkansas Best	5,600	281,176
Medical Products and Devices - 1.7%			Grupo Aeroportuario del Sureste ADR	8,900	298,951
Arrow International	6,500	213,655	Universal Truckload Services [a]	9,000	307,170
Invacare Corporation	9,100	226,408
					1,006,826
		440,063
			Total (Cost $2,759,103)		3,229,193
Total (Cost $824,241)		768,503
			Natural Resources – 7.8%
Industrial Products – 17.9%			Energy Services - 2.8%
Automotive - 1.0%			Ensign Energy Services	10,000	205,500
Gentex Corporation	17,800	249,200	Pason Systems	19,800	290,003
			Trican Well Service	11,400	227,734
Building Systems and Components - 1.5%
Drew Industries [a]	8,900	288,360			723,237
Teleflex	1,900	102,638
			Oil and Gas - 2.5%
		390,998	Cimarex Energy	5,700	245,100
			SEACOR Holdings [a]	1,900	155,990
Construction Materials - 1.0%			†Western Refining	11,600	250,328
Florida Rock Industries	5,200	258,284
					651,418
Industrial Components - 1.8%
CLARCOR	8,900	265,131	Precious Metals and Mining - 1.4%
Donaldson Company	6,100	206,607	†International Coal Group [a]	51,400	369,566

		471,738	Other Natural Resources - 1.1%
			†AMCOL International	10,300	271,405
Machinery - 6.5%
Franklin Electric	6,200	320,168	Total (Cost $1,663,843)		2,015,626
Lincoln Electric Holdings	5,100	319,515
Nordson Corporation	5,200	255,736	Technology – 22.4%
Rofin-Sinar Technologies [a]	4,400	252,868	Aerospace and Defense - 0.8%
Tennant Company	4,700	236,316	HEICO Corporation Cl. A	8,900	211,108
Woodward Governor Company	9,800	298,998
			Components and Systems - 5.6%
		1,683,601	American Power Conversion	7,500	146,175
			Dionex Corporation [a]	4,800	262,368
Metal Fabrication and Distribution - 1.4%			Nam Tai Electronics	12,300	275,151
Kaydon Corporation	4,900	182,819	Plexus Corporation [a]	7,600	259,996
Metal Management	6,400	195,968	Technitrol	9,400	217,610
			Tektronix	9,500	279,490
		378,787
					1,440,790
Specialty Chemicals and Materials - 0.7%
MacDermid	6,400	184,320	Distribution - 1.9%
			Benchmark Electronics [a]	10,500	253,260
Other Industrial Products - 4.0%			†CDW Corporation	4,500	245,925
Brady Corporation Cl. A	9,100	335,244
†Diebold	6,100	247,782			499,185
Raven Industries	4,800	151,200
Smith (A.O.) Corporation	6,600	305,976	Internet Software and Services - 2.1%
			eResearch Technology [a]	27,700	252,070
		1,040,202	RealNetworks [a]	28,300	302,810

Total (Cost $4,049,282)		4,657,130			554,880

Industrial Services – 12.4%			IT Services - 3.8%
Commercial Services - 5.7%			Ceridian Corporation [a]	14,400	351,936
Adesa	17,400	386,976	Keane [a]	19,100	238,750
Copart [a]	8,000	196,480	Perot Systems Cl. A [a]	20,900	302,632
Hewitt Associates Cl. A [a]	4,000	89,920	Sapient Corporation [a]	19,300	102,290
MPS Group [a]	19,200	289,152
†Navigant Consulting [a]	15,600	353,340			995,608
Viad Corporation	5,700	178,410

		1,494,278

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 75

SCHEDULES OF INVESTMENTS

Royce 100 Fund (continued)			Royce Discovery Fund

	SHARES	VALUE		SHARES	VALUE

Technology (continued)			COMMON STOCKS – 93.3%
Semiconductors and Equipment - 3.3%
Cognex Corporation	8,800	$229,064	Consumer Products – 5.7%
DTS [a]	14,700	286,356	Apparel and Shoes - 2.0%
Dolby Laboratories Cl. A [a]	14,500	337,850	Hampshire Group [a]	1,500	$25,500
			Lakeland Industries [a]	1,500	22,455
		853,270	Stride Rite	2,300	30,337

Software - 3.9%					78,292
Epicor Software [a]	26,000	273,780
Fair Isaac	4,400	159,764	Home Furnishing and Appliances - 1.5%
†FARO Technologies [a]	15,300	259,488	National Presto Industries	500	26,140
Macrovision Corporation [a]	14,100	303,432	Stanley Furniture Company	1,300	31,161

		996,464			57,301

Telecommunications - 1.0%			Sports and Recreation - 0.6%
Foundry Networks [a]	24,000	255,840	Aldila	900	22,788

Total (Cost $5,363,827)		5,807,145	Other Consumer Products - 1.6%
			JAKKS Pacific [a]	1,600	32,144
Miscellaneous (d)– 4.8%			WD-40 Company	900	30,213
Total (Cost $1,326,083)		1,239,322
					62,357
TOTAL COMMON STOCKS
(Cost $22,455,358)		24,538,735	Total (Cost $207,323)		220,738

REPURCHASE AGREEMENT – 7.4%			Consumer Services – 6.9%
State Street Bank & Trust Company,			Direct Marketing - 0.8%
5.10% dated 6/30/06, due 7/3/06,			Sportsman’s Guide (The) [a]	1,000	30,500
maturity value $1,912,813 (collateralized
by obligations of various U.S. Government			Restaurants and Lodgings - 1.9%
Agencies, valued at $1,960,150)			Benihana Cl. A [a]	700	18,998
(Cost $1,912,000)		1,912,000	†Interstate Hotels & Resorts [a]	6,000	55,740

TOTAL INVESTMENTS – 101.9%					74,738
(Cost $24,367,358)		26,450,735
			Retail Stores - 2.9%
LIABILITIES LESS CASH AND OTHER ASSETS – (1.9)%		(493,982)	Bon-Ton Stores (The)	1,100	24,068
			†Books-A-Million	1,900	31,692
NET ASSETS – 100.0%		$25,956,753	Deb Shops	1,100	26,521
			Smart & Final [a]	1,900	31,996

					114,277

			Other Consumer Services - 1.3%
			ACE Cash Express [a]	1,400	40,978
			Escala Group [a]	1,700	7,956

					48,934

			Total (Cost $253,583)		268,449

			Financial Intermediaries – 14.8%
			Banking - 6.7%
			†FNB Corporation	900	33,300
			First Regional Bancorp [a]	300	26,400
			†First United	1,400	28,910
			Intervest Bancshares [a]	1,600	64,800
			Provident Financial Holdings	911	27,330
			Republic First Bancorp [a]	2,100	28,665
			Taylor Capital Group	1,300	53,053

					262,458

			Insurance - 8.1%
			American Safety Insurance Holdings [a]	1,500	24,750
			Capital Title Group	5,350	39,430
			Donegal Group Cl. A	1,400	27,174
			†EMC Insurance Group	1,600	46,016
			FPIC Insurance Group [a]	800	31,000
			Meadowbrook Insurance Group [a]	6,600	54,912
			†Mercer Insurance Group	1,500	28,095

76 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	SHARES	VALUE		SHARES	VALUE

Financial Intermediaries (continued)			†PW Eagle	1,500	$45,360
Insurance (continued)			Zygo Corporation [a]	3,100	50,809
Presidential Life	400	$9,832
†SeaBright Insurance Holdings [a]	2,000	32,220			160,018
21st Century Holding Company	1,600	20,928
			Machinery - 2.7%
		314,357	Gehl Company [a]	900	22,977
			Hurco Companies [a]	900	23,121
Total (Cost $520,273)		576,815	†K-Tron International [a]	600	30,600
			LeCroy Corporation [a]	2,100	30,135
Financial Services – 1.3%
Other Financial Services - 1.3%					106,833
Nicholas Financial [a]	3,650	52,195
			Metal Fabrication and Distribution - 1.9%
Total (Cost $44,795)		52,195	Olympic Steel	1,400	49,546
			Universal Stainless & Alloy Products [a]	800	23,416
Health – 18.1%
Drugs and Biotech - 6.4%					72,962
†American Oriental Bioengineering [a]	5,700	31,521
Bentley Pharmaceuticals [a]	4,100	44,936	Specialty Chemicals and Materials - 0.7%
Bradley Pharmaceuticals [a]	2,100	21,420	†Innospec	1,100	27,962
Draxis Health [a]	607	2,695
Harvard Bioscience [a]	6,700	29,815	Total (Cost $426,643)		460,285
Hi-Tech Pharmacal [a]	1,200	19,884
Lifecore Biomedical [a]	1,900	29,830	Industrial Services – 7.7%
Matrixx Initiatives [a]	1,800	28,008	Commercial Services - 2.6%
Neogen Corporation [a]	1,300	24,856	†Heidrick & Struggles International [a]	900	30,456
Stratagene Corporation [a]	2,600	16,042	†Intersections [a]	2,800	30,380
			†Volt Information Sciences [a]	900	41,940
		249,007
					102,776
Health Services - 1.1%
NovaMed [a]	3,700	24,975	Engineering and Construction - 2.0%
PainCare Holdings [a]	7,700	15,785	Baker (Michael) [a]	1,100	23,870
			KHD Humboldt Wedag International [a]	2,000	53,740
		40,760
					77,610
Medical Products and Devices - 10.6%
Anika Therapeutics [a]	2,600	25,168	Printing - 2.8%
Atrion Corporation	100	7,099	CSS Industries	881	25,329
Candela Corporation [a]	1,200	19,032	Ennis	2,700	53,136
Cholestech Corporation [a]	2,200	27,940	†Multi-Color Corporation	1,000	30,000
Cutera [a]	2,600	51,272
E-Z-EM [a]	1,700	23,120			108,465
ICU Medical [a]	1,000	42,240
Medical Action Industries [a]	1,700	37,553	Transportation and Logistics - 0.3%
Meridian Bioscience	1,297	32,360	Cronos Group (The)	900	10,323
Molecular Devices [a]	1,000	30,560
†Quidel [a]	2,800	26,600	Total (Cost $269,041)		299,174
Sirona Dental Systems	800	31,696
Vital Signs	600	29,718	Natural Resources – 4.3%
Young Innovations	800	28,184	Energy Services - 0.8%
			†Trico Marine Services [a]	900	30,600
		412,542
			Oil and Gas - 2.6%
Total (Cost $669,197)		702,309	Callon Petroleum Company [a]	1,500	29,010
			EnergySouth	1,300	40,599
Industrial Products – 11.8%			VAALCO Energy [a]	3,100	30,256
Building Systems and Components - 1.5%
Drew Industries [a]	1,000	32,400			99,865
International Aluminum	700	26,600
			Precious Metals and Mining - 0.9%
		59,000	†Brush Engineered Materials [a]	1,300	27,105
			United States Lime & Minerals [a]	300	9,852
Construction Materials - 0.9%
†Ameron International	500	33,510			36,957

Industrial Components - 4.1%			Total (Cost $148,851)		167,422
American Technical Ceramics [a]	2,600	34,320
Bel Fuse Cl. B	900	29,529	Technology – 18.0%
			Aerospace and Defense - 2.4%
			Ducommun [a]	2,300	42,596
			Herley Industries [a]	2,200	24,662
			TVI Corporation [a]	7,100	25,063

					92,321

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 77

SCHEDULES OF INVESTMENTS

Royce Discovery Fund (continued)

	SHARES	VALUE		VALUE

Technology (continued)			Miscellaneous (d)– 4.7%
Components and Systems - 2.4%			Total (Cost $222,276)	$183,015
Metrologic Instruments [a]	1,700	$25,517
Spectrum Control [a]	3,400	31,450	TOTAL COMMON STOCKS
Synaptics [a]	1,200	25,680	(Cost $3,493,151)	3,629,420
Xyratex [a]	350	9,257
			REPURCHASE AGREEMENT – 7.0%
		91,904	State Street Bank & Trust Company,
			5.10% dated 6/30/06, due 7/3/06,
Distribution - 0.9%			maturity value $272,116 (collateralized
Agilysys	1,900	34,200	by obligations of various U.S. Government
			Agencies, valued at $283,575)
Internet Software and Services - 2.0%			(Cost $272,000)	272,000
ePlus [a]	1,900	21,527
Imergent [a]	1,900	24,700	TOTAL INVESTMENTS – 100.3%
Pacific Internet [a]	3,300	31,350	(Cost $3,765,151)	3,901,420

		77,577	LIABILITIES LESS CASH AND OTHER ASSETS – (0.3)%	(12,615)

IT Services - 1.9%			NET ASSETS – 100.0%	$3,888,805
Covansys Corporation [a]	1,600	20,112
†Ness Technologies [a]	2,500	26,875
SI International [a]	900	27,594

		74,581

Semiconductors and Equipment - 2.0%
CalAmp Corporation [a]	2,500	22,225
†DSP Group [a]	1,600	39,760
IXYS Corporation [a]	1,900	18,240

		80,225

Software - 2.2%
†Actuate Corporation [a]	6,700	27,068
†Aladdin Knowledge Systems [a]	1,300	26,455
MapInfo [a]	2,000	26,100
Phoenix Technologies [a]	1,100	5,291

		84,914

Telecommunications - 4.2%
Atlantic Tele-Network	1,100	22,913
†EMS Technologies [a]	1,500	26,955
†Inter-Tel	1,400	29,484
North Pittsburgh Systems	1,700	46,852
SpectraLink Corporation [a]	2,100	18,522
TALK America Holdings [a]	3,000	18,570

		163,296

Total (Cost $731,169)		699,018

78 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

Royce Financial Services Fund

	SHARES	VALUE		SHARES	VALUE

			Real Estate Investment Trusts - 7.1%
COMMON STOCKS – 85.4%			†Annaly Mortgage Management	1,800	$23,058
			Capital Trust Cl. A	600	21,372
Consumer Services – 1.4%			Friedman, Billings, Ramsey Group Cl. A	2,600	28,522
Other Consumer Services - 1.4%			Gladstone Commercial	600	11,256
MoneyGram International	1,000	$33,950	†KKR Financial	1,800	37,458
			†MFA Mortgage Investments	3,200	22,016
Total (Cost $19,367)		33,950	†Newcastle Investment	1,200	30,384

Diversified Investment Companies – 0.7%					174,066
Closed-End Mutual Funds - 0.7%
Central Fund of Canada Cl. A	2,100	18,060	Securities Brokers - 2.6%
			First Albany Companies [a]	2,000	9,000
Total (Cost $14,150)		18,060	International Assets Holding [a]	1,000	16,450
			Knight Capital Group Cl. A [a]	800	12,184
Financial Intermediaries – 49.2%			Sanders Morris Harris Group	500	7,555
Banking - 25.2%			Stifel Financial [a]	500	17,655
Abigail Adams National Bancorp	1,100	15,400
Bancorp Rhode Island	700	27,930			62,844
Bank of Hawaii	200	9,920
Bank of NT Butterfield	1,100	62,700	Other Financial Intermediaries - 1.8%
†Cadence Financial	1,200	26,724	MCG Capital	1,000	15,900
Center Bancorp	1,260	18,245	MVC Capital	2,000	26,880
Central Pacific Financial	1,000	38,700
Commercial National Financial	1,600	30,832			42,780
Fauquier Bankshares	700	16,800
HopFed Bancorp	1,400	22,988	Total (Cost $1,117,830)		1,198,266
International Bancshares	625	17,175
†Jefferson Bancshares	2,400	30,960	Financial Services – 27.8%
MAF Bancorp	700	29,988	Information and Processing - 3.8%
Mercantile Bankshares	600	21,402	Interactive Data [a]	500	10,045
Partners Trust Financial Group	1,100	12,551	Morningstar [a]	800	33,184
Peapack-Gladstone Financial	1,800	46,602	SEI Investments Company	1,000	48,880
†Peoples Community Bancorp	1,100	21,835
Provident Financial Services	600	10,770			92,109
Severn Bancorp	880	16,694
Sun Bancorp [a]	840	13,642	Insurance Brokers - 2.9%
Susquehanna Bancshares	400	9,560	Brown & Brown	1,500	43,830
Timberland Bancorp	500	15,610	Gallagher (Arthur J.) & Company	300	7,602
Umpqua Holdings	400	10,260	Hilb Rogal & Hobbs Company	500	18,635
Whitney Holding	1,400	49,518
†Wilber Corporation	2,300	24,150			70,067
Wilmington Trust	300	12,654
			Investment Management - 18.3%
		613,610	AGF Management Cl. B	500	9,187
			AllianceBernstein Holding L.P.	1,600	97,824
Insurance - 12.5%			Epoch Holding Corporation [a]	11,700	58,500
Alleghany Corporation [a]	104	28,741	Federated Investors Cl. B	1,600	50,400
American National Insurance	200	25,944	Hennessy Advisors	1,500	42,750
Argonaut Group [a]	800	24,032	†Highbury Financial [a]	6,300	34,650
Aspen Insurance Holdings	1,400	32,606	†Highbury Financial (Warrants) [a]	12,600	11,340
†Assured Guaranty	1,100	27,907	IGM Financial	200	7,974
Baldwin & Lyons Cl. B	1,500	38,250	†Janus Capital Group	1,600	28,640
CNA Surety [a]	500	8,640	Nuveen Investments Cl. A	1,200	51,660
Erie Indemnity Company Cl. A	200	10,400	T. Rowe Price Group	1,400	52,934
Infinity Property & Casualty	700	28,700
Montpelier Re Holdings	1,300	22,477			445,859
Ohio Casualty	500	14,865
RLI	300	14,454	Other Financial Services - 2.8%
Transatlantic Holdings	500	27,950	CharterMac	500	9,355
			Credit Acceptance [a]	1,100	29,854
		304,966	Municipal Mortgage & Equity	400	10,864
			World Acceptance [a]	500	17,760

					67,833

			Total (Cost $485,651)		675,868

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 79

SCHEDULES OF INVESTMENTS

Royce Finacial Services Fund (continued)			Royce Dividend Value Fund

	SHARES	VALUE		SHARES	VALUE

Industrial Services – 1.8%			COMMON STOCKS – 89.5%
Commercial Services - 1.8%
Viad Corporation	250	$7,825	Consumer Products – 2.3%
Watson Wyatt Worldwide Cl. A	1,000	35,140	Apparel and Shoes - 1.0%
			K-Swiss Cl. A	700	$18,690
Total (Cost $29,565)		42,965	Polo Ralph Lauren Cl. A	500	27,450

Natural Resources – 1.4%					46,140
Energy Services - 1.4%
†Energy Transfer Equity L.P.	1,300	34,437	Home Furnishing and Appliances - 1.3%
			Ethan Allen Interiors	700	25,585
Total (Cost $28,303)		34,437	Furniture Brands International	800	16,672
			Natuzzi ADR [a]	2,000	14,300
Technology – 1.8%
Software - 1.8%					56,557
Advent Software [a]	500	18,035
Fair Isaac	700	25,417	Total (Cost $93,977)		102,697

Total (Cost $28,372)		43,452	Consumer Services – 6.7%
			Leisure and Entertainment - 1.9%
Miscellaneous (d)– 1.3%			Carmike Cinemas	3,100	65,348
Total (Cost $32,364)		31,328	Regal Entertainment Group Cl. A	800	16,256

TOTAL COMMON STOCKS					81,604
(Cost $1,755,602)		2,078,326
			Restaurants and Lodgings - 0.7%
REPURCHASE AGREEMENT – 16.1%			CBRL Group	900	30,528
State Street Bank & Trust Company,
5.10% dated 6/30/06, due 7/3/06,			Retail Stores - 2.6%
maturity value $393,167 (collateralized			Borders Group	1,400	25,844
by obligations of various U.S. Government			Claire’s Stores	1,900	48,469
Agencies, valued at $402,975)			Pier 1 Imports	4,800	33,504
(Cost $393,000)		393,000	Talbots	400	7,380

TOTAL INVESTMENTS – 101.5%					115,197
(Cost $2,148,602)		2,471,326
			Other Consumer Services - 1.5%
LIABILITIES LESS CASH AND OTHER ASSETS – (1.5%)		(36,567)	MoneyGram International	2,000	67,900

NET ASSETS – 100.0%		$2,434,759	Total (Cost $319,846)		295,229

			Financial Intermediaries – 20.7%
			Banking - 8.7%
			Arrow Financial	515	14,126
			BOK Financial	600	29,802
			Bank of NT Butterfield	810	46,170
			Boston Private Financial Holdings	1,300	36,270
			Canadian Western Bank	1,200	46,009
			Fauquier Bankshares	900	21,600
			Peapack-Gladstone Financial	2,700	69,903
			W Holding Company	1,000	6,650
			Whitney Holding	3,300	116,721

					387,251

			Insurance - 1.1%
			Erie Indemnity Company Cl. A	400	20,800
			Transatlantic Holdings	500	27,950

					48,750

			Real Estate Investment Trusts - 8.0%
			Capital Trust Cl. A	3,300	117,546
			Friedman, Billings, Ramsey Group Cl. A	5,100	55,947
			Gladstone Commercial	1,200	22,512
			†KKR Financial	3,400	70,754
			MFA Mortgage Investments	8,000	55,040
			†Winthrop Realty Trust [a]	5,329	31,654

					353,453

			Securities Brokers - 0.3%
			First Albany Companies [a]	3,500	15,750

80 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	SHARES	VALUE		SHARES	VALUE

Financial Intermediaries (continued)			Other Industrial Products - 3.9%
Other Financial Intermediaries - 2.6%			Brady Corporation Cl. A	3,000	$110,520
MCG Capital	1,000	$15,900	Quixote Corporation	2,000	36,040
MVC Capital	1,500	20,160	Smith (A.O.) Corporation	600	27,816
†NGP Capital Resources Company	5,400	79,002
					174,376
		115,062
			Total (Cost $556,470)		606,430
Total (Cost $852,207)		920,266
			Industrial Services – 3.3%
Financial Services – 22.4%			Commercial Services - 1.8%
Information and Processing - 4.4%			Adesa	2,300	51,152
SEI Investments Company	4,000	195,520	Central Parking	600	9,600
			Kelly Services Cl. A	500	13,585
Insurance Brokers - 6.5%			Viad Corporation	250	7,825
Aon Corporation	1,000	34,820
Brown & Brown	2,900	84,738			82,162
Gallagher (Arthur J.) & Company	4,900	124,166
Hilb Rogal & Hobbs Company	1,200	44,724	Transportation and Logistics - 0.6%
			Alexander & Baldwin	600	26,562
		288,448
			Other Industrial Services - 0.9%
Investment Management - 11.5%			Landauer	800	38,320
AGF Management Cl. B	500	9,187
AllianceBernstein Holding L.P.	3,200	195,648	Total (Cost $134,765)		147,044
Federated Investors Cl. B	3,500	110,250
GAMCO Investors Cl. A	1,500	55,140	Natural Resources – 4.2%
Nuveen Investments Cl. A	1,500	64,575	Energy Services - 1.8%
T. Rowe Price Group	2,000	75,620	†Energy Transfer Equity L.P.	3,000	79,470

		510,420	Oil and Gas - 2.4%
			†Crosstex Energy	1,100	104,588
Total (Cost $832,541)		994,388
			Total (Cost $155,273)		184,058
Health – 3.0%
Medical Products and Devices - 1.9%			Technology – 11.5%
Applera Corporation- Applied			Aerospace and Defense - 1.9%
Biosystems Group	800	25,880	HEICO Corporation Cl. A	3,500	83,020
Arrow International	1,800	59,166
			Components and Systems - 5.5%
		85,046	American Power Conversion	1,000	19,490
			Analogic Corporation	700	32,627
Personal Care - 1.1%			Nam Tai Electronics	3,400	76,058
†Regis Corporation	1,400	49,854	Technitrol	3,300	76,395
			Tektronix	1,400	41,188
Total (Cost $124,097)		134,900
					245,758
Industrial Products – 13.7%
Construction Materials - 0.2%			IT Services - 0.6%
St. Lawrence Cement Group Cl. A	300	9,272	Syntel	1,200	24,552

Industrial Components - 3.7%			Semiconductors and Equipment - 0.7%
Bel Fuse Cl. A	2,400	65,160	Cognex Corporation	1,200	31,236
CLARCOR	1,000	29,790
Deswell Industries	8,200	69,208	Software - 0.8%
			Fair Isaac	1,000	36,310
		164,158
			Telecommunications - 2.0%
Machinery - 3.0%			†CT Communications	2,100	48,027
Franklin Electric	1,800	92,952	North Pittsburgh Systems	1,500	41,340
Nordson Corporation	800	39,344
					89,367
		132,296
			Total (Cost $413,187)		510,243
Specialty Chemicals and Materials - 2.9%
Balchem Corporation	1,125	25,312	Utilities – 1.7%
†Cabot Corporation	1,300	44,876	ALLETE	600	28,410
MacDermid	1,300	37,440	Aqua America	2,000	45,580
Quaker Chemical	1,000	18,700
			Total (Cost $55,956)		73,990
		126,328

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 81

SCHEDULES OF INVESTMENTS	JUNE 30, 2006 (Unaudited)

Royce Dividend Value Fund (continued)

	SHARES	VALUE

TOTAL COMMON STOCKS
(Cost $3,538,319)		$3,969,245

PREFERRED STOCKS – 0.5%
Central Parking Finance Trust 5.25% Conv.	1,000	20,000

TOTAL PREFERRED STOCKS
(Cost $19,050)		20,000

	PRINCIPAL
	AMOUNT
CORPORATE BONDS – 2.2%
Athena Neurosciences Finance 7.25%
Senior Note due 2/21/08	$100,000	99,250

TOTAL CORPORATE BONDS
(Cost $88,753)		99,250

REPURCHASE AGREEMENT – 7.7%
State Street Bank & Trust Company,
5.10% dated 6/30/06, due 7/3/06,
maturity value $342,145 (collateralized
by obligations of various U.S. Government
Agencies, valued at $354,113)
(Cost $342,000)		342,000

TOTAL INVESTMENTS – 99.9%
(Cost $3,988,122)		4,430,495

CASH AND OTHER ASSETS LESS LIABILITIES – 0.1%		5,949

NET ASSETS – 100.0%		$4,436,444

[a]	Non-income producing.

[b]	At June 30, 2006, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.

[c]	A portion of these securities were on loan at June 30, 2006.

[d]	Includes securities first acquired in 2006 and less than 1% of net assets.

[e]	Securities for which market quotations are no longer readily available represent 0.2% and 1.1% of net assets for Royce Total Return Fund and Royce Technology Value Fund, respectively. These securities have been valued at their fair value under procedures established by the Fund’s Board of Trustees.

†	New additions in 2006.

Bold indicates a Fund’s largest 20 equity holdings in terms of June 30, 2006 market value.

82 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES	JUNE 30, 2006 (Unaudited)

	Pennsylvania	Royce	Royce	Royce
	Mutual	Micro-Cap	Premier	Low-Priced
	Fund	Fund	Fund	Stock Fund

ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliates	$3,267,000,752	$736,939,905	$2,746,082,703	$3,044,060,925
Affiliated Companies	179,092,777	25,746,446	1,311,625,872	797,098,318
Repurchase agreements (at cost and value)	65,565,000	110,440,000	537,556,000	574,237,000
Cash	354,187	67,456	275,939	292,650
Receivable for investments sold	14,540,074	735,738	–	4,686,413
Receivable for capital shares sold	9,724,383	1,514,676	9,811,293	11,579,700
Receivable for dividends and interest	1,629,358	190,835	1,959,155	1,250,442
Prepaid expenses and other assets	19,438	5,300	28,853	34,276

Total Assets	3,537,925,969	875,640,356	4,607,339,815	4,433,239,724

LIABILITIES:
Payable for collateral on loaned securities	20,668,596	13,606,273	253,312	17,664,468
Payable for investments purchased	8,133,082	2,724,542	1,344,585	18,409,742
Payable for capital shares redeemed	2,832,706	1,054,720	3,349,538	21,159,679
Payable for investment advisory fees	2,119,267	894,958	3,568,349	3,955,282
Accrued expenses	896,589	251,450	1,056,689	1,190,444

Total Liabilities	34,650,240	18,531,943	9,572,473	62,379,615

Net Assets	$3,503,275,729	$857,108,413	$4,597,767,342	$4,370,860,109

ANALYSIS OF NET ASSETS:
Paid-in capital	$2,635,166,596	$617,584,165	$3,176,445,756	$3,152,640,111
Undistributed net investment income (loss)	(1,696,510)	(15,096,407)	2,776,131	(30,966,431)
Accumulated net realized gain (loss) on investments	182,871,553	65,893,802	90,955,804	283,884,522
Net unrealized appreciation (depreciation) on investments	686,934,090	188,726,853	1,327,589,651	965,301,907

Net Assets	$3,503,275,729	$857,108,413	$4,597,767,342	$4,370,860,109

Investment Class	$2,447,678,432	$638,373,321	$3,790,745,921
Service Class	$5,275,318	$4,647,829	$192,547,765	$4,063,739,836
Consultant Class	$1,050,321,979	$214,087,263	$52,859,679
Institutional Class			$265,098,593	$307,120,273
W Class			$296,515,384

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	214,023,373	35,880,659	214,197,195
Service Class	462,198	262,256	10,947,964	239,215,181
Consultant Class	97,037,526	12,834,118	3,103,079
Institutional Class			14,933,928	18,054,258
W Class			16,751,410

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$11.44	$17.79	$17.70
Service Class (1)	$11.41	$17.72	$17.59	$16.99
Consultant Class (1)	$10.82	$16.68	$17.03
Institutional Class (2)			$17.75	$17.01
W Class (2)			$17.70

* Investments at identified cost	$2,759,159,439	$573,959,498	$2,730,118,924	$2,875,857,336

Market value of loaned securities	$20,196,794	$13,496,163	$221,718	$16,886,755

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 83

STATEMENTS OF ASSETS AND LIABILITIES

	Royce	Royce	Royce	Royce
	Total Return	Heritage	Opportunity	Special Equity
	Fund	Fund	Fund	Fund

ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliates	$5,373,057,828	$65,299,378	$1,999,865,198	$479,776,488
Affiliated Companies	160,256,299	–	91,232,715	107,691,203
Repurchase agreements (at cost and value)	358,927,000	7,163,000	158,201,000	21,160,000
Cash	187,759	2,003	28,553	328
Receivable for investments sold	5,830,551	490,693	11,742,342	3,202,636
Receivable for capital shares sold	57,324,282	149,717	5,979,423	1,448,849
Receivable for dividends and interest	9,890,441	60,125	587,620	719,944
Prepaid expenses and other assets	41,907	458	16,024	7,225

Total Assets	5,965,516,067	73,165,374	2,267,652,875	614,006,673

LIABILITIES:
Payable for collateral on loaned securities	25,175,303	–	100,657,619	276,165
Payable for investments purchased	13,372,357	614,296	8,157,273	1,514,559
Payable for capital shares redeemed	54,763,297	–	2,260,437	2,173,848
Payable for investment advisory fees	4,521,741	58,464	1,751,887	492,286
Accrued expenses	1,682,560	43,819	463,819	170,081

Total Liabilities	99,515,258	716,579	113,291,035	4,626,939

Net Assets	$5,866,000,809	$72,448,795	$2,154,361,840	$609,379,734

ANALYSIS OF NET ASSETS:
Paid-in capital	$4,439,548,470	$52,344,773	$1,668,801,399	$416,477,410
Undistributed net investment income (loss)	10,119,321	51,070	(1,883,224)	2,996,281
Accumulated net realized gain (loss) on investments	147,959,682	8,828,422	206,405,754	38,346,821
Net unrealized appreciation (depreciation) on investments	1,268,373,336	11,224,530	281,037,911	151,559,222

Net Assets	$5,866,000,809	$72,448,795	$2,154,361,840	$609,379,734

Investment Class	$4,397,378,680		$1,699,413,346	$449,615,690
Service Class	$358,756,662	$69,830,668	$237,260,108	$3,128,909
Consultant Class	$651,335,231	$2,618,127	$1,302,062	$16,245,844
Institutional Class	$267,360,543		$216,386,324	$140,389,291
W Class	$191,169,693

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	332,540,691		125,930,020	22,908,190
Service Class	27,424,555	4,927,558	17,834,803	159,936
Consultant Class	49,340,791	205,280	96,792	838,812
Institutional Class	20,168,682		15,964,965	7,163,950
W Class	14,439,875

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$13.22		$13.49	$19.63
Service Class (1)	$13.08	$14.17	$13.30	$19.56
Consultant Class (1)	$13.20	$12.75	$13.45	$19.37
Institutional Class (2)	$13.26		$13.55	$19.60
W Class (2)	$13.24

* Investments at identified cost	$4,264,940,791	$54,074,848	$1,810,060,002	$435,908,469

Market value of loaned securities	$23,506,070	$–	$98,105,496	$275,613

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

84 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	Royce	Royce	Royce	Royce
	Value	Value Plus	Technology	100
	Fund	Fund	Value Fund	Fund

ASSETS:
Investments at value*
Non-Affiliates	$346,273,433	$690,972,630	$22,183,315	$24,538,735
Affiliated Companies	–	5,055,215	–	–
Repurchase agreements (at cost and value)	24,761,000	60,209,000	2,190,000	1,912,000
Cash	21,938	48,499	684	458
Receivable for investments sold	–	–	983,005	119,467
Receivable for capital shares sold	3,022,577	7,961,339	1,738	93,780
Receivable for dividends and interest	120,680	180,991	310	14,032
Prepaid expenses and other assets	671	2,144	244	103

Total Assets	374,200,299	764,429,818	25,359,296	26,678,575

LIABILITIES:
Payable for investments purchased	493,110	2,769,965	588,422	661,677
Payable for capital shares redeemed	641,175	618,125	46,670	23,616
Payable for investment advisory fees	291,438	590,766	31,270	19,198
Accrued expenses	111,121	218,944	17,284	17,331

Total Liabilities	1,536,844	4,197,800	683,646	721,822

Net Assets	$372,663,455	$760,232,018	$24,675,650	$25,956,753

ANALYSIS OF NET ASSETS:
Paid-in capital	$356,343,547	$699,234,194	$25,616,436	$22,762,165
Undistributed net investment income (loss)	(417,959)	(2,453,158)	(189,149)	(39,485)
Accumulated net realized gain (loss) on investments	5,746,965	18,665,224	4,771,808	1,150,696
Net unrealized appreciation (depreciation) on investments	10,990,902	44,785,758	(5,523,445)	2,083,377

Net Assets	$372,663,455	$760,232,018	$24,675,650	$25,956,753

Service Class	$367,149,081	$758,020,678	$24,675,650	$25,956,753
Consultant Class	$631,223	$1,402,590
Institutional Class	$4,883,151	$808,750

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Service Class	35,709,034	57,994,687	3,903,895	3,267,756
Consultant Class	61,608	107,584
Institutional Class	475,285	61,880

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding) Service Class (1)	$10.28	$13.07	$6.32	$7.94
Consultant Class (1)	$10.25	$13.04
Institutional Class (2)	$10.27	$13.07

* Investments at identified cost	$335,282,531	$651,242,087	$27,706,760	$22,455,358

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund (2% for Royce Technology Value Fund within six months of purchase).
(2)	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 85

STATEMENTS OF ASSETS AND LIABILITIES	JUNE 30, 2006 (Unaudited)

	Royce	Royce	Royce
	Discovery	Financial	Dividend
	Fund	Services Fund	Value Fund

ASSETS:
Investments at value*
Non-Affiliates	$3,629,420	$2,078,326	$4,088,495
Repurchase agreements (at cost and value)	272,000	393,000	342,000
Cash	5,855	4,634	669
Receivable for capital shares sold	2,028	50	1,374
Receivable for dividends and interest	1,277	5,329	15,777
Prepaid expenses and other assets	27	13	22

Total Assets	3,910,607	2,481,352	4,448,337

LIABILITIES:
Payable for investments purchased	–	34,149	–
Accrued expenses	21,802	12,444	11,893

Total Liabilities	21,802	46,593	11,893

Net Assets	$3,888,805	$2,434,759	$4,436,444

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,414,164	$1,945,760	$3,827,065
Undistributed net investment income (loss)	(3,928)	19,744	10,324
Accumulated net realized gain (loss) on investments	342,300	146,531	156,682
Net unrealized appreciation (depreciation) on investments	136,269	322,724	442,373

Net Assets	$3,888,805	$2,434,759	$4,436,444

Service Class	$3,888,805	$2,434,759	$4,436,444

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund) Service Class	597,091	355,713	696,730

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding) Service Class (1)	$6.51	$6.84	$6.37

* Investments at identified cost	$3,493,151	$1,755,602	$3,646,122

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.

86 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGE IN NET ASSETS

	Pennsylvania Mutual Fund		Royce Micro-Cap Fund		Royce Premier Fund

	Six months ended		Six months ended		Six months ended
	6/30/06	Year ended	6/30/06	Year ended	6/30/06	Year ended
	(unaudited)	12/31/05	(unaudited)	12/31/05	(unaudited)	12/31/05

INVESTMENT OPERATIONS:
Net investment income (loss)	$417,113	$3,144,259	$(2,666,674)	$(6,140,718)	$2,776,131	$(3,153,278)
Net realized gain (loss) on investments	166,642,200	150,112,319	57,813,848	61,247,024	67,943,487	248,774,858
Net change in unrealized appreciation (depreciation) on investments	(14,534,725)	130,237,578	23,656,545	11,382,694	124,271,729	336,858,161

Net increase (decrease) in net assets from investment operations	152,524,588	283,494,156	78,803,719	66,489,000	194,991,347	582,479,741

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	(3,644,141)	–	–
Service Class	–	–	–	(9,699)	–	–
Consultant Class	–	–	–	–	–	–
Institutional Class				–	–	–
W Class					–	–
Net realized gain on investments
Investment Class	–	(101,191,207)	–	(42,369,785)	–	(158,292,938)
Service Class	–	(5,793)	–	(112,512)	–	(6,405,567)
Consultant Class	–	(52,546,533)	–	(15,536,920)	–	(2,253,904)
Institutional Class				(7)	–	(10,725,444)
W Class					–	(13,481,834)

Total distributions	–	(153,743,533)	–	(61,673,064)	–	(191,159,687)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	691,603,245	674,031,486	144,901,588	99,095,529	594,594,135	828,195,664
Service Class	5,697,871	100,000	2,647,989	1,807,675	78,964,742	82,517,068
Consultant Class	181,078,095	205,275,464	39,530,504	24,362,267	9,934,954	19,931,341
Institutional Class				14,215	73,206,764	151,710,267
W Class					22,574,756	251,186,735
Distributions reinvested
Investment Class	–	80,321,164	–	42,993,198	–	148,122,507
Service Class	–	5,791	–	122,207	–	6,403,068
Consultant Class	–	51,381,431	–	15,247,153	–	2,201,530
Institutional Class				3	–	9,226,187
W Class					–	13,011,280
Value of shares redeemed
Investment Class	(213,106,777)	(224,438,592)	(63,430,707)	(121,393,490)	(347,727,236)	(881,872,336)
Service Class	(197,796)	–	(1,039,973)	(353,656)	(28,680,688)	(34,962,597)
Consultant Class	(83,212,085)	(144,382,083)	(18,028,406)	(36,697,489)	(6,630,173)	(5,698,801)
Institutional Class				(6,530,892)	(54,626,843)	(52,663,809)
W Class					(23,241,309)	(21,105,250)
Shareholder redemption fees
Investment Class	88,949	187,532	36,912	33,028	95,804	365,331
Service Class	–	–	–	–	730	33
Consultant Class	54,522	64,856	10,768	11,203	6,077	7,005

Net increase (decrease) in net assets from capital share transactions	582,006,024	642,547,049	104,628,675	18,710,951	318,471,713	516,575,223

NET INCREASE (DECREASE) IN NET ASSETS	734,530,612	772,297,672	183,432,394	23,526,887	513,463,060	907,895,277
NET ASSETS:
Beginning of period	2,768,745,117	1,996,447,445	673,676,019	650,149,132	4,084,304,282	3,176,409,005

End of period	$3,503,275,729	$2,768,745,117	$857,108,413	$673,676,019	$4,597,767,342	$4,084,304,282

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(1,696,510)	$(2,113,623)	$(15,096,407)	$(12,429,733)	$2,776,131	$–

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 87

STATEMENTS OF CHANGES IN NET ASSETS

	Royce Low-Priced Stock Fund		Royce Total Return Fund		Royce Heritage Fund

	Six months ended		Six months ended		Six months ended
	6/30/06	Year ended	6/30/06	Year ended	6/30/06	Year ended
	(unaudited)	12/31/05	(unaudited)	12/31/05	(unaudited)	12/31/05

INVESTMENT OPERATIONS:
Net investment income (loss)	$(9,935,625)	$(27,742,400)	$35,072,276	$52,238,843	$41,446	$(263,967)
Net realized gain (loss) on investments	209,837,325	421,771,246	129,660,574	209,387,531	7,987,291	5,689,058
Net change in unrealized appreciation (depreciation) on investments	157,444,915	(68,717,421)	143,085,082	152,056,398	281,241	(477,577)

Net increase (decrease) in net assets from investment operations	357,346,615	325,311,425	307,817,932	413,682,772	8,309,978	4,947,514

DISTRIBUTIONS:
Net investment income
Investment Class			(27,174,933)	(40,259,181)
Service Class	–	–	(1,701,630)	(2,289,738)	–	–
Consultant Class			(986,360)	–	–	–
Institutional Class	–		(1,540,705)	(2,084,191)
W Class			(1,088,950)	(952,167)
Net realized gain on investments
Investment Class			–	(176,963,499)
Service Class	–	(305,854,481)	–	(13,410,154)	–	(6,964,023)
Consultant Class			–	(25,200,349)	–	(308,443)
Institutional Class	–		–	(8,980,124)
W Class			–	(5,783,004)

Total distributions	–	(305,854,481)	(32,492,578)	(275,922,407)	–	(7,272,466)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class			575,408,700	1,216,586,826
Service Class	563,122,948	558,392,530	74,498,892	108,222,982	3,435,420	2,165,743
Consultant Class			73,693,847	147,753,284	278,201	525,300
Institutional Class	325,981,616		67,929,755	125,022,911
W Class			46,956,665	138,052,907
Distributions reinvested
Investment Class			24,080,988	196,825,807
Service Class	–	291,670,828	1,679,847	15,533,130	–	6,963,048
Consultant Class			951,918	24,593,884	–	308,436
Institutional Class	–		1,273,783	9,552,526
W Class			1,087,304	6,726,781
Value of shares redeemed
Investment Class			(673,297,881)	(999,453,592)
Service Class	(775,297,312)	(1,729,725,311)	(48,049,729)	(77,693,480)	(516,394)	(923,875)
Consultant Class			(59,805,982)	(82,928,272)	(471,901)	(79,350)
Institutional Class	(9,719,468)		(26,789,783)	(48,969,816)
W Class			(8,208,595)	(4,855,752)
Shareholder redemption fees
Investment Class			100,983	382,001
Service Class	36,617	176,769	877	1,558	1,913	791
Consultant Class			27,883	37,418	–	565

Net increase (decrease) in net assets from capital share transactions	104,124,401	(879,485,184)	51,539,472	775,391,103	2,727,239	8,960,658

NET INCREASE (DECREASE) IN NET ASSETS	461,471,016	(860,028,240)	326,864,826	913,151,468	11,037,217	6,635,706
NET ASSETS:
Beginning of period	3,909,389,093	4,769,417,333	5,539,135,983	4,625,984,515	61,411,578	54,775,872

End of period	$4,370,860,109	$3,909,389,093	$5,866,000,809	$5,539,135,983	$72,448,795	$61,411,578

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(30,966,431)	$(21,030,806)	$10,119,321	$7,539,623	$51,070	$9,624

88 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Opportunity Fund		Royce Special Equity Fund		Royce Value Fund

	Six months ended		Six months ended		Six months ended
	6/30/06	Year ended	6/30/06	Year ended	6/30/06	Year ended
	(unaudited)	12/31/05	(unaudited)	12/31/05	(unaudited)	12/31/05

INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,816,955)	$(7,378,973)	$2,872,333	$8,221,294	$(417,959)	$(206,439)
Net realized gain (loss) on investments	164,059,816	276,860,136	32,235,556	21,288,754	4,413,339	3,119,665
Net change in unrealized appreciation (depreciation) on investments	10,795,940	(193,942,075)	(1,036,911)	(47,500,820)	(3,283,533)	10,074,200

Net increase (decrease) in net assets from investment operations	173,038,801	75,539,088	34,070,978	(17,990,772)	711,847	12,987,426

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	(6,151,658)
Service Class	–	–	–	(63,415)	–	–
Consultant Class	–		–	–	–
Institutional Class	–	–	–	(1,961,353)	–
Net realized gain on investments
Investment Class	–	(183,049,355)	–	(14,308,925)
Service Class	–	(20,430,881)	–	(199,723)	–	(1,745,663)
Consultant Class	–		–	(468,864)	–
Institutional Class	–	(24,295,372)	–	(4,122,444)	–

Total distributions	–	(227,775,608)	–	(27,276,382)	–	(1,745,663)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	275,012,052	258,294,271	27,023,392	56,742,894
Service Class	82,771,208	58,926,943	464,506	2,213,938	295,752,195	77,294,358
Consultant Class	1,341,240		853,274	3,598,685	646,637
Institutional Class	46,108,178	60,879,159	9,653,052	33,402,627	5,000,000
Distributions reinvested
Investment Class	–	164,841,507	–	18,457,645
Service Class	–	20,424,295	–	263,137	–	1,605,052
Consultant Class	–		–	449,840	–
Institutional Class	–	21,302,016	–	5,777,694	–
Value of shares redeemed
Investment Class	(207,632,918)	(489,952,364)	(126,683,635)	(371,555,145)
Service Class	(26,828,283)	(125,795,338)	(5,470,760)	(7,257,801)	(43,151,093)	(15,447,214)
Consultant Class	(2,502)		(2,863,893)	(5,864,900)	–
Institutional Class	(47,159,213)	(59,530,198)	(30,956,255)	(40,094,304)	–
Shareholder redemption fees
Investment Class	52,823	87,243	10,184	34,818
Service Class	–	–	–	–	253,087	43,953
Consultant Class	–		827	758	–

Net increase (decrease) in net assets from capital share transactions	123,662,585	(90,522,466)	(127,969,308)	(303,830,114)	258,500,826	63,496,149

NET INCREASE (DECREASE) IN NET ASSETS	296,701,386	(242,758,986)	(93,898,330)	(349,097,268)	259,212,673	74,737,912
NET ASSETS:
Beginning of period	1,857,660,454	2,100,419,440	703,278,064	1,052,375,332	113,450,782	38,712,870

End of period	$2,154,361,840	$1,857,660,454	$609,379,734	$703,278,064	$372,663,455	$113,450,782

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(1,883,224)	$(66,269)	$2,996,281	$123,948	$(417,959)	$–

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 89

STATEMENTS OF CHANGES IN NET ASSETS

	Royce Value Plus Fund		Royce Technology Value Fund		Royce 100 Fund

	Six months ended		Six months ended		Six months ended
	6/30/06	Year ended	6/30/06	Year ended	6/30/06	Year ended
	(unaudited)	12/31/05	(unaudited)	12/31/05	(unaudited)	12/31/05

INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,394,441)	$(1,264,380)	$(189,149)	$(478,309)	$(39,485)	$(57,668)
Net realized gain (loss) on investments	14,831,420	11,874,684	4,092,950	2,427,056	856,456	928,409
Net change in unrealized appreciation (depreciation) on investments	139,510	18,173,944	(2,886,939)	(3,186,374)	(146,611)	1,025,968

Net increase (decrease) in net assets from investment operations	13,576,489	28,784,248	1,016,862	(1,237,627)	670,360	1,896,709

DISTRIBUTIONS:
Net investment income
Service Class	–	–	–	–	–	–
Consultant Class	–
Institutional Class	–
Net realized gain on investments
Service Class	–	(7,923,027)	–	(2,043,594)	–	(716,540)
Consultant Class	–
Institutional Class	–

Total distributions	–	(7,923,027)	–	(2,043,594)	–	(716,540)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Service Class	520,787,893	184,406,441	3,410,350	7,657,025	9,750,149	7,520,476
Consultant Class	1,486,585
Institutional Class	839,836
Distributions reinvested
Service Class	–	7,118,225	–	1,923,136	–	649,483
Consultant Class	–
Institutional Class	–
Value of shares redeemed
Service Class	(70,570,720)	(130,815,363)	(7,461,102)	(16,221,916)	(1,360,143)	(1,208,388)
Consultant Class	(10,507)
Institutional Class	(23,457)
Shareholder redemption fees
Service Class	289,758	305,002	4,642	26,255	4,238	2,084
Consultant Class	15

Net increase (decrease) in net assets from capital share transactions	452,799,403	61,014,305	(4,046,110)	(6,615,500)	8,394,244	6,963,655

NET INCREASE (DECREASE) IN NET ASSETS	466,375,892	81,875,526	(3,029,248)	(9,896,721)	9,064,604	8,143,824
NET ASSETS:
Beginning of period	293,856,126	211,980,600	27,704,898	37,601,619	16,892,149	8,748,325

End of period	$760,232,018	$293,856,126	$24,675,650	$27,704,898	$25,956,753	$16,892,149

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(2,453,158)	$(1,058,717)	$(189,149)	$–	$(39,485)	$–

90 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

			Royce Financial
	Royce Discovery Fund		Services Fund		Royce Dividend Value Fund

	Six months ended		Six months ended		Six months ended
	6/30/06	Year ended	6/30/06	Year ended	6/30/06	Year ended
	(unaudited)	12/31/05	(unaudited)	12/31/05	(unaudited)	12/31/05

INVESTMENT OPERATIONS:
Net investment income (loss)	$(3,928)	$(12,591)	$14,553	$14,761	$32,310	$35,951
Net realized gain (loss) on investments	326,891	314,527	113,222	48,843	154,331	20,482
Net change in unrealized appreciation (depreciation) on investments	(221,164)	(57,010)	52,998	119,606	62,185	215,451

Net increase (decrease) in net assets from investment operations	101,799	244,926	180,773	183,210	248,826	271,884

DISTRIBUTIONS:
Net investment income
Service Class	–	–	–	(9,598)	(29,933)	(27,951)
Net realized gain on investments
Service Class	–	(291,262)	–	(15,634)	–	(18,785)

Total distributions	–	(291,262)	–	(25,232)	(29,933)	(46,736)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Service Class	432,555	976,323	517,677	257,677	892,947	1,872,430
Distributions reinvested
Service Class	–	276,804	–	25,145	29,582	46,328
Value of shares redeemed
Service Class	(257,554)	(814,335)	(24,284)	(98,459)	(301,536)	(198,104)
Shareholder redemption fees
Service Class	399	2,027	33	383	248	89

Net increase (decrease) in net assets from capital share transactions	175,400	440,819	493,426	184,746	621,241	1,720,743

NET INCREASE (DECREASE) IN NET ASSETS	277,199	394,483	674,199	342,724	840,134	1,945,891
NET ASSETS:
Beginning of period	3,611,606	3,217,123	1,760,560	1,417,836	3,596,310	1,650,419

End of period	$3,888,805	$3,611,606	$2,434,759	$1,760,560	$4,436,444	$3,596,310

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(3,928)	$–	$19,744	$5,191	$10,324	$7,947

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 91

STATEMENTS OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2006 (Unaudited)

	Pennsylvania	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	Mutual	Micro-Cap	Premier	Low-Priced	Total Return	Heritage	Opportunity	Special Equity
	Fund	Fund	Fund	Stock Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Income:
Dividends
Non-Affiliates	$14,625,009	$1,204,039	$7,961,056	$7,651,696	$49,138,113	$298,664	$6,136,341	$4,219,039
Affiliated Companies	329,352	–	4,829,807	1,265,196	2,674,428	–	47,555	1,765,698
Interest	4,572,784	2,786,988	14,952,181	12,236,226	18,518,964	217,158	3,421,160	622,392
Securities lending	110,214	117,247	3,698	343,396	81,592	–	419,910	95

Total income	19,637,359	4,108,274	27,746,742	21,496,514	70,413,097	515,822	10,024,966	6,607,224

Expenses:
Investment advisory fees	12,363,526	5,233,210	21,909,748	24,080,673	27,980,217	346,993	10,546,416	3,275,797
Distribution fees	5,081,082	1,025,858	481,881	5,170,413	3,652,662	96,346	263,655	94,547
Shareholder servicing	871,077	236,741	1,705,628	2,028,248	2,379,352	27,828	668,973	185,065
Shareholder reports	444,680	127,971	417,884	566,086	700,994	11,540	151,598	49,418
Custody	232,486	80,748	228,884	214,141	369,503	28,378	185,522	64,887
Administrative and office facilities	116,506	29,088	168,120	166,049	226,375	2,565	79,922	28,850
Registration	113,144	35,657	97,451	46,021	98,926	14,207	39,011	17,333
Trustees’ fees	46,567	11,356	65,330	60,647	84,500	988	29,791	9,193
Audit	20,000	12,500	20,000	20,000	20,000	6,000	20,000	12,500
Legal	17,119	4,269	24,687	24,353	33,201	377	11,728	4,215
Other expenses	56,953	19,627	82,564	101,289	119,249	5,392	49,613	25,569

Total expenses	19,363,140	6,817,025	25,202,177	32,477,920	35,664,979	540,614	12,046,229	3,767,374
Compensating balance credits	(137,192)	(35,438)	(184,863)	(176,868)	(243,288)	(3,837)	(103,451)	(26,051)
Fees waived by investment adviser and distributor	–	–	–	(868,913)	–	(49,728)	–	–
Expenses reimbursed by investment adviser –
Service Class	(5,702)	(6,639)	(46,703)	–	(80,870)		(90,436)	(6,432)
Consultant Class	–	–	–		–	(12,673)	(10,421)	–
Institutional Class			–	–	–		–	–

Net expenses	19,220,246	6,774,948	24,970,611	31,432,139	35,340,821	474,376	11,841,921	3,734,891

Net investment income (loss)	417,113	(2,666,674)	2,776,131	(9,935,625)	35,072,276	41,446	(1,816,955)	2,872,333

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments Non-Affiliates	166,285,294	57,148,596	67,517,520	222,205,769	130,253,319	7,987,291	164,644,889	32,027,978
Affiliated Companies	356,906	665,252	425,967	(12,368,444)	(592,745)	–	(585,073)	207,578
Net change in unrealized appreciation (depreciation) on investments	(14,534,725)	23,656,545	124,271,729	157,444,915	143,085,082	281,241	10,795,940	(1,036,911)

Net realized and unrealized gain (loss) on investments	152,107,475	81,470,393	192,215,216	367,282,240	272,745,656	8,268,532	174,855,756	31,198,645

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$152,524,588	$78,803,719	$194,991,347	$357,346,615	$307,817,932	$8,309,978	$173,038,801	$34,070,978

92 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2006 (Unaudited)

	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	Value	Value Plus	Technology	100	Discovery	Financial	Dividend Value
	Fund	Fund	Value Fund	Fund	Fund	Services Fund	Fund

INVESTMENT INCOME:
Income:
Dividends
Non-Affiliates	$702,080	$879,499	$9,250	$86,906	$14,066	$22,959	$48,508
Interest	558,325	1,236,699	82,656	43,493	10,752	7,244	14,478

Total income	1,260,405	2,116,198	91,906	130,399	24,818	30,203	62,986

Expenses:
Investment advisory fees	1,288,545	2,765,308	211,850	114,016	19,292	10,503	20,588
Distribution fees	321,746	692,525	35,308	28,504	4,823	2,626	5,147
Shareholder servicing	104,217	210,608	17,302	19,550	20,295	5,108	5,194
Shareholder reports	36,917	89,238	2,951	4,859	1,428	911	1,484
Custody	43,268	59,646	15,878	21,151	15,319	13,698	14,015
Administrative and office facilities	6,238	15,259	1,162	732	148	74	145
Registration	47,308	73,365	8,867	12,262	5,926	4,937	6,433
Trustees’ fees	3,402	7,395	406	322	55	30	59
Audit	12,500	12,500	4,000	4,000	4,000	4,000	4,000
Legal	924	2,251	170	108	22	11	21
Other expenses	6,191	10,524	4,787	4,146	4,010	4,018	4,379

Total expenses	1,871,256	3,938,619	302,681	209,650	75,318	45,916	61,465
Compensating balance credits	(13,199)	(26,112)	(2,319)	(946)	(174)	(144)	(177)
Fees waived by investment adviser and distributor	(168,493)	(390,141)	(19,307)	(38,820)	(24,115)	(13,129)	(25,735)
Expenses reimbursed by investment adviser –
Service Class	–	–	–	–	(22,283)	(16,993)	(4,877)
Consultant Class	(8,490)	(8,114)
Institutional Class	(2,710)	(3,613)

Net expenses	1,678,364	3,510,639	281,055	169,884	28,746	15,650	30,676

Net investment income (loss)	(417,959)	(1,394,441)	(189,149)	(39,485)	(3,928)	14,553	32,310

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments Non-Affiliates	4,413,339	14,831,420	4,092,950	856,456	326,891	113,222	154,331
Net change in unrealized appreciation (depreciation) on investments	(3,283,533)	139,510	(2,886,939)	(146,611)	(221,164)	52,998	62,185

Net realized and unrealized gain (loss) on investments	1,129,806	14,970,930	1,206,011	709,845	105,727	166,220	216,516

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$711,847	$13,576,489	$1,016,862	$670,360	$101,799	$180,773	$248,826

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 93

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net	Net	Net Realized		Distributions	Distributions							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	and Unrealized Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

PENNSYLVANIA MUTUAL FUND – INVESTMENT CLASS

† 2006(c)	$10.78	$0.02	$0.64	$0.66	$–	$–	$–	$–	$11.44	6.12	% **	$2,447,678	0.88	% *	0.87	% *	0.87	% *	0.33	% *	18%
2005(c)	10.14	0.05	1.22	1.27	–	(0.63)	(0.63)	–	10.78	12.50%		1,864,481	0.90%		0.90%		0.90%		0.49%		26%
2004(c)	8.88	(0.02)	1.81	1.79	–	(0.53)	(0.53)	–	10.14	20.23%		1,243,059	0.89%		0.89%		0.89%		(0.20)%		32%
2003(c)	6.59	(0.01)	2.66	2.65	–	(0.36)	(0.36)	–	8.88	40.29%		839,604	0.93%		0.93%		0.93%		(0.17)%		30%
2002(c)	7.39	(0.01)	(0.67)	(0.68)	–	(0.12)	(0.12)	–	6.59	(9.22)%		462,152	0.94%		0.94%		0.94%		(0.13)%		33%
2001	6.88	0.02	1.22	1.24	(0.03)	(0.70)	(0.73)	–	7.39	18.38%		445,171	0.99%		0.99%		0.99%		0.24%		39%
PENNSYLVANIA MUTUAL FUND – SERVICE CLASS (a)

† 2006(c)	$10.77	$0.02	$0.62	$0.64	$–	$–	$–	$–	$11.41	5.94	% **	$5,275	1.81	% *	1.79	% *	1.14	% *	0.37	% *	18%
2005(c)	10.93	0.02	0.45	0.47	–	(0.63)	(0.63)	–	10.77	4.27	%**	104	26.06	%*	26.06	%*	1.14	%*	1.32	%*	26%
PENNSYLVANIA MUTUAL FUND – CONSULTANT CLASS

† 2006(c)	$10.25	$(0.04)	$0.61	$0.57	$–	$–	$–	$–	$10.82	5.56	% **	$1,050,322	1.86	% *	1.85	% *	1.85	% *	(0.65	)% *	18%
2005(c)	9.77	(0.04)	1.15	1.11	–	(0.63)	(0.63)	–	10.25	11.32%		904,160	1.89%		1.89%		1.88%		(0.52)%		26%
2004(c)	8.65	(0.11)	1.76	1.65	–	(0.53)	(0.53)	–	9.77	19.14%		753,388	1.89%		1.89%		1.89%		(1.20)%		32%
2003(c)	6.50	(0.09)	2.60	2.51	–	(0.36)	(0.36)	–	8.65	38.69%		484,439	1.94%		1.94%		1.94%		(1.19)%		30%
2002(c)	7.36	(0.08)	(0.66)	(0.74)	–	(0.12)	(0.12)	–	6.50	(10.07)%		266,061	1.97%		1.97%		1.97%		(1.16)%		33%
2001	6.87	(0.04)	1.22	1.18	–	(0.69)	(0.69)	–	7.36	17.51%		137,787	1.97%		1.97%		1.73%		(0.50)%		39%
ROYCE MICRO-CAP FUND – INVESTMENT CLASS

† 2006(c)	$15.90	$(0.04)	$1.93	$1.89	$–	$–	$–	$–	$17.79	11.89	% **	$638,373	1.44	% *	1.43	% *	1.43	% *	(0.41	)% *	19%
2005(c)	15.71	(0.10)	1.90	1.80	(0.13)	(1.48)	(1.61)	–	15.90	11.50%		497,917	1.49%		1.49%		1.48%		(0.72)%		31%
2004(c)	14.93	(0.15)	2.47	2.32	–	(1.54)	(1.54)	–	15.71	15.78%		473,248	1.56%		1.56%		1.47%		(0.94)%		44%
2003(c)	10.16	(0.13)	5.47	5.34	–	(0.57)	(0.57)	–	14.93	52.62%		431,808	1.67%		1.67%		1.48%		(1.09)%		44%
2002(c)	11.85	(0.12)	(1.48)	(1.60)	–	(0.10)	(0.10)	0.01	10.16	(13.43)%		262,981	1.73%		1.73%		1.49%		(1.05)%		31%
2001	9.78	(0.07)	2.32	2.25	–	(0.19)	(0.19)	0.01	11.85	23.14%		203,233	1.75%		1.75%		1.49%		(0.69)%		30%
ROYCE MICRO-CAP FUND – SERVICE CLASS (b)

† 2006(c)	$15.85	$(0.05)	$1.92	$1.87	$–	$–	$–	$–	$17.72	11.80	% **	$4,648	2.02	% *	2.01	% *	1.66	% *	(0.62	)% *	19%
2005(c)	15.68	(0.11)	1.89	1.78	(0.13)	(1.48)	(1.61)	–	15.85	11.39%		2,742	2.75%		2.75%		1.49%		(0.72)%		31%
2004(c)	14.91	(0.16)	2.47	2.31	–	(1.54)	(1.54)	–	15.68	15.73%		1,152	3.07%		3.07%		1.49%		(1.06)%		44%
2003(c)	10.16	(0.15)	5.47	5.32	–	(0.57)	(0.57)	–	14.91	52.42%		202	17.16%		17.16%		1.49%		(1.11)%		44%
2002(c)	10.27	(0.04)	0.03	(0.01)	–	(0.10)	(0.10)	–	10.16	(0.11	)%**	7	17.46	%*	17.46	%*	1.49	%*	(1.20	)%*	31%
ROYCE MICRO-CAP FUND – CONSULTANT CLASS

† 2006(c)	$14.98	$(0.11)	$1.81	$1.70	$–	$–	$–	$–	$16.68	11.35	% **	$214,087	2.42	% *	2.41	% *	2.41	% *	(1.39	)% *	19%
2005(c)	14.92	(0.25)	1.79	1.54	–	(1.48)	(1.48)	–	14.98	10.37%		173,017	2.49%		2.49%		2.49%		(1.72)%		31%
2004(c)	14.39	(0.29)	2.36	2.07	–	(1.54)	(1.54)	–	14.92	14.62%		169,813	2.56%		2.56%		2.47%		(1.94)%		44%
2003(c)	9.91	(0.25)	5.30	5.05	–	(0.57)	(0.57)	–	14.39	51.01%		144,451	2.74%		2.74%		2.49%		(2.10)%		44%
2002(c)	11.68	(0.22)	(1.45)	(1.67)	–	(0.10)	(0.10)	–	9.91	(14.31)%		68,963	2.78%		2.78%		2.49%		(2.06)%		31%
2001(c)	9.71	(0.18)	2.34	2.16	–	(0.19)	(0.19)	–	11.68	22.28%		6,598	3.50%		3.50%		2.49%		(1.71)%		30%

(a)	The Class commenced operations on November 8, 2005.
(b)	The Class commenced operations on August 20, 2002.
(c)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2006 (unaudited).
94 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net	Net	Net Realized		Distributions	Distributions							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	and Unrealized Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

ROYCE PREMIER FUND – INVESTMENT CLASS

† 2006(f)	$16.86	$0.01	$0.83	$0.84	$–	$–	$–	$–	$17.70	4.98	% **	$3,790746	1.09	% *	1.09	% *	1.09	% *	0.14	% *	3%
2005(f)	15.12	(0.01)	2.59	2.58	–	(0.84)	(0.84)	–	16.86	17.07%		3,382,086	1.13%		1.13%		1.13%		(0.09)		20%
2004(f)	12.90	(0.06)	2.99	2.93	–	(0.71)	(0.71)	–	15.12	22.82%		2,975,348	1.14%		1.14%		1.14%		(0.43)%		24%
2003(f)	9.39	(0.03)	3.67	3.64	–	(0.13)	(0.13)	–	12.90	38.74%		1,713,001	1.16%		1.16%		1.16%		(0.29)%		26%
2002(f)	10.54	(0.04)	(0.77)	(0.81)	–	(0.34)	(0.34)	–	9.39	(7.75)%		848,341	1.17%		1.17%		1.17%		(0.40)%		33%
2001	9.83	–	0.94	0.94	–	(0.23)	(0.23)	–	10.54	9.61%		797,248	1.19%		1.19%		1.19%		(0.04)%		41%
ROYCE PREMIER FUND – SERVICE CLASS (a)

† 2006(f)	$16.77	$(0.01)	$0.83	$0.82	$–	$–	$–	$–	$17.59	4.89	% **	$192,548	1.35	% *	1.34	% *	1.29	% *	(0.06	)% *	3%
2005(f)	15.07	(0.04)	2.58	2.54	–	(0.84)	(0.84)	–	16.77	16.86%		135,927	1.37%		1.37%		1.29%		(0.24)%		20%
2004(f)	12.89	(0.08)	2.97	2.89	–	(0.71)	(0.71)	–	15.07	22.52%		69,759	1.39%		1.39%		1.29%		(0.57)%		24%
2003(f)	9.39	(0.04)	3.67	3.63	–	(0.13)	(0.13)	–	12.89	38.63%		32,307	1.42%		1.42%		1.29%		(0.33)%		26%
2002(f)	9.48	(0.02)	0.27	0.25	–	(0.34)	(0.34)	–	9.39	2.56	%**	7,826	4.69	%*	4.69	%*	1.29	%*	(0.62	)%*	33%
ROYCE PREMIER FUND – CONSULTANT CLASS (b)

† 2006(f)	$16.31	$(0.08)	$0.80	$0.72	$–	$–	$–	$–	$17.03	4.41	% **	$52,860	2.12	% *	2.11	% *	2.11	% *	(0.89	)% *	3%
2005(f)	14.80	(0.17)	2.52	2.35	–	(0.84)	(0.84)	–	16.31	15.88%		47,310	2.17%		2.17%		2.17%		(1.12)%		20%
2004(f)	12.91	(0.04)	2.93	2.71	–	(0.71)	(0.71)	–	14.80	21.27%		26,805	2.35%		2.35%		2.35%		(1.59)%		24%
2003(f)	10.52	(0.08)	2.49	2.41	–	(0.13)	(0.13)	–	12.80	22.88	%**	5,401	4.25	%*	4.25	%*	2.49	%*	(1.22	)%*	26%
ROYCE PREMIER FUND – INSTITUTIONAL CLASS (e)

† 2006(f)	$16.91	$0.02	$0.82	$0.84	$–	$–	$–	$–	$17.75	4.97	% **	$265,099	1.01	% *	1.00	% *	1.00	% *	0.22	% *	3%
2005(f)	15.15	0.01	2.59	2.60	–	(0.84)	(0.84)	–	16.91	17.17%		235,886	1.02%		1.02%		1.02%		0.04%		20%
2004(f)	12.91	(0.04)	2.99	2.95	–	(0.71)	(0.71)	–	15.15	22.96%		104,497	1.06%		1.06%		1.04%		(0.30)%		24%
2003(f)	9.39	(0.00)	3.65	3.65	–	(0.13)	(0.13)	–	12.91	38.84%		24,106	1.14%		1.14%		1.04%		(0.03)%		26%
2002(f)	9.64	(0.01)	0.10	0.09	–	(0.34)	(0.34)	–	9.39	0.86	%**	4,490	1.58	%*	1.58	%*	1.04	%*	(0.28	)%*	33%
ROYCE PREMIER FUND – W CLASS (d)

† 2006(f)	$16.87	$0.01	$0.82	$0.83	$–	$–	$–	$–	$17.70	4.92	% **	$296,515	1.10	% *	1.09	% *	1.09	% *	0.13	% *	3%
2005(f)	14.37	0.01	3.33	3.34	–	(0.84)	(0.84)	–	16.87	23.25	%**	283,095	1.04	%*	1.04	%*	1.04	%*	0.06	%*	20%
ROYCE LOW-PRICED STOCK FUND – SERVICE CLASS

† 2006(f)	$15.53	$0.04	$1.42	$1.46	$–	$–	$–	$–	$16.99	9.40	% **	$4,063,740	1.52	% *	1.51	% *	1.47	% *	(0.48	)% *	13%
2005(f)	15.33	(0.10)	1.58	1.48	–	(1.28)	(1.28)	–	15.53	9.66%		3,909,389	1.54%		1.54%		1.49%		(0.68)%		21%
2004(f)	13.98	(0.14)	2.04	1.90	–	(0.55)	(0.55)	–	15.33	13.64%		4,769,417	1.71%		1.71%		1.49%		(1.00)%		26%
2003(f)	9.75	(0.07)	4.36	4.29	–	(0.06)	(0.06)	–	13.98	44.02%		3,046,100	1.94%		1.94%		1.49%		(0.70)%		42%
2002(f)	11.67	(0.08)	(1.83)	(1.91)	–	(0.02)	(0.02)	0.01	9.75	(16.28)%		1,787,172	1.97%		1.97%		1.49%		(0.74)%		29%
2001(f)	9.35	(0.06)	2.39	2.33	–	(0.02)	(0.02)	0.01	11.67	25.07%		1,024,693	2.02%		2.02%		1.49%		(0.54)%		31%
ROYCE LOW-PRICED STOCK FUND – INSTITUTIONAL CLASS (e)

† 2006(f)	$15.84	$(0.01)	$1.18	$1.17	$–	$–	$–	$–	$17.01	7.39	% **	$307,120	1.20	% *	1.19	% *	1.19	% *	(0.08	)% *	13%

(a)	The Class commenced operations on September 3, 2002.
(b)	The Class commenced operations on June 2, 2003.
(c)	The Class commenced operations on September 17, 2002.
(d)	The Class commenced operations on May 19, 2005.
(e)	The Class commenced operations on January 3, 2006.
(f)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2006 (unaudited).
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 95

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net	Net	Net Realized		Distributions	Distributions							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	and Unrealized Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

ROYCE TOTAL RETURN FUND – INVESTMENT CLASS

† 2006(e)	$12.60	$0.09	$0.61	$0.70	$(0.08)	$–	$(0.08)	$–	$13.22	5.56	% **	$4,397,379	1.09	% *	1.09	% *	1.09	% *	1.30	% *	13%
2005(e)	12.26	0.14	0.87	1.01	(0.12)	(0.55)	(0.67)	–	12.60	8.23%		4,258,135	1.12%		1.12%		1.12%		1.13%		24%
2004(e)	10.69	0.11	1.75	1.86	(0.12)	(0.17)	(0.29)	–	12.26	17.52%		3,738,851	1.15%		1.15%		1.15%		1.08%		22%
2003(e)	8.37	0.11	2.39	2.50	(0.10)	(0.08)	(0.18)	–	10.69	29.99%		2,289,013	1.18%		1.18%		1.18%		1.27%		20%
2002(e)	8.59	0.08	(0.21)	(0.13)	(0.08)	(0.01)	(0.09)	–	8.37	(1.60)%		986,455	1.20%		1.20%		1.20%		1.01%		22%
2001	7.77	0.09	1.05	1.14	(0.11)	(0.21)	(0.32)	–	8.59	14.78%		509,250	1.24%		1.24%		1.24%		1.14%		24%
ROYCE TOTAL RETURN FUND – SERVICE CLASS (a)

† 2006(e)	$12.46	$0.07	$0.62	$0.69	$(0.07)	$–	$(0.07)	$–	$13.08	5.50	% **	$358,757	1.34	% *	1.33	% *	1.29	% *	1.11	% *	13%
2005(e)	12.12	0.12	0.86	0.98	(0.09)	(0.55)	(0.64)	–	12.46	8.07%		315,602	1.36%		1.36%		1.29%		0.98%		24%
2004(e)	10.57	0.10	1.72	1.82	(0.10)	(0.17)	(0.27)	–	12.12	17.38%		261,212	1.38%		1.38%		1.29%		0.95%		22%
2003(e)	8.28	0.11	2.34	2.45	(0.08)	(0.08)	(0.16)	–	10.57	29.71%		131,813	1.45%		1.45%		1.28%		1.28%		20%
2002(e)	8.59	0.07	(0.29)	(0.22)	(0.08)	(0.01)	(0.09)	–	8.28	(2.65	)%**	12,302	1.54	%*	1.54	%*	1.28	%*	0.97	%*	22%
ROYCE TOTAL RETURN FUND – CONSULTANT CLASS (b)

† 2006(e)	$12.58	$0.02	$0.62	$0.64	$(0.02)	$–	$(0.02)	$–	$13.20	5.09	% **	$651,335	2.06	% *	2.05	% *	2.05	% *	0.34	% *	13%
2005(e)	12.24	0.02	0.87	0.89	–	(0.55)	(0.55)	–	12.58	7.18%		606,618	2.10%		2.10%		2.10%		0.17%		24%
2004(e)	10.68	0.01	1.73	1.74	(0.01)	(0.17)	(0.18)	–	12.24	16.35%		501,635	2.13%		2.13%		2.13%		0.10%		22%
2003(e)	8.37	0.02	2.37	2.39	–	(0.08)	(0.08)	–	10.68	28.61%		309,136	2.19%		2.19%		2.19%		0.26%		20%
2002(e)	8.64	–	(0.24)	(0.24)	(0.02)	(0.01)	(0.03)	–	8.37	(2.74)%		120,737	2.25%		2.25%		2.20%		0.15%		22%
2001	8.05	–	0.80	0.80	–	(0.21)	(0.21)	–	8.64	10.03	%**	3,429	3.38	%*	3.38	%*	2.20	%*	(0.60	)%*	24%
ROYCE TOTAL RETURN FUND – INSTITUTIONAL CLASS (c)

† 2006(e)	$12.63	$0.09	$0.63	$0.72	$(0.09)	$–	$(0.09)	$–	$13.26	5.71	% **	$267,361	1.00	% *	0.99	% *	0.99	% *	1.40	% *	13%
2005(e)	12.30	0.16	0.86	1.02	(0.14)	(0.55)	(0.69)	–	12.63	8.31%		214,275	1.00%		1.00%		1.00%		1.30%		24%
2004(e)	10.71	0.13	1.76	1.89	(0.13)	(0.17)	(0.30)	–	12.30	17.78%		124,286	1.04%		1.04%		1.04%		1.20%		22%
2003(e)	7.88	0.10	2.90	3.00	(0.09)	(0.08)	(0.17)	–	10.71	38.16	%**	67,912	1.07	%*	1.07	%*	1.04	%*	1.54	%*	20%
ROYCE TOTAL RETURN FUND – W CLASS(d)

† 2006(e)	$12.61	$0.08	$0.63	$0.71	$(0.08)	$–	$(0.08)	$–	$13.24	5.64	% **	$191,170	1.12	% *	1.11	% *	1.11	% *	1.30	% *	13%
2005(e)	11.97	0.11	1.17	1.28	(0.09)	(0.55)	(0.64)	–	12.61	10.68	%**	144,506	1.06	%*	1.06	%*	1.06	%*	1.38	%*	24%
ROYCE HERITAGE FUND – SERVICE CLASS

† 2006(e)	$12.47	$0.01	$1.69	$1.70	$–	$–	$–	$–	$14.17	13.63	% **	$69,831	1.48	% *	1.47	% *	1.32	% *	0.16	% *	65%
2005(e)	13.00	(0.06)	1.21	1.15	–	(1.68)	(1.68)	–	12.47	8.74%		58,905	1.58%		1.58%		1.43%		(0.44)%		142%
2004(e)	12.19	(0.12)	2.57	2.45	–	(1.64)	(1.64)	–	13.00	20.35%		52,891	1.55%		1.55%		1.49%		(0.95)%		86%
2003(e)	9.03	(0.08)	3.51	3.43	–	(0.27)	(0.27)	–	12.19	38.09%		34,143	1.63%		1.63%		1.49%		(0.81)%		25%
2002(e)	11.47	(0.09)	(2.07)	(2.16)	–	(0.28)	(0.28)	–	9.03	(18.93)%		23,312	1.63%		1.63%		1.49%		(0.85)%		66%
2001	9.99	(0.08)	2.12	2.04	–	(0.56)	(0.56)	–	11.47	20.51%		26,145	1.64%		1.64%		1.49%		(0.81)%		53%

(a)	The Class commenced operations on January 3, 2002.
(b)	The Class commenced operations on October 16, 2001.
(c)	The Class commenced operations on March 4, 2003.
(d)	The Class commenced operations on May 19, 2005.
(e)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2006 (unaudited).
96 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net	Net	Net Realized		Distributions	Distributions							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	and Unrealized Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

ROYCE HERITAGE FUND – CONSULTANT CLASS (a)

† 2006(d)	$11.29	$(0.06)	$1.52	$1.46	$–	$–	$–	$–	$12.75	12.93	% **	$2,618	3.49	% *	3.48	% *	2.49	% *	(1.01	)% *	65%
2005(d)	12.03	(0.17)	1.11	0.94	–	(1.68)	(1.68)	–	11.29	7.70%		2,507	3.99%		3.99%		2.49%		(1.50)		142%
2004(d)	11.50	(0.23)	2.40	2.17	–	(1.64)	(1.64)	–	12.03	19.11%		1,885	5.21%		5.21%		2.49%		(1.94)%		86%
2003(d)	8.62	(0.18)	3.33	3.15	–	(0.27)	(0.27)	–	11.50	36.65%		762	8.20%		8.20%		2.49%		(1.81)%		25%
2002(d)	11.08	(0.13)	(2.05)	(2.18)	–	(0.28)	(0.28)	–	8.62	(19.78)%		342	10.36%		10.36%		2.49%		(1.97)%		66%
2001	10.83	–	0.25	0.25	–	–	–	–	11.08	2.31	%**	163	50.08	%*	50.08	%*	2.49	%*	(1.92	)%*	53%
ROYCE OPPORTUNITY FUND – INVESTMENT CLASS

† 2006(d)	$12.29	$(0.01)	$1.21	$1.20	$–	$–	$–	$–	$13.49	9.76	% **	$1,699,413	1.12	% *	1.11	% *	1.11	% *	(0.16	)% *	25%
2005(d)	13.31	(0.05)	0.70	0.65	–	(1.67)	(1.67)	–	12.29	4.76%		1,490,999	1.14%		1.14%		1.14%		(0.38)%		42%
2004(d)	12.14	(0.07)	2.17	2.10	–	(0.93)	(0.93)	–	13.31	17.51%		1,677,215	1.14%		1.14%		1.14%		(0.55)%		47%
2003(d)	7.37	(0.06)	5.41	5.35	–	(0.58)	(0.58)	–	12.14	72.87%		1,311,815	1.15%		1.15%		1.15%		(0.65)%		55%
2002(d)	9.01	(0.04)	(1.50)	(1.54)	–	(0.11)	(0.11)	0.01	7.37	(17.01)%		635,296	1.17%		1.17%		1.17%		(0.49)%		46%
2001	7.78	(0.01)	1.35	1.34	–	(0.11)	(0.11)	–	9.01	17.32%		577,103	1.19%		1.19%		1.19%		(0.19)%		44%
ROYCE OPPORTUNITY FUND – SERVICE CLASS

† 2006(d)	$12.13	$(0.02)	$1.19	$1.17	$–	$–	$–	$–	$13.30	9.65	% **	$237,260	1.39	% *	1.38	% *	1.29	% *	(0.32	)% *	25%
2005(d)	13.17	(0.07)	0.70	0.63	–	(1.67)	(1.67)	–	12.13	4.66%		167,369	1.41%		1.41%		1.29%		(0.53)%		42%
2004(d)	12.05	(0.09)	2.14	2.05	–	(0.93)	(0.93)	–	13.17	17.22%		230,068	1.43%		1.43%		1.29%		(0.70)%		47%
2003(d)	7.33	(0.08)	5.38	5.30	–	(0.58)	(0.58)	–	12.05	72.59%		90,243	1.45%		1.45%		1.29%		(0.79)%		55%
2002(d)	8.98	(0.06)	(1.48)	(1.54)	–	(0.11)	(0.11)	–	7.33	(17,18)%		19,979	1.50%		1.50%		1.29%		(0.60)%		46%
2001	7.78	(0.04)	1.35	1.31	–	(0.11)	(0.11)	–	8.98	16.94%		13,399	1.57%		1.57%		1.42%		(0.52)%		44%
ROYCE OPPORTUNITY FUND – CONSULTANT CLASS (b)

† 2006(d)	$14.29	$(0.04)	$(0.80)	$(0.84)	$–	$–	$–	$–	$13.45	(5.88	)% **	$1,302	11.06	% *	11.05	% *	2.49	% *	(1.41	)% *	25%
ROYCE OPPORTUNITY FUND – INSTITUTIONAL CLASS (c)

† 2006(d)	$12.34	$(0.01)	$1.22	$1.21	$–	$–	$–	$–	$13.55	9.81	% **	$216,386	1.04	% *	1.03	% *	1.03	% *	(0.09	)% *	25%
2005(d)	13.34	(0.04)	0.71	0.67	–	(1.67)	(1.67)	–	12.34	4.90%		199,293	1.05%		1.05%		1.04%		(0.28)%		42%
2004(d)	12.16	(0.06)	2.17	2.11	–	(0.93)	(0.93)	–	13.34	17.57%		193,136	1.06%		1.06%		1.04%		(0.44)%		47%
2003(d)	7.38	(0.05)	5.41	5.36	–	(0.58)	(0.58)	–	12.16	72.91%		85,813	1.08%		1.08%		1.04%		(0.54)%		55%
2002(d)	9.01	(0.03)	(1.49)	(1.52)	–	(0.11)	(0.11)	–	7.38	(16.90)%		31,897	1.14%		1.14%		1.04%		(0.32)%		46%
2001	8.71	–	0.30	0.30	–	–	–	–	9.01	3.44	%**	5,173	1.92	%*	1.92	%*	1.04	%*	(0.11	)%*	44%

(a)	The Class commenced operations on December 7, 2001.
(b)	The Class commenced operations on March 30, 2006.
(c)	The Class commenced operations on December 12, 2001.
(d)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2006 (unaudited).
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 97

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net	Net	Net Realized		Distributions	Distributions							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	and Unrealized Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

ROYCE SPECIAL EQUITY FUND – INVESTMENT CLASS

† 2006 (g)	$18.70	$0.09	$0.84	$0.93	$–	$–	$–	$–	$19.63	4.97	% **	$449,616	1.13	% *	1.13	% *	1.13	% *	0.89	% *	6%
2005 (g)	19.61	0.23	(0.42)	(0.19)	(0.22)	(0.50)	(0.72)	–	18.70	(0.99)%		523,961	1.14%		1.14%		1.14%		0.94%		22%
2004 (g)	17.97	0.20	2.28	2.48	(0.18)	(0.67)	(0.85)	0.01	19.61	13.91%		856,537	1.15%		1.15%		1.15%		1.02%		17%
2003 (g)	14.24	0.05	3.86	3.91	(0.05)	(0.15)	(0.20)	0.02	17.97	27.64%		721,334	1.19%		1.19%		1.19%		0.35%		22%
2002 (g)	12.37	0.02	1.73	1.75	(0.03)	–	(0.03)	0.15	14.24	15.32%		397,755	1.20%		1.20%		1.20%		0.27%		41%
2001	9.55	0.11	2.71	2.82	(0.11)	–	(0.11)	0.11	12.37	30.75%		6,072	1.76%		1.76%		1.49%		0.87%		124%
ROYCE SPECIAL EQUITY FUND – SERVICE CLASS (a)

† 2006 (g)	$18.66	$0.07	$0.83	$0.90	$–	$–	$–	$–	$19.56	4.82	% **	$3,129	1.55	% *	1.54	% *	1.35	% *	0.70	% *	6%
2005 (g)	19.56	0.17	(0.41)	(0.24)	(0.16)	(0.50)	(0.66)	–	18.66	(1.23)%		7,606	1.48%		1.48%		1.35%		0.65%		22%
2004 (g)	17.95	0.09	2.35	2.44	(0.16)	(0.67)	(0.83)	–	19.56	13.66%		12,743	1.55%		1.55%		1.35%		0.74%		17%
2003 (g)	16.38	(0.02)	1.80	1.78	(0.06)	(0.15)	(0.21)	–	17.95	10.90	%**	5,387	1.79	%*	1.79	%*	1.35	%*	(0.04	)%*	22%
ROYCE SPECIAL EQUITY FUND – CONSULTANT CLASS (b)

† 2006 (g)	$18.55	$(0.02)	$0.84	$0.82	$–	$–	$–	$–	$19.37	4.42	% **	$16,246	2.25	% *	2.24	% *	2.24	% *	(0.24	)% *	6%
2005 (g)	19.47	(0.03)	(0.39)	(0.42)	–	(0.50)	(0.50)	–	18.55	(2.16)%		17,517	2.26%		2.26%		2.26%		(0.15)%		22%
2004 (g)	17.89	(0.02)	2.28	2.26	(0.01)	(0.67)	(0.68)	–	19.47	12.66%		20,277	2.28%		2.28%		2.28%		(0.09)%		17%
2003 (g)	15.06	(0.08)	3.07	2.99	(0.01)	(0.15)	(0.16)	–	17.89	19.91	%**	9,944	3.21	%*	3.21	%*	2.20	%*	(0.81	)%*	22%
ROYCE SPECIAL EQUITY FUND – INSTITUTIONAL CLASS (c)

† 2006 (g)	$18.66	$0.09	$0.85	$0.94	$–	$–	$–	$–	$19.60	5.04	% **	$140,389	1.06	% *	1.05	% *	1.05	% *	0.97	% *	6%
2005 (g)	19.58	0.21	(0.39)	(0.18)	(0.24)	(0.50)	(0.74)	–	18.66	(0.93)%		154,195	1.05%		1.05%		1.05%		1.08%		22%
2004 (g)	17.95	0.10	2.40	2.50	(0.20)	(0.67)	(0.87)	–	19.58	13.97%		162,819	1.07%		1.07%		1.07%		1.07%		17%
2003 (g)	15.78	0.01	2.37	2.38	(0.06)	(0.15)	(0.21)	–	17.95	15.14	%**	13,439	1.36	%*	1.36	%*	1.10	%*	0.24	%*	22%
ROYCE VALUE FUND – SERVICE CLASS (d)

† 2006 (g)	$9.67	$(0.02)	$0.62	$0.60	$–	$–	$–	$0.01	$10.28	6.31	% **	$367,149	1.44	% *	1.43	% *	1.30	% *	(0.32	)% *	15%
2005 (g)	8.39	(0.03)	1.46	1.43	–	(0.16)	(0.16)	0.01	9.67	17.23%		113,451	1.53%		1.53%		1.28%		(0.31)%		44%
2004 (g)	6.56	(0.06)	2.07	2.01	–	(0.19)	(0.19)	0.01	8.39	30.94%		38,713	2.15%		2.15%		1.49%		(0.77)%		83%
2003 (g)	4.35	(0.04)	2.40	2.36	–	(0.15)	(0.15)	–	6.56	54.32%		4,034	3.46%		3.46%		1.49%		(0.73)%		181%
2002 (g)	5.89	(0.06)	(1.32)	(1.38)	–	(0.16)	(0.16)	–	4.35	(23.51)%		1,319	3.08%		3.08%		1.49%		(1.26)%		89%
2001	5.00	(0.03)	0.99	0.96	–	(0.07)	(0.07)	–	5.89	19.20	%**	1,491	4.18	%*	4.18	%*	1.49	%*	(1.39	)%*	74%
ROYCE VALUE FUND – CONSULTANT CLASS (e)

† 2006 (g)	$10.94	$(0.03)	$(0.66)	$(0.69)	$–	$–	$–	$–	$10.25	(6.31	)% **	$631	14.73	% *	14.72	% *	2.49	% *	(1.44	)% *	15%
ROYCE VALUE FUND – INSTITUTIONAL CLASS (f)

† 2006 (g)	$10.52	$0.00	$(0.25)	$(0.25)	$–	$–	$–	$–	$10.27	(2.38	)% **	$4,883	1.76	% *	1.76	% *	1.04	% *	0.09	% *	15%

(a)	The Class commenced operations on October 2, 2003.
(b)	The Class commenced operations on June 2, 2003.
(c)	The Class commenced operations on July 25, 2003.
(d)	The Fund commenced operations on June 14, 2001.
(e)	The Class commenced operations on March 30, 2006.
(f)	The Class commenced operations on June 1, 2006.
(g)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2006 (unaudited).

98 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net	Net	Net Realized		Distributions	Distributions							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	and Unrealized Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

ROYCE VALUE PLUS FUND – SERVICE CLASS (a)

† 2006 (i)	$12.03	$(0.03)	$1.06	$1.03	$–	$–	$–	$0.01	$13.07	8.65	% **	$758,021	1.42	% *	1.41	% *	1.27	% *	(0.50	)% *	21%
2005 (i)	10.94	(0.04)	1.47	1.43	–	(0.35)	(0.35)	0.01	12.03	13.20%		293,856	1.42%		1.42%		1.17%		(0.54)%		62%
2004 (i)	8.57	(0.08)	2.47	2.39	–	(0.04)	(0.04)	0.02	10.94	28.19%		211,981	1.55%		1.55%		1.30%		(0.84)%		56%
2003 (i)	4.97	(0.05)	4.01	3.96	–	(0.36)	(0.36)	–	8.57	79.88%		20,405	2.01%		2.01%		1.49%		(0.91)%		161%
2002 (i)	5.97	(0.07)	(0.81)	(0.88)	–	(0.12)	(0.12)	–	4.97	(14.74)%		3,934	2.10%		2.10%		1.49%		(1.29)%		110%
2001	5.00	(0.03)	1.10	1.07	–	(0.10)	(0.10)	–	5.97	21.47	%**	2,217	3.71	%*	3.71	%*	1.49	%*	(1.46	)%*	62%
ROYCE VALUE PLUS FUND – CONSULTANT CLASS (b)

† 2006 (i)	$13.85	$(0.05)	$(0.76)	$(0.81)	$–	$–	$–	$–	$13.04	(5.85	)% **	$1,403	6.98	% *	6.97	% *	2.49	% *	(1.56	)% *	21%
ROYCE VALUE PLUS FUND – INSTITUTIONAL CLASS (c)

† 2006 (i)	$14.20	$0.00	$(1.13)	$(1.13)	$–	$–	$–	$–	$13.07	(7.96	)% **	$809	6.59	% *	6.59	% *	1.03	% *	0.01	% *	21%
ROYCE TECHNOLOGY VALUE FUND (d)

† 2006 (i)	$6.15	$(0.05)	$0.22	$0.17	$–	$–	$–	$–	$6.32	2.76	% **	$24,676	2.14	% *	2.13	% *	1.99	% *	(1.34	)% *	48%
2005 (i)	6.73	(0.10)	(0.02)	(0.12)	–	(0.47)	(0.47)	0.01	6.15	(1.82)%		27,705	2.18%		2.18%		1.99%		(1.62)%		94%
2004 (i)	8.25	(0.15)	(0.69)	(0.84)	–	(0.72)	(0.72)	0.04	6.73	(9.64)%		37,602	2.13%		2.13%		1.99%		(1.94)%		107%
2003 (i)	4.33	(0.11)	4.01	3.90	–	(0.01)	(0.01)	0.03	8.25	90.72%		102,408	2.11%		2.11%		1.99%		(1.51)%		64%
2002 (i)	5.00	(0.17)	(0.50)	(0.67)	–	–	–	–	4.33	(13.40)%		4,786	2.73%		2.73%		1.99%		(1.74)%		45%
ROYCE 100 FUND (e)

† 2006 (i)	$7.52	$(0.01)	$0.43	$0.42	$–	$–	$–	$–	$7.94	5.59	% **	$25,957	1.84	% *	1.83	% *	1.49	% *	(0.35	)% *	24%
2005 (i)	6.85	(0.03)	1.06	1.03	–	(0.36)	(0.36)	–	7.52	14.89%		16,892	2.07%		2.07%		1.49%		(0.49)%		60%
2004 (i)	5.53	(0.02)	1.52	1.50	–	(0.18)	(0.18)	–	6.85	27.24%		8,748	2.84%		2.84%		1.49%		(0.34)%		97%
2003 (i)	5.00	(0.01)	0.54	0.53	–	(0.00)	(0.00)	–	5.53	10.66	%**	2,502	3.68	%*	3.68	%*	1.49	%*	(0.39	)%*	8%
ROYCE DISCOVERY FUND (f)

† 2006 (i)	$6.33	$(0.01)	$0.19	$0.18	$–	$–	$–	$–	$6.51	2.84	% **	$3,889	3.90	% *	3.90	% *	1.49	% *	(0.20	)% *	48%
2005 (i)	6.39	(0.02)	0.51	0.49	–	(0.55)	(0.55)	–	6.33	7.60%		3,612	3.75%		3.75%		1.49%		(0.38)%		105%
2004 (i)	5.70	(0.05)	0.81	0.76	–	(0.07)	(0.07)	–	6.39	13.35%		3,217	4.12%		4.12%		1.49%		(0.91)%		111%
2003 (i)	5.00	(0.01)	0.71	0.70	–	–	–	–	5.70	14.00	%**	1,359	8.69	%*	8.69	%*	1.49	%*	(1.05	)%*	1%
ROYCE FINANCIAL SERVICES FUND (g)

† 2006 (i)	$6.26	$0.05	$0.53	$0.58	$–	$–	$–	$–	$6.84	9.27	% **	$2,435	4.37	% *	4.36	% *	1.49	% *	1.39	% *	10%
2005 (i)	5.66	0.05	0.64	0.69	(0.03)	(0.06)	(0.09)	–	6.26	12.23%		1,761	3.87%		3.87%		1.49%		0.97%		9%
2004 (i)	5.00	(0.01)	0.76	0.75	–	(0.09)	(0.09)	–	5.66	15.08%		1,418	4.70%		4.70%		1.49%		(0.16)%		22%
ROYCE DIVIDEND VALUE FUND (h)

† 2006 (i)	$5.98	$0.05	$0.39	$0.44	$(0.05)	$–	$(0.05)	$–	$6.37	7.28	% **	$4,436	2.99	% *	2.98	% *	1.49	% *	1.57	% *	12%
2005 (i)	5.65	0.07	0.34	0.41	(0.05)	(0.03)	(0.08)	–	5.98	7.31%		3,596	2.89%		2.89%		1.49%		1.33%		4%
2004 (i)	5.00	(0.01)	0.66	0.65	–	–	–	–	5.65	13.00	%**	1,650	5.60	%*	5.60	%*	1.49	%*	(0.17	)%*	8%

(a)	The Fund commenced operations on June 14, 2001.
(b)	The Class commenced operations on March 30, 2006.
(c)	The Class commenced operations on May 10, 2006.
(d)	The Fund commenced operations on December 31, 2001.
(e)	The Fund commenced operations on June 30, 2003.
(f)	The Fund commenced operations on October 3, 2003.
(g)	The Fund commenced operations on December 31, 2003.
(h)	The Fund commenced operations on May 3, 2004.
(i)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2006 (unaudited).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 99

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Summary of Significant Accounting Policies:
Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund (formerly Royce TrustShares Fund), Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund and Royce Dividend Value Fund (the “Fund” or “Funds”), are fifteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust.
Effective May 1, 2006, the name of the Funds’ Financial Intermediary Class was changed to Service Class. This change affects the following portfolios that had existing shares in the Class: Pennsylvania Mutual, Royce Micro-Cap, Royce Premier, Royce Total Return, Royce Opportunity and Royce Special Equity Funds. In addition, certain Investment Classes were renamed Service Class effective May 1, 2006. This change affects the following Funds: Royce Low-Priced Stock, Heritage, Value, Value Plus, Technology Value, 100, Discovery, Financial Services and Dividend Value Funds. These changes were made so that Classes with common expense structures are similarly named.
Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration, shareholder reports, compensating balance credits and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets. The W Classes of Royce Premier Fund and Royce Total Return Fund commenced operations on May 19, 2005, with an initial transfer from each Fund’s Investment Class. This transfer is included on the Statement of Changes in Net Assets as “value of shares sold” for the W Class and “value of shares redeemed” for the Investment Class [$220,153,624 (15,320,364 shares) for Royce Premier Fund and $86,905,027 (7,260,236 shares) for Royce Total Return Fund]. The Institutional Class of Royce Low-Priced Stock Fund commenced operations on January 3, 2006, with an initial transfer from the Fund’s Service Class. During the six months ended June 30, 2006, total transfers from the Fund’s Service Class to the Institutional Class were $304,758,371 (17,410,530 shares).
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Investment Transactions and Related Investment Income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distribution in accordance with the agreement.

Compensating Balance Credits:
The Fund has arrangements with its custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments.

Distributions and Taxes:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
Royce Total Return Fund and Royce Dividend Value Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in

100 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

Repurchase Agreements:
The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Securities Lending:
The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

Line of Credit:
The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the six months ended June 30, 2006.

THE ROYCE FUNDS SEMIANNUAL REPORT TO SHAREHOLDERS 2006 | 101

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Capital Share Transactions (In Shares):
			Shares issued for		Shares		Net increase (decrease) in
	Shares sold		reinvestment of distributions		redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/06	Period ended	6/30/06	Period ended	6/30/06	Period ended	6/30/06	Period ended
	(unaudited)	12/31/05	(unaudited)	12/31/05	(unaudited)	12/31/05	(unaudited)	12/31/05

Pennsylvania Mutual Fund

Investment Class	59,431,193	64,668,945	–	7,382,470	(18,380,815)	(21,652,233)	41,050,378	50,399,182
Service Class	469,216	9,149	–	532	(16,699)	–	452,517	9,681
Consultant Class	16,409,266	20,582,762	–	4,959,593	(7,571,808)	(14,473,146)	8,837,458	11,069,209
Royce Micro-Cap Fund

Investment Class	8,166,347	6,324,622	–	2,722,808	(3,609,300)	(7,842,979)	4,557,047	1,204,451
Service Class	148,944	113,924	–	7,759	(59,682)	(22,206)	89,262	99,477
Consultant Class	2,365,956	1,647,679	–	1,023,989	(1,084,828)	(2,500,457)	1,281,128	171,211
Institutional Class		923		–		(377,887)		(376,964)
Royce Premier Fund

Investment Class	33,209,914	53,639,421	–	8,827,346	(19,591,091)	(58,637,000)	13,618,823	3,829,767
Service Class	4,466,380	5,348,009	–	383,647	(1,621,734)	(2,256,087)	2,844,646	3,475,569
Consultant Class	581,085	1,332,586	–	135,565	(378,554)	(378,405)	202,531	1,089,746
Institutional Class	4,086,362	9,882,703	–	548,524	(3,104,601)	(3,378,118)	981,761	7,053,109
W Class	1,263,468	17,309,734	–	775,404	(1,297,170)	(1,300,026)	(33,702)	16,785,112
Royce Low-Priced Stock Fund

Service Class	32,509,927	37,267,480	–	18,866,160	(45,063,593)	(115,496,874)	(12,553,666)	(59,363,234)
Institutional Class	18,617,111		–		(562,853)		18,054,258
Royce Total Return Fund

Investment Class	43,136,614	98,595,138	1,839,113	15,458,363	(50,505,182)	(81,004,995)	(5,529,455)	33,048,506
Service Class	5,629,053	8,879,001	129,677	1,232,723	(3,665,305)	(6,326,051)	2,093,425	3,785,673
Consultant Class	5,538,997	11,983,835	73,280	1,928,934	(4,508,333)	(6,665,163)	1,103,944	7,247,606
Institutional Class	5,111,271	10,036,722	96,986	748,174	(2,005,171)	(3,926,861)	3,203,086	6,858,035
W Class	3,512,610	11,312,663	82,980	526,548	(613,593)	(381,333)	2,981,997	11,457,878
Royce Heritage Fund

Service Class	241,771	172,123	–	553,942	(36,434)	(73,398)	205,337	652,667
Consultant Class	22,038	45,262	–	27,103	(38,805)	(6,960)	(16,767)	65,405
Royce Opportunity Fund

Investment Class	19,915,686	20,119,108	–	13,261,575	(15,293,620)	(38,130,917)	4,622,066	(4,750,234)
Service Class	6,026,624	4,624,272	–	1,664,571	(1,992,479)	(9,959,470)	4,034,145	(3,670,627)
Consultant Class	96,983		–		(191)		96,792
Institutional Class	3,333,676	4,722,232	–	1,706,892	(3,517,381)	(4,759,086)	(183,705)	1,670,038
Royce Special Equity Fund

Investment Class	1,355,068	2,979,823	–	981,268	(6,466,408)	(19,616,309)	(5,111,340)	(15,655,218)
Service Class	24,131	117,091	–	14,012	(271,699)	(375,033)	(247,568)	(243,930)
Consultant Class	43,613	194,370	–	24,067	(148,860)	(315,994)	(105,247)	(97,557)
Institutional Class	489,838	1,753,293	–	307,651	(1,587,655)	(2,114,696)	(1,097,817)	(53,752)
Royce Value Fund

Service Class	28,125,853	8,751,085	–	166,672	(4,154,981)	(1,794,075)	23,970,872	7,123,682
Consultant Class	61,608		–		–		61,608
Institutional Class	475,285		–		–		475,285
Royce Value Plus Fund

Service Class	38,950,940	16,948,190	–	594,673	(5,380,790)	(12,486,947)	33,570,150	5,055,916
Consultant Class	108,408		–		(824)		107,584
Institutional Class	63,664		–		(1,784)		61,880
Royce Technology Value Fund

Service Class	499,836	1,244,246	–	307,702	(1,102,017)	(2,629,537)	(602,181)	(1,077,589)
Royce 100 Fund

Service Class	1,190,258	1,059,678	–	85,122	(169,057)	(175,583)	1,021,201	969,217
Royce Discovery Fund

Service Class	64,813	154,255	–	43,116	(38,618)	(129,675)	26,195	67,696
Royce Financial Services Fund

Service Class	78,144	44,448	–	3,985	(3,595)	(17,607)	74,549	30,826
Royce Dividend Value Fund

Service Class	137,732	336,387	4,643	7,880	(47,018)	(34,795)	95,357	309,472

102 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through December 31, 2006 is shown below to the extent that it impacted net expenses for the six months ended June 30, 2006.

			Committed net annual					Six months
	Annual contractual		operating expense ratio cap					ended June 30, 2006
	advisory fee as a
	percentage of		Investment	Service	Consultant	Institutional	W	Net advisory	Advisory
	average net assets [b]		Class	Class	Class	Class	Class	fees	fees waived

Pennsylvania Mutual Fund	0.76	% [a]	N/A	1.14%	N/A	N/A	N/A	$12,363,526	$–
Royce Micro-Cap Fund	1.30%		N/A	1.66%	2.49%	N/A	N/A	5,233,210	–
Royce Premier Fund	0.97%		N/A	1.29%	N/A	N/A	N/A	21,909,748	–
Royce Low-Priced Stock Fund	1.12%		N/A	1.49%	N/A	1.24%	N/A	24,080,673	–
Royce Total Return Fund	0.95%		N/A	1.29%	N/A	N/A	N/A	27,980,217	–
Royce Heritage Fund	1.00%		N/A	1.49%	2.49%	N/A	N/A	346,993	–
Royce Opportunity Fund	1.00%		N/A	1.29%	2.49%	1.04%	N/A	10,546,416	–
Royce Special Equity Fund	1.00%		N/A	1.35%	N/A	N/A	N/A	3,275,797	–
Royce Value Fund	1.00%		N/A	1.49%	2.49%	1.04%	N/A	1,288,545	–
Royce Value Plus Fund	1.00%		N/A	1.49%	2.49%	1.04%	N/A	2,765,308	–
Royce Technology Value Fund	1.50%		N/A	1.99%	N/A	N/A	N/A	208,079	3,771
Royce 100 Fund	1.00%		N/A	1.49%	N/A	N/A	N/A	103,700	10,316
Royce Discovery Fund	1.00%		N/A	1.49%	N/A	N/A	N/A	–	19,292
Royce Financial Services Fund	1.00%		N/A	1.49%	N/A	N/A	N/A	–	10,503
Royce Dividend Value Fund	1.00%		N/A	1.49%	N/A	N/A	N/A	–	20,588

[a]	Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.0% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.
[b]	From a base annual rate of 1.00% (1.30% for Royce Micro-Cap Fund, 1.15% for Royce Low-Priced Stock Fund and 1.50% for Royce Technology Value Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion:
•	More than $2 billion to $4 billion	.05% per annum
•	More than $4 billion to $6 billion	.10% per annum
•	Over $6 billion	.15% per annum

Distributor: Royce Fund Services, Inc., the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce.

		Period ended June 30, 2006
	Annual contractual
	distribution fee as a percentage	Net	Distribution
	of average net assets	distribution fees	fees waived

Pennsylvania Mutual Fund – Service Class	0.25%	$2,178	$–
Pennsylvania Mutual Fund – Consultant Class	1.00%	5,078,904	–
Royce Micro-Cap Fund – Service Class	0.25%	4,788	–
Royce Micro-Cap Fund – Consultant Class	1.00%	1,021,070	–
Royce Premier Fund – Service Class	0.25%	215,424	–
Royce Premier Fund – Consultant Class	1.00%	266,457	–
Royce Low-Priced Stock Fund – Service Class	0.25%	4,301,500	868,913
Royce Total Return Fund – Service Class	0.25%	421,998	–
Royce Total Return Fund – Consultant Class	1.00%	3,230,664	–
Royce Heritage Fund – Service Class	0.25%	33,820	49,728
Royce Heritage Fund – Consultant Class	1.00%	12,798	–
Royce Opportunity Fund – Service Class	0.25%	262,438	–
Royce Opportunity Fund – Consultant Class	1.00%	1,217	–
Royce Special Equity Fund – Service Class	0.25%	8,231	–
Royce Special Equity Fund – Consultant Class	1.00%	86,316	–
Royce Value Fund – Service Class	0.25%	152,559	168,493
Royce Value Fund – Consultant Class	1.00%	694	–
Royce Value Plus Fund – Service Class	0.25%	300,572	390,141
Royce Value Plus Fund – Consultant Class	1.00%	1,812	–
Royce Technology Value Fund – Service Class	0.25%	19,772	15,536
Royce 100 Fund – Service Class	0.25%	–	28,504
Royce Discovery Fund – Service Class	0.25%	–	4,823
Royce Financial Services Fund – Service Class	0.25%	–	2,626
Royce Dividend Value Fund – Service Class	0.25%	–	5,147

THE ROYCE FUNDS SEMIANNUAL REPORT TO SHAREHOLDERS 2006 | 103

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2006, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:
	Purchases	Sales		Purchases	Sales

Pennsylvania Mutual Fund	$1,284,846,855	$554,741,672	Royce Value Fund	$279,003,987	$35,252,614
Royce Micro-Cap Fund	209,237,508	133,344,629	Royce Value Plus Fund	516,609,654	104,088,129
Royce Premier Fund	412,022,464	128,191,727	Royce Technology Value Fund	11,937,886	16,577,621
Royce Low-Priced Stock Fund	479,725,145	599,014,882	Royce 100 Fund	13,586,738	5,091,091
Royce Total Return Fund	794,908,582	688,586,363	Royce Discovery Fund	2,015,183	1,663,341
Royce Heritage Fund	42,789,023	39,588,971	Royce Financial Services Fund	421,039	185,738
Royce Opportunity Fund	537,003,305	486,469,588	Royce Dividend Value Fund	950,842	477,617
Royce Special Equity Fund	41,229,269	153,451,090

Class Specific Expenses:
Class specific expenses were as follows:

							Expenses
							Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser

Pennsylvania Mutual Fund - Investment Class	$–	$678,413	$296,503	$89,252	$(91,993)	$972,175	$–
Pennsylvania Mutual Fund - Service Class	2,178	5,002	796	901	(93)	8,784	5,702
Pennsylvania Mutual Fund - Consultant Class	5,078,904	187,662	147,381	22,991	(36,736)	5,400,202	–
	5,081,082	871,077	444,680	113,144	(128,822)
Royce Micro-Cap Fund - Investment Class	–	192,049	91,420	24,781	(24,351)	283,899	–
Royce Micro-Cap Fund - Service Class	4,788	6,670	768	766	(163)	12,829	6,639
Royce Micro-Cap Fund - Consultant Class	1,021,070	38,022	35,783	10,110	(7,306)	1,097,679	–
	1,025,858	236,741	127,971	35,657	(31,820)
Royce Premier Fund - Investment Class	–	1,593,512	260,624	59,287	(150,364)	1,763,059	–
Royce Premier Fund - Service Class	215,424	82,131	4,738	8,592	(6,984)	303,901	46,703
Royce Premier Fund - Consultant Class	266,457	15,376	11,352	6,432	(1,876)	297,741	–
Royce Premier Fund - Institutional Class	–	7,164	9,463	7,661	(11,088)	13,200	–
Royce Premier Fund - W Class	–	7,445	131,707	15,479	(11,868)	142,763	–
	481,881	1,705,628	417,884	97,451	(182,180)
Royce Low-Priced Stock Fund - Service Class	4,301,500	2,021,575	560,589	17,457	(161,629)	6,739,492	–
Royce Low-Priced Stock Fund - Institutional Class	–	6,673	5,497	28,564	(7,025)	33,709	–
	4,301,500	2,028,248	566,086	46,021	(168,654)
Royce Total Return Fund - Investment Class	–	2,061,531	473,725	60,995	(179,708)	2,416,543	–
Royce Total Return Fund - Service Class	421,998	178,793	6,712	6,508	(13,181)	600,830	80,870
Royce Total Return Fund - Consultant Class	3,230,664	125,827	107,623	13,864	(21,428)	3,456,550	–
Royce Total Return Fund - Institutional Class	–	6,837	8,788	3,630	(8,688)	10,567	–
Royce Total Return Fund - W Class	–	6,364	104,146	13,929	(6,650)	117,789	–
	3,652,662	2,379,352	700,994	98,926	(229,655)
Royce Heritage Fund - Service Class	33,820	17,509	9,246	9,392	(2,613)	67,354	–
Royce Heritage Fund - Consultant Class	12,798	10,319	2,294	4,815	(98)	30,128	12,673
	46,618	27,828	11,540	14,207	(2,711)
Royce Opportunity Fund - Investment Class	–	561,304	143,802	20,634	(67,673)	658,067	–
Royce Opportunity Fund - Service Class	262,438	96,702	5,594	9,038	(8,588)	365,184	90,436
Royce Opportunity Fund - Consultant Class	1,217	4,161	346	6,504	(10)	12,218	10,421
Royce Opportunity Fund - Institutional Class	–	6,806	1,856	2,835	(9,119)	2,378	–
	263,655	668,973	151,598	39,011	(85,390)
Royce Special Equity Fund - Investment Class	–	163,992	41,954	11,444	(18,238)	199,152	–
Royce Special Equity Fund - Service Class	8,231	6,368	753	1,144	(232)	16,264	6,432
Royce Special Equity Fund - Consultant Class	86,316	8,490	4,405	4,731	(571)	103,371	–
Royce Special Equity Fund - Institutional Class	–	6,215	2,306	14	(5,635)	2,900	–
	94,547	185,065	49,418	17,333	(24,676)
Royce Value Fund - Service Class	152,559	97,577	36,493	42,985	(10,778)	318,836	–
Royce Value Fund - Consultant Class	694	4,155	321	4,323	(6)	9,487	8,490
Royce Value Fund - Institutional Class	–	2,485	103	–	–	2,588	2,710
	153,253	104,217	36,917	47,308	(10,784)
Royce Value Plus Fund - Service Class	300,572	203,112	88,663	68,889	(22,147)	639,089	–
Royce Value Plus Fund - Consultant Class	1,812	4,175	372	4,406	(21)	10,744	8,114
Royce Value Plus Fund - Institutional Class	–	3,321	203	70	–	3,594	3,613
	302,384	210,608	89,238	73,365	(22,168)

104 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Tax Information:
At June 30, 2006, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation

Pennsylvania Mutual Fund	$2,826,065,622	$685,592,907	$837,158,294	$151,565,387
Royce Micro-Cap Fund	684,408,268	188,718,083	222,154,746	33,436,663
Royce Premier Fund	3,267,924,280	1,327,340,295	1,405,648,680	78,308,385
Royce Low-Priced Stock Fund	3,451,620,014	963,776,229	1,186,016,103	222,239,874
Royce Total Return Fund	4,625,551,764	1,266,689,363	1,418,947,855	152,258,492
Royce Heritage Fund	61,421,623	11,040,755	13,508,790	2,468,035
Royce Opportunity Fund	1,971,062,336	278,236,577	425,307,859	147,071,282
Royce Special Equity Fund	457,069,144	151,558,547	153,874,835	2,316,288
Royce Value Fund	360,151,851	10,882,582	29,406,110	18,523,528
Royce Value Plus Fund	711,889,037	44,347,808	86,312,448	41,964,640
Royce Technology Value Fund	30,038,124	(5,664,809)	871,573	6,536,382
Royce 100 Fund	24,373,961	2,076,774	3,031,648	954,874
Royce Discovery Fund	3,765,151	136,269	381,050	244,781
Royce Financial Services Fund	2,148,602	322,724	379,758	57,034
Royce Dividend Value Fund	3,988,169	442,326	587,000	144,674

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

Transactions in Affiliated Companies:
An “Affiliated Company,“ as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities. The following transactions were effected in shares of such companies for the six months ended June 30, 2006.

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/05	12/31/05	Purchases	Sales	(Loss)	Income	6/30/06	6/30/06

Pennsylvania Mutual Fund
Catapult Communications	819,600	$12,121,884	$2,827,230	$–	$–	$–	1,035,300	$11,284,770
Corillian Corporation *	2,582,891	7,025,464	111,251	2,606,237	168,675	–
Cutter & Buck	920,900	10,286,453	1,643,460	–	–	64,463	1,057,400	12,128,378
Digi International	1,016,600	10,664,134	1,568,869	–	–	–	1,160,400	14,539,812
InterVideo	843,400	8,897,870	–	976,420	(132,948)	–	767,700	7,500,429
Nu Horizons Electronics	1,278,134	12,909,153	186,795	227,312	5,243	–	1,278,134	12,333,993
Nutraceutical International	820,946	11,123,818	500,204	–	–	–	853,810	13,088,907
Pervasive Software	1,535,200	6,724,176	1,575,624	–	–	–	1,922,600	7,728,852
Radica Games	713,000	6,367,090	2,869,873	–	–	72,745	989,850	10,106,369
SM&A	1,240,400	10,208,492	3,700,886	116,900	3,503	–	1,819,900	11,101,390
Semitool	1,077,967	11,728,281	5,522,882	–	–	–	1,623,567	14,644,574
Stanley Furniture Company	604,424	14,010,548	4,949,896	2,289,000	312,433	98,364	695,324	16,666,916
Strattec Security	250,740	10,134,911	–	–	–	–	250,740	12,489,359
U.S. Physical Therapy	957,975	17,693,798	842,704	–	–	–	1,007,575	14,750,898
Weyco Group	580,500	11,087,550	195,500	–	–	93,780	590,500	13,711,410
Zapata Corporation	1,009,600	5,825,392	–	–	–	–	1,009,600	7,016,720
		166,809,014			356,906	329,352		179,092,777
Royce Micro-Cap Fund
Bio-Imaging Technologies	508,300	1,626,560	305,083	–	–	–	586,100	2,414,732
Bioveris Corporation	286,600	1,309,762	6,249,741	1,135,278	725,786	–	1,492,500	12,014,625
Jaco Electronics *	339,050	1,156,161	–	147,147	(60,534)	–
Key Technology	256,483	3,293,242	363,928	–	–	–	286,143	3,591,095
Orchid Cellmark	431,300	3,277,880	4,389,273	–	–	–	1,426,600	3,980,214
Peerless Manufacturing	156,400	2,737,000	–	–	–	–	156,400	3,745,780
		13,400,605			665,252	–		25,746,446
Royce Premier Fund
Arkansas Best	1,785,302	77,981,992	5,364,795	–	–	571,291	1,904,302	95,615,004
Cabot Microelectronics	2,030,800	59,563,364	–	5,083,444	425,967	–	1,880,800	57,007,048
Dionex Corporation	1,072,500	52,638,300	5,727,380	–	–	–	1,170,500	63,979,530
Dycom Industries	2,578,300	56,722,600	–	–	–	–	2,578,300	54,892,007
EGL	2,393,600	89,927,552	–	–	–	–	2,393,600	120,158,720
Lincoln Electric Holdings	2,769,597	109,842,217	–	–	–	1,052,447	2,769,597	173,515,252
Nu Skin Enterprises Cl. A	4,086,500	71,840,670	–	–	–	817,300	4,086,500	60,684,525
Pan American Silver	2,469,800	46,506,334	32,234,572	–	–	–	4,101,900	73,793,181
THE ROYCE FUNDS SEMIANNUAL REPORT TO SHAREHOLDERS 2006 | 105

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Transactions in Affiliated Companies (Continued):
		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/05	12/31/05	Purchases	Sales	(Loss)	Income	6/30/06	6/30/06

Royce Premier Fund (continued)
Ritchie Bros. Auctioneers	1,776,200	$75,044,450	$–	$–	$–	$543,517	1,776,200	$94,458,316
Schnitzer Steel Industries Cl. A	1,591,300	48,677,867	–	–	–	54,104	1,591,300	56,459,324
Simpson Manufacturing	2,713,400	98,632,090	24,958,097	–	–	446,616	3,388,400	122,151,820
Thor Industries	2,973,700	119,156,159	–	–	–	416,318	2,973,700	144,075,765
Viasys Healthcare	1,656,900	42,582,330	–	–	–	–	1,656,900	42,416,640
Winnebago Industries	2,946,400	98,056,192	2,463,655	–	–	543,852	3,021,400	93,784,256
Woodward Governor Company	640,604	55,098,350	–	–	–	384,362	1,921,812	58,634,484
		1,102,270,467			425,967	4,829,807		1,311,625,872
Royce Low-Priced Stock Fund
Arctic Cat	1,298,360	26,045,102	–	–	–	181,770	1,298,360	25,331,004
Bioveris Corporation *	2,343,400	10,709,338	–	17,911,574	(7,732,358)	–
Bruker BioSciences	6,009,800	29,207,628	–	–	–	–	6,009,800	32,212,528
Cache	1,032,300	17,879,436	–	192,913	73,879	–	1,017,800	17,648,652
Caliper Life Sciences	1,273,000	7,485,240	2,685,291	–	–	–	1,715,100	8,558,349
CEVA	1,306,800	8,180,568	–	–	–	–	1,306,800	7,553,304
Cell Genesys	3,345,004	19,835,874	129,956	2,728,674	(1,403,458)	–	3,180,600	15,966,612
CryptoLogic *	705,675	13,824,173	–	1,000,859	247,332	108,867
Discovery Partners International	2,409,200	6,384,380	–	–	–	–	2,409,200	6,263,920
ESS Technology	2,258,900	7,748,027	–	–	–	–	2,258,900	4,879,224
eFunds Corporation	3,241,700	75,985,448	–	3,379,241	1,881,525	–	3,041,700	67,069,485
4Kids Entertainment	671,600	10,537,404	–	–	–	–	671,600	10,886,636
Harris Steel Group	1,775,700	39,869,044	4,080,306	–	–	284,297	1,944,400	49,206,575
Hecla Mining Company	9,691,600	39,347,896	–	20,170,995	(3,169,183)	–	6,683,000	35,085,750
Input/Output	6,393,500	44,946,305	–	9,452,918	(870,207)	–	5,503,800	52,010,910
Insituform Technologies Cl. A	1,959,800	37,961,326	–	9,013,757	4,637,614	–	1,424,300	32,602,227
Integral Systems *	549,500	10,363,570	–	2,855,393	1,304,524	47,450
iPass	3,288,600	21,573,216	782,895	–	–	–	3,389,100	18,978,960
KVH Industries	1,202,200	11,757,516	–	–	–	–	1,202,200	14,017,652
Lexicon Genetics	4,071,100	14,859,515	–	–	–	–	4,071,100	17,872,129
Metal Management	2,311,900	53,774,794	–	–	–	346,785	2,311,900	70,790,378
Minefinders Corporation *	2,064,300	10,610,502	–	4,490,896	830,051	–
Natuzzi ADR	2,768,800	19,381,600	773,517	–	–	–	2,871,200	20,529,080
Northern Orion Resources	8,706,600	28,818,846	–	926,168	761,105	–	8,381,600	40,734,576
Olympic Steel	770,200	19,139,470	–	954,710	822,589	44,712	720,200	25,487,878
Omega Protein	1,844,500	12,376,595	–	–	–	–	1,844,500	10,661,210
Orchid Cellmark *	1,543,800	11,732,880	–	16,036,949	(9,228,791)	–
PC-Tel	1,358,600	11,901,336	–	–	–	–	1,358,600	11,602,444
Palm Harbor Homes	1,498,300	28,168,040	–	–	–	–	1,498,300	26,355,097
PLATO Learning	1,336,312	10,610,317	–	–	–	–	1,336,312	8,311,861
Possis Medical	1,134,000	11,283,300	–	–	–	–	1,134,000	9,990,540
Silver Standard Resources	3,019,500	46,228,545	19,514,394	5,407,826	1,342,928	–	3,627,600	72,552,000
Steel Technologies	612,200	17,135,478	6,480,148	–	–	91,830	962,200	18,705,168
Tesco Corporation	2,279,500	42,170,750	5,410,036	–	–	–	2,565,200	53,150,944
Topps Company (The) *	2,155,316	16,013,998	–	4,251,972	(667,704)	159,485
VIVUS	3,638,300	10,769,368	–	3,494,869	(1,198,290)	–	3,138,500	12,083,225
		804,616,825			(12,368,444)	1,265,196		797,098,318
Royce Total Return Fund
Bel Fuse Cl. B	439,150	13,964,970	9,289,993	525,206	35,944	46,613	715,256	23,467,549
Carmike Cinemas	689,000	17,473,040	–	–	–	241,150	689,000	14,524,120
Chase Corporation	319,800	4,621,110	–	–	–	–	319,800	4,733,040
Delta Apparel	648,495	10,084,097	9,444	499,026	180,104	56,951	609,660	10,449,572
Deswell Industries	946,075	10,179,767	100,502	2,886,487	(1,020,856)	226,248	769,027	6,490,588
EnergySouth	503,780	13,491,228	325,577	1,612,001	112,152	210,192	457,825	14,297,875
Fauquier Bankshares	251,200	6,154,400	–	–	–	91,688	251,200	6,028,800
Government Properties Trust	820,500	7,655,265	2,680,388	–	–	252,360	1,112,000	10,552,880
Mueller (Paul) Company	116,700	3,296,775	–	–	–	140,040	116,700	4,142,850
North Pittsburgh Systems	630,212	11,892,100	6,656,196	60,725	(13,006)	1,043,519	912,879	25,158,945
Preformed Line Products Company	334,265	14,303,199	496,377	1,694,437	112,917	124,843	295,720	11,207,788
Quixote Corporation	461,900	9,145,620	–	–	–	87,761	461,900	8,323,438
Stanley Furniture Company	220,724	5,116,382	10,245,456	–	–	64,263	618,200	14,818,254
Starrett (L.S.) Company Cl. A	444,000	6,899,760	–	–	–	88,800	444,000	6,060,600
		134,277,713			(592,745)	2,674,428		160,256,299
106 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Transactions in Affiliated Companies (Continued):
		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/05	12/31/05	Purchases	Sales	(Loss)	Income	6/30/06	6/30/06

Royce Opportunity Fund
Bakers Footwear Group	305,500	$4,698,590	$1,123,788	$386,792	$297,139	$–	342,400	$4,762,784
Baldwin Technology Company Cl. A *	805,300	3,261,465	–	239,243	187,660	–
Bell Industries	442,900	1,155,969	–	–	–	–	442,900	1,231,262
CPI Aerostructures	192,500	1,936,550	709,267	–	–	–	281,700	2,028,240
Computer Task Group	1,191,100	4,704,845	–	356,224	(138,981)	–	1,141,100	5,705,500
EMS Technologies *	575,246	10,181,854	881,957	–	–	–
Electroglas	1,114,427	3,231,838	858,452	–	–	–	1,329,127	4,040,546
Evans & Sutherland Computer	620,325	3,039,593	66,016	–	–	–	630,825	3,154,125
Gerber Scientific	1,441,800	13,798,026	23,375	346,555	132,865	–	1,403,600	18,260,836
Great Lakes Bancorp *	341,600	6,080,480	717,975	–	–	–
Interlink Electronics	795,775	2,856,832	–	195,525	(123,029)	–	770,775	2,389,403
Interphase Corporation	413,800	1,820,720	72,192	–	–	–	426,200	2,463,436
Majesco Entertainment Company	1,080,386	1,264,052	419,852	–	–	–	1,399,986	2,281,977
Nanometrics	507,800	5,590,827	1,922,945	91,818	3,129	–	659,400	6,547,842
Network Equipment Technologies	1,501,300	6,605,720	424,423	216,336	3,554	–	1,544,800	4,850,672
Printronix	339,681	5,217,500	–	–	–	47,555	339,681	4,551,725
REX Stores	513,000	7,715,520	1,102,745	783,881	9,376	–	533,400	7,654,290
Rubio’s Restaurants	506,200	4,758,280	708,553	–	–	–	581,700	4,944,450
SCM Microsystems	846,520	2,895,098	34,885	–	–	–	857,820	2,616,351
Sigmatron International	247,900	2,630,219	214,152	–	–	–	266,900	2,244,629
TRC Companies	683,600	7,485,420	2,994,774	2,104,864	(937,255)	–	817,800	8,611,434
Tripos	530,022	1,563,565	–	36,080	(19,531)	–	522,022	1,132,788
Versant Corporation	231,250	1,264,938	165,821	–	–	–	262,750	1,760,425
		103,757,901			(585,073)	47,555		91,232,715
Royce Special Equity Fund
CSS Industries	553,200	16,999,836	–	–	–	132,768	553,200	15,904,500
Chromcraft Revington *	332,500	4,355,750	–	537,160	(54,652)	–
Frisch’s Restaurants	300,000	7,335,000	–	66,592	(7,064)	65,450	297,500	7,059,675
Hampshire Group	480,000	11,424,960	–	–	–	–	480,000	8,160,000
Hawkins	545,400	7,630,146	29,438	–	–	109,080	547,500	7,667,738
Lawson Products	505,000	19,058,700	–	–	–	202,000	505,000	19,907,100
Met-Pro Corporation	846,666	10,041,459	–	248,102	43,700	104,604	827,000	10,345,770
Mity Enterprises	201,500	3,590,730	–	–	–	–	201,500	3,647,150
National Dentex	348,000	7,843,920	–	644,810	116,408	–	314,487	7,296,098
National Presto Industries	540,000	23,949,000	152,263	602,423	109,186	1,151,796	529,900	27,703,172
		112,229,501			207,578	1,765,698		107,691,203
Royce Value Plus Fund
Answers Corporation	125,210	1,435,783	4,761,727	–	–	–	531,010	5,055,215
		1,435,783			–	–		5,055,215

*Not an Affiliated Company at June 30, 2006.
THE ROYCE FUNDS SEMIANNUAL REPORT TO SHAREHOLDERS 2006 | 107

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2006 and held for the entire six-month period ended June 30, 2006. Service and Consultant Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2006 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				HYPOTHETICAL
	ACTUAL			(5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/06	6/30/06	Period (1)	1/1/06	6/30/06	Period (1)	Ratio (2)

Investment Class

Pennsylvania Mutual Fund	$1,000.00	$1,061.20	$4.45	$1,000.00	$1,020.48	$4.36	0.87%
Royce Micro-Cap Fund	1,000.00	1,118.90	7.51	1,000.00	1,017.70	7.15	1.43%
Royce Premier Fund	1,000.00	1,049.80	5.54	1,000.00	1,019.39	5.46	1.09%
Royce Total Return Fund	1,000.00	1,055.60	5.56	1,000.00	1,019.39	5.46	1.09%
Royce Opportunity Fund	1,000.00	1,097.60	5.77	1,000.00	1,019.29	5.56	1.11%
Royce Special Equity Fund	1,000.00	1,049.70	5.74	1,000.00	1,019.19	5.66	1.13%

Service Class

Pennsylvania Mutual Fund	1,000.00	1,059.40	5.82	1,000.00	1,019.14	5.71	1.14%
Royce Micro-Cap Fund	1,000.00	1,118.00	8.72	1,000.00	1,016.56	8.30	1.66%
Royce Premier Fund	1,000.00	1,048.90	6.55	1,000.00	1,018.40	6.46	1.29%
Royce Low-Priced Stock Fund	1,000.00	1,094.00	7.63	1,000.00	1,017.50	7.35	1.47%
Royce Total Return Fund	1,000.00	1,055.00	6.57	1,000.00	1,018.40	6.46	1.29%
Royce Heritage Fund (3)	1,000.00	1,136.30	6.99	1,000.00	1,018.25	6.61	1.32%
Royce Opportunity Fund	1,000.00	1,096.50	6.71	1,000.00	1,018.40	6.46	1.29%
Royce Special Equity Fund	1,000.00	1,048.20	6.86	1,000.00	1,018.10	6.76	1.35%
Royce Value Fund	1,000.00	1,063.10	6.65	1,000.00	1,018.35	6.51	1.30%
Royce Value Plus Fund	1,000.00	1,086.50	6.57	1,000.00	1,018.50	6.36	1.27%
Royce Technology Value Fund	1,000.00	1,027.60	10.00	1,000.00	1,014.93	9.94	1.99%
Royce 100 Fund	1,000.00	1,055.90	7.60	1,000.00	1,017.41	7.45	1.49%
Royce Discovery Fund	1,000.00	1,028.40	7.49	1,000.00	1,017.41	7.45	1.49%
Royce Financial Services Fund	1,000.00	1,092.70	7.73	1,000.00	1,017.41	7.45	1.49%
Royce Dividend Value Fund	1,000.00	1,072.80	7.66	1,000.00	1,017.41	7.45	1.49%
108 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

				HYPOTHETICAL
	ACTUAL			(5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/06	6/30/06	Period (1)	1/1/06	6/30/06	Period (1)	Ratio (2)

Consultant Class

Pennsylvania Mutual Fund	$1,000.00	$1,055.60	$9.43	$1,000.00	$1,015.62	$9.25	1.85%
Royce Micro-Cap Fund	1,000.00	1,113.50	12.63	1,000.00	1,012.84	12.03	2.41%
Royce Premier Fund	1,000.00	1,044.10	10.69	1,000.00	1,014.33	10.54	2.11%
Royce Total Return Fund	1,000.00	1,050.90	10.42	1,000.00	1,014.63	10.24	2.05%
Royce Heritage Fund (3)	1,000.00	1,129.30	13.15	1,000.00	1,012.45	12.42	2.49%
Royce Opportunity Fund	1,000.00	941.20	11.98	1,000.00	1,012.45	12.42	2.49%
Royce Special Equity Fund	1,000.00	1,044.20	11.35	1,000.00	1,013.69	11.18	2.24%
Royce Value Fund	1,000.00	936.90	11.96	1,000.00	1,012.45	12.42	2.49%
Royce Value Plus Fund	1,000.00	941.50	11.99	1,000.00	1,012.45	12.42	2.49%

Institutional Class

Royce Premier Fund	1,000.00	1,049.70	5.08	1,000.00	1,019.84	5.01	1.00%
Royce Low-Priced Stock Fund	1,000.00	1,073.90	6.12	1,000.00	1,018.89	5.96	1.19%
Royce Total Return Fund	1,000.00	1,057.10	5.05	1,000.00	1,019.89	4.96	0.99%
Royce Opportunity Fund	1,000.00	1,098.10	5.36	1,000.00	1,019.69	5.16	1.03%
Royce Special Equity Fund	1,000.00	1,050.40	5.34	1,000.00	1,019.59	5.26	1.05%
Royce Value Fund	1,000.00	976.20	5.10	1,000.00	1,019.64	5.21	1.04%
Royce Value Plus Fund	1,000.00	920.40	4.90	1,000.00	1,019.69	5.16	1.03%

W Class

Royce Premier Fund	1,000.00	1,049.20	5.54	1,000.00	1,019.39	5.46	1.09%
Royce Total Return Fund	1,000.00	1,056.40	5.66	1,000.00	1,019.29	5.56	1.11%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days (to reflect the half year period).
(2)	Annualized expense ratio used to derive figures in the table based on the most recent fiscal half year.
(3)	GiftShare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.
THE ROYCE FUNDS SEMIANNUAL REPORT TO SHAREHOLDERS 2006 | 109

NOTES TO PERFORMANCE AND OTHER IMPORTANT INFORMATION

      The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2006, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2006 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

      The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Russell 2500, Nasdaq Composite and S&P 500 are unmanaged indices of domestic common stocks. Returns for the market indices used in this report were based on information supplied to Royce by Frank Russell. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

      The Funds invest primarily in securities of mid-, small- and/or micro-cap companies, that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling 1-800-221-4268, or by visiting www.roycefunds.com. All publicly released material information is always disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
      This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

      This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.

      The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

110  |  THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

      At meetings held on June 7-8, 2006, The Royce Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and each of Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund and Royce Dividend Value Fund (the “Funds”) and the Investment Sub-Advisory Agreement with JHC Capital Management, LLC (“JHC Capital”) relating to Royce Technology Value Fund (“RTV”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each of the Funds with other mutual funds in their “peer group”, information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. The Board also reviewed similar information provided by JHC Capital regarding RTV. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process such as payments made to R&A or its affiliates relating to distribution of Fund shares, allocation of Fund brokerage fees, and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A and JHC Capital. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements and the Investment Sub-Advisory Agreement, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds and Investment Sub-Advisory Agreement for RTV were considered at the same Board meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:

      The nature, extent and quality of services provided by R&A: The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 30 years of small-cap value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of the Funds; (iii) R&A’s sole focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing the Funds’ over more than 30 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of existing shareholders, establishing breakpoints for a number of funds and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract quality and experienced personnel. The trustees concluded that the services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund. The trustees considered similar factors concerning JHC Capital and concluded that the scope of services provided by JHC Capital would be suitable for RTV.

      Investment performance of the Funds and R&A:  In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess return by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to five years. Except as described below, all of the Funds fell in the 1st or 2nd quartiles within their small-cap universe categories for the three- and five-year periods ended December 31, 2005. Royce Opportunity Fund (“ROF”) placed in the 3rd quartile for the three- and five-year periods within Morningstar’s small value category. However, if Morningstar had used the small blend category for its peer comparison (ROF is currently in Morningstar’s small blend investment style box), ROF would place in the 2nd quartile for each period. Royce Low-Priced Stock Fund (“RLP”) placed in the 3rd quartile for the three-year period within its small blend category as its volatility (standard deviation) for the three-year period was higher than R&A would have expected. Its longer-term results are in the top two quartiles of both its category and the small-cap universe. Royce Special Equity Fund placed in the bottom quartile for the three-year period as its returns during the recent strong small-cap market have significantly lagged its category peers. It standard deviation remains in the top 5th percentile in its category. RTV placed in the 3rd quartile in its category for the three-year period as the technology market has favored larger cap stocks. This is evidenced by RTVs 2nd quartile Sharpe Ratio performance within its peer group. In addition to the Funds’ risk-adjusted performance the trustees also reviewed and considered each Fund’s absolute total returns, down-market performance and, for the Funds in existence for such periods, long-term performance records over periods of 15 years or longer.

THE ROYCE FUNDS SEMIANNUAL REPORT TO SHAREHOLDERS  |  111

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (continued)

      The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each Fund’s performance supported the renewal of its Investment Advisory Agreement. The trustees reached similar conclusions for JHC Capital regarding the Investment Sub-Advisory Agreement for RTV.

      Cost of the services provided and profits realized by R&A from its relationship with each Fund: The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees noted that at times R&A had closed certain of the Funds to new investors because of the rate of growth in Fund assets. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided. The trustees also received information on the costs of the services provided and profits realized by JHC Capital with respect to RTV and concluded that JHC Capital’s profits were reasonable in relation to the nature and quality of services provided.

      The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of sale: The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large cap stocks. The trustees noted that in 2004 breakpoints had been added to the investment advisory fees for all Funds except Pennsylvania Mutual Fund (“PMF”) (PMF’s fee schedule already had breakpoints) and that the contractual investment advisory fee rate for Royce Micro-Cap Fund (“RMC”) and RLP had been reduced. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.

      Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. Except as described below, the net expense ratios for the Funds ranked within the 1st and 2nd quartile among their peers, as selected by Morningstar. It was noted that RMC has a narrow peer group for purposes of the Morningstar expense ratio analysis, which uses only eight other micro-cap funds, where it placed sixth of nine. If all 44 micro-cap funds with 12b-1 fees less than or equal to 0.25% were included in the peer analysis, the average expense ratio would be 1.48%, equal to that of RMC. It was noted that RLP’s net expense ratio was in the 4th quartile of the Morningstar peer group, but that RLP's expense ratio includes a distribution fee of up to 0.25%. Of the 0.26% differential between RLP’s expense ratio and the peer median, 0.13% is due to the higher distribution expense of RLP (only three other peers have a 0.25% distribution fee). RLP’s higher management fee, reflecting the Fund’s use of low-priced and micro-cap stocks, which are harder to research and trade, accounts for the remainder of the difference. RTV’s expense ratio placed it in the 4th quartile of its Morningstar peers, but it was noted that RTV’s investment approach is significantly different from most of the funds in the Morningstar technology category, which invest in stocks having much larger market capitalizations. The trustees noted that the level of research necessary for a small-cap oriented bottom-up approach, as used by JHC Capital for RTV, is greater than necessary for larger-cap stocks. Royce Value Plus Fund’s net expense ratio placed at the Morningstar peer group median.

      The trustees noted that R&A has waived advisory fees in order to maintain expense ratios at competitive levels and acknowledged R&A’s intention to continue this expense limitation practice. The trustees also considered fees charged by R&A to institutional and other clients and noted that the Funds’ advisory fees compared favorably to these other accounts.

      After the non-interested trustees deliberated in executive session, the entire Board, including all the non-interested trustees, approved the renewal of the existing Investment Advisory Agreements and the Investment Sub-Advisory Agreement, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

112  |  THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

POSTSCRIPT

Party People

For members of our investment staff, conversations at parties or other social gatherings usually follow a familiar pattern. Introductions are made, pleasantries are exchanged and soon the talk circles around to what people do for a living. When one of our staff says, “Investment management” or “Mutual funds,” the responses generally include inquiries about which firm we work for or what sort of investments we make.

     Occasionally, when we mention that we manage money for The Royce Funds, people recognize the name–some even know that we’re a small-cap value shop or mention Chuck’s ubiquitous bow ties. Often, though, a few seconds of awkward silence ensues, followed by a quick nod and an attempt at reassurance, as if we’d be crestfallen that someone might not be familiar with one of the hundreds of mutual fund companies that exist today. To puncture the silence, they’ll say something like, “Oh sure, Royce. . . yes, of course. . . no, I’ve heard of you, definitely. . . great company. . . really terrific. . . I think my niece owns one of your, uh, funds.” At this, we usually smile politely, nod and reach for the shrimp.

     More recently, however, we were taken aback at a question from a fellow guest who was familiar with the firm: “Why do you people have so many funds if all you do is small-cap value investing?” To be honest, we seldom thought much about this, and at first we were a bit defensive. We wondered–not aloud, fortunately–if managers at Fidelity or Vanguard get these kinds of questions? Are fund managers whose firms offer multiple large-cap or fixed income portfolios ever buttonholed at parties and asked to justify the existence of half their product offerings? Didn’t the person asking this question know that small-cap represents the largest domestic equity class in the U.S., with more than 8,000 publicly traded companies totaling more than $2.7 trillion in total market capitalization?

     But we stopped ourselves before slipping into a lecture on the wondrous variety of our chosen asset class. Taking a deep breath, we relaxed as soon as we realized that it wasn’t facts such as those mentioned above that we were battling; it was the perception that if you do one thing well, there must be only one way to do it. The truth is a little more complicated, and more difficult to explain in the language of light chatter that animates a party.

     We have always thought of small-cap value investing as an approach that encompasses a range of possible styles. Our opportunity to see this theory work in practice came in the late ’90s. Whitney George began to manage portfolios on his own just before Buzz Zaino and Charlie Dreifus joined us early in 1998. Each of their approaches has important differences and similarities to the one Chuck Royce has been refining since 1972. The same holds true for the rest of the talented group of portfolio managers and analysts who work with us today. Each of them brings something unique to the portfolio process, while sharing our overall goal of finding high-quality, undervalued small companies.

     Equally important is the enormous expansion in the number of small-cap companies available for potential investment over the last two decades. In 20 years, the number of companies has nearly doubled and the total market capitalization has increased by more than seven times: At the end of 1985, there were 4,781 companies with market caps less than $500 million (the commonly accepted definition of small-cap at the time) representing $348.7 billion in total market capitalization (Source: FactSet). We have introduced newer portfolios over the last 10 years in response to this extraordinary growth. The rapid expansion of small-cap has allowed us to bring out these new offerings.

Now maybe we can get back to cordial introductions, vacation talk and hors d’oeuvres.

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The RoyceFunds

Wealth Of Experience
With approximately $25.1 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes six other Portfolio Managers, as well as eight assistant portfolio managers and analysts, and six traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $111 million invested in The Royce Funds.

General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268 Shareholder Services (800) 841-1180 Automated Telephone Services (800) 78-ROYCE (787-6923)	Advisor Services For Fund Materials, Performance Updates, Account Inquiries (800) 33-ROYCE (337-6923) Broker/Dealer Services For Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)

www.roycefunds.com
This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.
OE-REP-0606

S E M I A N N U A L R E V I E W
Royce Select Fund I Royce Select Fund II Royce Select Fund III	AND R E P O R T T O S H A R E H O L D E R S 2006
TheRoyceFund
www.roycefunds.com	VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS

A GUIDE TO THE ROYCE SELECT FUNDS

Royce Select Fund I (RS1), co-managed by Chuck Royce and Lauren Romeo, invests in both long and short positions in equity securities. The long portion of the Fund's portfolio is invested in a limited number of mid-, small- and micro-cap companies that Royce believes possess excellent business strengths and/or prospects, high internal rates of return and low leverage. We believe that investors in the Fund should have a long-term investment horizon of at least three years.

Royce Select Fund II (RS2), co-managed by Chuck Royce and James Harvey, invests in both long and short positions in equity securities. The long portion of the Fund’s portfolio is invested in a limited number of mid-, small- and micro-cap companies that possess excellent business strengths and/or prospects, high internal rates of return and low leverage. We believe that investors in the Fund should have a long-term investment horizon of at least three years.

Royce Select Fund III (RS3), managed by Whitney George, invests in both long and short positions in equity securities. The long portion of the Fund’s portfolio is invested in a limited number of mid-, small- and micro-cap companies that possess excellent business strengths and/or prospects, high internal rates of return and low leverage. We believe that investors in the Fund should have a long-term investment horizon of at least three years.

WHO IS ELIGIBLE TO PURCHASE ROYCE SELECT FUNDS I, II, AND III?

All three Royce Select Funds are designed for qualified investors, defined as one who meets the Securities and Exchange Commission's definition of the qualified client. The term “qualified client” includes:

a)
an individual who, or a corporation, partnership, trust or other company that, Royce (and any person acting on its behalf ) reasonably believes, immediately prior to the purchase, has a net worth (in the case of an individual, together with assets held jointly with a spouse) of more than $1,500,000 at the time of the purchase; or

b)	an individual who, or a company that, immediately after the purchase owns Fund shares having a net asset value of at least $750,000.
The requirement that Fund shares be purchased only by qualified investors applies to both initial and subsequent investments in the Fund.
HOW CAN A QUALIFIED INVESTOR PURCHASE SHARES OF THE FUNDS?

Royce Select Fund I is available directly through Royce or through advisors in Schwab's Mutual Fund Marketplace and T.D. Waterhouse's Mutual Fund Network. It is not a part of Schwab's or any other NTF program.

Royce Select Funds II and III are only available directly through Royce.

For more information, please call Investor Services at (800) 221-4268.

WHAT IS UNIQUE ABOUT ROYCE SELECT FUNDS I, II AND III?

The Funds share a unique fee and expense structure that is tied directly to each Fund's respective performance. Each Fund pays a management fee to Royce equal to 12.5% of its pre-fee total return to a performance peak. Royce absorbs all other ordinary expenses of each Fund. Each Fund's management fee is subject to a high watermark, which means that Royce will only receive a fee during periods of positive performance from a prior peak for the given Fund. If the total return recedes from the high watermark, no fee will be taken until the Fund's pre-fee total return once again exceeds the high watermark. It is calculated in a manner that we believe is equitable for the investor and aligns the adviser’s interests with the shareholders'. The real advantage is that during low-return periods, the expenses have a much more modest impact on returns, and during negative-return periods, there are no ordinary expenses charged to the Fund. Please read the Funds’ prospectus carefully before investing.

Charles M. Royce, President

When we discuss specific security

selection criteria for many ofThe

Royce Funds, four qualities are

commonly listed: a strong balance

sheet, a history of earnings, high

internal rates of return and the

ability to generate free cash flow.

Each is a critical part of

determining both a company’s

current quality and the likelihood

that it will be able to maintain

that quality in the future. They

are also in many ways interrelated.

For example, previously we

discussed the importance of a low-

debt, asset-rich balance sheet in

helping to maintain or fuel

earnings, especially when a business

is experiencing earnings trouble.

Similarly, a company’s ability to

generate free cash flow is often

linked to its ability to sustain

positive earnings and to generate

high internal rates of return. We

think that it’s a positive sign

Continued on Page 4...

	PERFORMANCE TABLE

	AVERAGE ANNUAL TOTAL RETURNS June 30, 2006
						Since
	FUND	Jan-June[2]	1-Year	3-Year	5-Year	Inception (Date)

	Royce Select Fund I1	5.43%	18.25%	20.63%	13.17%	18.50%	11/18/98

	Royce Select Fund II1	15.22	20.93	n/a	n/a	20.93	6/30/05

	Royce Select Fund III[1]	9.94	26.81	n/a	n/a	26.81	6/30/05

	Russell 2000	8.21	14.58	18.70	8.50	n/a

[1]  The one-year results for each Fund and the since inception results for Royce Select Fund II and Royce Select Fund III are adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

	[2] Not annualized.

	IMPORTANT PERFORMANCE AND RISK INFORMATION

All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective prospectus). Please read the prospectus carefully before investing or sending money.

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2006, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2006 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future.

2 | THIS PAGE IS NOT PART OF THE 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

LETTER TO OUR SHAREHOLDERS

Value In Vogue?
After three full decades managing small-cap value portfolios, we thought that we had seen all of the various movements, fads and trends that periodically capture the imaginations (to say nothing of the wallets) of investors. It was always easy for us to be amused at such things. Being value investors, with that term’s inherent sense of caution and conservatism, we have always measured a comfortable distance between the work that we do and anything that smacks of trends in equity investing. With its emphasis on attributes such as patience and diligence, with its demands of long hours of detailed research, value seems by nature not simply unfashionable, but nearly impervious to the short-term mindsets that typically dominate the stock market equivalent of the runways of Paris, Milan and Manhattan. Even earlier in the current decade, when value, especially small-cap value, began scoring high returns and glowing press, it did not appear to capture the investment Zeitgeist in quite the same way that large-cap or Technology investments had during the ‘90s. This was more than all right with us. After all, we’re not exactly high-fashion material (there’s a reason we always look better in cartoon form), and we did not think that our approach was, either.

     Yet here we are just past the halfway mark of 2006, and in our view small-cap value investing is nearing the end of its stint as domestic investment’s hottest approach. How did our style become so stylish? Its success over the last several years occurred during a period in which few alternatives in the domestic equity universe could compete with its strong results. As measured by the Russell 2000, small-cap bested large-cap (as measured by the S&P 500) for the one-, three-, five-, 10- and 15-year periods ended 6/30/06. In turn, the Russell 2000 Value index outperformed the Russell 2000 for each of these periods as well as the 20- and

The market still awaits Next Year’s Model, but small-cap value’s unexpected turn on the runway should hardly result in obsolescence.

THIS PAGE IS NOT PART OF THE 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 3

when earnings and cash flows

are closely aligned.

Cash flow is usually defined as the

amount of net cash that a company

brings in that may be used for

various company purposes, such as

to build assets or pay dividends.

(Cash flow can also be negative, in

which case there are no funds with

which to further capitalize business

activities or make payouts to

shareholders.) For most businesses,

cash flow comes from three

activities—operations, investment

and financing.

Our preference in most cases is for a

company that generates the bulk of

its net cash flow from operations,

from the day-to-day activities of its

business. Cash flow from operations

is also significant because it may

likely affect the other two activities.

Although they are similar

in that they help us to understand

a company’s profitability, cash flow

differs from earnings (the profits a

company makes) because it

also takes into account certain non-

cash accounting items, most

importantly depreciation.

Continued on Page 6...

LETTER TO OUR SHAREHOLDERS

25-year periods ended 6/30/06. These terrific results led to the plainly dressed small-cap value approach attracting speculative dollars from short-term investors, money hungry for the Next Big Thing that probably originated from those whose only experience with smaller stocks would most likely have come on the growth side. It was not long ago that this activity would have been difficult, if not impossible, without considered investments in specific small-cap stocks or astute choices in small-cap value mutual funds. However, with the advent of investment vehicles such as ETFs (Exchange Traded Funds), moving quickly in and out of virtually any equity style index has become more convenient for investors of all tastes, temperaments and time frames.

      What becomes of investment approaches when they are no longer considered the most fashionable? We suspect that styles such as ours will manage just fine beyond the glare of the hot lights just as they did before they became trendy. Although the last few years have been wonderful, the rally has been top-heavy with an extended run for energy stocks (that may not be over) and shorter, less stellar bursts in other areas. This leaves ample room for potential growth in those places that have enjoyed only intermittent success or have been mostly left out. The market still awaits Next Year’s Model, but small-cap value’s unexpected turn on the runway should hardly result in obsolescence.

Is Large the New Small?
Our track record for large-scale stock market prognostication is checkered at best—we like to joke that we’ve called 10 of the last three corrections. Still, the case for emerging large-cap leadership remains compelling to us, even as it’s also important to re-assert our view that any leadership phase in the coming months is likely to be short-lived, whether for large-caps, as measured by the S&P 500, or small-caps, as measured by the Russell 2000. The 10-year period ended 12/31/05 offered an almost eerily symmetrical split between long-term periods first of large-cap, then of small-cap dominance. We do not expect anything resembling the previous 10 years in terms of the time span of asset-class leadership or the breadth in performance spreads. We continue to believe that the stock market will be characterized by frequent leadership rotation and low returns.

      After narrowly outperforming small-cap stocks in 2005, large-caps took their by-now-familiar position in the back seat to small-cap during the first half of 2006. The Russell 2000 was up 8.2% for the year-to-date period ended 6/30/06, versus a gain of 2.7% for the S&P 500 (and a loss of 1.5% for the still-struggling Nasdaq Composite). Small-cap’s advantage came primarily from its considerable outperformance in the bullish first quarter, when the Russell 2000 was up 13.9% versus a gain of 4.2% for the S&P 500. When stock prices began to correct in the second quarter, large-cap outperformed (-1.4% for the S&P 500 versus -5.0%

4 | THIS PAGE IS NOT PART OF THE 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

for the Russell 2000). The pattern of small-cap leading in brief up-market phases then ceding leadership to large-cap during equally brief downturns dates back to 2003.

      The down-market resilience of large-cap stocks seems to us to be the central story of the recent decline. Our earlier contention, made in our 2005 Annual Review and Report, was that large-cap would lose less during declines, which has been the case so far in 2006. We also surmised that small-cap would have an edge in any subsequent rally, which held true in the first quarter. Yet we are no longer convinced that small-cap will lead in every subsequent bullish phase. An underreported element in the downturn was the tightening of liquidity on a worldwide level. The combination of better near-term down market results for large-cap stocks and the widespread liquidity crunch is likely to draw investors in the short run to cash, bonds and what they perceive to be stable, high-quality equities. In other words, the unfashionable nature of large-cap stocks may be exactly what helps to make them fashionable again.

Value—Always in Style?
Of course, no style has been more fashionable in the current decade than small-cap value. However much we may think of our work as an all-weather strategy—a fashion perennial more akin to a navy blazer or black cocktail dress than the latest creations adorning the windows of boutiques on Rodeo Drive—there’s no denying the recent attraction of small-cap value for investors burdened with what we would describe as the investment equivalent of short attention spans. And its long run in the current decade has indeed been wildly impressive. The Russell 2000 Value index outpaced its small-cap growth counterpart, as measured by the Russell 2000 Growth index, for the one-, three-, five-, 10-, 15-, 20- and 25-year periods ended 6/30/06. One notable aspect of small-cap value’s remarkable run in the current decade has been its absolute and relative strength during the most recent long-term

We do not expect anything resembling the previous 10 years in terms of the time span of asset-class leadership or the breadth in performance spreads. We continue to believe that the stock market will be characterized by frequent leadership rotation and low returns.

THIS PAGE IS NOT PART OF THE 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 5

LETTER TO OUR SHAREHOLDERS

A company’s statement of cash

flows is crucial, because it

provides a record of how the firm

has handled cash inflows and

outflows over a given quarterly or

annual period.

It also helps to reconcile

information found on the balance

sheet (which shows a firm’s assets

and liabilities) and the income

statement (which shows all revenue,

costs, expenses and earnings).

While the balance sheet can be used

to determine the increase or

decrease in assets and the

income statement shows the

profits that have made an impact

on that growth (or lack thereof),

the statement of cash flows gives

us an idea of how that growth

was financed. It tells the story of

where the money came from and

where it went.

This is especially relevant for

capital-intensive businesses such as

industrial companies that maintain

physical plants and own stores of

equipment that will eventually need

upgrading or replacing.

Continued on Page 8...

up-market period. From the small-cap market trough on 10/9/02 through 6/30/06, the Russell 2000 Value index gained 140.1% versus 123.1% for the Russell 2000 Growth index. Small-cap value’s recent short-term returns were also strong. For the year-to-date period ended 6/30/06, the small-cap value index was up 10.4% versus 6.1% for the small-cap growth index. Although it trailed growth in the first quarter (+13.5% versus +14.4%), it moved ahead in the second, -2.7% versus -7.3%.

      Investors can thus be forgiven if they’re a little anxious about small-cap value’s ongoing prospects. Our admittedly biased view is that small-cap value should be all right, even if its days of doing star turns on the most chic runways may be drawing to a close. Although returns for the approach seldom reached the same levels, its performance in the current decade is analogous to some degree to what large-cap stocks were during the mid-to-late ‘90s—a fashionable area where people were putting money almost to the exclusion of the rest of the stock market. Now that the attention seems to be waning, we are finally beginning to see valuations come back to what we regard as more sensible levels throughout the small-cap world, although the number of bargains as of this writing is still not as plentiful as we would like.

Royce on the Runway
While the first six months of 2006 were terrific for the Russell 2000 (and the Russell 2000 Value index), the results were more mixed for the three Royce-managed portfolios in this Review and Report. All three Funds posted solid performance in the first half of 2006. Royce Select Fund II and Royce Select Fund III both outperformed their small-cap benchmark, the Russell 2000, for the year-to-date period ended 6/30/06, while Royce Select Fund I trailed the benchmark. However, we were pleased on the whole with the Funds’ results on an absolute basis, though underperforming the benchmark is never enjoyable, even over a short-term time period.

     In the small-cap world as a whole, energy stocks enjoyed a strong first half, as did many Industrial Products and Services companies.(First-half gains for Royce Select Fund III most

6 | THIS PAGE IS NOT PART OF THE 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

closely paralleled those of the Russell 2000.) However, we enjoyed success in other areas as well, including Technology, which was the top-gaining sector on a dollar basis in Royce Select Fund I and a solid positive contributor in Royce Select Fund II and Royce Select Fund III.

From the Catwalk to the Coal Mine?
Some investors may be concerned that small-cap’s run has been of such long duration that the asset class is poised for a long period of desultory performance, with the recent downturn a harbinger of things to come. We respectfully disagree. The recent decline has been fairly benign as corrections go and hardly catastrophic for small-cap as a whole. In the coming months, we think that micro-cap stocks will be the area to watch most closely as a potential indicator of small-cap movement. They are generally more volatile to begin with, and having enjoyed strong performance over the last few years, they are especially vulnerable to nervous investors looking for safety. For the more fatalistic among us, they are the canary in the small-cap coal mine in that any major decline for our asset class would probably begin with them. However, we’re more confident about the prospects for the entire small-cap area. We do not believe that the recent down-market period marks the beginning of a severe and/or long-term bear market for any asset class, including micro-caps. What we have been seeing lately seems to us less serious and more in line with what has happened historically following successful, speculative periods. The really interesting element in the downturn has been that several typically non-correlated asset categories—small-cap stocks, natural resources stocks and commodities, real estate and emerging markets—were coming off strong long-term performances and then began to correct at more or less the same time in the spring of this year. It’s been an odd confluence of declining performance that we believe has been making the downward move look more severe than it really is.

     We define a correction as a decline of 15% or more from a previous small-cap peak. It remains too early to tell whether the current decline will reach this level (as of this writing it has not). However, like any previous decline, it has presented us with some discrete purchase opportunities, even as it has caused pain for investors. Although a market that steadily climbed year after year would make investors sleep more soundly, it is volatility that helps to create the pricing inefficiencies that attract value investors like ourselves. As any market sell-off worsens, quality companies are often lumped together with weaker ones, as short-term investors rush for the exits. This leaves many worthwhile companies trading for less than our estimate of their intrinsic value, piled among the rubble of companies walloped by the correction. The current decline has begun to create such situations, though not yet in large numbers. At least in the short run, further erosion in stock prices would not be the worst thing that could happen to small-cap stocks.

Although returns for the approach seldom reached the same levels, small-caps’ performance in the current decade is analogous to some degree to what large-cap stocks were during the mid-to-late ‘90s—a fashionable area where people were putting money almost to the exclusion of the rest of the stock market.

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LETTER TO OUR SHAREHOLDERS

Without positive cash flow, these

businesses are likely to have trouble

keeping up with more profitable,

cash-laden competitors. In such

businesses, we like to see cash flows

that are greater than earnings

because it means that the company’s

depreciation expenses are healthy.

In high-returning businesses, we

prefer that cash flows be reinvested

at high returns.

In all cases, regardless of the type

of business, we want to see cash

flows used intelligently. To our way

of thinking, this means reinvesting

in the business or paying dividends

to shareholders. As with most

things, we think about the long-

term picture when it comes to cash

flow. We may be willing to buy a

firm in a negative cash flow

moment if we think the firm is

capable of righting itself. However,

cash flow problems should be

temporary as few factors signal

quality more definitively than

stable, growing cash flows.

Five Years of Fashion
Most small-cap market cycles have been much shorter than the current cycle’s nearly six-year time span, with the average length of the eight completed cycles in the history of the Russell 2000 being 3.3 years. The shortest was little more than one-and-a-quarter years (2/8/80-6/15/81), while the longest lasted approximately six-and-a-half years (10/9/89-5/22/96). If the current cycle were to end soon, it would be the second longest on record. This is one of the reasons why we evaluate Fund performance on an absolute basis over long-term periods, such as five years, in addition to full market cycles. Examining five-year periods is especially useful because they typically include all of or most of a full market cycle, sometimes two. In addition, examining rolling five-year results gives a better picture of long-term market trends, and can also provide insight into what we might expect as the market moves forward.

     There have been 269 monthly trailing five-year return periods since the Russell 2000’s inception on 12/31/78. From inception through 6/30/06, the index’s five-year return was less than zero in only 3% of these periods. The index provided positive single-digit returns more than 40% of the time and double-digit returns 56% of the time. Over the entire period, the average of all of the 269 five-year average annual total return periods was 11.6%. In the case of small-cap value, the results are even stronger. The Russell 2000 Value index did not have any negative five-year return periods since its inception and produced positive single-digit returns in 17% of the periods. In an impressive 83% of the periods, the value index

8 | THIS PAGE IS NOT PART OF THE 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

produced double-digit five-year average annual total returns, averaging 14.5% for all of the 269 return periods. (Please see below for more details.)

     The foregoing is in large part why we believe that small-caps continually offer the potential to produce above-average returns over long-term time horizons, and why we regard them as a necessary component in any asset allocation plan. Fashions come and go, but we believe that approaches such as ours, those that patiently strive to build wealth over the long haul, have what it takes to remain successful no matter what happens to be in (or out) of style elsewhere in the investment world.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

July 31, 2006

The Russell 2000 Value index did not have any negative five-year return periods since its inception. In an impressive 83% of the periods, the value index produced double-digit five-year average annual total returns.

THIS PAGE IS NOT PART OF THE 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 9

ONLINE UPDATE

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THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 11

ROYCE SELECT FUND I

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/06
Manager’s Discussion
The most recent phase of small-cap performance was a little confusing to us with regard to the relative performance of Royce Select Fund I (RS1). Value was in—as demonstrated by the Russell 2000 Value index beating its growth counterpart in 2006’s first half—yet quality, at least as we define it in the Fund’s limited portfolio, was, if not really out of style, then certainly not in the same high demand. The Fund was up 5.4% during the year-to-date period ended 6/30/06, behind the 8.2% return of its small-cap benchmark, the Russell 2000. During the mostly bullish first quarter, RS1 was behind the benchmark (+10.3% versus +13.9%), something that we would typically expect in a dynamic short-term period. The Fund then outperformed the Russell 2000 in the more bearish second quarter (-3.7% versus -5.0%), a less dynamic period in which we would usually expect to hold up better. The Fund also posted a stronger relative return from the most recent small-cap peak on 5/5/06 through 6/30/06, a period in which RS1 lost 6.1% versus a loss of 7.1% for the Russell 2000.
    More pleasing to us on both an absolute and relative basis were the Fund’s results during market cycle and other long-term performance periods. From the previous small-cap market peak on 3/9/00 through 6/30/06, RS1 substantially outpaced the Russell 2000, up 135.1% versus a gain of 29.5% for the benchmark. During the mostly bullish phase from the small-cap market trough on 10/9/02 through 6/30/06, the Fund also outperformed the Russell 2000 (+156.0% versus +131.8%). These returns contributed to RS1’s strong results over calendar-based periods. The Fund outperformed the Russell 2000 for the one-, three-, five-year and since inception (11/18/98) periods ended 6/30/06. RS1’s average annual total return since inception was 18.5%.
     Net losses in the portfolio were relatively minor, and mostly affected companies whose long-term prospects looked attractive to us at the end of June. Westwood One supplies radio content. In a difficult environment for ad revenues, the firms

January - June 2006*	5.43%

One-Year	20.24

One-Year (Net)[1]	18.25

Three-Year	20.63

Five-Year	13.17

Since Inception (11/18/98)	18.50
* Not annualized.
[1] One-year result is adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

saw its profits decline and forecasted further losses for the short run. We suspect that ad revenues can eventually recover and think that its role as a content provider has growth potential, especially with the advent of satellite radio. We also liked its conservative balance sheet. Each was a factor in our decision to build our position in the first half. eResearch Technology provides digitally based cardiac screening technology and services. We thought that the clarification of global cardiac testing

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/06

Year	RS1	RSA Security	$355,510

2005	10.9%	Plexus Corporation	289,791

2004	19.1	SEI Investments Company	198,396

2003	48.7	Lincoln Electric Holdings	163,546

2002	-15.8	Metal Management	134,830

2001	24.5

2000	15.0

1999	35.4
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

TOP 10 POSITIONS (% of Net Assets)

AllianceBernstein Holding L.P.	4.9%

SEI Investments Company	3.6

Corinthian Colleges	3.5

Adesa	3.0

eFunds Corporation	2.5

Cognex Corporation	2.4

Ritchie Bros. Auctioneers	2.3

Navigant Consulting	2.3

Columbia Sportswear Company	2.2

Macrovision Corporation	2.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	26.6%

Financial Services	17.7

Industrial Services	15.4

Consumer Services	7.7

Industrial Products	6.9

Consumer Products	6.2

Financial Intermediaries	4.0

Health	2.5

Natural Resources	1.8

Miscellaneous	4.2

Cash and Cash Equivalents	7.0

12  |  THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

standards in 2005 would jump-start its stock price, but a recent earnings disappointment caused anxiety among investors, leading us to think that we may have begun to buy too early. Still, we think highly of its promising business and its balance sheet, so we increased our position during the first half. International Coal Group showed net losses in the first half. Its stock price tumbled on news of revised earnings guidance for fiscal 2006 as a result of various operational problems, including a mine closing, a fire in another, adverse conditions in a third and the bankruptcy of a major coal supplier. Based on our belief that the company could solve these problems, we built a good-sized position in the first half.
     In contrast to the small-cap market in general, Technology holdings led the Fund’s sectors in dollar-based gains. When we first purchased RSA Security in 2005, we liked its low debt and core business of providing Internet security services for electronic businesses, such as encryption and identity protection. Its share price soared on news that it would be acquired, prompting us to sell our position in late June. Plexus Corporation provides a variety of technological services, including product development, material procurement and distribution, for several industries. We were drawn to its balance sheet and interesting variety of support services when we first bought shares in RS1’s portfolio during the spring of 2004. As was the case in 2005, strong and steady earnings seemed to attract investors, particularly after Plexus announced record revenues and earnings for its fiscal second quarter in April.
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization		$1,273 million

		Weighted Average P/E Ratio		21.6x

		Weighted Average P/B Ratio		2.5x

		Weighted Average Yield		1.2%

		Fund Net Assets		$23 million

		Turnover Rate		31%

     Elsewhere in the portfolio, we enjoyed success with SEI Investments Company, a firm that provides outsourced asset management, investment technology and other services to financial companies. Its stock price rose more or less steadily in the second quarter, helped in part by its strong earnings. We have long admired the strong balance sheet, history of positive earnings and ability to generate positive cash flow from operating activities of welding and cutting products maker, Lincoln Electric Holdings, which we repurchased in RS1’s portfolio early in 2005. The firm announced record revenues for both the fiscal year and fourth quarter ended 12/31/05. Record revenues were also reported in April for the fiscal first quarter of 2006. Steady, better-than-expected earnings, as well as a promising outlook, seemed to create excitement for the shares of industrial equipment auctioneer Ritchie Bros. Auctioneers.
		Number of Holdings		58
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/06
		Symbol (Investment Class)		RYSFX

Westwood One	$271,702
		MORNINGSTAR STATISTICAL MEASURES*
eResearch Technology	182,297		RS1	Category Median	Best Quartile Breakpoint

International Coal Group	124,599	Sharpe Ratio	1.45	1.11	1.32

Tuesday Morning	109,695	Standard Deviation	11.79	13.83	12.45

GSI Group	108,313	Beta	1.27	1.48	1.33

		*Three years ended 6/30/06. Category Median and Best Quartile Breakpoint based on 383 small-cap objective funds (oldest class only) with at least three years of history.

		RISK/RETURN COMPARISON Three-Year Period Ended 6/30/06

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RS1	20.6%	11.8	1.75

		Russell 2000	18.7	14.6	1.28
		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS  |  13

ROYCE SELECT FUND II

CUMULATIVE TOTAL RETURNS Through 6/30/06
Manager’s Discussion
The “long and short of it” was a terrific first-half showing for Royce Select Fund II (RS2) on both an absolute and relative basis. RS2 gained 15.2% for the year-to-date period ended 6/30/06, substantially outpacing the 8.2% return for its small-cap benchmark, the Russell 2000. The Fund combined better-than-expected up-market results with strong down market results to achieve its excellent first-half return. RS2 was up 18.3% in the robust up-market of the first quarter, ahead of the Russell 2000, which was up 13.9%. Share prices began to falter in the second quarter, a period in which the Fund lost 2.6% compared to a decline of 5.0% for its small-cap benchmark. During the short-term downturn from the most recent small-cap high on 5/5/06 through 6/30/06, RS2 also lost less than the small-cap index, down 5.4% versus -7.2% for the Russell 2000.
    The Fund’s impressive short-term results helped it to take an early performance advantage over its benchmark for the identical one-year and since inception (6/30/05) performance periods ended 6/30/06. More important to us was the fact that RS2’s early results were so strong on an absolute basis, making us highly pleased with its performance during its admittedly brief tenure. The Fund’s average annual total return since inception was 20.9%.
     Although we first bought shares in March 2006, we sold our position in Peerless Systems in June as its price continued to slip. We liked its digital imaging business and its solid returns on invested capital. However, a delayed order from one of its customers led to a more severe decline than we were prepared to live with, especially with the prospect of more promising opportunities elsewhere in the

January - June 2006*	15.22%

One-Year	23.40

One-Year (Net)[1]	20.93

Since Inception (6/30/05)[1]	20.93
* Not annualized.
[1] The Fund’s one-year and since-inception results are adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

market. The slumping stock price of Hi-Tech Pharmacal allowed us to build a position in this producer of generic and brand-name drugs between March and the end of June. Large generic drug firms have been enduring tough times recently, which had an unfortunate trickle-down effect on the stock prices of many smaller players in the industry. The company’s strength in cold and flu medications has historically resulted in summer sell-offs for the stock, almost as if certain investors were not aware that cold and flu season would return with colder weather. Its balance sheet remained strong, its earnings were positive, if a bit inconsistent, and its product line and long-term prospects continued to look attractive to us at the end of June. We were also sanguine about the long-term prospects for mining business International Coal Group and built our

TOP 10 LONG POSITIONS (% of Net Assets)		GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/06

Haynes International	2.9%	Insteel Industries	$34,760

Lincare Holdings	2.6	Acacia Research-Acacia Technologies	11,987

Insteel Industries	2.4	Universal Stainless & Alloy Products	11,342

Caraco Pharmaceutical		Alliance Data Systems	9,012
Laboratories	2.4
		MEMC Electronic Materials	8,675
Penn Virginia	2.2

USANA Health Sciences	2.0

Biovail Corporation	1.8

Alliance Data Systems	1.8
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

CE Franklin	1.7

Res-Care	1.6

TOP 2 SHORT POSITIONS (% of Net Assets)

iShares Russell 2000 Growth Index Fund	-7.0%

Internet Infrastructure HOLDRs Trust	-4.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	22.5%

Health	20.9

Industrial Products	14.2

Natural Resources	11.5

Industrial Services	9.3

Financial Intermediaries	4.9

Financial Services	3.1

Consumer Products	1.2

Miscellaneous	4.2

Cash and Cash Equivalents	8.2

14  |  THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

stake in the second quarter, in spite of some considerable difficulties and net losses in the first half. Its stock price tumbled on news of revised earnings guidance for fiscal 2006 as a result of various operational problems, including a mine closing, a fire in another, adverse conditions in a third and the bankruptcy of a major coal supplier.
     Top-ten position Insteel Industries manufactures concrete reinforcing metal products. The firm reported highly improved earnings for the fiscal first quarter of 2006, as well as strong operating cash flow results, developments that helped its stock price to soar earlier in the year, when we began to reduce our position at solid gains. Insteel then announced even stronger fiscal second-quarter results, but also said that it was giving up its well-regarded industrial-wire business and closing the plant where these operations took place, which led to a 19% decline in its stock price. Confident the firm would remain strong, we took advantage of the negative reaction and started to buy shares again in May, just as it share price began to recover when the firm announced a two-for-one-stock split.
     Acacia Research-Acacia Technologies is involved in the development, acquisition and licensing of patented technologies by primarily serving individual inventors and small companies that have limited resources to deal with unauthorized users. We liked the firm’s low debt and were intrigued by its unique, non-asset-based business model. Growth in its business seemed to draw investors to the stock, which led us to reduce our position in the second quarter. Universal Stainless & Alloy Products makes specialized metal and alloy products primarily for the aerospace industry. We took some gains as its earnings increases appeared to attract growing numbers of investors to its stock. We also reduced our position in transaction, credit and marketing services company Alliance Data Systems. Our take was the firm is misunderstood by some analysts as solely a retail private label credit card business, while we saw potential for its other segments, including its Canadian air miles rewards program. Our view that certain segments
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization	$553 million

			Weighted Average P/E Ratio	18.4x*

			Weighted Average P/B Ratio	3.7x

			Weighted Average Yield	0.4%

			Fund Net Assets	$1.3 million

			Turnover Rate	310%

		of the market looked overvalued and might endure correction led us to create profitable short positions (closed before the end of June) in the Russell 2000 Growth Index and the Nasdaq 100.	Number of Holdings	84
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/06
			Symbol (Investment Class)	RSFDX

Hi-Tech Pharmacal	$8,453
			* Excludes 18% of portfolio holdings with zero or negative earnings as of 6/30/06.
Peerless Systems	5,521

International Coal Group	5,399

American Equity Investment Life Holding Company	5,255

BioScrip	5,207

THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS  |  15

ROYCE SELECT FUND II

CUMULATIVE TOTAL RETURNS Through 6/30/06
Manager’s Discussion
The first-half performance for Royce Select Fund III (RS3) went about as well as we could ask on both an absolute and relative basis. For the year-to-date period ended 6/30/06, RS3 gained 9.9%, ahead of its small-cap benchmark, the Russell 2000, which was up 8.2% for the same period. In the bullish first quarter, RS3 was up 12.1%, not unexpectedly trailing the Russell 2000 (+13.9%) given the feverish stock market climate. When the market corrected during the second quarter, the Russell 2000 declined 5.0%, while the Fund lost 1.9%. RS3 also outperformed its benchmark from the most recent small-cap market high on 5/5/06 through 6/30/06, down 4.2% versus a loss of 7.2% for the Russell 2000. We were therefore very pleased with the Fund’s results. Although RS3 has little in the way of performance history, the early results have been encouraging on an absolute and relative basis. The Fund outpaced the Russell 2000 for the identical one-year and since inception (6/30/05) performance periods ended 6/30/06. RS3’s average annual total return since inception was 26.8%.
    Although the Fund’s relatively recent inception date made its purchases of precious metals and mining businesses occur later than they did in other Royce-managed portfolios, they were bought early enough to be significant contributors on a dollar basis to first-half results. Two of the Fund’s top five gainers (and several of its top 20 gainers) came from that industry. Prior to the Fund’s inception, we felt confident that the close-to-20-year bear market for precious metals prices was likely to end. More importantly, we also believed that the individual company qualities we held in such high esteem would eventually be recognized by other investors. Commodity and stock

January - June 2006*	9.94%

One-Year	29.40

One-Year (Net)[1]	26.81

Since Inception (6/30/05)[1]	26.81
* Not annualized.
[1] The Fund’s one-year and since-inception results are adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

prices finally began to pick up in 2005, shortly after RS3’s inception. By the end of last year, the industry’s rebound was well under way. The first half of 2006 saw further recovery, so that precious metals mining businesses such as Agnico-Eagle Mines and Silver Standard Resources were among the best performers. We also derived a benefit from Glamis Gold's acquisition of Western Silver at a substantial premium this past May. This transaction also produced a new company, Western

TOP 10 POSITIONS (% of Net Assets)		GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/06

IPSCO	3.8%	Western Silver	$17,413

Foundry Networks	3.1	Cogent Communications Group	6,634

Lincoln Electric Holdings	3.1	Lincoln Electric Holdings	6,171

Woodward Governor Company	3.0	Agnico-Eagle Mines	5,111

Knight Capital Group Cl. A	3.0	Reliance Steel & Aluminum	4,366

Simpson Manufacturing	2.8

Unit Corporation	2.8

Endo Pharmaceuticals Holdings	2.6

Harris Steel Group	2.5
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

Arkansas Best	2.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products	23.3%

Natural Resources	19.4

Technology	9.0

Health	8.9

Consumer Products	7.7

Consumer Services	6.0

Financial Intermediaries	5.1

Industrial Services	3.1

Financial Services	2.4

Cash and Cash Equivalents	15.1

16  |  THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

Copper. We liked its management and core exploration business at the end of June, consistent with our positive outlook for the precious metals industry as a whole.
     Cogent Communications Group provides high-speed Internet access and Internet protocol communications services to small and medium-sized businesses and communications providers. We thought highly of the firm’s aggressive acquisitions of dark fiber (fiberoptic cable that is not live) capacity in the aftermath of the Internet crash. The first half saw its business growing in part due to these earlier activities. We held a good-sized position at the end of June. For many years, we have had affection for the strong balance sheet, history of positive earnings and ability to generate positive cash flow from operating activities of welding and cutting products maker, Lincoln Electric Holdings. A top-ten holding, the firm announced record revenues for both the fiscal year and fourth quarter ended 12/31/05. Record revenues were also reported in April for the fiscal first quarter of 2006. Seeing more room for growth, we increased our stake in March and April.
     A stumbling stock price for Orchid Cellmark allowed us to significantly increase our position in this DNA testing firm whose accounting woes we hope are short-lived. The sluggish environment for many consumer stocks combined with trade barriers in the European footwear market helped give the boot to the stock price of Timberland Company’s apparel and shoe business. At the end of June, we held its business in high regard and during the first half added to a stake that we initiated in January 2006. The share price of energy services company Trican Well Service fell in the first half, though we suspect that its share-price woes should prove temporary,
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization	$1,286 million

			Weighted Average P/E Ratio	12.0x*

			Weighted Average P/B Ratio	2.8x

			Weighted Average Yield	0.5%

			Fund Net Assets	$1.0 million

			Turnover Rate	21%

		representing a need for it to catch its breath after a long period of a mostly soaring stock price. The firm posted record revenues in the fiscal fourth quarter of 2005 and fiscal first quarter of 2006, continued to have positive earnings and declared a dividend and two-for-one stock split in May. Since there did not appear to be any cause for concern, we added to our stake in June.	Number of Holdings	48
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/06
			Symbol (Investment Class)	RSFTX

Orchid Cellmark	$3,897		* Excludes 17% of portfolio holdings with zero or negative earnings as of 6/30/06.

Staktek Holdings	3,734

Timberland Company Cl. A	3,495

Nu Skin Enterprises Cl. A	2,730

Trican Well Service	2,462

THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS  |  17

NOTES TO PERFORMANCE AND OTHER IMPORTANT INFORMATION

      The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2006, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2006 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future.

      The Sharpe Ratio is calculated for the past 36-month period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 Index, with the beta of the S&P 500 equal to 1.00. A low beta means that the correlation of a fund’s performance to that of the market has been low. Three-year Sharpe Ratios, standard deviations and betas for Royce Select Fund I was provided by Morningstar, Inc.

      The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite and S&P 500 are unmanaged indices of domestic common stocks. Returns for the market indices used in this report were based on information supplied to Royce by Frank Russell. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

      The Funds invest primarily in securities of mid-, small- and/or micro-cap companies, that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling 1-800-221-4268, or by visiting www.roycefunds.com. All publicly released material information is always disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
      This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

      This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.

      The Royce Funds have based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

18  |  THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

SCHEDULES OF INVESTMENTS	JUNE 30, 2006 (Unaudited)

Royce Select Fund I

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 93.0%			Industrial Products – 6.9%
			Automotive - 2.0%
Consumer Products – 6.2%			Gentex Corporation [a]	32,500	$455,000
Apparel and Shoes - 2.2%
Columbia Sportswear Company [a]	11,000	$497,860	Machinery - 2.4%
			Lincoln Electric Holdings	3,800	238,070
Sports and Recreation - 2.0%			Rofin-Sinar Technologies [a]	5,300	304,591
Polaris Industries	10,500	454,650
					542,661
Other Consumer Products - 2.0%
Fossil [a]	25,700	462,857	Metal Fabrication and Distribution - 1.1%
			Metal Management	7,800	238,836
Total (Cost $1,449,267)		1,415,367
			Other Industrial Products - 1.4%
Consumer Services – 7.7%			Brady Corporation Cl. A	8,600	316,824
Media and Broadcasting - 1.4%
Westwood One	41,600	312,000	Total (Cost $1,235,815)		1,553,321

Retail Stores - 1.0%			Industrial Services – 15.4%
Tuesday Morning	16,800	220,920	Commercial Services - 8.6%
			Adesa	30,300	673,872
Other Consumer Services - 5.3%			Collectors Universe	20,300	283,794
Corinthian Colleges [a]	55,100	791,236	Copart [a]	10,000	245,600
MoneyGram International	12,300	417,585	MPS Group [a]	15,600	234,936
			†Navigant Consulting [a]	22,700	514,155
		1,208,821
					1,952,357
Total (Cost $1,951,400)		1,741,741
			Industrial Distribution - 2.3%
Financial Intermediaries – 4.0%			Ritchie Bros. Auctioneers	9,900	526,482
Banking - 1.1%
Bank of NT Butterfield	4,240	241,680	Transportation and Logistics - 4.5%
			Arkansas Best	7,000	351,470
Real Estate Investment Trusts - 1.2%			Grupo Aeroportuario del Sureste ADR	11,800	396,362
Capital Trust Cl. A	7,900	281,398	Universal Truckload Services [a]	7,700	262,801

Other Financial Intermediaries - 1.7%					1,010,633
MarketAxess Holdings [a]	35,800	394,158
			Total (Cost $2,595,847)		3,489,472
Total (Cost $856,182)		917,236
			Natural Resources – 1.8%
Financial Services – 17.7%			Precious Metals and Mining - 1.8%
Information and Processing - 7.0%			†International Coal Group [a]	57,500	413,425
eFunds Corporation [a]	26,200	577,710
Morningstar [a]	4,600	190,808	Total (Cost $538,024)		413,425
SEI Investments Company	16,700	816,296
			Technology – 26.6%
		1,584,814	Aerospace and Defense - 3.1%
			HEICO Corporation Cl. A	14,800	351,056
Insurance Brokers - 3.0%			Innovative Solutions and Support [a]	25,000	351,500
Brown & Brown	10,000	292,200
Gallagher (Arthur J.) & Company	15,000	380,100			702,556

		672,300	Components and Systems - 6.0%
			Electronics for Imaging [a]	16,300	340,344
Investment Management - 7.7%			Nam Tai Electronics	18,900	422,793
AllianceBernstein Holding L.P.	18,200	1,112,748	Plexus Corporation [a]	6,300	215,523
†Highbury Financial [a]	45,300	249,150	Technitrol	16,500	381,975
†Highbury Financial (Warrants) [a]	90,600	81,540
Nuveen Investments Cl. A	7,100	305,655			1,360,635

		1,749,093	Distribution - 1.4%
			Benchmark Electronics [a]	13,050	314,766
Total (Cost $2,583,754)		4,006,207
			Internet Software and Services - 3.6%
Health – 2.5%			eResearch Technology [a]	51,000	464,100
Drugs and Biotech - 1.1%			†WebEx Communications [a]	10,200	362,508
Perrigo Company	15,000	241,500
					826,608
Medical Products and Devices - 1.4%
Arrow International	10,000	328,700	IT Services - 5.0%
			BearingPoint [a]	30,500	255,285
Total (Cost $470,729)		570,200	Ceridian Corporation [a]	15,600	381,264
			Perot Systems Cl. A [a]	17,300	250,504
			Syntel	12,600	257,796

					1,144,849

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 19

SCHEDULES OF INVESTMENTS

Royce Select Fund I (continued)	Royce Select Fund II

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			COMMON STOCKS – 91.8%
Semiconductors and Equipment - 4.2%
Cognex Corporation	20,600	$536,218	Consumer Products – 1.2%
GSI Group [a]	48,500	416,615	Apparel and Shoes - 1.2%
			Shoe Pavilion [a]	2,100	$15,204
		952,833
			Total (Cost $14,381)		15,204
Software - 2.2%
Macrovision Corporation [a]	22,700	488,504	Financial Intermediaries – 4.9%
			Banking - 1.0%
Telecommunications - 1.1%			†Nexity Financial [a]	1,000	12,500
Foundry Networks [a]	23,900	254,774
			Insurance - 1.6%
Total (Cost $5,304,069)		6,045,525	†American Equity Investment Life
			Holding Company [b]	1,900	20,254
Miscellaneous (c) – 4.2%
Total (Cost $1,004,083)		948,566	Real Estate Investment Trusts - 1.4%
			†Capital Lease Funding [b]	1,530	17,457
TOTAL COMMON STOCKS
(Cost $17,989,170)		21,101,060	Other Financial Intermediaries - 0.9%
			†International Securities Exchange Cl. A	300	11,421
REPURCHASE AGREEMENT – 5.0%
State Street Bank & Trust Company,			Total (Cost $65,937)		61,632
5.10% dated 6/30/06, due 7/3/06,
maturity value $1,137,483 (collateralized			Financial Services – 3.1%
by obligations of various U.S. Government			Other Financial Services - 3.1%
Agencies, valued at $1,169,125)			†AmeriCredit Corporation [a]	350	9,772
(Cost $1,137,000)		1,137,000	†Chardan North China
			Acquisition [a]	1,600	12,240
TOTAL INVESTMENTS – 98.0%			†Chardan North China
(Cost $19,126,170)		22,238,060	Acquisition (Warrants) [a]	2,400	6,672
			†Chardan South China
CASH AND OTHER ASSETS			Acquisition [a]	1,600	10,400
LESS LIABILITIES – 2.0%		452,728
			Total (Cost $44,089)		39,084
NET ASSETS – 100.0%		$22,690,788
			Health – 20.9%
			Drugs and Biotech - 9.7%
			†Biovail Corporation [b]	985	23,059
			Caraco Pharmaceutical Laboratories [a,b]	3,270	29,920
			Endo Pharmaceuticals Holdings [a]	420	13,852
			†Hi-Tech Pharmacal [a,b]	1,110	18,393
			†Mylan Laboratories [b]	885	17,700
			†Origin Agritech [a,b]	1,320	18,929

					121,853

			Health Services - 7.3%
			HMS Holdings [a]	500	5,360
			†Health Net [a]	300	13,551
			†Lincare Holdings [a,b]	855	32,353
			†National HealthCare [b]	450	20,048
			Res-Care [a]	1,030	20,600

					91,912

			Medical Products and Devices - 2.0%
			†Applera Corporation- Applied
			Biosystems Group	350	11,322
			†Symmetry Medical [a]	870	13,398

					24,720

			Personal Care - 1.9%
			†USANA Health Sciences [a,b]	650	24,635

			Total (Cost $272,712)		263,120

20 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	SHARES	VALUE		SHARES	VALUE
Industrial Products – 14.2%			Technology – 22.5%
Industrial Components - 1.2%			Aerospace and Defense - 3.0%
PW Eagle	500	$15,120	Allied Defense Group (The) [a,b]	900	$19,791
			TVI Corporation [a,b]	5,200	18,356
Machinery - 1.9%
Flow International [a]	690	9,708			38,147
Hurco Companies [a]	550	14,129
			Components and Systems - 6.5%
		23,837	†Analogic Corporation	260	12,119
			Checkpoint Systems [a,b]	520	11,549
Metal Fabrication and Distribution - 9.2%			†DDi Corporation [a]	1,400	11,480
Castle (A.M.) & Company	490	15,802	Hutchinson Technology [a,b]	555	12,005
Commercial Metals Company	400	10,280	InFocus Corporation [a]	1,500	4,290
Gerdau Ameristeel	1,020	10,241	International DisplayWorks [a]	1,700	8,840
Haynes International [a,b]	1,050	36,487	†Nam Tai Electronics	640	14,317
Insteel Industries [b]	1,250	30,250	Performance Technologies [a]	990	6,831
Universal Stainless & Alloy Products [a,b]	425	12,440
					81,431
		115,500
			Distribution - 1.7%
Specialty Chemicals and Materials - 0.7%			Anixter International [a]	290	13,763
Aceto Corporation [b]	1,260	8,719	Brightpoint [a]	600	8,118

Other Industrial Products - 1.2%					21,881
†Waters Corporation [a]	350	15,540
			Internet Software and Services - 1.0%
Total (Cost $137,777)		178,716	†j2 Global Communications [a]	380	11,864

Industrial Services – 9.3%			IT Services - 3.5%
Advertising and Publishing - 0.8%			†BearingPoint [a,b]	1,700	14,229
†MDC Partners Cl. A [a]	1,200	9,828	†SRA International Cl. A [a]	650	17,310
			TechTeam Global [a]	1,340	12,261
Commercial Services - 4.1%
Acacia Research-Acacia Technologies [a,b]	890	12,513			43,800
†Alliance Data Systems [a,b]	385	22,646
†Services Acquisition Corporation International [a]	1,200	11,880	Semiconductors and Equipment - 0.7%
TeleTech Holdings [a]	330	4,178	†CalAmp Corporation [a,b]	1,000	8,890

		51,217	Software - 0.9%
			†BEA Systems [a]	870	11,388
Engineering and Construction - 2.3%
†Comfort Systems USA	1,020	14,576	Telecommunications - 5.2%
Dycom Industries [a,b]	700	14,903	Comtech Group [a]	870	9,683
			†Comtech Telecommunications [a]	350	10,244
		29,479	†Linktone ADR [a]	2,300	13,685
			Radyne ComStream [a]	1,460	16,615
Food and Tobacco Processors - 1.0%			†Sunrise Telecom [a]	7,040	15,699
Sunopta [a]	1,380	12,806
					65,926
Transportation and Logistics - 1.1%
†Dynamex [a,b]	620	13,522	Total (Cost $292,897)		283,327

Total (Cost $95,636)		116,852	Miscellaneous (c) – 4.2%
			Total (Cost $54,993)		53,742
Natural Resources – 11.5%
Oil and Gas - 9.1%			TOTAL COMMON STOCKS
†Bill Barrett [a,b]	380	11,252	(Cost $1,125,152)		1,157,502
CE Franklin [a,b]	1,515	21,952
†Carrizo Oil & Gas [a]	560	17,534
†Hornbeck Offshore Services [a,b]	550	19,536
Penn Virginia [b]	390	27,253
†Storm Cat Energy [a]	8,000	18,000

		115,527

Precious Metals and Mining - 2.4%
†International Coal Group [a,b]	2,550	18,335
Royal Gold	430	11,963

		30,298

Total (Cost $146,730)		145,825

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 21

SCHEDULES OF INVESTMENTS

Royce Select Fund II (continued)	Royce Select Fund III

	SHARES	VALUE		SHARES	VALUE
REPURCHASE AGREEMENT – 7.7%			COMMON STOCKS – 84.9%
State Street Bank & Trust Company,
5.10% dated 6/30/06, due 7/3/06,			Consumer Products – 7.7%
maturity value $97,041 (collateralized			Apparel and Shoes - 3.4%
by obligations of various U.S. Government			Columbia Sportswear Company [a]	300	$13,578
Agencies, valued at $99,500)			†Timberland Company Cl. A [a]	800	20,880
(Cost $97,000)		$97,000
					34,458
TOTAL INVESTMENTS – 99.5%
(Cost $1,222,152)		1,254,502	Sports and Recreation - 4.3%
			Thor Industries	400	19,380
CASH AND OTHER ASSETS LESS LIABILITIES – 0.5%		5,804	Winnebago Industries	800	24,832

NET ASSETS – 100.0%		$1,260,306			44,212

SECURITIES SOLD SHORT			Total (Cost $78,191)		78,670
COMMON STOCKS – 11.9%
Diversified Investment Companies – 11.9%			Consumer Services – 6.0%
Exchange Traded Funds - 11.9%			Direct Marketing - 1.5%
Internet Infrastructure HOLDRs Trust	12,700	$62,357	Nu Skin Enterprises Cl. A	1,000	14,850
iShares Russell 2000 Growth Index Fund	1,200	88,212
			Retail Stores - 2.0%
TOTAL SECURITIES SOLD SHORT			†Buckle (The)	500	20,935
(Proceeds $147,417)		$150,569
			Other Consumer Services - 2.5%
			Corinthian Colleges [a]	1,000	14,360
			†Universal Technical Institute [a]	500	11,010

					25,370

			Total (Cost $63,274)		61,155

			Financial Intermediaries – 5.1%
			Banking - 2.1%
			†Endeavour Mining Capital	3,000	21,150

			Securities Brokers - 3.0%
			†Knight Capital Group Cl. A [a]	2,000	30,460

			Total (Cost $49,086)		51,610

			Financial Services – 2.4%
			Information and Processing - 1.8%
			eFunds Corporation [a]	800	17,640

			Investment Management - 0.6%
			Federated Investors Cl. B	200	6,300

			Total (Cost $23,491)		23,940

			Health – 8.9%
			Drugs and Biotech - 6.8%
			Elan Corporation ADR [a]	800	13,360
			Endo Pharmaceuticals Holdings [a]	800	26,384
			Lexicon Genetics [a]	2,300	10,097
			Orchid Cellmark [a]	7,000	19,530

					69,371

			Medical Products and Devices - 2.1%
			Caliper Life Sciences [a]	2,200	10,978
			Possis Medical [a]	1,200	10,572

					21,550

			Total (Cost $86,919)		90,921

			Industrial Products – 23.3%
			Building Systems and Components - 4.1%
			Drew Industries [a]	400	12,960
			Simpson Manufacturing	800	28,840

					41,800

22 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Technology – 9.0%
Construction Materials - 2.0%			Internet Software and Services - 1.3%
†Florida Rock Industries	400	$19,868	RealNetworks [a]	1,200	$12,840

Machinery - 6.1%			IT Services - 2.8%
Lincoln Electric Holdings	500	31,325	†Cogent Communications Group [a]	1,850	17,334
†Woodward Governor Company	1,000	30,510	†Perot Systems Cl. A [a]	800	11,584

		61,835			28,918

Metal Fabrication and Distribution - 11.1%			Semiconductors and Equipment - 0.9%
Harris Steel Group	1,000	25,307	Staktek Holdings [a]	1,800	8,748
IPSCO	400	38,276
Metal Management	500	15,310	Software - 0.9%
Reliance Steel & Aluminum	200	16,590	PLATO Learning [a]	1,500	9,330
Schnitzer Steel Industries Cl. A	500	17,740
			Telecommunications - 3.1%
		113,223	Foundry Networks [a]	3,000	31,980

Total (Cost $200,433)		236,726	Total (Cost $80,143)		91,816

Industrial Services – 3.1%			TOTAL COMMON STOCKS
Engineering and Construction - 0.6%			(Cost $754,517)		863,524
Dycom Industries [a]	300	6,387
			REPURCHASE AGREEMENT – 22.0%
Transportation and Logistics - 2.5%			State Street Bank & Trust Company,
Arkansas Best	500	25,105	5.10% dated 6/30/06, due 7/3/06,
			maturity value $224,095 (collateralized
Total (Cost $25,310)		31,492	by obligations of various U.S. Government
			Agencies, valued at $233,825)
Natural Resources – 19.4%			(Cost $224,000)		224,000
Energy Services - 6.7%
Ensign Energy Services	600	12,330	TOTAL INVESTMENTS – 106.9%
Pason Systems	1,000	14,647	(Cost $978,517)		1,087,524
Tesco Corporation [a]	1,000	20,720
Trican Well Service	1,000	19,977	LIABILITIES LESS CASH
			AND OTHER ASSETS – (6.9)%		(69,805)
		67,674
			NET ASSETS – 100.0%		$1,017,719
Oil and Gas - 2.8%
Unit Corporation [a]	500	28,445

Precious Metals and Mining - 9.9%
Agnico-Eagle Mines	300	9,924
Gammon Lake Resources [a]	1,100	15,169
Glamis Gold [a]	650	24,609
Ivanhoe Mines [a]	2,000	13,640
†Meridian Gold [a]	400	12,672
Silver Standard Resources [a]	1,000	20,000
†Western Copper [a]	5,000	5,061

		101,075

Total (Cost $147,670)		197,194

[a]	Non-income producing.

[b]	A portion of these securities have been segregated as collateral for short sales.

[c]	Includes securities first acquired in 2006 and less than 1% of net assets.

†	New additions in 2006.

Bold indicates a Fund’s largest 20 equity holdings in terms of June 30, 2006 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 23

STATEMENTS OF ASSETS AND LIABILITIES	JUNE 30, 2006 (Unaudited)

	Royce	Royce	Royce
	Select	Select	Select
	Fund I	Fund II	Fund III

ASSETS:
Investments at value*	$21,101,060	$1,157,502	$863,524
Repurchase agreements (at cost and value)	1,137,000	97,000	224,000
Deposits with brokers for securities sold short	–	350,920	–
Cash	717	710	1,033
Receivable for investments sold	453,988	16,155	–
Receivable for capital shares sold	–	1,202	–
Receivable for dividends and interest	19,343	839	361

Total Assets	22,712,108	1,624,328	1,088,918

LIABILITIES:
Securities sold short, at fair value**	–	150,569	–
Payable for investments purchased	21,320	213,453	71,199

Total Liabilities	21,320	364,022	71,199

Net Assets	$22,690,788	$1,260,306	$1,017,719

ANALYSIS OF NET ASSETS:
Paid-in capital	$15,592,477	$1,072,447	$886,287
Undistributed net investment income (loss)	(184,715)	(22,569)	(13,253)
Accumulated net realized gain (loss) on investments	4,171,136	181,230	35,678
Net unrealized appreciation (depreciation) on investments	3,111,890	29,198	109,007

Net Assets	$22,690,788	$1,260,306	$1,017,719

Investment Class	$22,690,788	$1,260,306	$1,017,719

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	1,123,466	102,093	78,634

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class(1)	$20.20	$12.34	$12.94

* Investments at identified cost	$17,989,170	$1,125,152	$754,517

**Proceeds of short sales	$–	$147,417	$–

Aggregate value of segregated securities	$–	$480,848	$–

(1)  Offering and redemption price per share; shares redeemed within three years of purchase are subject to a 2% redemption fee, payable to the Fund.

24 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Royce Select Fund I		Royce Select Fund II		Royce Select Fund III

	Six months ended 6/30/06 (unaudited)	Year ended 12/31/05	Six months ended 6/30/06 (unaudited)	Period ended 12/31/05*	Six months ended 6/30/06 (unaudited)	Period ended 12/31/05*

INVESTMENT OPERATIONS:
Net investment income (loss)	$(195,824)	$(52,730)	$(22,569)	$(4,557)	$(8,344)	$(7,052)
Net realized gain (loss) on investments	3,570,286	4,457,110	174,422	11,365	33,014	4,807
Net change in unrealized appreciation
(depreciation) on investments	(2,011,282)	(1,921,270)	(13,472)	42,670	40,492	68,515

Net increase (decrease) in net assets from
investment operations	1,363,180	2,483,110	138,381	49,478	65,162	66,270

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–	–	–
Net realized gain on investments
Investment Class	–	(4,440,316)	–	–	–	–

Total distributions	–	(4,440,316)	–	–	–	–

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	420,872	1,214,081	302,552	784,980	405,242	481,045
Distributions reinvested
Investment Class	–	4,142,905	–	–	–	–
Value of shares redeemed
Investment Class	(4,645,469)	(2,785,474)	–	(15,085)	–	–
Shareholder redemption fees
Investment Class	7,621	13,314	–	–	–	–

Net increase (decrease) in net assets from
capital share transactions	(4,216,976)	2,584,826	302,552	769,895	405,242	481,045

NET INCREASE (DECREASE) IN NET ASSETS	(2,853,796)	627,620	440,933	819,373	470,404	547,315
NET ASSETS:
Beginning of period	25,544,584	24,916,964	819,373	–	547,315	–

End of period	$22,690,788	$25,544,584	$1,260,306	$819,373	$1,017,719	$547,315

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF PERIOD	$(184,715)	$11,109	$(22,569)	$–	$(13,253)	$(4,909)

  * From June 30, 2005 (commencement of operations) to December 31, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 25

STATEMENTS OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2006 (Unaudited)

	Royce Select Fund I	Royce Select Fund II	Royce Select Fund III

INVESTMENT INCOME:
Income:
Dividends	$150,432	$2,001	$1,471
Interest	80,321	6,972	6,467

Total income	230,753	8,973	7,938

Expenses:
Investment advisory fees	426,577	30,501	16,282
Dividends on securities sold short	–	1,041	–

Total expenses	426,577	31,542	16,282

Net expenses	426,577	31,542	16,282

Net investment income (loss)	(195,824)	(22,569)	(8,344)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	3,570,286	174,422	33,014
Net change in unrealized appreciation
(depreciation) on investments	(2,011,282)	(13,472)	40,492

Net realized and unrealized gain (loss) on investments	1,559,004	160,950	73,506

NET INCREASE (DECREASE) IN NET ASSETS FROM
INVESTMENT OPERATIONS	$1,363,180	$138,381	$65,162

26 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

ROYCE SELECT FUND I
†2006 (b)	$19.16	$(0.15)	$ 1.18	$1.03	$–	$–	$–	$0.01	$20.20	5.43	%*	$22,691	1.59	%*	(0.73	)%*	31%
2005 (a)(b)	20.87	(0.05)	2.32	2.27	–	(3.99)	(3.99)	0.01	19.16	10.87%		25,545	1.67%		(0.22)%		83%
2004 (a)(b)	19.81	(0.32)	4.08	3.76	–	(2.71)	(2.71)	0.01	20.87	19.08%		24,917	2.45%		(1.54)%		53%
2003 (a)(b)	14.60	(0.31)	7.39	7.08	–	(1.88)	(1.88)	0.01	19.81	48.67%		21,640	2.69%		(1.74)%		30%
2002 (a)(b)	17.70	(0.10)	(2.71)	(2.81)	–	(0.31)	(0.31)	0.02	14.60	(15.82)%		16,183	1.01%		(0.60)%		90%
2001 (a)	14.74	(0.31)	3.90	3.59	–	(0.63)	(0.63)	–	17.70	24.50%		18,507	2.72%		(2.13)%		54%
ROYCE SELECT FUND II (c)

†2006 (b)	$10.71	$(0.24)	$ 1.87	$1.63	$–	$–	$–	$–	$12.34	15.22	%*	$ 1,260	2.72	%*	(1.94	)%*	310%
2005 (b)	10.00	(0.06)	0.77	0.71	–	–	–	–	10.71	7.10	%*	819	1.12	%*	(0.64	)%*	239%
ROYCE SELECT FUND III (c)

†2006 (b)	$11.77	$(0.12)	$ 1.29	$1.17	$–	$–	$–	$–	$12.94	9.94	%*	$ 1,018	1.85	%*	(0.95	)%*	21%
2005 (b)	10.00	(0.20)	1.97	1.77	–	–	–	–	11.77	17.70	%*	547	2.45	%*	(1.84	)%*	22%

(a)	Net Asset Values and per share amounts have been adjusted to reflect the ten-for-one stock split on July 1, 2005.
(b)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
(c)	The Fund commenced operations on June 30, 2005.
*	Not annualized.
†	Six months ended June 30, 2006 (unaudited).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Summary of Significant Accounting Policies:
Royce Select Fund I, Royce Select Fund II and Royce Select Fund III (the “Fund” or “Funds”), are three series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price (in the case of long positions) and at the lowest ask price (in the case of short positions). Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Investment Transactions and Related Investment Income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
The Funds generally incur only performance fees as expenses. See the “Investment Adviser” section of these notes.

Distributions and Taxes:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

The Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

Repurchase Agreements:
The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Short Sales:
A Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

Line of Credit:
The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the six months ended June 30, 2006.

28 | THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

Capital Share Transactions (In Shares):

	Shares sold		Shares issued for reinvestment of distributions		Shares redeemed		Net increase (decrease) in shares outstanding

	Six months		Six months		Six months		Six months
	ended		ended		ended		ended
	6/30/06	Period ended	6/30/06	Period ended	6/30/06	Period ended	6/30/06	Period ended
	(unaudited)	12/31/05	(unaudited)	12/31/05	(unaudited)	12/31/05	(unaudited)	12/31/05

Royce Select Fund I	20,687	1,065,733 *	–	215,439	(230,198)	(67,604)	(209,511)	1,213,568
Royce Select Fund II	25,593	78,052	–	–	–	(1,552)	25,593	76,500
Royce Select Fund III	32,152	46,482	–	–	–	–	32,152	46,482

*	includes 1,030,969 shares resulting from a ten-for-one stock split on July 1, 2005.

Investment Adviser:
     Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive performance fees that are computed daily and payable monthly. Royce is entitled to receive from each of the Funds a performance fee of 12.5% of each Fund’s pre-fee total return (calculated using “then current” net assets of the Fund), subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. The agreement provides that all expenses of the Funds, except brokerage commissions, dividends on short sales, taxes, interest and extraordinary expenses, will be paid by Royce. For the six months ended June 30, 2006, the Funds accrued the following performance fees:

Royce Select Fund I	$426,577
Royce Select Fund II	30,501
Royce Select Fund III	16,282

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2006, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

			Short	Purchases to
	Purchases	Sales	Sales	Cover Short Sales

Royce Select Fund I	$7,124,935	$9,740,398	–	–
Royce Select Fund II	1,699,230	1,340,192	$994,907	$915,825
Royce Select Fund III	457,859	131,873	–	–

Tax Information:
     At June 30, 2006, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation

Royce Select Fund I	$19,126,170	$3,111,890	$4,154,529	$1,042,639
Royce Select Fund II	1,074,735	29,198	99,592	70,394
Royce Select Fund III	978,517	109,007	132,679	23,672

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS | 29

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2006 and held for the entire six-month period ended June 30, 2006.

Actual Expenses
The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2006 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second part of the table below provides information about hypothetical account values and hypothetical expenses based on an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return, and the expense ratio that would be incurred at that rate of return before expenses. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					HYPOTHETICAL
	ACTUAL				(5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Actual	Beginning	Ending	Expenses Paid	Hypothetical
	Account Value	Account Value	During the	Expense	Account Value	Account Value	During the	Expense
	1/1/06	6/30/06	Period (1)	Ratio (1,2)	1/1/06	6/30/06	Period (3)	Ratio (4)

Royce Select Fund I	$1,000.00	$1,054.30	$6.47	1.59%	$1,000.00	$1,018.91	$6.36	0.63%
Royce Select Fund II	1,000.00	1,152.20	6.78	2.72%	1,000.00	1,018.91	6.36	0.63%
Royce Select Fund III	1,000.00	1,099.40	6.61	1.85%	1,000.00	1,018.91	6.36	0.63%

(1) Expenses are equal to the Fund’s actual expense ratio for the most recent fiscal half year multiplied by the average account value for the period.
(2) Actual expense ratio used to derive figures in the table is based on the most recent fiscal half year.
(3) Expenses are equal to the Fund’s hypothetical annualized expense ratio for the most recent fiscal half year multiplied by the average account value for the period.
(4) Hypothetical expense ratio used to derive figures in the table is based on 12.5% of the assumed rate of return of 5% per year before expenses.

30  |  THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

At meetings held on June 7-8, 2006, The Royce Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and each of Royce Select Fund I (“RS1”), Royce Select Fund II (“RS2”) and Royce Select Fund III (“RS3”) (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for RS1 with other mutual funds in its “peer group” (such comparisons were not provided for RS2 and RS3 due to their limited operating history), information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process such as payments made to R&A or its affiliates relating to distribution of Fund shares, allocation of Fund brokerage fees, and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same Board meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:

The nature, extent and quality of services provided by R&A: The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 30 years of small-cap value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing the Funds; (iii) R&A’s sole focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing the Funds’ over more than 30 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of existing shareholders, establishing breakpoints for a number of funds and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract quality and experienced personnel. The trustees concluded that the services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that riskadjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a riskadjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess return by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s

THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS  |  31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)

historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to five years. RS1 fell in the 1st or 2nd quartiles within its small-cap universe categories for the three and fiveyear periods ended December 31, 2005. In addition to RS1’s risk-adjusted performance the trustees also reviewed its absolute total returns and down-market performance. Because of RS2 and RS3’s limited operating histories, the Board did not consider their performance but rather the performance of other Royce Funds. The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that RS1’s performance and the performance of other Royce Funds with respect to RS2 and RS3, supported the renewal of each Fund’s Investment Advisory Agreement.

Cost of the services provided and profits realized by R&A from its relationship with each Fund: The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. It was noted that R&A had realized no profits on RS2 and RS3 since their inception. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large cap stocks. The trustees noted that the Funds charge an all-inclusive performance fee. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. RS1 had a net expense ratio in the 4th quartile of the Morningstar peer group, but the trustees noted that due to the unique nature of RS1’s expense structure, direct comparisons to other funds were not helpful. RS1 pays an all-inclusive management fee equal to 12.5% of its pre-fee total return, measured using a high watermark test. It was noted that this methodology led to an expense ratio in the 1st quartile in 2002, and that RS1’s high watermark return in 2005 led to a higher expense ratio that is not appropriate for peer analysis. The trustees noted that RS2 and RS3 had the same expense structure as RS1.

The trustees also considered fees charged by R&A to institutional and other clients and noted that the Funds’ advisory fees compared favorably to these other accounts.

After the non-interested trustees deliberated in executive session, the entire Board, including all the non-interested trustees, approved the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

32  |  THE ROYCE FUNDS 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

POSTSCRIPT

Party People

For members of our investment staff, conversations at parties or other social gatherings usually follow a familiar pattern. Introductions are made, pleasantries are exchanged and soon the talk circles around to what people do for a living. When one of our staff says, “Investment management” or “Mutual funds,” the responses generally include inquiries about which firm we work for or what sort of investments we make.

Occasionally, when we mention that we manage money for The Royce Funds, people recognize the name—some even know that we’re a small-cap value shop or mention Chuck’s ubiquitous bow ties. Often, though, a few seconds of awkward silence ensues, followed by a quick nod and an attempt at reassurance, as if we’d be crestfallen that someone might not be familiar with one of the hundreds of mutual fund companies that exist today. To puncture the silence, they’ll say something like, “Oh sure, Royce... yes, of course... no, I’ve heard of you, definitely... great company... really terrific... I think my niece owns one of your, uh, funds.” At this, we usually smile politely, nod and reach for the shrimp.

More recently, however, we were taken aback at a question from a fellow guest who was familiar with the firm: “Why do you people have so many funds if all you do is small-cap value investing?” To be honest, we seldom thought much about this, and at first we were a bit defensive. We wondered—not aloud, fortunately—if managers at Fidelity or Vanguard get these kinds of questions? Are fund managers whose firms offer multiple large-cap or fixed income portfolios ever buttonholed at parties and asked to justify the existence of half their product offerings? Didn’t the person asking this question know that small-cap represents the largest domestic equity class in the U.S., with more than 8,000 publicly traded companies totaling more than $2.7 trillion in total market capitalization?

But we stopped ourselves before slipping into a lecture on the wondrous variety of our chosen asset class. Taking a deep breath, we relaxed as soon as we realized that it wasn’t facts such as those mentioned above that we were battling; it was the perception that if you do one thing well, there must be only one way to do it. The truth is a little more complicated, and more difficult to explain in the language of light chatter that animates a party.

We have always thought of small-cap value investing as an approach that encompasses a range of possible styles. Our opportunity to see this theory work in practice came in the late ‘90s. Whitney George began to manage portfolios on his own just before Buzz Zaino and Charlie Dreifus joined us early in 1998. Each of their approaches has important differences and similarities to the one Chuck Royce has been refining since 1972. The same holds true for the rest of the talented group of portfolio managers and analysts who work with us today. Each of them brings something unique to the portfolio process, while sharing our overall goal of finding high-quality, undervalued small companies.

Equally important is the enormous expansion in the number of small-cap companies available for potential investment over the last two decades. In 20 years, the number of companies has nearly doubled and the total market capitalization has increased by more than seven times: At the end of 1985, there were 4,781 companies with market caps less than $500 million (the commonly accepted definition of small-cap at the time) representing $348.7 billion in total market capitalization (Source: FactSet). We have introduced newer portfolios over the last 10 years in response to this extraordinary growth. The rapid expansion of small-cap has allowed us to bring out these new offerings.

Now maybe we can get back to cordial introductions, vacation talk and hors d’oeuvres.

THIS PAGE IS NOT PART OF THE 2006 SEMIANNUAL REPORT TO SHAREHOLDERS

The RoyceFunds

Wealth Of Experience
With approximately $25.1 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes six other Portfolio Managers, as well as eight assistant portfolio managers and analysts, and six traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $111 million invested in The Royce Funds.

General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268 Shareholder Services (800) 841-1180 Automated Telephone Services (800) 78-ROYCE (787-6923)	Advisor Services For Fund Materials, Performance Updates, Account Inquiries (800) 33-ROYCE (337-6923) Broker/Dealer Services For Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)

www.roycefunds.com
This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.
RSF-REP-0606

Item 2: Code(s) of Ethics – Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert – Not applicable to this semi-annual report.

Item 4: Principal Accountant Fees and Services – Not applicable to this semi-annual report.

Item 5: Audit Committee of Listed Registrants – Not Applicable.

Item 6: Schedule of Investments – See Item 1.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies – Not Applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders – None.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12: Exhibits attached hereto.

(a)(1) Not applicable.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND	THE ROYCE FUND

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: August 28, 2006		Date: August 28, 2006